[front cover]

April 30, 2000

AMERICAN CENTURY(reg.sm)
Semiannual Report

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[graphic of person looking at computer screen]

Select
Heritage
Growth

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American
Century

[inside front cover]

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[left margin]

    SELECT
    (TWCIX)
-----------------------------
    HERITAGE
    (TWHIX)
-----------------------------
    GROWTH
    (TWCGX)
-----------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended April 30, 2000, rewarded growth investors in Select, Heritage and Growth, all of which outperformed their relative performance benchmarks.

     The period was short, but momentous. So-called "New Economy" stocks led the market -- in both directions. Investors stampeded into technology-oriented firms at the end of 1999 and during the first quarter of 2000, triggering one of the most powerful market advances ever. Then, suddenly, came the reminder that some "old" rules of common stock investing still apply -- including one American Century's growth fund managers hold dear: stock prices ultimately depend on earnings.

     Turning to corporate matters, the months covered in this report have been important ones for American Century. Besides serving the nearly two million investors who look to American Century for investment management, we have also worked hard to serve and support the 3,000 people who work on your behalf -- to create a positive, safe, and productive work environment. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and is essential in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's fund performance reports like this one have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal from DALBAR. You can count on us to keep looking for ways to improve the reports, literature and statements you receive from us.

     We appreciate your continued confidence in American Century.

Sincerely,

/signature/                           /signature/
James E. Stowers, Jr.                 James E. Stowers III
Chairman of the Board and Founder     Vice Chairman of the Board and
                                      Chief Executive Officer


[right margin]

                                Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

SELECT
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8

HERITAGE
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15

GROWTH
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   22

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   24
   Statements of Operations ...............................................   25
   Statements of Changes
      in Net Assets .......................................................   26
   Notes to Financial
      Statements ..........................................................   27
   Financial Highlights ...................................................   31

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   40
   Background Information
      Investment Philosophy
         and Policies .....................................................   41
      Comparative Indices .................................................   41
      Portfolio Managers ..................................................   41
   Glossary ...............................................................   42


                                                 www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The highlight of the six months ended April 30, 2000, was the millennial market event of record highs for the S&P 500, the Nasdaq Composite, and the Dow. 1999 represented the fifth consecutive year that the S&P 500 returned 20% or better. The tech-heavy Nasdaq was the biggest winner, closing 1999 by posting an unprecedented gain of 86%--the largest one-year gain ever recorded by any U.S. market index.

* "New Economy" stocks, particularly those of Internet and technology companies, still held appeal for investors, but in such a rich atmosphere, uncertainty got a foothold and volatility became the norm in this group. Despite rising interest rates, valuations of technology stocks continued to climb until investors lost faith, taking the Nasdaq down 25.33% in a single week in April.

SELECT

* Select gained 9.75% for the six-month period, outperforming its benchmark, the S&P 500 Index, which was up 7.19%.

* Growth stocks, the pillars of Select's portfolio, led the market over the six months, which rewarded the fund's discipline of seeking companies with accelerating earnings and revenues.

* Holdings of technology companies, which comprised roughly a third of the portfolio, were among the largest and most profitable positions. Similarly, investments in companies involved in wireless telecommunications boosted performance.

* Securities in financial services firms, especially banks, and home products companies detracted from performance. Banks suffered in the rising interest rate environment, while retail companies weakened under the pressure of a potential slowdown in consumer spending.

HERITAGE

* Heritage gained 44.90% during the six-month period, beating its benchmark, the S&P MidCap 400, which posted an increase of 21.26%.

* A speculative market climate and aggressive orientations led investors to mid-cap stocks, the hallmark of Heritage's portfolio, which proved particularly beneficial to performance.

* Electrical equipment providers, especially in wireless telecommunications, were the best performers during the period. Strong positions in technology and healthcare also boosted results.

* Though Heritage was underweight in financial services firms, its few holdings in banks detracted from performance amid rising interest rates.

GROWTH

* Growth posted a gain of 20.99% during the six-month period, surpassing its benchmark, the Russell 1000 Growth Index, which gained 18.72%.

* The fund's high-confidence holdings in technology-oriented firms, especially those involved in increasing the speed and capacity of the Internet, provided strong results. Burgeoning demand for wireless communications equipment and services also played to Growth's strength.

* In addition to its technology holdings, Growth's holdings in healthcare firms were bright spots. The fund looks for drug companies with strong product pipelines and low exposure to competition from generic manufacturers.

* Performance was restrained by individual holdings, such as Microsoft, which foundered amid an earnings slowdown and antitrust rulings.


[left margin]

                               SELECT(1)
                                (TWCIX)
       TOTAL RETURNS:                          AS OF 4/30/00
          6 Months                                     9.75%(2)
          1 Year                                      13.38%
       INCEPTION DATE:                               6/30/71(3)
       NET ASSETS:                              $7.7 billion(4)

                              HERITAGE(1)
                                (TWHIX)
       TOTAL RETURNS:                          AS OF 4/30/00
          6 Months                                    44.90%(2)
          1 Year                                      54.89%
       INCEPTION DATE:                              11/10/87
       NET ASSETS:                              $1.7 billion(4)

                               GROWTH(1)
                                (TWCGX)
       TOTAL RETURNS:                          AS OF 4/30/00
          6 Months                                    20.99%(2)
          1 Year                                      32.16%
       INCEPTION DATE:                               6/30/71(3)
       NET ASSETS:                             $10.3 billion(4)

(1)  Investor Class.

(2)  Not annualized.

(3) Although the original inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment practices.

(4)  Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 42-43.


2      1-800-345-2021


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]

James E. Stowers III, Chief Executive Officer of American Century

     Common stock investors will look back on the six-month interval covered by this report as one of the more extraordinary short-term experiences in stock market history.

     The major market indices -- the Standard & Poor's 500 Index, the Nasdaq Composite, and the Dow Jones Industrial Average -- all entered the new millennium at record highs. The Nasdaq ended 1999 with a stunning 86% gain, the largest one-year increase in any U.S. market index -- ever. The S&P 500 notched its fifth consecutive year with a return of 20% or more.

HIGH EXPECTATIONS

     This performance led investors to carry unrealistically high expectations into 2000. Surveys showed the average investor expected the stock market overall to rise 15% in 2000, and his or her stock portfolio to gain 18%. Perhaps they also were reading headlines like this one from our hometown paper, The Kansas City Star, in January: "New tech stocks defy old rules."

     The Star appeared to be right. "New Economy" stocks -- especially those associated with the Internet and biotechnology -- were all investors wanted to own.

     But what may have started out as "rational exuberance" for technology issues turned into rampant speculation as 2000 progressed. This was most evident in the extraordinary strength of the new-issue market, where hundreds of unseasoned, untested, "dot-com" companies soared in price, as investors scrambled to own the next America Online or Yahoo!. The technology run-up blew past three interest rate increases as if they had never happened.

     Herd-like behavior took the Nasdaq Composite up 70% from October 31, 1999, the start of this report period, to a record 5,049 on March 10. In contrast, the S&P 500 gained 2.63%. Many aggressive growth funds needed an extra decimal space in the newspaper mutual fund tables to accommodate their outsized returns.

$2 TRILLION DISAPPEARS

     But extreme market moves of this dimension do not last forever. In early March, a controversy involving the ownership of genetic information staggered the biotech sector, and one month later, the malaise had spread to technology. By April 10, investors had decided how high was too high and let the air out of the technology balloon. Nasdaq suffered its worst week ever, dropping 25.33%. More than $2 trillion in investor wealth evaporated.

     Right now, the stock market is moving in fits and starts, not sure where it wants to go. Investors' enthusiasm for technology is still high; however, they also have higher standards for the tech stocks they own. With first-quarter earnings appearing strong, wages up and the economy humming, the tug between interest rates and inflation will weigh on the stock market for a while, and there will be a greater degree of volatility. That means investors may have to recapture something that's been missing lately: patience.

[right margin]

"INVESTORS' ENTHUSIASM FOR TECHNOLOGY IS STILL HIGH; HOWEVER, THEY ALSO HAVE HIGHER STANDARDS FOR THE TECH STOCKS THEY OWN."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2000

S&P 500              7.19%
S&P MIDCAP 400      21.26%
RUSSELL 2000        18.72%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2000

[data for line chart]

               S&P 500     S&P Mid-Cap 400     Russell 2000
10/31/1999      $1.00           $1.00             $1.00
11/30/1999      $1.02           $1.05             $1.06
12/31/1999      $1.08           $1.12             $1.18
1/31/2000       $1.03           $1.08             $1.16
2/29/2000       $1.01           $1.16             $1.35
3/31/2000       $1.11           $1.26             $1.26
4/30/2000       $1.07           $1.21             $1.19

Value on 4/30/00
S&P 500              $1.07
S&P Mid-Cap 400      $1.21
Russell 2000         $1.19


                                                 www.americancentury.com     3


Select--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                     INVESTOR CLASS            ADVISOR CLASS          INSTITUTIONAL CLASS
                  (INCEPTION 6/30/71)(1)     (INCEPTION 8/8/97)       (INCEPTION 3/13/97)
                    SELECT     S&P 500       SELECT     S&P 500       SELECT      S&P 500

6 MONTHS(2)          9.75%       7.19%        9.69%       7.19%        9.83%        7.19%
1 YEAR              13.38%      10.13%       13.18%      10.13%       13.55%       10.13%
====================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS             26.90%      23.69%         --          --         27.15%       23.69%
5 YEARS             24.15%      25.26%         --          --           --           --
10 YEARS            16.20%      18.78%         --          --           --           --
LIFE OF FUND        17.72%      13.77%       21.95%      18.41%       27.10%       23.24%

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

See pages 40-42 for information about share classes, the S&P 500 Index and returns.

GROWTH OF $10,000 OVER 10 YEARS

[mountain chart data below]

Value on 4/30/00
S&P 500      $55,896
Select       $44,860

$10,000 investment made 4/30/90

                  Select         S&P 500
Date              Value          Value
4/30/1990        $10,000        $10,000
4/30/1991        $11,611        $11,762
4/30/1992        $12,839        $13,412
4/30/1993        $13,662        $14,651
4/30/1994        $14,198        $15,431
4/30/1995        $15,210        $18,127
4/30/1996        $18,236        $23,603
4/30/1997        $21,981        $29,534
4/30/1998        $30,816        $41,664
4/30/1999        $39,570        $50,755
4/30/2000        $44,860        $55,896

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart data below]

                 Select        S&P 500
Date             Return        Return
4/30/1991        16.11%        17.56%
4/30/1992        10.58%        14.05%
4/30/1993         6.41%         9.22%
4/30/1994         3.92%         5.33%
4/30/1995         7.13%        17.42%
4/30/1996        19.89%        30.13%
4/30/1997        20.54%        25.10%
4/30/1998        40.19%        41.01%
4/30/1999        28.41%        21.80%
4/30/2000        13.38%        10.13%


4      1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------

[photo of Kenneth Crawford and Jerry Sullivan]

     An interview with Kenneth Crawford and Jerry Sullivan, portfolio managers on the Select investment team.

HOW DID THE FUND PERFORM?

     For the six months ended April 30, 2000, Select posted a solid 9.75% return.* The fund beat its benchmark, the S&P 500, which returned 7.19%.

WHAT ENABLED SELECT TO OUTPERFORM THE S&P 500?

     Growth stocks--which are the core of Select's portfolio--continued to be the market leaders over the past six months. Although stock prices experienced greater day-to-day volatility and different sectors quickly went in and out of favor, investors generally flocked to companies that produced strong earnings and revenue growth. These are the kinds of stocks we own, so we were rewarded for staying true to our investment philosophy.

WILL YOU PROVIDE A REFRESHER ON SELECT'S INVESTMENT APPROACH?

     We buy the stocks of companies whose earnings and revenues are growing at an accelerating rate. We're looking for a consistent pattern, such as profit growth that increases from 10% to 15% to 25%. That's what we mean by earnings acceleration. This reflects our belief that, when it comes to stock investing, "money follows earnings."

     We also monitor what we call "leading indicators"--signs that the earnings growth of certain companies may soon be accelerating. Our goal is to invest as early as possible in the acceleration process.

CAN YOU GIVE AN EXAMPLE OF THIS?

     One indicator we tracked closely over the past six months was the price of oil. The profits of energy services companies--which provide equipment and services for oil and gas drillers--are leveraged to the price of oil. In other words, their earnings increase or decrease dramatically as oil prices move up and down.

     As the price of oil surged in late 1999 and early 2000, we expanded our holdings of energy services stocks, anticipating that their earnings would accelerate. Three companies in Select's portfolio--Halliburton (up 17%), Schlumberger (up 26%), and Transocean Sedco (up 73%)--were among the fund's better performers this six-month period.

TECHNOLOGY STOCKS HAVE BECOME AN INCREASINGLY POWERFUL COMPONENT OF THE STOCK MARKET. HOW DID SELECT'S TECHNOLOGY HOLDINGS FARE?

     Technology stocks made up about a third of Select's portfolio throughout the six-month period, and, consequently, this sector had a big effect on the fund's return. Many of our largest tech holdings--Cisco Systems (up 88%), Oracle (up 235%), and Intel (up 65%), to name a few--made strong contributions to fund performance during this six-month period.

     As we looked for earnings acceleration in the technology sector, several themes emerged. One of those themes was fiber optics, which represent the


* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"TECHNOLOGY STOCKS MADE UP ABOUT A THIRD OF SELECT'S PORTFOLIO THROUGHOUT THE SIX-MONTH PERIOD, AND, CONSEQUENTLY, THIS SECTOR HAD A BIG EFFECT ON THE FUND'S RETURN."

PORTFOLIO AT A GLANCE
                             4/30/00          10/31/99
NO. OF COMPANIES               93                89
MEDIAN P/E RATIO              41.5              34.8
MEDIAN MARKET                $60.8             $59.2
   CAPITALIZATION           BILLION           BILLION
PORTFOLIO TURNOVER          33%(1)            130%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)           1.00%(3)          1.00%

(1) Six months ended 4/30/00.

(2) Year ended 10/31/99.

(3) Annualized.

Investment terms are defined in the Glossary on pages 42-43.


                                                 www.americancentury.com      5


Select--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

future of telecommunications networks. Local and regional telephone companies are building infrastructure for high-speed Internet access and data transmission, and this involves developing or expanding fiber-optic networks.

     We invested in a number of companies that manufacture fiber-optic equipment and components. A good example is Corning, which produces glass fibers for optical telecommunications networks. The company is growing at a rapid rate as it tries to keep up with the huge demand for its products. Corning was one of the fund's best performers, rising by 150% in the last six months.

     Other fiber-optic companies that we added to Select's portfolio included JDS Uniphase (up 150%) and Nortel Networks (up 83%). Both of these companies manufacture amplifiers and other fiber-optic components.

WHAT ABOUT THE TREMENDOUS GROWTH OF WIRELESS TECHNOLOGY?

     That was another big theme in Select's portfolio. The use of cellular phones, palm computers, and other wireless devices has exploded in the last year or two, and Select has been in a position to benefit from this build-out.

     We invested in wireless equipment manufacturers like Nokia (up 97%), Ericsson (up 107%), and Motorola (up 22%). We also expanded our holdings of wireless service providers, such as AT&T Wireless, which we added to the portfolio when it was spun off from its parent company at the end of April.

     Another related theme was computer chip makers. This included not only semiconductor companies such as Intel, which benefited from increased demand for personal computers, but also companies like Linear Technologies that manufacture chips used in cell phones and other electronic devices.

YOU MENTIONED THE INCREASED VOLATILITY IN THE STOCK MARKET, AND TECHNOLOGY STOCKS HAVE BEEN AMONG THE MOST VOLATILE. HOW DO YOU HANDLE THE DRAMATIC PRICE SWINGS IN THE FUND'S STOCKS?

     Periods of extreme volatility often lead to a "gut check"--taking a fresh look at our portfolio and making sure we have good reasons for owning each and every one of those stocks.

     The dramatic decline in technology stocks in March and April was a gut check for us. We went through the stocks in Select's portfolio one by one and asked ourselves, "Why do we own this company?" In virtually every case, we reaffirmed our confidence in the investments we'd made. And, for the most part, these companies reported exceptionally strong earnings in the first quarter.

     The recent downdraft in technology stocks also illustrated the benefits of Select's diversified portfolio. As tech shares fell, some of the fund's other holdings performed well.

WHAT ARE SOME EXAMPLES?

     We've seen some of Select's retail stocks--such as Home Depot, Target, and Wal-Mart--rebound in the last couple of months. Rising interest rates were expected to reduce sales at retailers, but consumer spending remained very strong.

     The fund also benefited from its healthcare stocks, especially medical product manufacturers. An example is Medtronic, which makes implantable defibrillators, pacemakers, and other devices to prevent congestive heart failure. Increased demand for these products helped boost Medtronic's earnings, and the stock returned 50% during the six-month period.

[left margin]

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                            AS OF           AS OF
                           4/30/00        10/31/99

GENERAL ELECTRIC
     CO. (U.S.)              5.9%           5.4%
CISCO SYSTEMS INC.           4.8%           2.9%
INTEL CORP.                  4.3%           1.6%
TIME WARNER INC.             3.1%           0.7%
WARNER-LAMBERT CO.           2.9%           1.6%
MICROSOFT CORP.              2.7%           4.9%
AMERICAN
     INTERNATIONAL
     GROUP, INC.             2.5%           2.5%
EXXON MOBIL CORP.            2.4%           2.1%(1)
WAL-MART STORES, INC.        2.4%           2.7%
CITIGROUP INC.               2.4%           2.2%

TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                            AS OF           AS OF
                           4/30/00        10/31/99

ELECTRICAL EQUIPMENT        11.1%           7.1%
FINANCIAL SERVICES           7.9%           7.1%
SEMICONDUCTOR                7.6%           3.8%
DRUGS                        7.3%           9.3%
COMPUTER SOFTWARE            7.0%           6.7%

(1) Exxon Corp. and Mobil Corp. merged on 11/30/99. The percentage as of 10/31/99 represents Mobil Corp. shares owned by the fund.


6      1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Although pharmaceutical companies generally performed poorly, a couple of Select's larger drug holdings boosted fund performance in recent months. We expanded our holdings of Warner-Lambert at the beginning of this year after one of our investment analysts realized that not only was the company a strong investment by itself, but with the success of its new anti-cholesterol drug, Lipitor, was a possible takeover candidate in an industry already undergoing consolidation.

     In February, Warner-Lambert agreed to a merger with another drug company, Pfizer, in a deal valued well above Warner-Lambert's share price at the time. Both Pfizer and Warner-Lambert, which are among the fund's biggest holdings, have performed very well since the merger announcement. It was a great call by one of our new analysts.

WE'VE COVERED PLENTY OF GOOD NEWS IN SELECT'S PORTFOLIO. WHAT HURT FUND PERFORMANCE OVER THE PAST SIX MONTHS?

     Financial stocks, especially banks, were among the fund's weakest performers. Rising interest rates led to reduced lending activity, and that in turn squeezed profit margins at many banks. Fund holdings like Wells Fargo (down 14% over the six-month period), Chase Manhattan (down 17%), and Bank of America (down 24%)--which is no longer in the portfolio--were a drag on performance.

     Home products makers also struggled with tighter profit margins. For example, Procter & Gamble had trouble passing cost increases on to consumers because of strong competition, and the company failed to meet earnings expectations in the first quarter. Add to that a couple of unsuccessful acquisition efforts, and you get about a 40% drop in the company's stock price. P&G was a top 10 holding six months ago, but we've trimmed our position significantly since then.

     Interestingly, the fund's weakest performer in the past six months was a technology stock--Microsoft. The antitrust investigation by the Justice Department and the subsequent proposal to break up the company weighed on its stock price, which fell about 25%. Although we sold some of our shares, Microsoft is still a top 10 holding, and it has continued to produce excellent earnings growth. We like the company's long-term prospects.

HAS A NEW MANAGER JOINED THE  SELECT TEAM?

     Yes. New portfolio manager Jerry Sullivan came on board in February. Jerry has 18 years of experience in the investment industry, and he has worked with co-manager Ken Crawford in the past.

WHAT ARE YOUR PLANS FOR SELECT IN THE COMING MONTHS?

     We believe that the same themes that produced favorable returns in the past six months still hold plenty of promise for the future. In particular, we like the wireless and fiber-optic manufacturers--companies that produce or install components for these booming industries are likely to be insulated from any economic slowdown that may result from rising interest rates.

     Beyond that, we'll continue to focus on our investment discipline--seeking out successful companies with accelerating earnings and revenues. This philosophy has been the backbone of the fund's long-term success.

"WE BELIEVE THAT THE SAME THEMES THAT PRODUCED FAVORABLE RETURNS IN THE PAST SIX MONTHS STILL HOLD PLENTY OF PROMISE FOR THE FUTURE."


TYPES OF INVESTMENTS IN  THE PORTFOLIO

================================================================================
                                                       AS OF APRIL 30, 2000
COMMON STOCKS AND FUTURES                                     96.0%
TEMPORARY CASH INVESTMENTS                                     2.0%
CONVERTIBLE BONDS                                              1.3%
CONVERTIBLE PREFERRED STOCK                                    0.7%

[pie chart]

================================================================================
                                                      AS OF OCTOBER 31, 1999
COMMON STOCKS AND FUTURES                                     97.4%
TEMPORARY CASH INVESTMENTS                                     2.6%

[pie chart]




                                                 www.americancentury.com     7


Select--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.3%

ALCOHOL -- 1.0%
   1,068,400  Anheuser-Busch Companies, Inc.                $     75,389
                                                       -------------------------

BANKS -- 5.3%
   2,069,500  Bank of New York Co., Inc. (The)                    84,979
     777,500  Chase Manhattan Corp.                               56,029
   3,085,100  Citigroup Inc.                                     183,371
   2,101,000  Wells Fargo & Co.                                   86,272
                                                       -------------------------
                                                                 410,651
                                                       -------------------------

CHEMICALS -- 0.5%
     483,900  Minnesota Mining
                 & Manufacturing Co.                              41,857
                                                       -------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 5.8%
     775,000  Compaq Computer Corp.                               22,669
   2,252,000  Dell Computer Corp.(1)                             112,811
     872,000  EMC Corp. (Mass.)(1)                               121,154
     385,000  Hewlett-Packard Co.                                 51,975
   1,496,400  Sun Microsystems, Inc.(1)                          137,622
                                                       -------------------------
                                                                 446,231
                                                       -------------------------

COMPUTER SOFTWARE -- 7.0%
   1,462,800  International Business
                 Machines Corp.                                  163,285
   2,968,200  Microsoft Corp.(1)                                 207,125
   2,162,600  Oracle Corp.(1)                                    172,805
                                                       -------------------------
                                                                 543,215
                                                       -------------------------

DEFENSE/AEROSPACE -- 0.5%
     746,312  Honeywell Inc.                                      41,793
                                                       -------------------------

DEPARTMENT STORES -- 3.1%
     758,600  Target Corporation                                  50,494
   3,365,000  Wal-Mart Stores, Inc.                              186,337
                                                       -------------------------
                                                                 236,831
                                                       -------------------------

DRUGS -- 7.3%
     495,500  Amgen Inc.(1)                                       27,763
   1,463,100  Bristol-Myers Squibb Co.                            76,721
     617,000  Merck & Co., Inc.                                   42,882
   3,346,500  Pfizer, Inc.                                       140,971
   1,290,000  Schering-Plough Corp.                               52,003
   1,954,500  Warner-Lambert Co.                                 222,447
                                                       -------------------------
                                                                 562,787
                                                       -------------------------

ELECTRICAL EQUIPMENT -- 10.8%
   5,392,200  Cisco Systems Inc.(1)                              374,084
     301,600  Corning Inc.                                        59,566
     453,600  Ericsson (L.M.) Telephone Co. ADR                   40,129
     215,000  JDS Uniphase Corp.(1)                               22,300
     300,000  Lucent Technologies Inc.                            18,656
     453,000  Motorola, Inc.                                      53,935


Shares                     ($ in Thousands)                    Value
--------------------------------------------------------------------------------

   1,706,800  Nokia Corp. Cl A ADR                          $     97,074
   1,535,500  Nortel Networks Corp.                              173,895
                                                       -------------------------
                                                                 839,639
                                                       -------------------------

ELECTRICAL UTILITIES -- 0.5%
   1,457,100  Southern Co.                                        36,336
                                                       -------------------------

ENERGY RESERVES & PRODUCTION -- 5.0%
     475,900  Chevron Corp.                                       40,511
     930,000  Enron Corp.                                         64,809
   2,444,599  Exxon Mobil Corp.                                  189,915
   1,632,500  Royal Dutch Petroleum Co.
                 New York Shares                                  93,665
                                                       -------------------------
                                                                 388,900
                                                       -------------------------

FINANCIAL SERVICES -- 7.9%
     452,600  American Express Co.                                67,918
     640,400  Fannie Mae                                          38,624
   2,919,800  General Electric Co. (U.S.)                        459,135
     446,000  Marsh & McLennan Companies, Inc.                    43,959
                                                       -------------------------
                                                                 609,636
                                                       -------------------------

FOOD & BEVERAGE -- 1.5%
     725,900  Coca-Cola Company (The)                             34,163
   2,209,900  PepsiCo, Inc.                                       81,076
                                                       -------------------------
                                                                 115,239
                                                       -------------------------

FOREST PRODUCTS & PAPER -- 0.3%
     385,700  Kimberly-Clark Corp.                                22,395
                                                       -------------------------

HOME PRODUCTS -- 1.7%
   1,137,800  Colgate-Palmolive Co.                               64,997
     470,000  Estee Lauder Companies, Inc.                        20,739
     385,000  Gillette Company                                    14,245
     465,100  Procter & Gamble Co. (The)                          27,732
                                                       -------------------------
                                                                 127,713
                                                       -------------------------

INDUSTRIAL PARTS -- 1.1%
     350,300  Textron Inc.                                        21,697
   1,046,400  United Technologies Corp.                           65,073
                                                       -------------------------
                                                                  86,770
                                                       -------------------------

INFORMATION SERVICES -- 2.6%
   1,092,200  Automatic Data Processing, Inc.                     58,774
   2,217,000  First Data Corp.                                   107,940
     363,000  Omnicom Group Inc.                                  33,056
                                                       -------------------------
                                                                 199,770
                                                       -------------------------

MEDIA -- 4.8%
     820,200  CBS Corp.(1)                                        48,187
   1,289,200  Disney (Walt) Co.                                   55,838
     493,900  Gannett Co., Inc.                                   31,548
   2,650,300  Time Warner Inc.                                   238,361
                                                       -------------------------
                                                                 373,934
                                                       -------------------------


8        1-800-345-2021                       See Notes to Financial Statements


Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 4.2%
   1,590,000  Abbott Laboratories                             $   61,116
     537,000  ALZA Corp.(1)                                       23,662
     322,500  Beckman Coulter Inc.                                20,902
   1,116,800  Guidant Corp.(1)                                    64,076
     394,900  Johnson & Johnson                                   32,579
   2,362,600  Medtronic, Inc.                                    122,708
                                                       -------------------------
                                                                 325,043
                                                       -------------------------

MULTI-INDUSTRY -- 1.1%
   1,785,600  Tyco International Ltd.                             82,026
                                                       -------------------------

OIL SERVICES -- 2.1%
     967,900  Halliburton Co.                                     42,769
   1,220,300  Schlumberger Ltd.                                   93,429
     631,250  Transocean Sedco Forex, Inc.                        29,669
                                                       -------------------------
                                                                 165,867
                                                       -------------------------

PROPERTY & CASUALTY INSURANCE -- 2.5%
   1,793,750  American International Group, Inc.                 196,752
                                                       -------------------------

RESTAURANTS -- 0.4%
     867,800  McDonald's Corp.                                    33,085
                                                       -------------------------

SECURITIES & ASSET MANAGEMENT -- 1.2%
     680,200  AXA Financial, Inc.                                 22,192
     943,000  Morgan Stanley Dean Witter & Co.                    72,375
                                                       -------------------------
                                                                  94,567
                                                       -------------------------

SEMICONDUCTOR -- 7.6%
     370,800  Applied Materials, Inc.(1)                          37,764
   2,625,200  Intel Corp.                                        332,990
   1,639,200  Linear Technology Corp.                             93,691
     160,000  Micron Technology, Inc.(1)                          22,280
     628,000  Texas Instruments Inc.                             102,286
                                                       -------------------------
                                                                 589,011
                                                       -------------------------

SPECIALTY STORES -- 2.9%
     455,500  Circuit City Stores-Circuit City Group              26,789
   2,459,000  Home Depot, Inc.                                   137,858
     601,900  Lowe's Companies, Inc.                              29,794
   1,117,000  Walgreen Co.                                        31,416
                                                       -------------------------
                                                                 225,857
                                                       -------------------------

TELEPHONE -- 4.4%
   2,681,000  AT&T Corp.                                         125,169
     720,000  Bell Atlantic Corp.                                 42,660
     581,100  GTE Corp.                                           39,370
   1,606,316  SBC Communications Inc.                             70,377
     723,000  Sprint Corp.                                        44,464
     320,300  U S WEST, Inc.                                      22,801
                                                       -------------------------
                                                                 344,841
                                                       -------------------------

Shares/Principal Amount    ($ in Thousands)                    Value
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 2.2%
   1,462,200  AT&T Wireless Group(1)                        $     46,516
     495,000  QUALCOMM Inc.(1)                                    53,692
   1,574,500  Vodafone AirTouch PLC ADR                           74,002
                                                       -------------------------
                                                                 174,210
                                                       -------------------------

TOTAL COMMON STOCKS                                            7,390,345
                                                       -------------------------
    (Cost $4,981,088)

CONVERTIBLE PREFERRED STOCKS -- 0.7%

MEDIA -- 0.2%
     104,100  Tribune Co., 2.00%, 5/15/29                         13,377
                                                       -------------------------

WIRELESS TELECOMMUNICATIONS -- 0.5%
     361,630  Comcast Corp., 2.00%, 10/15/29                      37,610
                                                       -------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS                                50,987
                                                       -------------------------
    (Cost $53,577)

CONVERTIBLE BONDS -- 1.3%

ELECTRICAL EQUIPMENT -- 0.3% $29,050 Level 3 Communications, Inc.,
                 6.00%, 3/15/10                                   26,345
                                                       -------------------------

INTERNET -- 0.1% 18,973 America Online, Inc.,
                 3.13%, 12/6/19(2)                                10,008
                                                       -------------------------

WIRELESS TELECOMMUNICATIONS -- 0.9% 29,606 Nextel Communications, Inc.,
                 4.75%, 7/1/07                                    70,962
                                                       -------------------------

TOTAL CONVERTIBLE BONDS                                          107,315
                                                       -------------------------
    (Cost $114,932)

TEMPORARY CASH INVESTMENTS(3) -- 2.7%*
     207,400  FHLB Discount Notes,
                 5.88%, 5/1/00                                   207,400
                                                       -------------------------
    (Cost $207,400)

TOTAL INVESTMENT SECURITIES -- 100.0%                         $7,756,047
                                                      ==========================
    (Cost $5,356,997)


See Notes to Financial Statements                www.americancentury.com     9


Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

FUTURES CONTRACTS

                            ($ in Thousands)
                    Expiration        Underlying Face        Unrealized
    Purchased          Date           Amount at Value           Gain
--------------------------------------------------------------------------------

   158 S&P 500         June
     Futures           2000               $57,710              $1,354
                                 ===============================================

*FUTURES CONTRACTS typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 2.0%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(3) Rate disclosed is the yield to maturity at purchase.


10       1-800-345-2021                       See Notes to Financial Statements


Heritage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                       INVESTOR CLASS                ADVISOR CLASS              INSTITUTIONAL CLASS
                    (INCEPTION 11/10/87)          (INCEPTION 7/11/97)            (INCEPTION 6/16/97)
                 HERITAGE    S&P MIDCAP 400     HERITAGE    S&P MIDCAP 400     HERITAGE     S&P MIDCAP 400

6 MONTHS(1)       44.90%         21.26%          44.80%         21.26%          45.20%         21.26%
1 YEAR            54.89%         23.52%          54.56%         23.52%          55.33%         23.52%
===============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           25.41%         24.82%            --             --              --              --
5 YEARS           21.16%         22.69%            --             --              --              --
10 YEARS          16.81%         19.16%            --             --              --              --
LIFE OF FUND      17.62%         19.23%(2)       19.71%         20.32%          21.63%         20.63%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 10/31/87, the date nearest the class's inception for which data are available.

(3) Since 6/19/97, the date nearest the class's inception for which data are available.

See pages 40-42 for information about share classes, the S&P MidCap 400 Index and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/2000
S&P MidCap 400 Index        $57,697
Heritage                    $47,251

$10,000 investment made 4/30/90

[mountain chart data below]

                 Heritage     S&P MidCap 400 Index
Date              Value              Value
4/30/1990        $10,000            $10,000
4/30/1991        $11,305            $12,525
4/30/1992        $13,041            $15,035
4/30/1993        $15,105            $17,215
4/30/1994        $17,089            $18,904
4/30/1995        $18,098            $20,755
4/30/1996        $22,629            $26,942
4/30/1997        $23,989            $29,671
4/30/1998        $32,474            $43,889
4/30/1999        $30,510            $46,711
4/30/2000        $47,251            $57,697


The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P MidCap 400 Index is provided for comparison in each graph. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P MidCap 400 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart data below]

                Heritage        S&P MidCap 400 Index
Date             Return               Return
4/30/1991        13.05%               25.25%
4/30/1992        15.36%               20.04%
4/30/1993        15.82%               14.50%
4/30/1994        13.14%                9.81%
4/30/1995         5.90%                9.79%
4/30/1996        25.04%               29.81%
4/30/1997         6.01%               10.13%
4/30/1998        35.37%               47.92%
4/30/1999        -6.05%                6.43%
4/30/2000        54.89%               23.52%


                                                www.americancentury.com    11


Heritage--Q&A
--------------------------------------------------------------------------------

[photo of Kurt Stalzer and Linda Peterson]

     An interview with Kurt Stalzer and Linda Peterson, portfolio managers on the Heritage investment team.

HOW DID THE FUND PERFORM?

     For the six months ended April 30, 2000, Heritage performed very well, returning 44.90%.* This was more than twice the 21.26% return of its benchmark, the S&P MidCap 400.

WHY DID THE FUND PERFORM SO WELL?

     Heritage invests in medium-sized companies with strong earnings growth, and these stocks dominated the market over the past six months. The environment was somewhat speculative, which caused investors to become increasingly aggressive. When that happens, investors usually gravitate to smaller companies with high growth potential.

     However, there wasn't enough liquidity--the ease of buying and selling shares--in the small-cap market to handle the huge amount of money flowing into stocks. So, investors found a happy medium in mid-cap growth stocks--more aggressive than large-cap stocks, but with more liquidity than small-cap stocks.

     In addition, our investment approach is driven by earnings growth, and that kept us away from some of the weaker areas of the market, such as financial services and consumer goods companies.

CAN YOU GIVE A QUICK EXPLANATION OF YOUR "EARNINGS ACCELERATION" PHILOSOPHY?

     We look for medium-sized companies whose earnings and revenues are growing at an accelerating rate. That means we're investing in companies whose profits are growing at a faster and faster rate, rather than looking for any absolute level of earnings growth.

     This approach has many benefits. It imposes a strict discipline and helps us to focus on those companies with sustainable trends of earnings growth.

WHERE WAS THIS APPROACH MOST  SUCCESSFUL OVER THE PAST SIX MONTHS?

     Technology stocks drove the overall market higher during the period, and Heritage was well represented in this area. For the most part, we established positions in our favorite technology holdings during the summer of 1999, and then we held on as the sector soared in the fourth quarter and kept rising into the early part of 2000.

     Our best performers were electrical equipment manufacturers, especially those associated with the wireless telecommunications industry. These companies have noticeably improved profitability as they try to keep up with the significant demand for their products. Another group benefiting from both the wireless and fiber-optic expansion was semiconductor chip manufacturers. Fund holdings such as International Rectifier Corporation were major contributors to Heritage's performance.

     A second example of a semiconductor chip manufacturer that had boosted Heritage's returns is Analog Devices, a large holding that was up almost 200% in the past six months. Analog is a

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"TECHNOLOGY STOCKS DROVE THE OVERALL MARKET HIGHER DURING THE PERIOD, AND HERITAGE WAS WELL REPRESENTED IN THIS AREA."

PORTFOLIO AT A GLANCE
                                    4/30/00          10/31/99
NO. OF COMPANIES                      79                87
MEDIAN P/E RATIO                     41.8              26.2
MEDIAN MARKET                        $4.24             $3.51
   CAPITALIZATION                   BILLION           BILLION
PORTFOLIO TURNOVER                   66%(1)            134%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                   1.00%(3)          1.00%

(1) Six months ended 4/30/00.

(2) Year ended 10/31/99.

(3) Annualized.

Investment terms are defined in the Glossary on pages 42-43.


12    1-800-345-2021


Heritage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

high-performance semiconductor manufacturer focused primarily on wireless and wireline communications. Many of its products are found in basestations and wireless phones as well as in consumer products such as digital cameras and DVDs. With communications continuing to increase in its importance to revenues, margins have risen dramatically. Analog Devices is an excellent example of the type of stock our investment discipline seeks. The firm's earnings growth has actually accelerated for six consecutive quarters.

WHERE ELSE IN THE TECHNOLOGY SECTOR HAVE YOU SEEN EARNINGS ACCELERATION?

     The fund also had success investing in fiber-optic component makers. The aggressive expansion of fiber-optic networks has created a huge demand for the materials and equipment needed to complete the telecommunications build-out.

     One of Heritage's top performers was Optical Coating Laboratories, whose thin-film coating technology is used to manage light in fiber-optic telecommunications equipment. Strong demand boosted the company's earnings growth and caught the attention of JDS Uniphase, the leading optical component manufacturer. JDS Uniphase agreed to buy Optical Coating at a healthy premium, and, by the time the deal was completed in February, the stock had risen by more than 200%.

HOW HAVE THESE STOCKS HELD UP DURING THE RECENT DOWNDRAFT IN TECH STOCKS?

     Although many technology stocks have fallen back from their peaks in the last month or two, companies who have been reporting strong earnings have held up better than other technology firms that may not reach profitability for several years. As we noticed the market was beginning to broaden in the first quarter of this year, we began to cut back on our technology exposure. We did this by trimming some of our largest tech holdings.

WHERE DID YOU INVEST INSTEAD?

     We invested in some healthcare and services names. We also built up our holdings of energy services stocks. We originally bought a core position in several of these companies back in the summer of 1999. Earnings were still depressed--but we were seeing a turnaround in several key indicators that usually are an early warning for rising profits.

     One of those indicators is day rates--the average daily cost of hiring out an oil rig. Energy services companies typically lock in a certain rate for a year or more. But when day rates start to rise and older contracts expire, these companies show an immediate increase in earnings.

     Another useful indicator is rig utilization, which is the percentage of existing oil rigs in use. Rig utilization is currently about 80%, up from around 50% a year ago.

SO YOU INVESTED IN ENERGY SERVICES  COMPANIES AS THESE INDICATORS  TURNED
POSITIVE?

     Yes, and so far in 2000, we've started to see their earnings growth accelerate. It's not what you normally think of as "earnings acceleration," where earnings grow by 5%, then 10%, then 15%. In this case, it's a reversal of declining profits--earnings were once 50% lower, then 40% lower, and now 30% lower. That's just another form of acceleration.

     These stocks treaded water for most of 1999, then many of our holdings--such as Ensco International (a top 10

[right margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                                 AS OF           AS OF
                                4/30/00        10/31/99
NATIONAL COMPUTER
     SYSTEMS, INC.                3.2%           2.2%
GEMSTAR INTERNATIONAL
     GROUP LTD.                   3.0%           7.3%
AMDOCS AUTOMATIC,
     6.75%, 9/11/02
     (CONVERTIBLE
     PREFERRED)                   2.9%           0.5%
ENSCO
     INTERNATIONAL INC.           2.9%           0.9%
MINIMED INC.                      2.7%           0.9%
SIEBEL SYSTEMS, INC.,
     5.50%, 9/15/06
     (CONVERTIBLE BOND)           2.5%            --
WATERS CORP.                      2.3%            --
VISHAY
     INTERTECHNOLOGY, INC.        2.2%           1.4%
COPPER MOUNTAIN
     NETWORKS, INC.               2.2%            --
POWERWAVE
     TECHNOLOGIES, INC.           2.2%            --

TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                                 AS OF           AS OF
                                4/30/00        10/31/99
COMPUTER SOFTWARE                13.2%           8.1%
ELECTRICAL EQUIPMENT             12.6%           8.6%
OIL SERVICES                     10.1%           3.9%
SEMICONDUCTOR                     6.9%           5.2%
MEDICAL PRODUCTS
     & SUPPLIES                   5.8%           2.5%


                                             www.americancentury.com      13


Heritage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

holding), Transocean Sedco Forex, and Santa Fe International--were up more than 50% in the first quarter. Oil services is now one of Heritage's biggest industry holdings, at around 10% of fund assets.

WITH A 45% RETURN, IT'S NOT SURPRISING THAT THE PORTFOLIO CONTAINED LOTS OF WINNERS. WHAT STOCKS HURT FUND PERFORMANCE?

     We mentioned earlier that we were underweight in financial shares, but the few companies we did own in this sector were among our worst performers.

     Zions Bancorporation, a fund holding, agreed to buy another bank, First Security. Although Zions continued to report healthy earnings in the face of rising interest rates, First Security did not. Zions' stock price was punished for First Security's earnings weakness.

     MGIC Investment, another fund holding, is a large private mortgage insurance company. Its stock price fell because investors expected rising interest rates to slow down the housing market.

     Our worst contributor was Concord EFS. Concord processes credit and debit card transactions, and investors expressed some concern that the company was focusing on a less- profitable aspect of its business. As a result, Concord's share price fell about 20%, despite the fact that its earnings were still accelerating. With its fundamental outlook still intact, we continue to own Concord.

SPEAKING OF THE FUTURE, WHAT ARE YOUR PLANS FOR HERITAGE IN THE COMING MONTHS?

     We plan to continue focusing on our disciplined investment approach, seeking out companies whose earnings and revenues are growing at an accelerated rate.

     We believe "money follows earnings," and that firms demonstrating acceleration in their earnings and revenues will experience higher stock prices in any market environment.

HAVE YOU ADDED A NEW PORTFOLIO MANAGER TO THE HERITAGE INVESTMENT TEAM?

     Yes. Kurt Stalzer joined Linda Peterson as co-manager of Heritage in January. He replaced Harold Bradley, who has moved to a different position at American Century. Kurt brings more than 17 years of investment experience to the Heritage team, including 10 years managing small- and mid-cap stocks.

[left margin]

"WE BELIEVE 'MONEY FOLLOWS EARNINGS,' AND THAT FIRMS DEMONSTRATING ACCELERATION IN THEIR EARNINGS AND REVENUES WILL EXPERIENCE HIGHER STOCK PRICES IN ANY MARKET ENVIRONMENT."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

================================================================================
                                                  AS OF APRIL 30, 2000
COMMON STOCKS AND FUTURES                                 86.3%
CONVERTIBLE BONDS                                          5.4%
CONVERTIBLE PREFERRED STOCK                                4.6%
TEMPORARY CASH INVESTMENTS                                 3.7%

[pie chart]

================================================================================
                                                 AS OF OCTOBER 31, 1999
COMMON STOCKS AND FUTURES                                 80.6%
CONVERTIBLE BONDS                                          7.3%
CONVERTIBLE PREFERRED STOCK                                7.2%
TEMPORARY CASH INVESTMENTS                                 4.9%


14      1-800-345-2021


Heritage--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 85.3%

ALCOHOL -- 0.9%
     303,800  Coors (Adolph) Co. Cl B                       $    15,494
                                                       ------------------------

APPAREL & TEXTILES -- 2.0%
     539,200  Liz Claiborne, Inc.                                24,972
     477,000  Reebok International Ltd.(1)                        8,109
                                                       ------------------------
                                                                 33,081
                                                       ------------------------

BANKS -- 2.4%
     278,800  Marshall & Ilsley Corp.                            12,947
   1,201,200  Toronto-Dominion Bank (The) ORD                    27,779
                                                       ------------------------
                                                                 40,726
                                                       ------------------------

CHEMICALS -- 2.4%
     177,500  Avery Dennison Corp.                               11,648
      31,600  Cabot Microelectronics Corp.(1)                     1,023
     320,300  Lubrizol Corp.                                      8,208
     517,700  Olin Corp.                                          9,189
     240,200  Vulcan Materials Co.                               10,524
                                                       ------------------------
                                                                 40,592
                                                       ------------------------

CLOTHING STORES -- 1.0%
     338,800  Talbots, Inc.                                      17,131
                                                       ------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.1%
     887,600  Henry (Jack) & Associates, Inc.                    35,032
     296,100  Symbol Technologies, Inc.                          16,508
                                                       ------------------------
                                                                 51,540
                                                       ------------------------

COMPUTER SOFTWARE -- 6.0%
     245,200  Aware, Inc.(1)                                      9,570
   1,109,200  Gemstar International Group Ltd.(1)                51,266
     278,200  Macrovision Corp.(1)                               13,606
     309,900  Rational Software Corp.(1)                         26,371
                                                       ------------------------
                                                                100,813
                                                       ------------------------

CONSTRUCTION & REAL PROPERTY -- 0.5%
     330,900  Granite Construction Inc.                           7,859
                                                       ------------------------

DEPARTMENT STORES -- 0.6%
     197,600  Kohl's Corp.(1)                                     9,485
                                                       ------------------------

DRUGS -- 5.3%
     518,600  Allergan, Inc.                                     30,533
     568,483  ALPHARMA INC.                                      21,958
     181,000  Pharmacyclics, Inc.(1)                              8,236
     627,200  Teva Pharmaceutical
                 Industries Ltd. ADR                             27,558
                                                       ------------------------
                                                                 88,285
                                                       ------------------------

ELECTRICAL EQUIPMENT -- 12.0%
     140,800  AVX Technology                                     13,719
     437,400  Copper Mountain Networks, Inc.(1)                  36,455
     379,400  Kent Electronics Corp.(1)                          11,074
     200,700  KLA-Tencor Corporation(1)                          15,034

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

     461,000  Millipore Corp.                                $   33,048
     128,000  Newport Corp.                                      15,668
     174,300  Powerwave Technologies, Inc.(1)                    36,260
      58,600  Technitrol, Inc.                                    3,985
     444,350  Vishay Intertechnology, Inc.(1)                    37,270
                                                       ------------------------
                                                                202,513
                                                       ------------------------

ELECTRICAL UTILITIES -- 1.0%
     398,700  Montana Power Co.                                  17,568
                                                       ------------------------

FINANCIAL SERVICES -- 1.7%

     224,300  Concord EFS, Inc.(1)                                5,012
       2,805  Julius Baer Holding AG ORD                          9,820
     539,000  MBNA Corp.                                         14,317
                                                       ------------------------
                                                                 29,149
                                                       ------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.5%
     506,200  Dover Corp.                                        25,721
                                                       ------------------------

INDUSTRIAL PARTS -- 1.3%
     550,000  Kennametal Inc.                                    15,812
     204,000  Manitowoc Co., Inc.                                 6,770
                                                       ------------------------
                                                                 22,582
                                                       ------------------------

INDUSTRIAL SERVICES -- 1.6%
     757,300  Manpower Inc.                                      26,742
                                                       ------------------------

INFORMATION SERVICES -- 5.0%
     187,500  DST Systems, Inc.(1)                               13,910
     357,800  Fiserv, Inc.(1)                                    16,448
   1,034,400  National Computer Systems, Inc.                    53,591
                                                       ------------------------
                                                                 83,949
                                                       ------------------------

INTERNET -- 1.2%
     262,600  Digex, Inc.(1)                                     20,417
                                                       ------------------------

LEISURE -- 2.9%
     236,000  Four Seasons Hotels Inc.                           13,216
     879,800  Harley-Davidson, Inc.                              35,027
                                                       ------------------------
                                                                 48,243
                                                       ------------------------

MEDIA -- 1.4%
     270,300  UnitedGlobalCom Cl A(1)                            14,368
     412,100  USA Networks Inc.(1)                                9,491
                                                       ------------------------
                                                                 23,859
                                                       ------------------------

MEDICAL PRODUCTS & SUPPLIES -- 5.3%
     366,600  MiniMed Inc.(1)                                    45,057
      82,200  PE Corp-PE Biosystems Group                         4,932
     407,200  Waters Corp.(1)                                    38,684
                                                       ------------------------
                                                                 88,673
                                                       ------------------------

MEDICAL PROVIDERS & SERVICES -- 3.3%
   1,779,000  Health Management
                 Associates, Inc.(1)                             28,353
   1,571,800  Hooper Holmes, Inc.                                27,310
                                                       ------------------------
                                                                 55,663
                                                       ------------------------


See Notes to Financial Statements                www.americancentury.com     15


Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

MINING & METALS -- 0.7%
     122,600  Nucor Corp.                                     $    5,272
     225,900  Stillwater Mining Co.(1)                             6,325
                                                       ------------------------
                                                                  11,597
                                                       ------------------------

OIL SERVICES -- 10.1%
     818,200  Diamond Offshore Drilling, Inc.                     32,984
   1,451,900  Ensco International Inc.                            48,185
     548,900  Helmerich & Payne, Inc.                             17,187
   1,042,500  Sante Fe International                              35,836
     765,521  Transocean Sedco Forex, Inc.                        35,979
                                                       ------------------------
                                                                 170,171
                                                       ------------------------

PROPERTY & CASUALTY INSURANCE -- 1.6%
     348,800  Ambac Financial Group, Inc.                         16,742
     191,550  PMI Group, Inc. (The)                                9,278
                                                       ------------------------
                                                                  26,020
                                                       ------------------------

SECURITIES & ASSET MANAGEMENT -- 0.8%
     321,000  Donaldson, Lufkin & Jenrette, Inc.                  13,382
                                                       ------------------------

SEMICONDUCTOR -- 6.9%
     383,100  Analog Devices, Inc.(1)                             29,427
     577,100  International Rectifier Corp.(1)                    28,350
     336,200  Novellus Systems, Inc.(1)                           22,389
     401,000  PerkinElmer, Inc.                                   21,955
     214,700  Semtech Corp.(1)                                    14,673
                                                       ------------------------
                                                                 116,794
                                                       ------------------------

SPECIALTY STORES -- 0.7%
     161,200  Tiffany & Co.                                       11,717
                                                       ------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.3%
     106,700  C.H. Robinson Worldwide, Inc.                        5,332
                                                       ------------------------

WIRELESS TELECOMMUNICATIONS -- 1.8%
     181,684  QUALCOMM Inc.(1)                                    19,707
     100,200  VoiceStream Wireless Corp.(1)                        9,917
                                                       ------------------------
                                                                  29,624
                                                       ------------------------

TOTAL COMMON STOCKS                                            1,434,722
                                                       ------------------------
    (Cost $1,049,381)


Shares/Principal Amount    ($ in Thousands)                    Value
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 4.6%

COMPUTER SOFTWARE -- 2.9%
     826,800  Amdocs Automatic,
                 6.75%, 9/11/02                               $   49,298
                                                       ------------------------

ELECTRICAL UTILITIES -- 0.6%
     114,000  Calpine Capital Trust,
                 5.75%, 11/1/04                                    9,718
                                                       ------------------------

WIRELESS TELECOMMUNICATIONS -- 1.1%
     176,900  Comcast Corp., 2.00%, 10/15/29                      18,398
                                                       ------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS                                77,414
                                                       ------------------------
    (Cost $61,877)

CONVERTIBLE BONDS -- 5.4%

COMPUTER SOFTWARE -- 4.3% $29,092 Citrix Systems, Inc.,
                 4.51%, 3/22/19(2)                                25,692
       3,500  Rational Software Corp.,
                 5.00%, 2/1/07 (Acquired
                 1/27/00, Cost $3,500)(3)                          4,745
      15,161  Siebel Systems, Inc.,
                 5.50%, 9/15/06 (Acquired
                 1/26/00-2/11/00,
                 Cost $34,306)(3)                                 41,475
                                                       ------------------------
                                                                  71,912
                                                       ------------------------

ELECTRICAL EQUIPMENT -- 0.6%
       5,223  Tekelec, Inc., 3.25%, 11/2/04
                 (Acquired 2/3/00-2/18/00,
                 Cost $10,352)(3)                                 10,599
                                                       ------------------------

MEDICAL PRODUCTS & SUPPLIES -- 0.5%
       6,798  Affymetrix, Inc., 5.00%, 10/1/06                     8,523
                                                       ------------------------

TOTAL CONVERTIBLE BONDS                                           91,034
                                                       ------------------------
   (Cost $68,949)

TEMPORARY CASH INVESTMENTS -- 4.7%*

    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.67%, dated 4/28/00,
       due 5/1/00 (Delivery value $78,837)                        78,800
                                                      -------------------------

    (Cost $78,800)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $1,681,970
                                                      =========================
    (Cost $1,259,007)


16        1-800-345-2021                    See Notes to Financial Statements


Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

FUTURES CONTRACTS

                                ($ in Thousands)

                        Expiration         Underlying Face       Unrealized
      Purchased            Date            Amount at Value          Loss
-------------------------------------------------------------------------------
  68 S&P Midcap 400        June
       Futures             2000                $16,405             $(135)
                                        =======================================


*FUTURES CONTRACTS typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 3.7%.


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2000, was $56,819 which represented 3.4% of net assets.


See Notes to Financial Statements                www.americancentury.com     17


Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                         INVESTOR CLASS                     ADVISOR CLASS                   INSTITUTIONAL CLASS
                     (INCEPTION 6/30/71)(1)              (INCEPTION 6/4/97)                  (INCEPTION 6/16/97)
                GROWTH   RUSSELL 1000   S&P 500     GROWTH   RUSSELL 1000   S&P 500     GROWTH   RUSSELL 1000   S&P 500
                            GROWTH                               GROWTH
GROWTH

6 MONTHS(2)     20.99%      18.72%       7.19%      20.91%       18.72%       7.19%     21.13%       18.72%       7.19%
1 YEAR          32.16%      27.57%      10.13%      31.88%       27.57%      10.13%     32.43%       27.57%      10.13%
==============================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         33.53%      31.88%      23.69%        --           --          --         --           --          --
5 YEARS         25.65%      29.99%      25.26%        --           --          --         --           --          --
10 YEARS        18.97%      21.17%      18.78%        --           --          --         --           --          --
LIFE OF FUND    19.51%      N/A(3)      13.77%      31.69%       29.79%(4)   21.95%     30.15%       28.99%(4)   20.78%(4)

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

(3)  Benchmark began 1/1/79.

(4) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 40-42 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/2000
Russell 1000 Growth Index   $68,241
Growth                      $56,748
S&P 500                     $55,896

$10,000 investment made 4/30/90

[mountain chart data below]

                 Growth     Russell 1000 Growth Index     S&P 500
Date              Value               Value                Value
4/30/1990        $10,000             $10,000              $10,000
4/30/1991        $12,588             $12,319              $11,762
4/30/1992        $15,117             $14,184              $13,412
4/30/1993        $14,911             $14,808              $14,651
4/30/1994        $17,005             $15,374              $15,431
4/30/1995        $18,115             $18,390              $18,127
4/30/1996        $21,070             $24,378              $23,603
4/30/1997        $23,872             $29,756              $29,534
4/30/1998        $34,495             $42,280              $41,664
4/30/1999        $42,940             $53,493              $50,755
4/30/2000        $56,748             $68,241              $55,896

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart data below]

 .                 Growth        Russell 1000 Growth Index
Date             Return                Return
4/30/1991        25.88%                23.19%
4/30/1992        20.09%                15.14%
4/30/1993        -1.36%                 4.40%
4/30/1994        14.04%                 3.82%
4/30/1995         6.53%                19.62%
4/30/1996        16.31%                32.56%
4/30/1997        13.30%                22.06%
4/30/1998        44.50%                42.09%
4/30/1999        24.48%                26.52%
4/30/2000        32.16%                27.57%


18      1-800-345-2021


Growth--Q&A
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin, Prescott LeGard, and Greg Woodhams]

     An interview with C. Kim Goodwin, Prescott LeGard, and Greg Woodhams, portfolio managers on the Growth investment team.

HOW DID GROWTH PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?

     Growth posted a 20.99% gain for the six months ended April 30, 2000*. It outperformed its benchmark, the Russell 1000 Growth Index, which gained 18.72%, and significantly outpaced the S&P 500 Index, considered to be representative of the broad market, which was up 7.19%.

WHAT HELPED THE FUND ACHIEVE ITS  STRONG PERFORMANCE?

     Several factors worked in our favor, but perhaps most significant was the concentrated nature of the portfolio. We are research-intensive and frequently take larger, "high-confidence" positions in companies that we believe hold the most promise. This strategy has continued to work well: As of April 30, Growth's top 10 holdings represented more than 37% of investments, and nine of them were the fund's biggest contributors to performance.

     A second factor leading to our results was fundamental research that led us to technology firms--particularly semiconductor companies, electronic equipment manufacturers, computer software and hardware firms, and Internet companies--in which Growth was well represented. In fact, technology-oriented firms accounted for more than 43% of investments at the end of the period.

     Finally, strong individual stock selection played a key role. In searching for candidates for Growth's portfolio, we look at large-capitalization companies to identify those with accelerating earnings and revenues--in other words, firms that are growing faster now than in previous quarters. Our search doesn't end there, however. We look for evidence that the companies selected for Growth's portfolio can sustain their growth going forward. This strategy has proved successful over time. It also has enabled Growth to outperform its benchmark over the period covered here. Effective stock selection led to better results, despite a technology weighting for Growth that was similar to that of its benchmark.

GIVEN THESE CRITERIA, WHERE DID YOU FIND YOUR BEST OPPORTUNITIES?

     Growth's technology stake, which represented our largest sector weighting, contributed the most to performance. The main factors driving growth among many of the technology companies we own are rapidly increasing Internet and cellular phone usage, and continued strong demand for computers, particularly among corporations intent on achieving greater productivity. Our best contributors to results were companies whose products increase the speed and communications capacity of the Internet, store the massive amounts of data on the Web and organize it into useful formats, and provide Internet access.

     In a related vein, telecommunications providers with wireless or data capabilities also boosted performance.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"IN SEARCHING FOR CANDIDATES FOR GROWTH'S PORTFOLIO, WE LOOK AT
LARGE-CAPITALIZATION COMPANIES TO IDENTIFY THOSE WITH ACCELERATING EARNINGS AND REVENUES--IN OTHER WORDS, FIRMS THAT ARE GROWING FASTER NOW THAN IN PREVIOUS QUARTERS."

PORTFOLIO AT A GLANCE
                                   4/30/00          10/31/99
NO. OF COMPANIES                     57                60
MEDIAN P/E RATIO                    51.6              43.7
MEDIAN MARKET                       $57.5            $61.8
   CAPITALIZATION                  BILLION           BILLION
PORTFOLIO TURNOVER                  41%(1)            92%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                1.00%(3)            1.00%

(1) Six months ended 4/30/00.

(2) Year ended 10/31/99.

(3) Annualized.

Investment terms are defined in the Glossary on pages 42-43.


                                                 www.americancentury.com     19


Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU PROVIDE SOME EXAMPLES?

     Investments in our portfolio that are benefiting from the expansion of the Internet include Cisco Systems, JDS Uniphase, and Oracle, all of which were among Growth's ten largest holdings.

     Cisco, our largest position at 6.4% of investments--and Growth's best-contributing stock--is the leading supplier of equipment used in linking local and wide-area networks. As more businesses move onto the Internet, demand for Cisco's products has escalated; the stock gained more than 88% during the period.

     JDS Uniphase (JDSU) has benefited similarly. Like Cisco, JDSU is an "enabler" for other firms: it is the leading supplier of fiber-optic components (computer chips) that empower communications systems to carry greater amounts of information. JDSU's stock rose 150% during the six months.

     Oracle, a software maker, also enjoys a profitable market niche. The company is the world's largest supplier of software that allows users to create and manage data in computer-based files, and is benefiting from a newly implemented strategy--designing its products to work through the Internet. The more-than-four-fold increase in Oracle's share price made the company our second-best performer for the period.

WHICH OTHER SECTORS OR INDUSTRIES  CONTRIBUTED TO PERFORMANCE?

     Growth's stake in telecommunications also boosted our results. There is a great deal of consolidation going on in the industry, which has been of great benefit to the fund. Again, strong individual stock selection made the difference. We own stock in the German wireless telecommunications firm, Mannesmann. Our investment received a boost when Mannesmann was acquired by Britain's Vodafone, the leading global mobile telecommunications provider.

     Selected healthcare holdings contributed as well. Our most significant healthcare position, Warner-Lambert, appreciated 42% during the period, as Pfizer acquired it. Our investment in that stock was based on its strong product portfolio, low exposure to generics and attractive product pipeline. Additionally, our holdings in medical device manufacturers contributed, led by companies participating in the field of cardiac rhythm management.

WERE THERE ANY DISAPPOINTMENTS?

     At the sector and industry levels, there were few detractors. However, Microsoft, which has contributed significantly to performance in previous periods, stumbled in the wake of disappointing first-quarter revenue growth. The price decline was exacerbated by the uncertainty surrounding the outcome of its antitrust lawsuit. We believe Microsoft's new Windows 2000 software will drive incremental revenues. We do not believe the lawsuit will have a lasting effect on the value of the company.

     A second disappointment was Bristol-Myers Squibb. The company is facing increased exposure to generic drugs following an adverse court ruling regarding the patent on one of its major products. This compromised our original stock selection criteria, and we eliminated our position.

[left margin]

TOP TEN HOLDINGS
                                     % OF FUND INVESTMENTS
                                     AS OF           AS OF
                                    4/30/00        10/31/99

CISCO SYSTEMS INC.                    6.4%           4.8%
GENERAL ELECTRIC
     CO. (U.S.)                       5.7%           5.8%
WARNER-LAMBERT CO.                    4.2%           3.5%
INTEL CORP.                           4.0%           1.2%
EMC CORP. (MASS.)                     3.6%           2.2%
VODAFONE
     AIRTOUCH PLC                     3.6%           0.6%(1)
TEXAS
     INSTRUMENTS INC.                 3.3%           3.2%
ORACLE CORP.                          3.2%           1.5%
MICROSOFT CORP.                       3.0%           5.4%
JDS UNIPHASE CORP.                    2.8%           1.8%

TOP FIVE INDUSTRIES

                                     % OF FUND INVESTMENTS
                                     AS OF           AS OF
                                    4/30/00        10/31/99

ELECTRICAL EQUIPMENT                 11.9%            9.1%
SEMICONDUCTOR                        10.3%            8.4%
COMPUTER SOFTWARE                     9.3%           11.4%
FINANCIAL SERVICES                    8.4%            5.8%
COMPUTER HARDWARE
     &
BUSINESS
     MACHINES                         8.2%            2.9%

(1) Vodafone Group plc and AirTouch Communications, Inc. merged on 6/30/99. The percentage as of 10/31/99 represents Vodafone Group plc shares owned by the fund.


20      1-800-345-2021


Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MAKE ANY SHIFTS IN THE PORTFOLIO SINCE THE LAST REPORT?

     Our methodology led us to increase our exposure to computer hardware manufacturers, where growth continues to be driven by increasing Internet usage and strong demand for computers. On the sell side, we reduced our positions in the pharmaceutical and consumer staples groups, as growth in these areas has slowed. Growth remains fully invested, and maintains significant stakes in selected computer software firms, telecommunications equipment companies and semiconductor firms that continue to demonstrate acceleration in their earnings and revenues and are positioned to continue their growth going forward.

HAVE THERE BEEN ANY CHANGES TO GROWTH'S MANAGEMENT TEAM?

     Yes. Prescott LeGard, CFA, was promoted from investment analyst to portfolio manager. LeGard brings more than six years of investment management experience to the team. We believe our team's disciplined approach and depth of investment experience will enable us to continue providing the competitive performance you've come to expect.

[right margin]

"OUR METHODOLOGY LED US TO INCREASE OUR EXPOSURE TO COMPUTER HARDWARE MANUFACTURERS, WHERE GROWTH CONTINUES TO BE DRIVEN BY INCREASING INTERNET USAGE AND STRONG DEMAND FOR COMPUTERS."

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                    AS OF APRIL 30, 2000
COMMON STOCKS AND FUTURES                                   96.2%
TEMPORARY CASH INVESTMENTS                                   3.8%

[pie chart]

================================================================================
                                                   AS OF OCTOBER 31, 1999
COMMON STOCKS AND FUTURES                                   96.8%
TEMPORARY CASH INVESTMENTS                                   3.2%

[pie chart]
                                                 www.americancentury.com     21


Growth--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.4%

BANKS -- 1.2%
   2,071,800  Citigroup Inc.                                 $   123,143
                                                       -------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 8.2%
   4,477,200  Dell Computer Corp.(1)                             224,280
   2,684,700  EMC Corp. (Mass.)(1)                               373,006
   1,253,800  Hewlett-Packard Co.                                169,263
   1,197,800  Network Appliances, Inc.(1)                         88,600
                                                       -------------------------
                                                                 855,149
                                                       -------------------------

COMPUTER SOFTWARE -- 9.3%
     230,100  Check Point Software
                 Technologies Ltd.(1)                             39,879
   1,985,400  International Business
                 Machines Corp.                                  221,620
   4,465,300  Microsoft Corp.(1)                                 311,594
   4,177,900  Oracle Corp.(1)                                    333,840
     534,800  Veritas Software Corp.(1)                           57,374
                                                       -------------------------
                                                                 964,307
                                                       -------------------------

DEPARTMENT STORES -- 1.8%
   3,330,600  Wal-Mart Stores, Inc.                              184,432
                                                       -------------------------

DRUGS -- 7.7%
   1,285,100  Amgen Inc.(1)                                       72,006
   5,759,700  Pfizer, Inc.                                       242,627
   1,277,200  Schering-Plough Corp.                               51,487
   3,831,000  Warner-Lambert Co.                                 436,016
                                                       -------------------------
                                                                 802,136
                                                       -------------------------

ELECTRICAL EQUIPMENT -- 11.9%
   9,617,500  Cisco Systems Inc.(1)                              667,214
   2,774,000  JDS Uniphase Corp.(1)                              287,716
   2,003,800  Nortel Networks Corp.                              226,930
     879,400  Scientific-Atlanta, Inc.                            57,216
                                                       -------------------------
                                                               1,239,076
                                                       -------------------------

ENERGY RESERVES & PRODUCTION -- 0.6%
     788,000  Exxon Mobil Corp.                                   61,218
                                                       -------------------------

FINANCIAL SERVICES -- 8.4%
     806,800  American Express Co.                               121,071
   3,757,300  General Electric Co. (U.S.)                        590,835
   1,592,600  Marsh & McLennan Companies, Inc.                   156,971
                                                       -------------------------
                                                                 868,877
                                                       -------------------------

FOOD & BEVERAGE -- 1.7%
   4,371,200  Coca-Cola Enterprises, Inc.                         93,161
   2,404,400  PepsiCo, Inc.                                       88,212
                                                       -------------------------
                                                                 181,373
                                                       -------------------------

INFORMATION SERVICES -- 1.2%
   2,614,500  First Data Corp.                                   127,294
                                                       -------------------------

Shares                     ($ in Thousands)                    Value
--------------------------------------------------------------------------------

INTERNET -- 3.3%
   3,047,300  America Online Inc.(1)                         $   182,267
     515,900  Digital Island(1)                                   17,976
   1,254,000  Portal Software, Inc.(1)                            57,370
   1,166,800  Verio Inc.(1)                                       43,828
     345,000  Yahoo! Inc.(1)                                      44,926
                                                       -------------------------
                                                                 346,367
                                                       -------------------------

MEDIA -- 6.0%
   2,498,100  CBS Corp.(1)                                       146,763
   3,851,500  Clear Channel
                 Communications, Inc.(1)                         277,308
   3,097,200  Infinity Broadcasting Corp. Cl A(1)                105,111
     896,400  Univision Communications Inc. Cl A(1)               97,932
                                                       -------------------------
                                                                 627,114
                                                       -------------------------

MEDICAL PRODUCTS & SUPPLIES -- 3.5%
   2,849,000  Guidant Corp.(1)                                   163,461
   3,868,000  Medtronic, Inc.                                    200,894
                                                       -------------------------
                                                                 364,355
                                                       -------------------------

OIL SERVICES -- 2.4%
   1,768,400  Schlumberger Ltd.                                  135,393
   2,431,667  Transocean Sedco Forex, Inc.                       114,288
                                                       -------------------------
                                                                 249,681
                                                       -------------------------

PROPERTY & CASUALTY INSURANCE -- 1.3%
   1,271,825  American International Group, Inc.                 139,503
                                                       -------------------------

SECURITIES & ASSET MANAGEMENT -- 0.9%
   1,172,200  Morgan Stanley Dean Witter & Co.                    89,966
                                                       -------------------------

SEMICONDUCTOR -- 10.3%
   3,257,600  Intel Corp.                                        413,206
   1,404,300  Linear Technology Corp.                             80,265
   1,573,800  Maxim Integrated Products, Inc.(1)                 101,953
   2,093,800  Texas Instruments Inc.                             341,028
   1,860,900  Xilinx, Inc.(1)                                    136,485
                                                       -------------------------
                                                               1,072,937
                                                       -------------------------

SPECIALTY STORES -- 2.5%
   1,289,000  CVS Corp.                                           56,072
   3,682,500  Home Depot, Inc.                                   206,450
                                                       -------------------------
                                                                 262,522
                                                       -------------------------

TELEPHONE -- 4.1%
   1,077,300  Bell Atlantic Corp.                                 63,830
     900,350  Covad Communications Group, Inc.(1)                 24,900
   2,124,700  GTE Corp.                                          143,948
   3,533,700  McLeodUSA Inc. Cl A(1)                              88,453
   1,234,200  NEXTLINK
                 Communications, Inc. Cl A(1)                    104,020
                                                       -------------------------
                                                                 425,151
                                                       -------------------------


22       1-800-345-2021                     See Notes to Financial Statements


Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

Shares/Principal Amount    ($ in Thousands)                     Value
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 8.1%
   1,708,800  ALLTEL Corp.                                   $   113,849
   1,845,500  QUALCOMM Inc.(1)                                   200,179
   2,831,900  Sprint PCS(1)                                      155,754
     138,900  Vodafone AirTouch PLC ADR                            6,528
  80,852,704  Vodafone AirTouch PLC ORD                          370,013
                                                       -------------------------
                                                                 846,323
                                                       -------------------------
TOTAL COMMON STOCKS                                            9,830,924
                                                       -------------------------
    (Cost $6,508,572)

TEMPORARY CASH INVESTMENTS(2) -- 5.6%*

    $303,600  FHLB Discount Notes,
                 5.88%, 5/1/00                                   303,600
      50,000  FHLB Discount Notes,
                 5.87%, 5/5/00                                    49,966
      50,000  FHLMC Discount Notes,
                 5.89%, 5/2/00                                    49,992
      50,000  FHLMC Discount Notes,
                 5.88%, 5/9/00                                    49,933
      25,000  FHLMC Discount Notes,
                 5.89%, 5/16/00                                   24,937
      50,000  FHLMC Discount Notes,
                 5.89%, 5/23/00                                   49,815
      50,520  FHLMC Discount Notes,
                 5.95%, 6/6/00                                    50,214
                                                       -------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                 578,457
                                                       -------------------------
    (Cost $578,233)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $10,409,381
                                                      ==========================
    (Cost $7,086,805)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                ($ in Thousands)
      Contracts         Settlement                             Unrealized
       to Sell             Date                  Value            Gain
-------------------------------------------------------------------------------
   115,003,263 GBP        5/31/00              $178,734          $2,860
                                         ======================================
(Value on Settlement Date $181,594)

FUTURES CONTRACTS

                                ($ in Thousands)
                     Expiration         Underlying Face        Unrealized
     Purchased          Date             Amount at Value          Gain
-------------------------------------------------------------------------------
   506 S&P 500          June
      Futures           2000                $184,817             $4,572
                                     ==========================================

*FUTURES CONTRACTS typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 3.8%.


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

GBP = British Pound

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com     23


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)

                                                SELECT              HERITAGE            GROWTH

ASSETS                                              ($ in Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $5,356,997,
  $1,259,007, and $7,086,805,
  respectively) (Note 3) ...............   $      7,756,047    $      1,681,970    $     10,409,381

Cash ...................................                541                 484                 707

Receivable for forward
  foreign currency
  exchange contracts ...................               --                  --                 2,860

Receivable for investments sold ........             20,268              30,542              78,888

Receivable for capital
  shares sold ..........................               --                 5,911                --

Receivable for variation
  margin on futures contracts ..........              2,694               1,298               8,631

Dividends and
  interest receivable ..................              5,763                 887               2,645
                                           ----------------    ----------------    ----------------
                                                  7,785,313           1,721,092          10,503,112
                                           ----------------    ----------------    ----------------

LIABILITIES

Payable for investments
  purchased ............................            111,137              40,229             220,647

Payable for capital shares redeemed ....              2,185                --                  --

Accrued management fees (Note 2) .......              6,084               1,346               8,381

Distribution fees payable (Note 2) .....                  3                --                     4

Service fees payable (Note 2) ..........                  3                --                     4

Payable for directors'
  fees and expenses ....................                  2                   1                   3

Accrued expenses and
  other liabilities ....................                  2                --                     5
                                           ----------------    ----------------    ----------------
                                                    119,416              41,576             229,044
                                           ----------------    ----------------    ----------------
NET ASSETS .............................   $      7,665,897    $      1,679,516    $     10,274,068
                                           ================    ================    ================

NET ASSETS CONSIST OF:

Capital (par value and
  paid-in surplus) .....................   $      4,938,241    $      1,012,215    $      6,170,792

Accumulated net investment loss ........               (853)               (415)            (16,030)

Accumulated undistributed
  net realized gain
  on investment and
  foreign currency transactions ........            328,105             244,903             788,971

Net unrealized appreciation
  on investments and
  translation of assets
  and liabilities in foreign
  currencies (Note 3) ..................          2,400,404             422,813           3,330,335
                                           ----------------    ----------------    ----------------
                                           $      7,665,897    $      1,679,516    $     10,274,068
                                           ================    ================    ================

INVESTOR CLASS,
  $0.01 PAR VALUE
  ($ AND SHARES IN FULL)

Net assets .............................   $  7,485,041,311    $  1,671,199,879    $ 10,215,972,328

Shares outstanding .....................        140,653,092          98,170,760         302,786,148

Net asset value per share ..............   $          53.22    $          17.02    $          33.74

ADVISOR CLASS,
  $0.01 PAR VALUE
  ($ AND SHARES IN FULL)

Net assets .............................   $     13,381,871    $      1,647,825    $     22,566,738

Shares outstanding .....................            252,246              96,940             669,527

Net asset value per share ..............   $          53.05    $          17.00    $          33.71

INSTITUTIONAL CLASS,
  $0.01 PAR VALUE
  ($ AND SHARES IN FULL)

Net assets .............................   $    167,474,443    $      6,668,532    $     35,528,826

Shares outstanding .....................          3,138,668             391,215           1,051,913

Net asset value per share ..............   $          53.36    $          17.05    $          33.78


24        1-800-345-2021                     See Notes to Financial Statements


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                  SELECT         HERITAGE         GROWTH

INVESTMENT LOSS                                              ($ in Thousands)

INCOME:
Dividends (net of
  foreign taxes withheld
  of $83, $29, and $75,
  respectively) ............................   $    31,490    $     3,411    $    21,239

Interest ...................................         5,470          3,395         11,344
                                               -----------    -----------    -----------
                                                    36,960          6,806         32,583
                                               -----------    -----------    -----------


EXPENSES (Note 2):

Management fees ............................        37,765          7,192         48,634

Distribution fees -
  Advisor Class ............................            14              2             22

Service fees -
  Advisor Class ............................            14              2             22

Directors' fees and expenses ...............            20              4             25
                                               -----------    -----------    -----------
                                                    37,813          7,200         48,703
                                               -----------    -----------    -----------

NET INVESTMENT LOSS ........................          (853)          (394)       (16,120)
                                               -----------    -----------    -----------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:

Investments ................................       360,914        245,308        806,884

Foreign currency transactions ..............          --             (101)        11,659
                                               -----------    -----------    -----------
                                                   360,914        245,207        818,543
                                               -----------    -----------    -----------

CHANGE IN NET UNREALIZED APPRECIATION ON:

Investments ................................       345,896        202,446        947,271

Translation of assets
  and liabilities
  in foreign currencies ....................          --              (12)         3,275
                                               -----------    -----------    -----------
                                                   345,896        202,434        950,546
                                               -----------    -----------    -----------

NET REALIZED AND
  UNREALIZED GAIN
  ON INVESTMENTS
  AND FOREIGN CURRENCY .....................       706,810        447,641      1,769,089
                                               -----------    -----------    -----------

NET INCREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS ..........................   $   705,957    $   447,247    $ 1,752,969
                                               ===========    ===========    ===========


See Notes to Financial Statements              www.americancentury.com       25


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1999

                                                 SELECT                        HERITAGE                           GROWTH
INCREASE IN NET ASSETS                    2000            1999           2000            1999             2000            1999

OPERATIONS                                                                ($ in Thousands)

Net investment
  income (loss) ...................   $       (853)   $      1,766    $       (394)   $      1,832    $    (16,120)   $    (18,074)

Net realized gain
  on investments and
  foreign currency
  transactions ....................        360,914         754,322         245,207         126,044         818,543       1,118,381

Change in net
  unrealized appreciation
  on investments and
  translation of assets
  and liabilities
  in foreign currencies ...........        345,896         987,503         202,434         138,185         950,546       1,113,300
                                      ------------    ------------    ------------    ------------    ------------    ------------

Net increase in net assets
  resulting from operations .......        705,957       1,743,591         447,247         266,061       1,752,969       2,213,607
                                      ------------    ------------    ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ..................           --           (19,060)         (3,439)         (1,950)           --                (7)

  Advisor Class ...................           --                (1)           --              --              --              --

  Institutional Class .............           --                (1)             (1)           --              --              --

From net realized gains on
investment transactions:

  Investor Class ..................       (681,130)     (1,107,773)       (114,650)           --        (1,095,494)     (1,171,233)

  Advisor Class ...................           (867)           (328)           (122)           --            (1,720)         (1,110)

  Institutional Class .............        (12,251)            (34)            (10)           --              (297)            (36)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Decrease in net
  assets from distributions .......       (694,248)     (1,127,197)       (118,222)         (1,950)     (1,097,511)     (1,172,386)
                                      ------------    ------------    ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease)
  in net assets
  from capital share
  transactions ....................        317,496       1,127,193         349,376        (242,256)      1,271,768       1,202,428
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS ........        329,205       1,743,587         678,401          21,855       1,927,226       2,243,649

NET ASSETS

Beginning of period ...............      7,336,692       5,593,105       1,001,115         979,260       8,346,842       6,103,193
                                      ------------    ------------    ------------    ------------    ------------    ------------
End of period .....................   $  7,665,897    $  7,336,692    $  1,679,516    $  1,001,115    $ 10,274,068    $  8,346,842
                                      ============    ============    ============    ============    ============    ============
Accumulated undistributed
  net investment
  income (loss) ...................   $       (853)           --      $       (415)   $      3,419    $    (16,030)           --
                                      ============    ============    ============    ============    ============    ============


26          1-800-345-2021                     See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Select Fund (Select), Heritage Fund (Heritage), and Growth Fund (Growth) (the funds) are three of the fourteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


                                                www.americancentury.com      27


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class, the Advisor Class and Institutional Class is 1.00%, 0.75%, and 0.80%, respectively, for each of the funds.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended April 30, 2000 were $27,512, $3,760, and $43,462 for Select, Heritage, and Growth, respectively.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended April 30, 2000, were as follows:

                                  SELECT          HERITAGE         GROWTH
                                               (In Thousands)

PURCHASES ..................... $2,463,106       $1,093,763      $3,891,275

                                               (In Thousands)

PROCEEDS FROM SALES ........... $2,743,219         $864,461      $3,747,984

  On April 30, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                  SELECT          HERITAGE         GROWTH
                                               (In Thousands)

Appreciation .................. $2,484,202      $   442,746        $3,608,520
Depreciation ..................   (111,926)         (20,781)         (307,271)
                              --------------   ---------------   --------------
Net ........................... $2,372,276      $   421,965        $3,301,249
                              ==============   ===============   ==============
Federal Tax Cost .............. $5,383,771      $ 1,260,005        $7,108,132
                              ==============   ===============   ==============


28         1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                          SELECT                    HERITAGE                    GROWTH
                                    SHARES       AMOUNT        SHARES       AMOUNT        SHARES      AMOUNT
INVESTOR CLASS                                                    (In Thousands)
SHARES AUTHORIZED ................ 360,000                    354,000                    710,000
                                  ==========                 ==========                ===========

SIX MONTHS ENDED APRIL 30, 2000

Sold .............................  12,860    $  680,010       33,300    $ 547,028        38,370    $1,268,935

Issued in reinvestment
  of distributions ...............  12,782       655,427        8,241      116,117        34,139     1,060,359

Redeemed ......................... (20,336)   (1,077,223)     (20,188)    (319,841)      (33,450)   (1,098,679)
                                  ---------- -------------   ---------- ------------   ----------- -------------
Net increase .....................   5,306    $  258,214       21,353    $ 343,304        39,059    $1,230,615
                                  ========== =============   ========== ============   =========== =============

YEAR ENDED OCTOBER 31, 1999

Sold .............................  23,866    $1,210,467       26,961    $ 312,108        51,420    $1,481,679

Issued in
reinvestment
  of distributions ...............  23,864     1,081,597          179        1,912        44,062     1,134,197

Redeemed ......................... (25,239)   (1,278,267)     (48,363)    (556,314)      (49,284)   (1,420,046)
                                  ---------- -------------   ---------- ------------   ----------- -------------

Net increase (decrease) ..........  22,491    $1,013,797      (21,223)   $(242,294)       46,198    $1,195,830
                                  ========== =============   ========== ============   =========== =============

ADVISOR CLASS                                                     (In Thousands)

SHARES AUTHORIZED ................ 100,000                    105,000                    210,000
                                  ==========                 ==========                ===========

SIX MONTHS ENDED APRIL 30, 2000

Sold .............................     135       $ 7,151           32        $ 529           266       $ 8,894

Issued in reinvestment
  of distributions ...............      17           844            8          120            54         1,687

Redeemed .........................     (57)       (2,964)         (25)        (440)          (55)       (1,827)
                                  ---------- -------------   ---------- ------------   ----------- -------------
Net increase .....................      95       $ 5,031           15        $ 209           265       $ 8,754
                                  ========== =============   ========== ============   =========== =============

YEAR ENDED OCTOBER 31, 1999

Sold .............................     193       $ 9,734          225      $ 2,737           356       $10,388

Issued in reinvestment
  of distributions ...............       7           314           --           --            42         1,087

Redeemed .........................     (75)       (3,833)        (218)      (2,701)         (192)       (5,674)
                                  ---------- -------------   ---------- ------------   ----------- -------------

Net increase .....................     125       $ 6,215            7       $   36           206       $ 5,801
                                  ========== =============   ========== ============   =========== =============

INSTITUTIONAL CLASS                                               (In Thousands)

SHARES AUTHORIZED ................  40,000                     41,000                     80,000
                                  ==========                 ==========                ===========

SIX MONTHS ENDED APRIL 30, 2000

Sold .............................   1,204      $ 63,534          727      $11,738         1,210       $39,239

Issued in
reinvestment
  of distributions ...............     238        12,248            1           11            10           297

Redeemed .........................    (406)      (21,531)        (344)      (5,886)         (214)       (7,137)
                                  ---------- -------------   ---------- ------------   ----------- -------------

Net increase .....................   1,036      $ 54,251          384      $ 5,863         1,006       $32,399
                                  ========== =============   ========== ============   =========== =============

YEAR ENDED OCTOBER 31, 1999

Sold .............................   2,398      $122,740            5         $ 56           117       $ 3,195

Issued in reinvestment
  of distributions ...............       1            35           --           --             1            35

Redeemed .........................    (300)      (15,594)          (5)         (54)          (89)       (2,433)
                                  ---------- -------------   ---------- ------------   ----------- -------------

Net increase .....................   2,099      $107,181           --         $  2            29       $   797
                                  ========== =============   ========== ============   =========== =============


                                                www.americancentury.com      29


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended April 30, 2000.


30      1-800-345-2021


Select--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                            FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                             Investor Class
                                              2000(1)        1999          1998          1997          1996          1995

PER-SHARE DATA

Net Asset Value, Beginning of Period .....    $53.32        $49.54        $48.18        $41.52        $39.52        $37.67
                                          ------------   -----------   -----------   -----------   ------------   ----------

Income From Investment Operations

  Net Investment Income (Loss)(2) ........    (0.01)         0.01          0.12          0.15          0.20          0.33

  Net Realized and Unrealized Gain
  on Investment Transactions .............     5.01          13.73         9.37          10.51         6.73          4.68
                                          ------------   -----------   -----------   -----------   ------------   ----------

  Total From Investment Operations .......     5.00          13.74         9.49          10.66         6.93          5.01
                                          ------------   -----------   -----------   -----------   ------------   ----------

Distributions

  From Net Investment Income .............       --         (0.17)        (0.20)        (0.32)        (0.27)        (0.28)

  From Net Realized Gains
  on Investment Transactions .............    (5.10)        (9.79)        (7.93)        (3.68)        (4.66)        (2.75)

  In Excess of Net Realized Gains ........       --            --            --            --            --         (0.13)
                                          ------------   -----------   -----------   -----------   ------------   ----------

  Total Distributions ....................    (5.10)        (9.96)        (8.13)        (4.00)        (4.93)        (3.16)
                                          ------------   -----------   -----------   -----------   ------------   ----------

Net Asset Value, End of Period ...........    $53.22        $53.32        $49.54        $48.18        $41.52        $39.52
                                          ============   ===========   ===========   ===========   ============   ==========

  TOTAL RETURN(3) ........................     9.75%        31.22%        22.96%        27.89%        19.76%        15.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....................    1.00%(4)       1.00%         1.00%         1.00%         1.00%         1.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets ....................  (0.03)%(4)       0.03%         0.25%         0.33%         0.50%         0.90%

Portfolio Turnover Rate ..................      33%           130%          165%           94%          105%          106%

Net Assets, End of Period (in millions) ..   $7,485         $7,216        $5,591        $4,769        $4,039        $4,008

(1)  Six months ended April 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements             www.americancentury.com       31


Select--Financial Highlights
--------------------------------------------------------------------------------

                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                              Advisor Class
                                             2000(1)        1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ....    $53.19        $49.44        $48.16        $49.43
                                         ------------   -----------   -----------   ------------

Income From Investment Operations

  Net Investment Loss(3) ................    (0.08)        (0.13)           --         (0.02)

  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ...............     5.04          13.71         9.37         (1.25)
                                         ------------   -----------   -----------   ------------

  Total From Investment Operations ......     4.96         13.58          9.37         (1.27)
                                         ------------   -----------   -----------   ------------

Distributions

  From Net Investment Income ............       --         (0.04)        (0.16)           --

  From Net Realized Gains
  on Investment Transactions ............    (5.10)        (9.79)        (7.93)           --
                                         ------------   -----------   -----------   ------------

  Total Distributions ...................    (5.10)        (9.83)        (8.09)           --
                                         ------------   -----------   -----------   ------------

Net Asset Value, End of Period ..........    $53.05        $53.19        $49.44        $48.16
                                         ============   ===========   ===========   ============

  TOTAL RETURN(4) .......................     9.69%        30.87%        22.67%        (2.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................    1.25%(5)        1.25%         1.25%        1.25%(5)

Ratio of Net Investment Loss
to Average Net Assets ...................  (0.28)%(5)      (0.22)%           --        (0.17)%(5)

Portfolio Turnover Rate .................      33%            130%          165%           94%

Net Assets, End of Period
 (in thousands) .........................   $13,382          $8,369        $1,617        $1,289

(1)  Six months ended April 30, 2000 (unaudited).

(2)  August 8, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


32       1-800-345-2021                       See Notes to Financial Statements


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Institutional Class
                                               2000(1)        1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ......    $53.41        $49.63        $48.24        $40.56
                                           ------------   -----------   -----------   ------------

Income From Investment Operations

  Net Investment Income(3) ................     0.04          0.02          0.22          0.13

  Net Realized and Unrealized Gain
  on Investment Transactions ..............     5.01          13.83         9.37          7.55
                                           ------------   -----------   -----------   ------------

  Total From Investment Operations ........     5.05          13.85         9.59          7.68
                                           ------------   -----------   -----------   ------------

Distributions

  From Net Investment Income ..............       --         (0.28)        (0.27)           --

  From Net Realized Gains
  on Investment Transactions ..............    (5.10)        (9.79)        (7.93)           --
                                           ------------   -----------   -----------   ------------

  Total Distributions .....................    (5.10)        (10.07)       (8.20)           --
                                           ------------   -----------   -----------   ------------

Net Asset Value, End of Period ............    $53.36        $53.41        $49.63        $48.24
                                           ============   ===========   ===========   ============

  TOTAL RETURN(4) .........................     9.83%        31.47%        23.22%        18.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....................      0.80%(5)     0.80%         0.80%         0.80%(5)

Ratio of Net Investment Income
to Average Net Assets .....................      0.17%(5)     0.23%         0.45%         0.45%(5)

Portfolio Turnover Rate ...................        33%         130%          165%           94%

Net Assets, End of Period (in thousands) ..   $167,474     $112,293          $173       $11,486

(1)  Six months ended April 30, 2000 (unaudited).

(2)  March 13, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements              www.americancentury.com       33


Heritage--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                              Investor Class
                                               2000(1)        1999          1998          1997          1996          1995

PER-SHARE DATA

Net Asset Value, Beginning of Period ......    $13.02        $9.98         $14.86        $12.24        $11.75        $10.32
                                           ------------   -----------   -----------   -----------   ------------   ----------

Income From Investment Operations

  Net Investment Income(2) ................     --(3)         0.02          0.03          0.01            --          0.05

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............     5.52          3.04         (2.14)         3.41          1.15          1.96
                                           ------------   -----------   -----------   -----------   ------------   ----------

  Total From Investment Operations ........     5.52          3.06         (2.11)         3.42          1.15          2.01
                                           ------------   -----------   -----------   -----------   ------------   ----------

Distributions

  From Net Investment Income ..............    (0.04)        (0.02)        (0.07)        (0.09)        (0.05)        (0.03)

  From Net Realized Gains
  on Investment Transactions ..............    (1.48)           --         (2.70)        (0.71)        (0.61)        (0.52)

  In Excess of Net Realized Gains .........       --            --            --            --            --         (0.03)
                                           ------------   -----------   -----------   -----------   ------------   ----------

  Total Distributions .....................    (1.52)        (0.02)        (2.77)        (0.80)        (0.66)        (0.58)
                                           ------------   -----------   -----------   -----------   ------------   ----------

Net Asset Value, End of Period ............    $17.02        $13.02         $9.98        $14.86        $12.24        $11.75
                                           ============   ===========   ===========   ===========   ============   ==========

  TOTAL RETURN(4) .........................    44.90%        30.71%       (15.87)%       29.56%        10.44%        21.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....................   1.00%(5)        1.00%         1.00%         1.00%         0.99%         0.99%

Ratio of Net Investment Income (Loss)
to Average Net Assets .....................  (0.05)%(5)       0.19%         0.29%         0.05%          --           0.50%

Portfolio Turnover Rate ...................      66%          134%          148%           69%          122%          121%

Net Assets, End of Period (in millions) ...    $1,671        $1,000         $978         $1,321        $1,083        $1,008

(1)  Six months ended April 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


34       1-800-345-2021                      See Notes to Financial Statements


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                   Advisor Class
                                                  2000(1)        1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .......$   12.98        $    9.96     $   14.85   $   14.23
                                            ---------        ---------     ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss)(3) ..........    (0.02)           (0.01)         0.02       (0.01)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............     5.52             3.03         (2.14)       0.63
                                            ---------        ---------     ---------   ---------

  Total From Investment Operations .........     5.50             3.02         (2.12)       0.62
                                            ---------        ---------     ---------   ---------

Distributions

  From Net Investment Income ...............    --(4)            --(4)         (0.07)       --

  From Net Realized Gains
  on Investment Transactions ...............    (1.48)            --           (2.70)       --
                                            ---------        ---------     ---------   ---------

  Total Distributions ......................    (1.48)            --           (2.77)       --
                                            ---------        ---------     ---------   ---------

Net Asset Value, End of Period .............$   17.00        $   12.98     $    9.96   $   14.85
                                            =========        =========     =========   =========

  TOTAL RETURN(5) ..........................    44.80%           30.37%       (16.03)%      4.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................     1.25%(6)         1.25%         1.25%       1.25%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets ......................(0.30)%(6)           (0.06)%        0.04%  (0.23)%(6)

Portfolio Turnover Rate ....................       66%             134%          148%         69%

Net Assets, End of Period (in thousands) ...$   1,648        $   1,060     $     748   $     120

(1)  Six months ended April 30, 2000 (unaudited).

(2)  July 11, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


See Notes to Financial Statements               www.americancentury.com      35


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                               Institutional Class

                                                 2000(1)        1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .......$   13.04        $   10.00   $   14.87   $   13.60
                                            ---------        ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income(3) .................     0.01             0.04        0.06        0.01

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............     5.55             3.04       (2.14)       1.26
                                            ---------        ---------   ---------   ---------

  Total From Investment Operations .........     5.56             3.08       (2.08)       1.27
                                            ---------        ---------   ---------   ---------

Distributions

  From Net Investment Income ...............    (0.07)           (0.04)      (0.09)       --

  From Net Realized Gains
  on Investment Transactions ...............    (1.48)            --         (2.70)       --
                                            ---------        ---------   ---------   ---------

  Total Distributions ......................    (1.55)           (0.04)      (2.79)       --
                                            ---------        ---------   ---------   ---------

Net Asset Value, End of Period .............$   17.05        $   13.04   $   10.00   $   14.87
                                            =========        =========   =========   =========

  TOTAL RETURN(4) ..........................    45.20%           30.92%     (15.67)%      9.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................     0.80%(5)         0.80%       0.80%       0.80%(5)

Ratio of Net Investment Income
to Average Net Assets ......................     0.15%(5)         0.39%       0.49%       0.21%(5)

Portfolio Turnover Rate ....................       66%             134%        148%         69%

Net Assets, End of Period (in thousands) ...$   6,669        $      92   $      70   $     129

(1)  Six months ended April 30, 2000 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


36       1-800-345-2021                       See Notes to Financial Statements


Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                              Investor Class
                                               2000(1)        1999          1998          1997          1996          1995

PER-SHARE DATA

Net Asset Value, Beginning of Period ......    $31.60        $28.03        $27.86        $22.21        $23.88        $22.99
                                           ------------   -----------   -----------   -----------   ------------   ----------

Income From Investment Operations

  Net Investment Income (Loss)(2) .........    (0.06)        (0.07)        (0.01)         0.01         (0.01)         0.08

  Net Realized and Unrealized Gain
  on Investment Transactions ..............     6.34          9.03          4.35          6.07          1.47          4.08
                                           ------------   -----------   -----------   -----------   ------------   ----------

  Total From Investment Operations ........     6.28          8.96          4.34          6.08          1.46          4.16
                                           ------------   -----------   -----------   -----------   ------------   ----------

Distributions

  From Net Investment Income ..............       --            --            --         (0.18)        (0.07)        (0.05)

  From Net Realized Gains
  on Investment Transactions ..............    (4.14)        (5.39)        (4.17)        (0.25)        (2.98)        (3.18)

  In Excess of Net Realized Gains .........       --            --            --            --         (0.08)        (0.04)
                                           ------------   -----------   -----------   -----------   ------------   ----------

  Total Distributions .....................    (4.14)        (5.39)        (4.17)        (0.43)        (3.13)        (3.27)
                                           ------------   -----------   -----------   -----------   ------------   ----------

Net Asset Value, End of Period ............    $33.74        $31.60        $28.03        $27.86        $22.21        $23.88
                                           ============   ===========   ===========   ===========   ============   ==========

  TOTAL RETURN(3) .........................    20.99%        36.31%        18.53%        27.85%         8.18%        22.31%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....................     1.00%(4)      1.00%         1.00%         1.00%         1.00%         1.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets .....................   (0.33)%(4)    (0.24)%       (0.02)%         0.02%       (0.10)%         0.40%

Portfolio Turnover Rate ...................       41%           92%          126%           75%          122%          141%

Net Assets, End of Period (in millions) ...   $10,216        $8,333        $6,097        $5,113        $4,765        $5,130

(1)  Six months ended April 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com       37


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Advisor Class

                                                 2000(1)        1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........    $31.52        $27.97        $27.84        $24.36
                                             ------------   -----------   -----------   ------------

Income From Investment Operations

  Net Investment Loss(3) ....................    (0.10)        (0.15)        (0.08)        (0.06)

  Net Realized and Unrealized Gain
  on Investment Transactions ................     6.34          9.02          4.35          3.54
                                             ------------   -----------   -----------   ------------

  Total From Investment Operations ..........     6.24          8.87          4.27          3.48
                                             ------------   -----------   -----------   ------------

Distributions

  From Net Realized Gains
  on Investment Transactions ................    (4.05)        (5.32)        (4.14)           --
                                             ------------   -----------   -----------   ------------

Net Asset Value, End of Period ..............    $33.71        $31.52        $27.97        $27.84
                                             ============   ===========   ===========   ============

  TOTAL RETURN(4) ...........................    20.91%        35.93%        18.23%        14.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................    1.25%(5)       1.25%         1.25%         1.25%(5)

Ratio of Net Investment Loss
to Average Net Assets .......................  (0.58)%(5)     (0.49)%       (0.27)%       (0.47)%(5)

Portfolio Turnover Rate .....................      41%            92%          126%            75%

Net Assets, End of Period (in thousands) ....  $22,567        $12,759        $5,520         $2,200

(1)  Six months ended April 30, 2000 (unaudited).

(2)  June 4, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


38      1-800-345-2021                        See Notes to Financial Statements


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                 Institutional Class
                                                  2000(1)        1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........     $31.66        $28.08        $27.88        $25.75
                                              ------------   -----------   -----------   ------------

Income From Investment Operations

  Net Investment Income (Loss)(3) ...........     (0.03)        (0.03)         0.05          0.01

  Net Realized and Unrealized Gain
  on Investment Transactions ................      6.35          9.07          4.34          2.12
                                              ------------   -----------   -----------   ------------

  Total From Investment Operations ..........      6.32          9.04          4.39          2.13
                                              ------------   -----------   -----------   ------------

Distributions

  From Net Realized Gains
  on Investment Transactions ................     (4.20)        (5.46)        (4.19)           --
                                              ------------   -----------   -----------   ------------

Net Asset Value, End of Period ..............     $33.78        $31.66        $28.08        $27.88
                                              ============   ===========   ===========   ============

  TOTAL RETURN(4) ...........................     21.13%        36.62%        18.77%         8.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................      0.80%(5)      0.80%         0.80%         0.80%(5)

Ratio of Net Investment Income (Loss)

to Average Net Assets .......................    (0.13)%(5)    (0.04)%         0.18%         0.07%(5)

Portfolio Turnover Rate .....................        41%           92%          126%           75%

Net Assets, End of Period (in thousands) ....    $35,529        $1,453          $465          $171

(1)  Six months ended April 30, 2000 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      39


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


40      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY SELECT seeks large, established companies that show accelerating growth rates. Also, at least 80% of the fund's assets must be invested in stocks or securities that pay regular dividends or otherwise produce income. These dividends, and the established nature of the companies in which Select invests, help lessen the fund's short-term price fluctuations.

     AMERICAN CENTURY HERITAGE seeks smaller and midsized firms showing accelerating growth rates, and at least 60% of its assets must be in stocks or securities paying regular dividends or otherwise producing income. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability -- and greater long-term growth potential -- than Select. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies.

     AMERICAN CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or midsized firms.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 1000 INDEX, created by the Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

     The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS

  Select
--------------------------------
       JERRY SULLIVAN
       KENNETH CRAWFORD

  Heritage
--------------------------------
       LINDA PETERSON, CFA
       KURT STALZER

  Growth
--------------------------------
       C. KIM GOODWIN
       GREG WOODHAMS, CFA
       PRESCOTT LEGARD, CFA


                                                www.americancentury.com      41


Glossary
--------------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that wouldhave produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 31-39.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


42      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on a fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price- fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                www.americancentury.com      43


Notes
--------------------------------------------------------------------------------


44      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                            RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium Capital Reserve         FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                              RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                            RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                Small Cap Quantitative
                                 Small Cap Value

                              RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation:           Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation:           Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                              RISK LEVEL - MODERATE

                                SPECIALTY
                                Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0006                              American Century Investment Services, Inc.
SH-SAN-20655                      (c)2000 American Century Services Corporation

[front cover]

April 30, 2000

AMERICAN CENTURY(reg.sm)
Semiannual Report

[graphic of runners]
[graphic of person looking at computer screen]

Ultra(reg.sm)
Vista

[american century logo(reg.sm)]
American
Century

[inside front cover]

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

   Compile all your investments, review their performance and see if you're on track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.


*Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.


American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

ULTRA
(TWCUX)
-----------------------------------------

VISTA
(TWCVX)
-----------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Saving for College Just Got Easier
--------------------------------------------------------------------------------

   Introducing LEARNING QUEST, a powerful new program that lets you save tax-deferred for your child's education. Key benefits include:

   * Anyone can open an account, and anyone can be named the beneficiary, even yourself.

   * The student can attend any accredited institution (college, university, vocational program) anywhere in the United States.

   * Taxes aren't due on the earnings until they are withdrawn, and earnings on qualified expenses are taxed at the student's rate.

   * High contribution limits ($127,000 for 2000).

   For more information, including estate-planning benefits, call
1-800-579-2203, or visit www.learningquestsavings.com.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended April 30, 2000, rewarded growth investors in Ultra and Vista, as both funds handily outperformed their respective benchmarks.

     The period was short, but momentous. So-called "New Economy" stocks led the market -- in both directions. Investors stampeded into technology-oriented firms at the end of 1999 and during the first quarter of 2000, triggering one of the most powerful market advances ever. Then, suddenly, came the reminder that some "old" rules of common stock investing still apply -- including one American Century's growth fund managers hold dear: stock prices ultimately depend on earnings.

     Turning to corporate matters, the months covered in this report have been important ones for American Century. Besides serving the nearly two million investors who look to American Century for investment management, we have also worked hard to serve and support the 3,000 people who work on your behalf -- to create a positive, safe, and productive work environment. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and is essential in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's fund performance reports like this one have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal from DALBAR. You can count on us to keep looking for ways to improve the reports, literature and statements you receive from us.

     We appreciate your continued confidence in American Century.

Sincerely,

/signature/                             /signature/
James E. Stowers, Jr.                   James E. Stowers III
Chairman of the Board and Founder       Vice Chairman of the Board and
                                        Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

ULTRA
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

VISTA
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Portfolio at a Glance ..................................................   11
   Top Ten Holdings .......................................................   12
   Top Five Industries ....................................................   12
   Types of Investments ...................................................   13
   Schedule of Investments ................................................   14

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   16
   Statements of Operations ...............................................   17
   Statements of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   23

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   29
   Background Information
      Portfolio Managers ..................................................   30
      Investment Philosophy
         and Policies .....................................................   30
      Comparative Indices .................................................   30
   Glossary ...............................................................   31


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

  * The six months ended April 30, 2000, saw the S&P 500, the Nasdaq Composite, and the Dow all reach record highs as they entered the new millennium. 1999 represented the fifth consecutive year that the S&P 500 returned 20% or better. The technology-laden Nasdaq was the biggest winner, closing 1999 with an unprecedented gain of 86% -- the largest one-year increase ever recorded by any U.S. market index.

  * While "New Economy" stocks -- particularly those of Internet and technology companies -- still held appeal for investors, uncertainty got a foothold and volatility became pervasive in this arena in recent months. Despite rising interest rates, valuations of technology stocks continued to climb until investors lost faith and interest, taking the Nasdaq down 25.33% during a single week in April.

ULTRA

  * Ultra gained 19.53% for the six-month period, outperforming its benchmark, the S&P 500, which was up 7.19%.

  * In seeking high-quality companies growing at an accelerating rate, the securities of firms in the telecommunications, financial services, consumer services, and healthcare industries emerged as winners and comprised nearly 50% of the portfolio.

  * Electrical equipment and technology companies --especially those involved with the Internet -- were among Ultra's strongest performers and some of the fund's largest holdings.

  * Notable individual securities from the technology and consumer cyclicals sectors detracted from performance. Microsoft faltered under antitrust pressures, while Wal-Mart and Procter & Gamble became less attractive because of possible decelerating growth in future earnings.

VISTA

  * Vista gained 66.91% during the six-month period, surpassing its benchmark, the Russell 2500 Growth Index, which posted an increase of 38.11%.

  * During the period growth stocks drove the market higher, with shares of smaller and midsized companies out front. Technology stocks led the market, and positions across such industries as semiconductors, electrical equipment (especially concerning wireless telecommunications) and energy were Vista's strongest contributors to performance.

  * Performance was weakened by holdings in biotechnology and database management firms, which suffered from a change in investor sentiment.

[left margin]

                                    ULTRA(1)
                                    (TWCUX)
       TOTAL RETURNS:                               AS OF 4/30/00
          6 Months                                    19.53%(2)
          1 Year                                      27.06%
       INCEPTION DATE:                                11/2/81
       NET ASSETS:                                $43.6 billion(3)

                                    VISTA(1)
                                    (TWCVX)
       TOTAL RETURNS:                               AS OF 4/30/00
          6 Months                                    66.91%(2)
          1 Year                                     125.22%
       INCEPTION DATE:                                11/25/83
       NET ASSETS:                                 $2.4 billion(3)

(1)    Investor Class.

(2)    Not annualized.

(3)    Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 31-32.


2      1-800-345-2021


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]

James E. Stowers III, Chief Executive Officer of American Century

     Common stock investors will look back on the six-month interval covered by this report as one of the more extraordinary short-term experiences in stock market history.

     The major market indices -- the Standard & Poor's 500 Index, the Nasdaq Composite, and the Dow Jones Industrial Average -- all entered the new millennium at record highs. The Nasdaq ended 1999 with a stunning 86% gain, the largest one-year increase in any U.S. market index -- ever. The S&P 500 notched its fifth consecutive year with a return of 20% or more.

HIGH EXPECTATIONS

     This performance led investors to carry unrealistically high expectations into 2000. Surveys showed the average investor expected the stock market overall to rise 15% in 2000, and his or her stock portfolio to gain 18%. Perhaps they also were reading headlines like this one from our hometown paper, The Kansas City Star, in January: "New tech stocks defy old rules."

     The Star appeared to be right. "New Economy" stocks -- especially those associated with the Internet and biotechnology -- were all investors wanted to own.

     But what may have started out as "rational exuberance" for technology issues turned into rampant speculation as 2000 progressed. This was most evident in the extraordinary strength of the new-issue market, where hundreds of unseasoned, untested, "dot-com" companies soared in price, as investors scrambled to own the next America Online or Yahoo!. The technology run-up blew past three interest rate increases as if they had never happened.

     Herd-like behavior took the Nasdaq Composite up 70% from October 31, 1999, the start of this report period, to a record 5,049 on March 10. In contrast, the S&P 500 gained 2.63%. Many aggressive growth funds needed an extra decimal space in the newspaper mutual fund tables to accommodate their outsized returns.

$2 TRILLION DISAPPEARS

     But extreme market moves of this dimension do not last forever. In early March, a controversy involving the ownership of genetic information staggered the biotech sector, and one month later, the malaise had spread to technology. By April 10, investors decided how high was too high and let the air out of the technology balloon. Nasdaq suffered its worst week ever, dropping 25.33%. More than $2 trillion in investor wealth evaporated.

     Right now, the stock market is moving in fits and starts, not sure where it wants to go. Investors' enthusiasm for technology is still high; however, they also have higher standards for the tech stocks they own. With first-quarter earnings appearing strong, wages up and the economy humming, the tug between interest rates and inflation will weigh on the stock market for a while, along with a higher degree of volatility. That means investors may have to recapture something that's been missing lately: patience.

[right margin]

"INVESTORS' ENTHUSIASM FOR TECHNOLOGY IS STILL HIGH; HOWEVER, THEY ALSO HAVE HIGHER STANDARDS FOR THE TECH STOCKS THEY OWN."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2000

S&P 500             7.19%
S&P MIDCAP 400     21.26%
RUSSELL 2000       18.72%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2000

[line chart -- data below]

                S&P 500        S&P Mid-Cap 400      Russell 2000
10/31/1999       $1.00              $1.00              $1.00
11/30/1999       $1.02              $1.05              $1.06
12/31/1999       $1.08              $1.12              $1.18
 1/31/2000       $1.03              $1.08              $1.16
 2/29/2000       $1.01              $1.16              $1.35
 3/31/2000       $1.11              $1.26              $1.26
 4/30/2000       $1.07              $1.21              $1.19

Value on 4/30/00

S&P 500            $1.07
S&P MIDCAP 400     $1.21
RUSSELL 2000       $1.19



                                                 www.americancentury.com      3


Ultra--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                           INVESTOR CLASS                    ADVISOR CLASS             INSTITUTIONAL CLASS
                        (INCEPTION 11/2/81)               (INCEPTION 10/2/96)          (INCEPTION 11/14/96)
                       ULTRA          S&P 500            ULTRA          S&P 500         ULTRA       S&P 500

6 MONTHS(1) .......... 19.53%          7.19%             19.54%          7.19%          19.53%       7.19%
1 YEAR ............... 27.06%         10.13%             26.93%         10.13%          27.17%      10.13%
=============================================================================================================
AVERAGE ANNUAL RETURNS

3 YEARS .............. 30.69%         23.69%             30.43%         23.69%          30.91%      23.69%
5 YEARS .............. 27.47%         25.26%               --             --              --           --
10 YEARS ............. 25.14%         18.78%               --             --              --           --
LIFE OF FUND ......... 19.46%         18.02%             26.38%       25.10% (2)        26.39%      23.54%

(1)  Returns for less than one year are not annualized.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 29-31 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/00
Ultra       $94,053
S&P 500     $55,896

[mountain chart -- data below]

                 Ultra         S&P 500
4/30/1990       $10,000       $10,000
4/30/1991       $15,651       $11,762
4/30/1992       $18,839       $13,412
4/30/1993       $21,712       $14,651
4/30/1994       $26,311       $15,431
4/30/1995       $27,945       $18,127
4/30/1996       $38,122       $23,603
4/30/1997       $42,197       $29,534
4/30/1998       $58,971       $41,664
4/30/1999       $74,020       $50,755
4/30/2000       $94,053       $55,896


The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart -- data below]

                Ultra         S & P 500
4/30/1991       56.51%         17.56%
4/30/1992       20.37%         14.05%
4/30/1993       15.25%          9.22%
4/30/1994       21.18%          5.33%
4/30/1995        6.21%         17.42%
4/30/1996       36.42%         30.13%
4/30/1997       10.69%         25.10%
4/30/1998       39.75%         41.01%
4/30/1999       25.52%         21.80%
4/30/2000       27.06%         10.13%


4      1-800-345-2021


Ultra--Q&A
--------------------------------------------------------------------------------

[photo of John Sykora, Jim Stowers III, and Bruce Wimberly}

     An interview with John Sykora, Jim Stowers III, and Bruce Wimberly, portfolio managers on the Ultra investment team.

HOW DID ULTRA PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 2000?

     Ultra gained 19.53% for the period, well ahead of the 7.19% increase posted by its benchmark, the Standard & Poor's 500 Index.*

     Taking a longer view, investors who have been in Ultra for the last five years have received an average annual return on their investment of 27.47%.

     Our performance was helped by the fact that investors continued to favor growth stocks over the short-term period, especially those of technology-oriented businesses. Ultra was positioned to gain from the market's tilt, with more than 40% of its assets in a wide variety of technology stocks.

BEFORE DISCUSSING YOUR INVESTMENTS, COULD YOU OUTLINE THE GROWTH STRATEGY YOU FOLLOW TO FIND THEM?

     We adhere to a very disciplined, growth-oriented investment process. The most attractive company to us is one whose earnings and revenues are growing at an accelerating pace, a firm that's doing better now than a short time ago.

     We also want evidence -- and do a great deal of fundamental analysis to obtain it -- that a firm is in a position to sustain its growth.

     As we review our investments, you'll see common characteristics emerge among the companies we own. Typically, the high-quality, fast-growing businesses in Ultra tend to be leaders in their respective industries. These companies often have high returns on invested capital. They create high barriers to entry in their markets. That is, they are hard to compete against, whether because of their scale, their management, the quality of their products, intellectual properties or patents, technological expertise, or distribution channels.

     Qualcomm, Inc., a wireless telecommunications company and our top contributor for the period, presents a good illustration of what we're after in an investment. This company owns the patent for CDMA, the dominant digital technology used in wireless communications. This technology enables wireless networks to carry greater volumes of data -- words, numbers, and other information. Internet-savvy cell-phone users are demanding the ability to dial remote databases for information from wherever they may be. CDMA helps make that possible, and Qualcomm has licensed its technology to manufacturers of handsets and other wireless products. It's all there: strong earnings growth, high returns on capital, pricing power, and barriers to entry in the form of technology and patents.

APART FROM TECHNOLOGY, IN WHICH MAJOR SECTORS WAS ULTRA INVESTED, AND HOW DID THEY PERFORM IN GENERAL?

     We spread a significant portion of our portfolio across several industry sectors -- telecommunications, financial services, consumer services (mainly media), and healthcare. Together, these four groups account for just under 50% of the fund's holdings.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"TAKING A LONGER VIEW, INVESTORS WHO HAVE BEEN IN ULTRA FOR THE LAST FIVE YEARS HAVE RECEIVED AN AVERAGE ANNUAL RETURN ON THEIR INVESTMENT OF 27.47%."

PORTFOLIO AT A GLANCE
                                                4/30/00          10/31/99
NO. OF COMPANIES                                  73                68
MEDIAN P/E RATIO                                 55.8              43.7
MEDIAN MARKET                                    $57.5             $65.2
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              34%(1)            42%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.00%(3)            1.00%

(1)    Six months ended 4/30/00.

(2)    Year ended 10/31/99.

(3)    Annualized.


Investment terms are defined in the Glossary on pages 31-32.


                                                 www.americancentury.com      5


Ultra--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Our results from these broad areas of the economy were mixed. For example, while our investments in firms providing wireless telecommunications services performed well, the traditional telephone companies we owned performed below our expectations. On the long-distance side, there's an ongoing price war that's squeezing revenues, a consequence of over-capacity and competition. As a result, we significantly reduced our investment in MCI WorldCom.

     Looking at the financial services industry, the Federal Reserve's hikes in short-term interest rates over the period pressured stocks of some large financial services companies. Those included American Express, and mortgage market participants such as Fannie Mae and Federal Home Loan Mortgage Corporation, which we own.

     Ultra's media stocks performed well, reflecting consumer demand for cable and other services. Among them was our largest investment -- the cable, publishing and entertainment conglomerate, Time Warner. A few years ago, Time Warner saw the future and spent heavily to enable its cable network to carry digital services, realizing that Americans will soon use their television sets -- and their cable service -- to access the Internet. We also own AT&T Corp.-Liberty Media, which provides a number of popular cable channels, including the Discovery Channel.

     In healthcare, we looked to makers of specialized medical equipment for the positive results that sector delivered. One example is Medtronic, Inc. We've committed 2% of Ultra's assets to this growth company, which makes equipment used to treat cardiac problems and disease.

COULD YOU ELABORATE ON THE CURRENT THEMES SURROUNDING YOUR INVESTMENTS?

     One theme that surrounds our portfolio is the Internet, the centerpiece of the "digital revolution" that's underway. A number of Ultra's investments are in companies whose technologies -- ranging from semiconductors (computer chips) and communications equipment to computer hardware and software -- keep the Internet running.

     A good example is EMC Corporation, our second-best contributor (its shares rose 90%), and a company we've owned for some time. EMC is a leader in high-end storage hardware. Each time we click open an email message, or contact a company's Web site, the Internet needs a little more storage capacity. And it doesn't appear that the demand for data storage is going to slacken anytime soon. Experts estimate that 96% of the Internet server capacity that will be deployed by 2005 has yet to be installed.

     On the electrical equipment side, we have nearly 4% of our portfolio invested in Cisco Systems. Cisco is the leading supplier of communications networking equipment for the Internet -- routers and switches that move data from point A to point B. Cisco has beaten or met earnings expectations for 40 quarters in a row.

     JDS Uniphase, another investment in the equipment area, makes components for fiber-optic networks -- the preferred way of carrying Internet traffic. The demand for JDS's integrated circuits is so great that the company is expanding its manufacturing capacity four-fold.

     A more familiar name we own in the Internet realm is America Online, the nation's most popular online service with 22 million subscribers. AOL is in the process of acquiring Time Warner. Time Warner will bring AOL substantial content, as well as a high-capacity communications path to and from 20% of cable households in this country.

     AOL is emblematic of our favorite Internet theme: online advertising. Its subscribers represent more than a pre-

[left margin]

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS
                                              AS OF             AS OF
                                           4/30/00             10/31/99
TIME WARNER INC.                             6.1%                3.8%
QUALCOMM INC.                                6.1%                3.3%
AMERICAN INTERNATIONAL
   GROUP, INC.                               4.7%                5.1%
EMC CORP. (MASS.)                            4.6%                3.5%
DELL COMPUTER CORP.                          4.2%                2.1%
INTEL CORP.                                  3.9%                1.9%
CISCO SYSTEMS INC.                           3.8%                2.1%
AMERICA ONLINE INC.                          3.3%                5.2%
MICROSOFT CORP.                              3.2%                6.1%
WARNER-LAMBERT CO.                           3.2%                1.6%

TOP FIVE INDUSTRIES
                                                % OF FUND INVESTMENTS
                                               AS OF             AS OF
                                            4/30/00            10/31/99
MEDIA                                        11.2%               9.8%
SEMICONDUCTOR                                10.4%               5.7%
COMPUTER HARDWARE &
   BUSINESS MACHINES                         9.7%                6.1%
WIRELESS
   TELECOMMUNICATIONS                        9.1%                6.8%
ELECTRICAL EQUIPMENT                         8.1%                4.5%


6          1-800-345-2021


Ultra--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

dictable source of revenue -- they're a captive audience for advertising, the biggest driver behind AOL's growth. The company's first-quarter revenues from online advertising grew sharply, and that appears to be just the start. Industry spending for online advertising is expected to surge to $45 billion by 2005. We own three other companies benefiting from this trend as well: Yahoo! and Lycos, the second- and third-largest Internet portals, and Doubleclick, a firm that helps companies with smaller Web sites sell online advertising.

WITH MORE THAN 16% OF YOUR ASSETS IN FINANCIAL SERVICES COMPANIES, YOU APPEAR OPTIMISTIC ABOUT EARNINGS THERE.

     Our proprietary database frequently leads us to companies experiencing accelerating growth in unexpected areas of the economy. During the period, we initiated a position in Charles Schwab Company, the country's leading discount broker and a technology-oriented financial services company that's experiencing strong growth. Schwab's first-quarter earnings were up over 100% from a year earlier -- big numbers for a financial services company.

     American International Group, Ultra's third-largest holding, has been a strong long-term contributor to the fund's returns. AIG is a leading U.S.-based international insurance and financial services organization, and the largest underwriter of commercial and industrial insurance in the United States.

     Outside the financial services realm, Enron is another example of our system's ability to identify growing companies in supposedly "quiet" industries. This Houston-based firm is the world's leading trader of gas and electricity. It soon plans to buy and trade Internet communications capacity.

WHICH STOCKS OR SECTORS DIDN'T WORK OUT AS YOU EXPECTED?

     Microsoft was our top detractor for the period. Investors reacted to quarterly earnings that came in below expectations as well as the adverse court ruling regarding the company's monopoly power and the government's subsequent proposal to split the software giant in two.

     We reduced our stake considerably in Wal-Mart, which has been a contributor for quite some time. This is a vastly successful business, but we're not certain about the strength of its future earnings. Wal-Mart's sheer size, coupled with competition from online commerce, has led us to redeploy our investment in other growth stories.

     Similar thinking got us out of Procter & Gamble (P&G), the consumer products company, well before the stock was hammered in January when the firm preannounced disappointing fourth-quarter earnings. Our analysis showed that P& G's margins were being squeezed by rising manufacturing costs on one side, and a new retailing model on the other: giant national outlets that can exert pricing leverage.

WHAT ARE YOUR PLANS FOR ULTRA FOR THE NEXT SIX MONTHS?

     We do not let short-term market activity blow us off course -- we always want to own successful, growing companies. Right now, the market is in a heightened state of uncertainty and volatility, reflecting investors' concerns about inflation, higher interest rates, and stretched valuations in the technology sector. We put market volatility to work for us whenever we can by adding to companies we own that are suddenly selling at more attractive prices -- as we did during the correction embedded in this six-month period. Volatility can be a friend to Ultra shareholders over time.

[rigtht margin]

"WE DO NOT LET SHORT-TERM MARKET ACTIVITY BLOW US OFF COURSE -- WE ALWAYS WANT TO OWN SUCCESSFUL, GROWING COMPANIES."

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                       AS OF APRIL 30, 2000
U.S. STOCKS                                                   94.9%
FOREIGN STOCKS                                                 4.2%
TEMPORARY CASH INVESTMENTS                                     0.9%

[pie chart]

                                                     AS OF OCTOBER 31, 1999
U.S. STOCKS                                                   96.1%
FOREIGN STOCKS                                                 3.3%
TEMPORARY CASH INVESTMENTS                                     0.6%

[pie chart]


                                                 www.americancentury.com      7


Ultra--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.1%

BANKS -- 2.8%
                4,840,000  Bank of New York Co., Inc. (The)                    $               198,742
               16,966,700  Citigroup Inc.                                                    1,008,458
                                                                               -------------------------------
                                                                                             1,207,200
                                                                               -------------------------------
COMPUTER HARDWARE
& BUSINESS MACHINES -- 9.7%
               37,058,900  Dell Computer Corp.(1)                                            1,856,419
               14,590,000  EMC Corp. (Mass.)(1)                                              2,027,099
                1,410,200  SanDisk Corp.(1)(2)                                                 129,166
                2,340,100  Sun Microsystems, Inc.(1)                                           215,216
                                                                               -------------------------------
                                                                                             4,227,900
                                                                               -------------------------------
COMPUTER SOFTWARE -- 7.9%
                4,640,100  Citrix Systems, Inc.(1)                                             283,481
                4,399,400  Electronic Arts Inc.(1)(2)                                          265,751
               10,854,200  Gemstar International Group Ltd.(1)(2)                              501,668
               20,324,500  Microsoft Corp.(1)                                                1,418,269
               10,367,600  Oracle Corp.(1)                                                     828,436
                1,427,600  Veritas Software Corp.(1)                                           153,155
                                                                               -------------------------------
                                                                                             3,450,760
                                                                               -------------------------------
DEPARTMENT STORES -- 1.7%
                4,678,000  Costco Companies, Inc.(1)                                           253,051
                2,754,500  Target Corporation                                                  183,346
                5,555,600  Wal-Mart Stores, Inc.                                               307,641
                                                                               -------------------------------
                                                                                               744,038
                                                                               -------------------------------
DRUGS -- 7.4%
                7,825,700  Amgen Inc.(1)                                                       438,484
               30,831,300  Pfizer, Inc.                                                      1,298,769
                1,663,400  Schering-Plough Corp.                                                67,056
               12,411,900  Warner-Lambert Co.                                                1,412,629
                                                                               -------------------------------
                                                                                             3,216,938
                                                                               -------------------------------
ELECTRICAL EQUIPMENT -- 8.1%
               23,765,600  Cisco Systems Inc.(1)                                             1,648,738
                  665,000  E-Tek Dynamics, Inc.(1)                                             136,138
                  975,000  Ericsson (L.M.) Telephone Co. ADR                                    86,257
                2,173,000  JDS Uniphase Corp.(1)                                               225,381
                9,902,000  Nokia Corp. Cl A ADR                                                563,176
                5,380,000  Nortel Networks Corp.(1)                                            609,285
                1,043,100  Sony Corp. New Shares ORD                                           120,696
                1,243,100  Sony Corp. ORD                                                      142,802
                                                                               -------------------------------
                                                                                             3,532,473
                                                                               -------------------------------
ENTERTAINMENT -- 1.7%
                  196,000  Viacom, Inc. Cl A(1)                                                 10,743
               13,798,000  Viacom, Inc. Cl B(1)                                                750,266
                                                                               -------------------------------
                                                                                               761,009
                                                                               -------------------------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 7.3%
                2,764,200  American Express Co.                                $                414,803
               16,156,600  Fannie Mae                                                           974,445
               10,410,500  Federal Home Loan
                              Mortgage Corporation                                              478,232
                8,522,500  General Electric Co. (U.S.)                                        1,340,163
                                                                               --------------------------------
                      0                                                                        3,207,643
                                                                               --------------------------------
GAS & WATER UTILITIES -- 2.0%
               12,826,000  Enron Corp.                                                          893,812
                                                                               --------------------------------
INFORMATION SERVICES -- 0.1%
                  747,600  CBT Group Public Limited
                              Company ADR(1)                                                     35,978
                                                                               --------------------------------
INTERNET -- 5.0%
               24,220,200  America Online Inc.(1)                                             1,448,671
                4,212,700  DoubleClick Inc.(1)                                                  319,507
                5,984,800  Lycos, Inc.(1)(2)                                                    278,293
                  910,000  Yahoo! Inc.(1)                                                       118,499
                                                                               --------------------------------
                                                                                              2,164,970
                                                                               --------------------------------
MEDIA -- 11.2%
               28,199,400  AT&T Corp. - Liberty Media
                              Group Cl A(1)                                                   1,408,208
                7,558,160  Clear Channel Communications, Inc.(1)                                544,188
                7,452,700  Comcast Corp. Cl A(1)                                                298,807
               29,425,000  Time Warner Inc.                                                   2,646,410
                                                                               --------------------------------
                                                                                              4,897,613
                                                                               --------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 3.5%
                8,981,100  Guidant Corp.(1)                                                     515,291
               19,163,400  Medtronic, Inc.                                                      995,299
                                                                               --------------------------------
                                                                                              1,510,590
                                                                               --------------------------------
MULTI-INDUSTRY -- 1.7%
               16,193,920  Tyco International Ltd.                                              743,908
                                                                               --------------------------------
OIL SERVICES -- 1.8%
                2,300,000  Baker Hughes Inc.                                                     73,169
                1,030,000  BJ Services Co.(1)                                                    72,358
                2,505,000  Global Marine Inc.(1)                                                 60,120
                1,255,000  Halliburton Co.                                                       55,455
                  640,000  Noble Drilling Corp.(1)                                               25,560
                2,045,000  R&B Falcon Corp.(1)                                                   42,434
                1,690,000  Rowan Companies, Inc.(1)                                              47,214
                5,600,000  Schlumberger Ltd.                                                    428,750
                                                                               --------------------------------
                                                                                                805,060
                                                                               --------------------------------
PROPERTY & CASUALTY INSURANCE -- 5.0%
               18,539,781  American International Group, Inc.                                 2,033,583
                    2,766  Berkshire Hathaway Inc. Cl A(1)                                      164,024
                                                                               --------------------------------
                                                                                              2,197,607
                                                                               --------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.3%
                  260,000  Morgan Stanley Dean Witter & Co.                                      19,955
               12,050,000  Schwab (Charles) Corp.                                               536,225
                                                                               --------------------------------
                                                                                                556,180
                                                                               --------------------------------


8          1-800-345-2021                    See Notes to Financial Statements


Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 10.4%
                3,102,000  Applied Materials, Inc.(1)                          $               315,919
                3,090,000  Cypress Semiconductor Corp.(1)                                      160,487
               13,570,300  Intel Corp.                                                       1,721,308
                3,997,200  Linear Technology Corp.                                             228,465
                6,727,200  Maxim Integrated Products, Inc.(1)                                  435,796
                8,148,800  Micron Technology, Inc.(1)                                        1,134,720
                  170,000  PMC-Sierra, Inc.(1)                                                  32,608
                  230,000  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ADR                                        12,032
                1,865,400  Texas Instruments Inc.                                              303,827
                2,470,000  Xilinx, Inc.(1)                                                     181,159
                                                                               -------------------------------
                                                                                             4,526,321
                                                                               -------------------------------
SPECIALTY STORES -- 1.2%
                9,399,000  Home Depot, Inc.                                                    526,931
                                                                               -------------------------------
TELEPHONE -- 0.2%
                2,402,361  MCI WorldCom, Inc.(1)                                               109,232
                                                                               -------------------------------
WIRELESS TELECOMMUNICATIONS -- 9.1%
                9,674,000  China Telecom (Hong Kong)
                              Ltd. ORD(1)                                                       69,861
               24,389,200  QUALCOMM Inc.(1)                                                  2,645,467
                8,473,600  Sprint PCS(1)                                                       466,048
               16,177,500  Vodafone AirTouch PLC ADR                                           760,342
                9,884,655  Vodafone AirTouch PLC ORD                                            45,236
                                                                               -------------------------------
                                                                                             3,986,954
                                                                               -------------------------------
TOTAL COMMON STOCKS                                                                         43,303,117
                                                                               -------------------------------
   (Cost $24,672,174)

Principal Amount            ($ in Thousands)                    Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.9%
                 $265,000  FHLB Discount
Notes,
                              5.88%, 5/1/00(3)                                 $                265,000
                  100,000  FHLMC Discount Notes,
                              5.90%, 5/23/00(3)                                                  99,631
                   50,000  FHLMC Discount Notes,
                              5.88%, 5/9/00(3)                                                   49,933
                                                                               --------------------------------
TOTAL TEMPORARY CASH INVESTMENTS                                                                414,564
                                                                               --------------------------------
   (Cost $414,444)

TOTAL INVESTMENT SECURITIES -- 100.0%                                                       $43,717,681
                                                                               =================================
   (Cost $25,086,618)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                             ($ in Thousands)
     Contracts                     Settlement                                              Unrealized
      to Sell                         Date                    Value                           Gain
-----------------------------------------------------------------------------------------------------------------
     283,971,471  EURO               5/31/00                 $258,747                        $3,986
  17,295,672,000  JPY                5/31/00                  160,929                         2,385
                                                      ------------------------------------------------------------
                                                             $419,676                        $6,371
                                                      ============================================================

(Value on Settlement Date $426,047)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

JPY = Japanese Yen

ORD = Foreign Ordinary Share

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 2000.)

(3) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                 www.americancentury.com      9


Vista--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                         INVESTOR CLASS                  ADVISOR CLASS               INSTITUTIONAL CLASS
                       (INCEPTION 11/25/83)           (INCEPTION 10/2/96)            (INCEPTION 11/14/96)
                     VISTA       RUSSELL 2500       VISTA      RUSSELL 2500        VISTA      RUSSELL 2500
                                 GROWTH INDEX                  GROWTH INDEX                   GROWTH INDEX

6 MONTHS(1)          66.91%         38.11%          67.00%         38.11%          66.76%         38.11%
1 YEAR              125.22%         51.24%         125.27%         51.24%         124.90%         51.24%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS              33.81%         27.42%          33.60%         27.42%          34.02%         27.42%
5 YEARS              21.94%         21.78%             --             --              --              --
10 YEARS             17.32%         17.34%             --             --              --              --
LIFE OF FUND         15.24%         N/A(2)          16.98%         20.14%(3)       20.40%         21.06%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  Benchmark began 1/1/86.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/96, the date nearest the class's inception for which data are available.

See pages 29-31 for information about share classes, the Russell 2500 Growth Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/00
Russell 2500 Growth   $49,476
Vista                 $49,356

[mountain chart -- data below]

                 Vista         Russell 2500 Growth
4/30/1990       $10,000              $10,000
4/30/1991       $11,452              $11,685
4/30/1992       $13,468              $13,528
4/30/1993       $13,929              $14,460
4/30/1994       $15,074              $16,539
4/30/1995       $18,309              $18,473
4/30/1996       $26,992              $25,712
4/30/1997       $20,633              $23,917
4/30/1998       $26,024              $33,310
4/30/1999       $21,917              $32,713
4/30/2000       $49,356              $49,476

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Russell 2500 Growth Index is provided for comparison in each graph. Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2500 Growth Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart -- data below]

                Vista         Russell 2500 Growth
4/30/1991       14.52%              16.85%
4/30/1992       17.60%              15.77%
4/30/1993        3.43%               6.89%
4/30/1994        8.22%              14.38%
4/30/1995       21.46%              11.69%
4/30/1996       47.42%              39.19%
4/30/1997      -23.56%              -6.98%
4/30/1998       26.13%              39.27%
4/30/1999      -15.78%              -1.79%
4/30/2000      125.22%              51.24%


10      1-800-345-2021


Vista--Q&A
--------------------------------------------------------------------------------

[photo of Arnie Douville and Glenn Fogle]

     An interview with Arnie Douville and Glenn Fogle, portfolio managers on the Vista investment team.

HOW DID VISTA PERFORM FOR THE FIRST HALF OF ITS FISCAL YEAR?

     Vista gained an impressive 66.91% during the six months ended April 30, 2000.* It significantly outperformed its benchmark, the Russell 2500 Growth Index, which returned 38.11% during the period.

WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

     Perhaps the most significant factor was that growth stocks continued to lead the market higher in late 1999 and early 2000, with the shares of smaller and midsized firms -- Vista's primary capitalization range -- performing particularly well. In addition, investors continued their almost frenzied preference for technology stocks, especially companies in the electrical equipment, semiconductor and computer hardware industries, and Vista was well represented in those groups. In fact, the fund's stake in technology-oriented companies totaled nearly 50% of investments at the end of the period.

     Having said that, we'd like to point out that the half year covered in this report ended quite differently than it began. January and February were basically a continuation of the fourth quarter of 1999, during which Vista gained a remarkable 72.22% -- its largest-ever return in a single quarter -- as technology-oriented firms continued their extraordinary run-up. In March and April, many of the tech stocks that had tripled or even quadrupled in value over the course of a few short months suddenly declined. In those two months alone, the tech-heavy Nasdaq Composite Index fell nearly 18%. Vista had room to give, however. The fund was up 101% from October 31, 1999, to February 29, 2000.

     While we're on the topic of technology, we'd like to describe our approach surrounding those investments. Many growth funds have a substantial stake in the sector. Compared to many of our peers, Vista's chosen investments appear almost stodgy. Many of the hottest stocks of the past year have been recent initial public offerings (IPOs), especially those of new companies promising to capitalize on the Internet in some fashion. Despite the allure of easy money, we have studiously avoided many of these firms, perhaps at some cost to short-term performance. It is obvious to us that the Internet will revolutionize many businesses, but it's less clear which companies are well positioned to actually earn meaningful profits from this change. The explosive growth in Internet usage has distracted many investors from the reality that a company's value is ultimately derived from its ability to generate earnings--and we have always invested with the belief that "money follows earnings."

     The headline-making technology stocks of late have, for the most part, been entirely unproven -- even speculative. Rather than simply trade today's popular stocks, we have continued our search for firms with sustainable business models, a meaningful revenue base, and a high probability of delivering accelerating earnings growth. We search for industry leaders with some competitive advantage that will allow them to

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"RATHER THAN SIMPLY TRADE TODAY'S POPULAR STOCKS, WE HAVE CONTINUED OUR SEARCH FOR FIRMS WITH SUSTAINABLE BUSINESS MODELS, A MEANINGFUL REVENUE BASE, AND A HIGH PROBABILITY OF DELIVERING ACCELERATING EARNINGS GROWTH."

PORTFOLIO AT A GLANCE
                                                4/30/00          10/31/99
NO. OF COMPANIES                                  67                63
MEDIAN P/E RATIO                                 79.2              24.9
MEDIAN MARKET                                    $2.57            $3.93
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              47%(1)            187%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.00%(3)            1.00%

(1)    Six months ended 4/30/00.

(2)    Year ended 10/31/99.

(3)    Annualized.


Investment terms are defined in the Glossary on pages 31-32.


                                                www.americancentury.com      11


Vista--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

benefit from trends visible today. We believe what experience has shown us: that companies with those characteristics are most likely to sustain their growth going forward. Our weighting in technology is high because we have found a disproportionate number of excellent investments that meet these criteria within the sector.

GIVEN THOSE CRITERIA, WHERE DID YOU FIND YOUR BEST OPPORTUNITIES?

     Vista benefited greatly from its heavy stakes in semiconductor and electrical equipment companies. Growth in the semiconductor arena has been robust, particularly for companies that make or distribute chips used in telecommunications networks and wireless devices.

     JDS Uniphase, our largest holding and also our top contributor, is a great example of the type of company we seek. JDS is a leading supplier of fiber-optic components, the essential building blocks of equipment that enables communications systems to carry more information--more quickly--over greater distances. The company's success has been driven primarily by dramatic growth in its end markets. Internet, data and wireless services are growing exponentially, forcing service providers to continually increase the information-carrying capacity of their networks. Investors have recognized the critical role JDS Uniphase plays in enabling other companies' products to operate, and that interest drove the stock up 148% during the period covered in this report.

     Although our weighting in this group remains significant, we trimmed our position somewhat by eliminating several semiconductor firms after the sustainability of their performance came into question.


WHAT OTHER AREAS WITHIN TECHNOLOGY  PERFORMED WELL?

     Growth has also been quite strong in the wireless arena. Our second-best contributor for the period was Qualcomm Inc., which grew to 7.3% of investments by April 30. Like JDS, Qualcomm is an "enabler" for other communications equipment firms. Its patented technology increases the data-carrying capacity of wireless networks -- technology that ultimately may be used in every wireless phone in the world. Qualcomm is positioned to garner a royalty on every device sold that uses this technology. Despite the March and April tech meltdown, Qualcomm's stock closed the six months with a 94% gain.

     Two other top contributors in this group were also among our largest holdings -- Ciena Corporation and E-Tek Dynamics. Ciena makes wavelength division multiplexing systems and software to manage fiber-optic communications networks. The company is having great success worldwide as established telecommunications firms and new competitors build state-of-the-art networks. E-Tek, a new holding during the period, is another maker of fiber-optic components. In January, E-Tek agreed to be acquired by JDS Uniphase.

DID YOU FIND MANY GOOD OPPORTUNITIES OUTSIDE OF TECHNOLOGY?

     Yes. We fared well with our stake in energy, which was Vista's fourth-best performing sector. We increased our weighting in this group from approximately 4% of investments at the beginning of the period to more than 15%, as oil and gas prices were recovering in late 1999. Rising oil prices in recent months have driven valuations significantly higher, particularly during March and April when technology stocks were falling.


[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                           4/30/00             10/31/99
JDS UNIPHASE CORP.                          12.4%                9.7%
QUALCOMM INC.                                7.3%                6.9%
CIENA CORP.                                  4.4%                1.8%
CYPRESS
   SEMICONDUCTOR CORP.                       4.2%                3.0%
PROTEIN DESIGN
   LABS, INC.                                3.5%                2.3%
SANDISK CORP.                                3.4%                  --
TRITON ENERGY LTD.                           3.0%                  --
UNITEDGLOBALCOM CL A                         2.7%                4.3%
LAM RESEARCH CORP.                           2.6%                3.3%
MICRON
   TECHNOLOGY, INC.                          2.5%                3.7%

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            4/30/00           10/31/99
ELECTRICAL EQUIPMENT                         23.9%              19.4%
SEMICONDUCTOR                                13.6%              19.4%
OIL SERVICES                                 11.0%               1.6%
WIRELESS
   TELECOMMUNICATIONS                         9.3%              12.8%
DRUGS                                         7.3%               6.0%


12      1-800-345-2021


Vista--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Vista's healthcare-related holdings also contributed significantly -- and did so in an environment that wasn't kind to healthcare stocks in general. Good stock selection played a critical role. Our best pick in this group was Protein Design Labs (PDL), a leader in monoclonal antibody research. The firm's stock rose an impressive 154% during the period. PDL remains our largest holding in the healthcare sector at 3.5% of investments.

WHICH HOLDINGS DETRACTED THE MOST FROM PERFORMANCE?

     Our largest disappointment was Diversa Corp., a small stake at 0.6% of investments. Diversa is a biotechnology firm that develops enzymes and other biologically active compounds for use in agricultural chemical processing and pharmaceutical applications. We purchased it in its initial public offering in February and subsequently bought additional shares. The firm's timing in going public was unfortunate; the stock was barely launched before investors suddenly abandoned anything new or technology-related in March. We have held this stock because we think Diversa will benefit from ongoing growth and innovation by way of a number of strategic alliances the company has formed with market-leading partners.

     Another holding, Informix Corporation, suffered similarly from a dramatic change in investor sentiment. Informix makes database management systems and software used increasingly in Internet-based business applications. The company's first-quarter earnings release showed disappointing weakness in its legacy database business, offsetting growth in newer markets. Lacking evidence of accelerating and sustainable momentum in the company's earnings growth, we sold our shares at a loss.

WHAT, IF ANY, CHANGES DID YOU MAKE TO VISTA'S PORTFOLIO SINCE THE LAST REPORT?

     Our most significant changes in holdings were the increased stake in energy services and the sale of certain wireless telecommunications and media companies as their acceleration appeared to be peaking. In addition, the portfolio statistics on page 12 show that Vista's turnover declined markedly while its median price-to-earnings ratio tripled during the six months. These changes resulted from our having held on to many stocks that rose significantly in price while adding a large number of smaller positions in companies that were just becoming -- or were about to become -- profitable.

WHAT ARE YOUR THOUGHTS ON THE MARKET GOING FORWARD?

     For the last year, technology has provided spectacular returns across the board, but little else has worked well. Although we do not attempt to predict market direction, recent market behavior seems to suggest that leadership may be changing. Certainly, all of the technology firms that have enjoyed dramatic growth cannot continue to grow at such rapid rates. Those that continue to post accelerating growth should continue to outperform, but those without the support of earnings may be treated harshly. We would not be at all surprised in the months ahead to see the market broaden somewhat, and non-technology sectors of the market begin to move higher. Such an event would enable us to further diversify Vista's portfolio and pursue fresh avenues for growth.

[right margin]

"WE WOULD NOT BE AT ALL SURPRISED IN THE MONTHS AHEAD TO SEE THE MARKET BROADEN SOMEWHAT, AND NON-TECHNOLOGY SECTORS OF THE MARKET BEGIN TO MOVE HIGHER. SUCH AN EVENT WOULD ENABLE US TO FURTHER DIVERSIFY VISTA'S PORTFOLIO AND PURSUE FRESH AVENUES FOR GROWTH."

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                        AS OF APRIL 30, 2000
U.S. STOCKS                                                   96.9%
FOREIGN STOCKS                                                 2.3%
TEMPORARY CASH INVESTMENTS                                     0.8%

[pie chart]

                                                      AS OF OCTOBER 31, 1999
U.S. STOCKS                                                   94.8%
TEMPORARY CASH INVESTMENTS                                     5.2%

[pie chart]


                                                www.americancentury.com      13


Vista--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.2%

APPAREL & TEXTILES -- 0.5%
                  290,950  Kenneth Cole Productions, Inc. Cl A(1)              $              11,893
                                                                               -----------------------------
CLOTHING STORES -- 0.1%
                   70,400  Gadzooks, Inc.(1)                                                   1,551
                                                                               -----------------------------
COMPUTER HARDWARE
& BUSINESS MACHINES -- 5.2%
                  170,000  Flextronics International Ltd. ADR(1)                              11,948
                  870,000  SanDisk Corp.(1)                                                   79,687
                  500,000  Sanmina Corp.(1)                                                   30,016
                                                                               -----------------------------
                                                                                             121,651
                                                                               -----------------------------
COMPUTER SOFTWARE -- 2.9%
                3,600,000  Informix Corp.(1)                                                  39,488
                  205,000  Lernout & Hauspie Speech
                              Products N.V.(1)                                                19,808
                  232,945  Visual Networks, Inc.(1)                                            9,056
                                                                               -----------------------------
                                                                                              68,352
                                                                               -----------------------------
CONSTRUCTION & REAL PROPERTY -- 1.5%
                  165,000  Mastec, Inc.(1)                                                    14,252
                  450,000  Quanta Services, Inc.(1)                                           20,897
                                                                               -----------------------------
                                                                                              35,149
                                                                               -----------------------------
CONSUMER DURABLES -- 1.0%
                2,000,000  Pier 1 Imports, Inc.                                               22,750
                                                                               -----------------------------
DEPARTMENT STORES -- 1.5%
                2,000,000  Ames Department Stores, Inc.(1)(2)                                 36,000
                                                                               -----------------------------
DRUGS -- 7.3%
                  500,000  Diversa Corp.(1)                                                   13,469
                  150,000  Enzon, Inc.(1)                                                      5,583
                  400,000  ILEX Oncology, Inc.(1)                                              9,500
                  800,000  Protein Design Labs, Inc.(1)                                       81,475
                  250,000  QLT PhotoTherapeutics Inc.(1)                                      13,898
                  850,000  Rexall Sundown, Inc.(1)                                            16,416
                  400,000  Tanox, Inc.(1)                                                     11,688
                  600,000  Titan Pharmaceuticals, Inc.(1)                                     19,200
                                                                               -----------------------------
                                                                                             171,229
                                                                               -----------------------------
ELECTRICAL EQUIPMENT -- 23.9%
                  840,000  CIENA Corp.(1)                                                    103,819
                1,060,000  Digital Microwave Corp.(1)                                         39,121
                  250,000  E-Tek Dynamics, Inc.(1)                                            51,180
                2,800,000  JDS Uniphase Corp.(1)                                             290,410
                  200,000  KLA-Tencor Corporation(1)                                          14,981
                  950,000  Sawtek Inc.(1)                                                     45,570
                  800,000  Sensormatic Electronics Corp.(1)                                   13,350
                                                                               -----------------------------
                                                                                             558,431
                                                                               -----------------------------
ELECTRICAL UTILITIES -- 2.5%
                  650,000  AES Corp. (The)(1)                                                 58,459
                                                                               -----------------------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 5.3%
                1,044,500  Kerr-McGee Corp.                                    $               54,053
                1,925,000  Triton Energy Ltd.(1)(2)                                            70,142
                                                                               ------------------------------
                                                                                              124,195
                                                                               ------------------------------
ENERGY SERVICES -- 0.4%
                  475,000  Grant Prideco, Inc(1)                                                9,144
                                                                               ------------------------------
GAS & WATER UTILITIES -- 0.7%
                  550,000  Kinder Morgan, Inc.                                                 16,672
                                                                               ------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.1%
                   50,000  C&D Technologies, Inc.                                               3,222
                                                                               ------------------------------
HOME PRODUCTS -- 0.4%
                  250,000  Avon Products, Inc.                                                 10,375
                                                                               ------------------------------
HOTELS -- 0.9%
                1,600,000  Park Place Entertainment Corp.(1)                                   20,500
                                                                               ------------------------------
INDUSTRIAL PARTS -- 0.6%
                  350,000  Cymer, Inc.(1)                                                      13,661
                                                                               ------------------------------
INTERNET -- 1.2%
                  520,000  S1 Corp.(1)                                                         28,226
                                                                               ------------------------------
LEISURE -- 0.4%
                  500,000  Polaroid Corp.                                                      10,094
                                                                               ------------------------------
MEDIA -- 3.1%
                  130,000  Radio One, Inc.(1)                                                   7,609
                1,200,000  UnitedGlobalCom Cl A(1)                                             63,788
                                                                               ------------------------------
                                                                                               71,397
                                                                               ------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 3.5%
                  450,000  Aclara BioSciences, Inc.(1)                                         16,847
                  160,000  ArthroCare Corp.(1)                                                 16,280
                  400,000  MiniMed Inc.(1)                                                     49,162
                                                                               ------------------------------
                                                                                               82,289
                                                                               ------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.0%
                  750,000  Health Management Associates, Inc.(1)                               11,953
                  600,000  Oxford Health Plans, Inc.(1)                                        11,419
                                                                               ------------------------------
                                                                                               23,372
                                                                               ------------------------------
OIL SERVICES -- 11.0%
                  450,000  BJ Services Co.(1)                                                  31,612
                1,345,000  Global Marine Inc.(1)                                               32,280
                2,625,000  Key Energy Group, Inc.(1)                                           25,594
                1,275,000  Marine Drilling Co., Inc.(1)                                        33,150
                  500,000  Patterson Energy, Inc.(1)                                           14,094
                1,835,000  R&B Falcon Corp.(1)                                                 38,076
                1,160,000  Rowan Companies, Inc.(1)                                            32,408
                  400,000  Smith International, Inc.(1)                                        30,400
                  475,000  Weatherford International, Inc.(1)                                  19,297
                                                                               ------------------------------
                                                                                              256,911
                                                                               ------------------------------


14          1-800-345-2021                    See Notes to Financial Statements


Vista--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 0.5%
                  250,000  MGIC Investment Corp.                               $              11,953
                                                                               -----------------------------
SEMICONDUCTOR -- 13.6%
                1,050,000  ASM Lithography Holding N.V.
                              New York Shares(1)                                              41,967
                1,900,000  Cypress Semiconductor Corp.(1)                                     98,681
                1,330,000  Lam Research Corp.(1)                                              60,972
                  425,000  Micron Technology, Inc.(1)                                         59,181
                   90,000  PMC-Sierra, Inc.(1)                                                17,263
                  390,000  Qlogic Corp.(1)                                                    39,110
                                                                               -----------------------------
                                                                                             317,174
                                                                               -----------------------------
SPECIALTY STORES -- 0.8%
                1,020,000  NBTY, Inc.(1)                                                      18,073
                                                                               -----------------------------
WIRELESS TELECOMMUNICATIONS -- 9.3%
                  316,300  Audiovox Corp. Cl A(1)                                             10,843
                  200,000  Nextel Communications, Inc.(1)                                     21,894
                  600,000  Nextel Partners, Inc. Cl A(1)                                      13,181
                1,575,000  QUALCOMM Inc.(1)                                                  170,838
                                                                               -----------------------------
                                                                                             216,756
                                                                               -----------------------------
TOTAL COMMON STOCKS                                                                        2,319,479
                                                                               -----------------------------
   (Cost $1,373,550)

                           ($ in Thousands)                    Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.8%

Repurchase Agreement, Merrill Lynch &
Co., Inc., (U.S. Treasury obligations),
in a joint trading account at 5.65%,
dated 4/28/00, due 5/1/00 (Delivery
value $18,309)

                                                                                $             18,300
                                                                                ----------------------------
   (Cost $18,300)

TOTAL INVESTMENT SECURITIES -- 100.0%                                           $          2,337,779
                                                                                ============================
   (Cost $1,391,850)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 2000.)


See Notes to Financial Statements               www.americancentury.com      15


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)                                           ULTRA                VISTA

ASSETS                                                       (In Thousands Except Per-Share Amounts)
Investment securities - unaffiliated, at value
  (identified cost of $23,800,983 and
  $1,281,799, respectively) (Note 3) ......................   $     42,542,803    $      2,231,637
Investment securities - affiliated, at value
  (identified cost of $1,285,635 and
  $110,051, respectively) (Note 3 and 5) ..................          1,174,878             106,142
Cash ......................................................              2,991               2,357
Receivable for investments sold ...........................            630,618              39,240
Receivable for forward foreign currency contracts .........              6,371                --
Receivable for capital shares sold ........................               --                 7,658
Dividends and interest receivable .........................             12,619                  36
                                                              ----------------    ----------------
                                                                    44,370,280           2,387,070
                                                              ----------------    ----------------

LIABILITIES
Payable for investments purchased .........................            753,072              13,964
Payable for capital shares redeemed .......................              5,874                --
Accrued management fees (Note 2) ..........................             35,837               1,910
Distribution fees payable (Note 2) ........................                 91                   4
Service fees payable (Note 2) .............................                 91                   4
Payable for directors' fees and expenses ..................                 14                   1
Accrued expenses and other liabilities ....................                 10                --
                                                              ----------------    ----------------
                                                                       794,989              15,883
                                                              ----------------    ----------------
NET ASSETS ................................................   $     43,575,291    $      2,371,187
                                                              ================    ================

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...................   $     21,867,410    $      1,185,715
Accumulated net investment loss ...........................           (132,195)             (7,852)

Accumulated undistributed net realized gain on
  investment and foreign currency transactions ............          3,202,839             247,395

Net unrealized appreciation on investments and
  translation of assets and liabilities in
  foreign currencies (Note 3) .............................         18,637,237             945,929
                                                              ----------------    ----------------
                                                              $     43,575,291    $      2,371,187
                                                              ================    ================

INVESTOR CLASS, $0.01 Par Value ($ and shares in full)
Net assets ................................................   $ 42,711,295,618    $  2,322,697,109
Shares outstanding ........................................        946,601,094          94,903,559
Net asset value per share .................................   $          45.12    $          24.47

ADVISOR CLASS, $0.01 Par Value ($ and shares in full)
Net assets ................................................   $    450,749,313    $     18,449,864
Shares outstanding ........................................         10,035,181             756,482
Net asset value per share .................................   $          44.92    $          24.39

INSTITUTIONAL CLASS, $0.01 Par Value ($ and shares in full)
Net assets ................................................   $    413,246,463    $     30,040,343
Shares outstanding ........................................          9,120,232           1,222,607
Net asset value per share .................................   $          45.31    $          24.57


16          1-800-345-2021                    See Notes to Financial Statements


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                               ULTRA               VISTA

INVESTMENT LOSS                                     (In Thousands)
Income:
Dividends (net of foreign
  taxes withheld of $621 for Ultra) ....    $   69,773         $      467
Interest ...............................         7,863              1,831
                                        ---------------    ---------------
                                                77,636              2,298
                                        ---------------    ---------------
EXPENSES: (Note 2)
Management fees ........................       208,916             10,110
Distribution fees - Advisor Class ......           437                 18
Service fees - Advisor Class ...........           437                 18
Directors' fees and expenses ...........           110                  4
                                        ---------------    ---------------
                                               209,900             10,150
                                        ---------------    ---------------
NET INVESTMENT LOSS ....................      (132,264)           (7,852)
                                        ---------------    ---------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3) NET REALIZED GAIN ON:
INVESTMENTS (includes $101,128 and
  $(4,991), respectively, from affiliates)   3,248,692            248,644
Foreign currency transactions ..........        34,319                 --
                                        ---------------    ---------------
                                             3,283,011            248,644
                                        ---------------    ---------------

CHANGE IN NET UNREALIZED APPRECIATION ON:

Investments ............................     3,882,631            519,838
Translation of assets and liabilities
  in foreign currencies ................         6,539                 --
                                        ---------------    ---------------
                                             3,889,170            519,838
                                        ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY .....     7,172,181            768,482
                                        ---------------    ---------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ............    $7,039,917           $760,630
                                        ===============    ===============


See Notes to Financial Statements          www.americancentury.com          17


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1999

INCREASE IN NET ASSETS

                                               ULTRA                                   VISTA

                                     2000                 1999                2000               1999

OPERATIONS                                                     (In Thousands)

Net investment loss ...........$   (132,264)        $   (125,574)         $   (7,852)        $    (3,832)
Net realized gain on
  investments and foreign
  currency transactions. ......   3,283,011            1,330,054             248,644              107,173
Change in net unrealized
  appreciation on investments
  and translation of assets
  and liabilities in foreign
  currencies ..................   3,889,170           8,568,738             519,838              394,280
                             ---------------     ---------------      ---------------     ---------------
Net increase in net assets
  resulting from operations ...   7,039,917            9,773,218             760,630              497,621
                             ---------------     ---------------      ---------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions:
  Investor Class ..............  (1,259,979)          (2,558,619)            (72,222)                  --
  Advisor Class. ..............      (9,302)             (10,096)               (464)                  --
  Institutional Class .........      (6,990)              (1,995)                (11)                  --
                             ---------------     ---------------      ---------------     ---------------
Decrease in net assets
  from distributions. .........  (1,276,271)          (2,570,710)            (72,697)                  --
                             ---------------     ---------------      ---------------     ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ..........   1,625,733            3,452,155             529,300            (242,960)
                             ---------------     ---------------      ---------------     ---------------

NET INCREASE IN NET ASSETS ....   7,389,379           10,654,663           1,217,233              254,661

NET ASSETS
Beginning of period ...........  36,185,912           25,531,249           1,153,954              899,293
                             ---------------     ---------------      ---------------     ---------------

End of period ................. $43,575,291          $36,185,912          $2,371,187           $1,153,954
                             ===============     ===============      ===============     ================

Accumulated net
  investment loss .............  $(132,195)                   --            $(7,852)                  --
                             ===============     ===============      ===============     ================


18          1-800-345-2021                 See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Ultra Fund (Ultra) and Vista Fund (Vista) (the funds) are two of the fourteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. Ultra generally invests in companies with medium to large size market capitalization while Vista invests in companies with small to medium market capitalization. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue three classes of shares:
Investor Class, Advisor Class, and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


                                                www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the funds under the plan during the six months ended April 30, 2000, were $873,002 for Ultra and $36,117 for Vista.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 2000, for Ultra and Vista were $14,433,155,400 and $1,332,464,483, respectively. Sales of investment securities, excluding short-term investments, for the six months ended April 30, 2000, were $14,243,974,965 and $917,870,772, respectively.

    On April 30, 2000, accumulated net unrealized appreciation for Ultra and Vista was $18,544,808,733 and $944,727,335, respectively, based on the aggregate cost of investments for federal income tax purposes of $25,172,872,128 and $1,393,051,517, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $18,848,355,873 and $1,058,131,403 for Ultra and Vista, respectively, and unrealized depreciation of $303,547,140 and $113,404,068, respectively.


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                           ULTRA                                    VISTA
                                 SHARES               AMOUNT               SHARES              AMOUNT
INVESTOR CLASS                                              (IN THOUSANDS)
SHARES AUTHORIZED ...........     3,500,000                                 710,000
                             ===============                          ===============
SIX MONTHS ENDED APRIL 30, 2000
Sold ........................       203,768          $8,637,776              54,111           $1,302,775
Issued in reinvestment
  of distributions ..........        29,187           1,240,142               3,748               70,007
Redeemed ....................      (203,820)         (8,613,391)            (37,326)            (876,726)
                             ---------------     ---------------      ---------------     ---------------
Net increase ................        29,135          $1,264,527              20,533         $    496,056
                             ===============     ===============      ===============     ================
YEAR ENDED OCTOBER 31, 1999
Sold ........................       224,914          $8,003,665              57,121             $670,261
Issued in reinvestment
  of distributions ..........        80,171           2,515,534                  --                  --
Redeemed ....................      (205,318)         (7,309,515)            (79,279)            (913,989)
                             ---------------     ---------------      ---------------     ---------------
Net increase (decrease) .....        99,767          $3,209,684             (22,158)           $(243,728)
                             ===============     ===============      ===============     ================

ADVISOR CLASS                                               (IN THOUSANDS)
SHARES AUTHORIZED ...........       300,000                                 210,000
                             ===============                          ===============
SIX MONTHS ENDED APRIL 30, 2000
Sold ........................         6,614            $294,152                 791              $19,220
Issued in reinvestment
  of distributions ..........           215               9,087                  25                  457
Redeemed ....................        (3,181)           (139,761)               (567)             (13,790)
                             ---------------     ---------------      ---------------     ---------------
Net increase ................         3,648            $163,478                 249            $   5,887
                             ===============     ===============      ===============     ================
YEAR ENDED OCTOBER 31, 1999
Sold ........................         6,738            $241,379                 346               $4,163
Issued in reinvestment
  of distributions ..........           318               9,982                  --                   --
Redeemed ....................        (3,862)           (139,274)               (278)              (3,338)
                             ---------------     ---------------      ---------------     ---------------
Net increase ................         3,194            $112,087                  68             $    825
                             ===============     ===============      ===============     ================

INSTITUTIONAL CLASS                                          (IN THOUSANDS)
SHARES AUTHORIZED ...........       200,000                                  80,000
                             ===============                          ===============
SIX MONTHS ENDED APRIL 30, 2000
Sold ........................         5,672            $255,600               1,503              $34,964
Issued in reinvestment
  of distributions ..........           164               6,990                   1                   11
Redeemed ....................        (1,469)            (64,862)               (289)              (7,618)
                             ---------------     ---------------      ---------------     ---------------
Net increase ................         4,367            $197,728                1,215             $27,357
                             ===============     ===============      ===============     ================
YEAR ENDED OCTOBER 31, 1999
Sold ........................         5,148            $184,926                  295              $3,219
Issued in reinvestment
  of distributions ..........            63               1,985                   --                  --
Redeemed ....................        (1,616)            (56,527)                (294)             (3,276)
                             ---------------     ---------------      ---------------     ---------------
Net increase (decrease) .....         3,595            $130,384                    1             $   (57)
                             ===============     ===============      ===============     ================


                                           www.americancentury.com          21


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 2000, follows:

                                SHARE BALANCE     PURCHASE        SALES        REALIZED            APRIL 30, 2000
FUND/ISSUER(1)                     10/31/99         COST          COST        GAIN (LOSS)  SHARE BALANCE  MARKET VALUE

ULTRA                                                              ($ IN THOUSANDS)
Electronics Arts Inc.                    --   $   338,992             --             --     4,399,400        $  265,751
Gemstar International Group Ltd.  3,525,000       237,005             --             --    10,854,200(2)        501,668
Lycos, Inc.                              --       392,375             --             --     5,984,800           278,293
SanDisk Corp.                            --       110,719        $58,190       $101,128     1,410,200(2)        129,166
                                              ------------      ---------     ---------                    ------------
                                               $1,079,091        $58,190       $101,128                      $1,174,878
                                              ============      =========     =========                    ============

VISTA                                                               ($ IN THOUSANDS)

Ames Department Stores, Inc.        740,000       $38,725         $8,524        $(4,991)    2,000,000        $   36,000
Triton Energy Ltd.(3)                    --        51,606             --             --     1,925,000            70,142
                                              ------------      ---------     ---------                    ------------
                                                  $90,331         $8,524        $(4,991)                       $106,142
                                              ============      =========     =========                    ============

(1)  None of the securities produced income during the period held.

(2) Includes adjustments for shares received from stock split and/or stock spinoff during the period.

(3)  Formerly known as Trinity Energy Ltd.

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended April 30, 2000.


22      1-800-345-2021


Ultra--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Investor Class
                                       2000(1)        1999          1998          1997          1996          1995

PER-SHARE DATA

Net Asset Value, Beginning of Period ..$38.97       $31.06        $33.46         $29.52        $28.03        $21.16
                                      -------      -------       -------        -------       -------       -------
Income From Investment Operations
  Net Investment Income (Loss)(2) ..... (0.14)       (0.14)        (0.02)          0.01         (0.05)        (0.07)

  Net Realized and Unrealized Gain
  on Investment Transactions ..........  7.67        11.17          4.70           5.62          2.84          7.58
                                      -------      -------       -------        -------       -------       -------
  Total From Investment Operations ....  7.53        11.03          4.68           5.63          2.79          7.51
                                      -------      -------       -------        -------       -------       -------
Distributions
  From Net Investment Income ..........    --           --         (0.01)            --            --            --
  From Net Realized Gains on
    Investment Transactions ........... (1.38)       (3.12)        (7.07)         (1.69)        (1.19)        (0.64)
  In Excess of Net Realized Gains .....    --           --            --             --         (0.11)           --
                                      -------      -------       -------        -------       -------       -------
  Total Distributions ................. (1.38)       (3.12)        (7.08)         (1.69)        (1.30)        (0.64)
                                      -------      -------       -------        -------       -------       -------
Net Asset Value, End of Period ........$45.12       $38.97        $31.06         $33.46        $29.52        $28.03
                                      =======      =======       =======        =======       =======       =======
  Total Return(3) ..................... 19.53%       37.94%        17.61%         19.95%        10.79%        36.89%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
  Net Assets ..........................1.00%(4)       1.00%         1.00%          1.00%         1.00%         1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................(0.63)%(4)     (0.39)%       (0.08)%          0.03%       (0.20)%       (0.30)%
Portfolio Turnover Rate. .............       34%         42%          128%           107%           87%           87%
Net Assets, End of Period (in millions)  $42,711     $35,752       $25,396        $21,695       $18,266      $14,376

(1)  Six months ended April 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements           www.americancentury.com          23


Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                           Advisor Class
                                                   2000(1)        1999          1998          1997         1996(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............. $38.80       $31.00        $33.36         $29.52        $29.55
                                                  -------      -------       -------        -------       -------
Income From Investment Operations
  Net Investment Loss(3) .........................  (0.20)       (0.23)        (0.11)         (0.07)        (0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investment Transactions ......................   7.70        11.15          4.73           5.60         (0.01)
                                                  -------      -------       -------        -------       -------
  Total From Investment Operations ...............   7.50        10.92          4.62           5.53         (0.03)
                                                  -------      -------       -------        -------       -------
Distributions
  From Net Realized Gains on
    Investment Transactions ......................  (1.38)       (3.12)        (6.98)        (1.69)            --
                                                  -------      -------       -------        -------       -------
Net Asset Value, End of Period ................... $44.92       $38.80        $31.00         $33.36        $29.52
                                                  =======      =======       =======        =======       =======
  Total Return(4) ................................  19.54%       37.63%        17.36%         19.59%        (0.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
  Average Net Assets ............................. 1.25%(5)       1.25%         1.25%          1.25%       1.25%(5)
Ratio of Net Investment Loss to
  Average Net Assets ............................(0.88)%(5)     (0.64)%       (0.33)%        (0.22)%      (0.80)%(5)
Portfolio Turnover Rate ..........................      34%         42%          128%           107%             87%
Net Assets, End of Period (in thousands) ......... $450,749    $247,814       $98,965        $30,827         $13,051

(1)  Six months ended April 30, 2000 (unaudited).

(2)  October 2, 1996 (commencement of sale) through October 31, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


24          1-800-345-2021                 See Notes to Financial Statements


Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                   Institutional Class
                                                                     2000(1)        1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ................................ $39.13       $31.12        $33.53         $30.78
                                                                     -------      -------       -------        -------
Income From Investment Operations
  Net Investment Income (Loss)(3) ...................................  (0.10)       (0.09)         0.03           0.06
  Net Realized and Unrealized Gain on Investment Transactions .......   7.66        11.22          4.72           4.38
                                                                     -------      -------       -------        -------
  Total From Investment Operations ..................................   7.56        11.13          4.75           4.44
                                                                     -------      -------       -------        -------
Distributions
  From Net Investment Income ........................................     --           --         (0.09)            --
  From Net Realized Gains on Investment Transactions ................  (1.38)       (3.12)        (7.07)         (1.69)
                                                                     -------      -------       -------        -------
  Total Distributions ...............................................  (1.38)       (3.12)        (7.16)         (1.69)
                                                                     -------      -------       -------        -------
Net Asset Value, End of Period ...................................... $45.31       $39.13        $31.12         $33.53
                                                                     =======      =======       =======        =======
  Total Return(4) ...................................................  19.53%       38.21%        17.85%         15.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...................0.80%(5)        0.80%         0.80%       0.80%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets .......(0.43)%(5)      (0.19)%         0.12%       0.23%(5)
Portfolio Turnover Rate .............................................     34%          42%          128%           107%
Net Assets, End of Period (in thousands) ............................$413,246     $186,025       $36,065           $334

(1)  Six months ended April 30, 2000 (unaudited).

(2)  November 14, 1996 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements          www.americancentury.com          25


Vista--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                          Investor Class
                                           2000(1)        1999          1998          1997          1996          1995

PER-SHARE DATA

Net Asset Value, Beginning of Period ..... $15.41        $9.27        $14.53         $15.68        $15.73        $10.94
                                          -------       -------      -------        -------       -------       -------
Income From Investment Operations
  Net Investment Loss(2) .................  (0.09)       (0.05)       (0.05)          (0.10)        (0.11)        (0.08)
  Net Realized and Unrealized Gain
(Loss)
    on Investment Transactions ...........  10.10         6.19         (4.41)          0.13          1.09          4.90
                                          -------       -------      -------        -------       -------       -------
  Total From Investment Operations .......  10.01         6.14         (4.46)          0.03          0.98          4.82
                                          -------       -------      -------        -------       -------       -------
Distributions
  From Net Realized
Gains
    on Investment Transactions ...........  (0.95)          --         (0.80)         (1.18)        (1.02)        (0.03)
  In Excess of Net Realized Gains. .......     --           --            --             --         (0.01)           --
                                          -------       -------      -------        -------       -------       -------
  Total Distributions ....................  (0.95)          --         (0.80)         (1.18)        (1.03)        (0.03)
                                          -------       -------      -------        -------       -------       -------

Net Asset Value, End of Period ........... $24.47        $15.41        $9.27         $14.53        $15.68        $15.73
                                          =======       =======      =======        =======       =======       =======

  Total Return(3) ........................  66.91%        66.24%      (31.94)%         0.29%         6.96%        44.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
  Net Assets ............................. 1.00%(4)        1.00%         1.00%         1.00%         0.99%         0.98%
Ratio of Net Investment Loss to Average
  Net Assets ............................(0.77)%(4)      (0.40)%       (0.42)%       (0.73)%       (0.70)%       (0.60)%
Portfolio Turnover Rate ..................      47%         187%          229%           96%           91%           89%
Net Assets, End of Period (in millions) ..   $2,323       $1,146          $895        $1,828        $2,276        $1,676

(1)  Six months ended April 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


26          1-800-345-2021                 See Notes to Financial Statements

Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                             Advisor Class
                                                     2000(1)        1999          1998          1997         1996(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period. .............. $15.31        $9.23        $14.50         $15.67        $16.87
                                                    -------       -------      -------        -------       -------
Income From Investment Operations
  Net Investment Loss(3) ...........................  (0.12)       (0.08)        (0.08)         (0.14)        (0.02)
  Net Realized and Unrealized Gain
(Loss)
    on Investment Transactions .....................  10.10         6.16         (4.39)          0.15         (1.18)
                                                    -------       -------      -------        -------       -------
  Total From Investment Operations .................   9.98         6.08         (4.47)          0.01         (1.20)
                                                    -------       -------      -------        -------       -------
Distributions
  From Net Realized Gains on Investment Transactions  (0.90)          --         (0.80)         (1.18)           --
                                                    -------       -------      -------        -------       -------
Net Asset Value, End of Period ..................... $24.39        $15.31        $9.23         $14.50        $15.67
                                                    =======       =======      =======        =======       =======
  Total Return(4) ..................................  67.00%        65.87%      (32.08)%         0.15%       (7.11)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
  Average Net Assets ............................... 1.25%(5)        1.25%         1.25%         1.25%       1.25%(5)
Ratio of Net Investment Loss to
  Average Net Assets ..............................(1.02)%(5)      (0.65)%       (0.67)%       (0.98)%     (1.20)%(5)
Portfolio Turnover Rate.............................      47%         187%          229%           96%            91%
Net Assets, End of Period (in thousands) ...........  $18,450       $7,755        $4,052        $6,553         $5,646

(1)  Six months ended April 30, 2000 (unaudited).

(2)  October 2, 1996 (commencement of sale) through October 31, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements         www.americancentury.com          27


Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Institutional Class
                                                        2000(1)        1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................  $15.51        $9.32        $14.56         $15.73
                                                        -------       -------      -------        -------
Income From Investment Operations
  Net Investment Loss(3) ..............................  (0.07)        (0.04)        (0.01)         (0.07)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ........................  10.12          6.23         (4.43)          0.08
                                                        -------       -------      -------        -------
  Total From Investment Operations ....................  10.05          6.19         (4.44)          0.01
                                                        -------       -------      -------        -------
Distributions
  From Net Realized Gains on Investment Transactions...  (0.99)           --         (0.80)         (1.18)
                                                        -------       -------      -------        -------
Net Asset Value, End of Period ........................ $24.57        $15.51         $9.32         $14.56
                                                        =======       =======      =======        =======
  Total Return(4) .....................................  66.76%        66.42%       (31.72)%         0.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..... 0.80%(5)        0.80%          0.80%       0.80%(5)
Ratio of Net Investment Loss to Average Net Assets ...(0.57)%(5)      (0.20)%        (0.22)%     (0.53)%(5)
Portfolio Turnover Rate ...............................      47%         187%           229%            96%
Net Assets, End of Period (in thousands) ..............  $30,040         $122            $60        $13,581

(1)  Six months ended April 30, 2000 (unaudited).

(2)  November 14, 1996 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


28          1-800-345-2021                   See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      29


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY ULTRA generally invests in the securities of midsized and larger companies that exhibit growth. It typically will have significant price fluctuations.

     AMERICAN CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA INDEX is a capitalization-weighted index consisting of S&P 500 stocks. S&P 500/BARRA VALUE consists of stocks with lower price-to-book ratios, and S&P 500/BARRA GROWTH consists of stocks with higher price-to-book ratios. In general, both share other characteristics with value- or growth-style stocks.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS

  Ultra
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA

  Vista
       GLENN FOGLE, CFA
       ARNIE DOUVILLE


30      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 23 - 28.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                www.americancentury.com      31


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


32      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                             RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                             RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Large Cap Value
Strategic Allocation:            Tax-Managed Value
   Moderate                      Income & Growth Value
Strategic Allocation:            Large Cap
   Conservative                  Value
                                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY               INTERNATIONAL

Veedot(reg.sm)                   Global Gold             Emerging Markets
New Opportunities                                        International Discovery
Giftrust(reg.tm)                                         International Growth
Vista                                                    Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                             RISK LEVEL - MODERATE

                                 SPECIALTY

                                 Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES


0006                                 American Century Investment Services, Inc.
SH-SAN-20654                      (c)2000 American Century Services Corporation

[front cover]

APRIL 30, 2000

AMERICAN CENTURY(reg.sm)
SEMIANNUAL REPORT

[graphic of runners]

Balanced


[american century logo(reg.sm)]
American
Century

[inside front cover]


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--------------------------------------------------------------------------------

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Acumation, Inc.'s Form ADV Part II.

[left margin]

BALANCED
(TWBIX)
---------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Saving for College Just Got Easier
--------------------------------------------------------------------------------

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   * High contribution limits ($127,000 for 2000).

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1-800-579-2203, or visit www.learningquestsavings.com.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended April 30, 2000, served as yet another reminder of the importance of a diversified investment portfolio. The stock market grew increasingly volatile, with so-called "New Economy" technology stocks leading the market--both up and down--in dramatic fashion. In the bond market, rising interest rates put pressure on bond prices, while the federal government began using the budget surplus to buy back its own debt.

     In this unusual environment, the American Century Balanced fund's portfolio of both stocks and bonds held up well, outperforming its benchmark index. Our investment professionals review the period and the fund's performance in more detail beginning on page 3.

     Besides serving the nearly two million investors who look to American Century for investment management, we also have an obligation to the 3,000 people who work on your behalf--to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly--acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's shareholder reports--like this one--have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal of approval from DALBAR. You can count on us to keep looking for ways to improve the reports, literature, and statements you receive from us.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
BALANCED
   Performance Information ................................................    4
   Management Q&A .....................................................    5
   Types of Investments ...................................................    5
   Top Ten Stock Holdings .................................................    6
   Top Five Stock Industries ..............................................    6
   Fixed-Income Portfolio .................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   14
   Statement of Operations ................................................   15
   Statements of Changes
      in Net Assets .......................................................   16
   Notes to Financial
      Statements ..........................................................   17
   Financial Highlights ...................................................   20
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   22
   Background Information
      Investment Philosophy
         and Policies .....................................................   23
      Comparative Indices .................................................   23
      Investment Team
         Leaders ..........................................................   23
      Credit Rating
         Guidelines .......................................................   23
   Glossary ...............................................................   24


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* During the six months ended April 30, 2000, stocks produced healthy returns, while bonds struggled with rising interest rates.

* Stocks rallied in late 1999, led by technology shares, bellwethers of the New Economy.

* Day-to-day volatility increased as equity investors became more uncertain about economic conditions.

* Stocks stumbled late in the period, with the technology sector again leading the way.

*   Rising interest rates led to weak bond market performance.

* In response to strong economic growth and rising inflation, the Federal Reserve raised short-term interest rates three times during the six-month period.

* Longer-term Treasury bonds benefited from reduced issuance and buy-backs by the federal government.

* As short-term Treasury yields rose and long-term yields fell, the Treasury yield curve inverted--the yield of the two-year note was higher than that of the 30-year bond for the first time since 1990.

*   Other sectors of the bond market did not fare as well as Treasurys.

FUND PERFORMANCE

* Balanced outperformed its benchmark index (60% S&P 500 and 40% Lehman Aggregate Bond Index) for the six-month period.

* The fund's stock portfolio solidly outpaced the S&P 500, while the bond portfolio performed in line with the Lehman index.

BALANCED'S STOCK PORTFOLIO

* The portfolio benefited from a heavy weighting in technology stocks, especially companies in the electrical equipment, semiconductor, and computer hardware industries.

* An overweight in energy shares boosted fund performance in the last half of the period.

* On the negative side, fund holdings among banking, financial services, and home products stocks were a drag on performance.

BALANCED'S BOND PORTFOLIO

* The portfolio remained overweight in non-Treasury bonds, which offered relatively attractive yields.

* Although the portfolio's overall duration (a measure of price volatility as interest rates change) remained neutral to the benchmark index, we extended the duration of our Treasury holdings to take advantage of their price gains.

OUTLOOK

* The performance of the stock and bond markets will hinge on whether the Federal Reserve can successfully slow the economy to a moderate, sustainable growth rate while keeping a lid on inflation.

* We expect to see continued volatility in the stock market and further Treasury bond buy-backs by the federal government.

* In the stock portfolio, we'll continue to focus on seeking out the most attractive companies in each industry of the market.

* In the bond portfolio, we'll be keeping a close eye on the credit quality of our corporate and asset-backed bonds.

[left margin]

                   BALANCED(1)
                     (TWBIX)
    TOTAL RETURNS:            AS OF 4/30/00
       6 Months                       5.85%(2)
       1 Year                         8.16%
    30-DAY SEC YIELD:                 2.54%
    INCEPTION DATE:                10/20/88
    NET ASSETS:              $915.4 million(3)

(1) Investor Class.
(2) Not annualized.
(3) Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 24-25.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     The six months ended April 30, 2000, were an extraordinary period in the U.S. financial markets. Stocks produced healthy returns but were subject to increased volatility. Bonds struggled with interest rate hikes by the Federal Reserve and were also impacted by the federal government's unprecedented buy-back of Treasury bonds.

U.S. STOCKS

     The stock market began the six-month period with a furious rally. As investors grew more confident about the U.S. economy, the major stock indexes soared, finishing 1999 at record highs.

     Technology stocks led the late-year rally--investors embraced the promise of electronic commerce and bid up the stock prices of "dot-coms" and other Internet- and computer-related companies.

     This behavior pushed the Nasdaq Composite Index, which is dominated by tech stocks, up 70% from October 31, 1999, to its peak on March 10, 2000. In contrast, the S&P 500 gained less than 3%.

     But the speculative fervor contributed to greater market volatility. Day-to-day swings of 2% or more in the major stock indexes became increasingly common as investors scurried from dot-com to dot-com, trying to latch on to the next "big thing."

     By mid-March, market sentiment had changed. Concerns about sustainability in the tech sector, as well as the potential impact of several interest rate hikes by the Federal Reserve, led many investors to seek out value elsewhere or sit on the sidelines. The Nasdaq suffered a dramatic decline, including a record 25% plunge in the second week of April, while the S&P 500 eked out a small gain.

U.S. BONDS

     Strong economic growth and inflation fears created a challenging environment for bonds. The U.S. economy grew at an annual rate of more than 7% in the fourth quarter of 1999--the strongest quarter in nearly 16 years--and growth in the first quarter of 2000 was also healthy.

     On top of that, inflation increased to a 3.5% annual rate during the six-month period, primarily because of soaring oil prices. In response, the Federal Reserve raised short-term interest rates three times.

     Despite rising rates, Treasury bonds performed well. The federal budget surplus motivated the U.S. Treasury to reduce new issuance and buy back some of its own bonds, mainly those with longer maturities. This caused long-term Treasury yields to plunge, while short-term yields rose along with the Fed's moves. As a result, Treasury yields "inverted" with the yield of the 30-year bond falling below the yield of the two-year note for the first time since 1990.

     The non-Treasury bond sectors--including corporate, government agency, and mortgage-backed securities--did not fare as well. Corporate bonds struggled the most, hurt by a glut of new issuance and sharply reduced demand.

[right margin]

"DAY-TO-DAY SWINGS OF 2% OR MORE IN THE MAJOR STOCK INDEXES BECAME INCREASINGLY COMMON."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED APRIL 30, 2000
   S&P 500                      7.19%
   S&P MIDCAP 400              21.26%
   S&P SMALLCAP 600            17.25%

U.S. BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED APRIL 30, 2000
   LEHMAN AGGREGATE BOND INDEX      1.42%
   Lehman Treasury Bond Index       2.58%
   Lehman Mortgage-Backed           1.26%
      Securities Index
   Lehman Corporate Bond Index      0.11%

Source: Russell/Mellon Analytical and Lipper Inc.


                                                www.americancentury.com      3


Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                        INVESTOR CLASS (INCEPTION 10/20/88)                ADVISOR CLASS (INCEPTION 1/6/97)
               BALANCED   BLENDED    S&P       LEHMAN AGGREGATE   BALANCED   BLENDED    S&P       LEHMAN AGGREGATE
                           INDEX       500        BOND INDEX                  INDEX       500        BOND INDEX
========================================================================================================================
6 MONTHS(1)     5.85%      4.88%       7.19%        1.42%          5.72%      4.88%       7.19%         1.42%
1 YEAR          8.16%      6.58%      10.13%        1.26%          7.89%      6.58%      10.13%         1.26%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         14.38%    16.65%      23.69%        6.07%         14.10%     16.65%      23.69%         6.07%
5 YEARS         14.14%    17.87%      25.26%        6.79%           --         --          --            --
10 YEARS        12.40%    14.50%      18.78%        8.09%           --         --          --            --
LIFE OF FUND    12.40%   14.25%(2)   18.41%(2)      8.00%(2)      12.49%    16.82%(3)   24.20%(3)      5.74%(3)

(1) Returns for periods less than one year are not annualized.

(2) Return from 10/31/88, the date nearest the class's inception for which data are available.

(3) Return from 12/31/96, the date nearest the class's inception for which data are available.

See pages 22-24 for information about share classes, indices, and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 4/30/00
S&P 500               $55,896
Blended Index         $39,026
Balanced              $32,161
Lehman Aggregate
   Bond Index         $21,759

                                                Lehman Aggregate
                Balanced       Blended Index       Bond Index         S&P 500
DATE             VALUE             VALUE             VALUE             VALUE
4/30/1990       $10,000           $10,000           $10,000           $10,000
4/30/1991       $12,094           $11,665           $11,519           $11,762
4/30/1992       $14,090           $13,160           $12,786           $13,412
4/30/1993       $14,383           $14,588           $14,482           $14,651
4/30/1994       $15,546           $15,103           $14,605           $15,431
4/30/1995       $16,605           $17,127           $15,672           $18,127
4/30/1996       $19,512           $20,825           $17,026           $23,603
4/30/1997       $21,510           $24,555           $18,232           $29,534
4/30/1998       $27,019           $31,676           $20,221           $41,664
4/30/1999       $29,735           $36,617           $21,489           $50,755
4/30/2000       $32,161           $39,026           $21,759           $55,896

$10,000 investment made 4/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended indices are provided in the graph at left, while the blended index is provided in the graph below. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                 Balanced        Blended Index
DATE              RETURN            RETURN
4/30/1991         20.94%            16.65%
4/30/1992         16.50%            12.82%
4/30/1993          2.08%            10.85%
4/30/1994          8.09%             3.53%
4/30/1995          6.81%            13.41%
4/30/1996         17.51%            21.58%
4/30/1997         10.24%            17.91%
4/30/1998         25.61%            29.01%
4/30/1999         10.05%            15.60%
4/30/2000          8.16%             6.58%


4      1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]     [photo of Jeff Houston]
Equity team leader (left): Jeff Tyler
Fixed-income team leader (right): Jeff Houston

     Based on interviews with Jeff Tyler and Jeff Houston, portfolio managers on the Balanced fund investment team.

HOW DID THE FUND PERFORM?

     For the six months ended April 30, 2000, Balanced posted a total return of 5.85%.* This performance beat the 4.88% return of its benchmark, a blended index that is 60% U.S. stocks, represented by the S&P 500, and 40% U.S. bonds, represented by the Lehman Brothers Aggregate Bond Index. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

     It was mainly due to Balanced's equity portfolio. The bond portfolio slightly underperformed the Lehman Aggregate Bond Index, but the stock portfolio solidly outperformed the S&P 500.

LET'S TALK FIRST ABOUT BALANCED'S EQUITY PORTFOLIO. WHAT CONTRIBUTED TO ITS OUTPERFORMANCE OF THE S&P 500?

     Growth stocks continued to be the market leaders over the past six months. We incorporate both growth and value measures into our quantitative stock selection process, but we put more of an emphasis on growth, so the fund benefited from the dominance of growth stocks.

     In particular, the portfolio's technology holdings contributed significantly to fund performance. Although tech stocks struggled during the last two months of the period, this sector's overall performance was quite strong.

CAN YOU GIVE SOME SPECIFIC EXAMPLES FROM THE PORTFOLIO?

     Our quantitative models gravitated to electrical equipment companies, especially those involved in manufacturing fiber-optic equipment and components. Fiber-optic networks are the backbone of the developing infrastructure for high-speed Internet access and data transmission.

     A good example is Corning, which produces glass fibers for telecommunications networks. The company is growing as fast as it possibly can and still has a backlog of orders for its products. Corning's stock price rose by more than 150% in the last six months.

     Other top-performing electrical equipment companies in the portfolio included Cisco Systems (up 88% during the period), our top holding and the dominant maker of Internet routers and switches; Scientific Atlanta (up 127%), which makes set-top boxes that connect digital cable and the Internet to your TV or computer; and Vishay Intertechnology (up 243%), one of the largest manufacturers of components and circuitry for cellular phones and other wireless devices.

ANY OTHER WINNERS AMONG TECHNOLOGY STOCKS?

     The stocks of semiconductor manufacturers like Intel (up 64%) and Integrated Device Technologies (up 134%) surged in response to stronger demand

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                                  AS OF APRIL 30, 2000
COMMON STOCKS & FUTURES                60%
MORTGAGE- & ASSET-BACKED
   SECURITIES                              15%
CORPORATE BONDS                            11%
U.S. TREASURY SECURITIES                    8%
U.S. GOVERNMENT AGENCY
   SECURITIES                               3%
TEMPORARY CASH INVESTMENTS                  3%

                                  AS OF OCTOBER 31, 1999
COMMON STOCKS & FUTURES                60%
MORTGAGE- & ASSET-BACKED
   SECURITIES                              14%
CORPORATE BONDS                            14%
U.S. TREASURY SECURITIES                    8%
U.S. GOVERNMENT AGENCY
   SECURITIES                               2%
TEMPORARY CASH INVESTMENTS                  2%

Investment terms are defined in the Glossary on pages 24-25.


                                                www.americancentury.com      5


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

for personal computers, cell phones, and other electronic devices that require chips. Increased chip production also boosted companies like Applied Materials (up 127%), which makes equipment for semiconductor manufacturers.

     Among computer hardware companies, the one that stood out in the portfolio was Apple Computer (up 74%), which found success with the introduction of the iMac.

HOW DID THE PORTFOLIO FARE IN OTHER SECTORS OF THE MARKET?

     Results were mixed. On the plus side, the portfolio was overweight in energy stocks, including Amerada Hess (up 12%) and Apache (up 25%). These companies benefited from the soaring price of oil and performed well in the last half of the period.

     On the down side, financial stocks, especially banks, were among the portfolio's weakest performers. Rising interest rates led to reduced lending activity, and that in turn squeezed profit margins at many banks. Fund holdings like Chase Manhattan (down 17%), UnionBanCal (down 35%), and Bank of America (down 24%) were a drag on fund performance.

     Home products makers also struggled with tighter profit margins. Procter & Gamble, for example, saw its stock price tumble almost 40% after the company failed to meet earnings expectations in the first quarter. Strong competition made it difficult for P&G to pass cost increases on to consumers.

     And then there's Microsoft, the portfolio's third-largest holding. Microsoft's antitrust violations and a possible break-up by the Justice Department pushed its stock price down about 25%.

LET'S SHIFT TO BALANCED'S BOND PORTFOLIO. HOW DID IT PERFORM?

     The bond portfolio's performance came up a little short of the Lehman Aggregate Bond Index. The main reason for this was the portfolio's heavier weighting in corporate bonds and a corresponding underweight in Treasury bonds. Treasurys generally outperformed corporate bonds during the past six months.

WHY THE OVERWEIGHT IN CORPORATE BONDS?

     We felt that corporate bonds and other non-Treasury securities--such as mortgage- and asset-backed securities, which were also fund overweights--were more attractive than Treasury bonds. Corporate bonds typically have higher yields than Treasurys, and by late 1999 this yield advantage had grown to historically wide spreads. In addition, the economy's continued strength was good news for the credit quality of corporate bonds.

     However, the Treasury's issuance reductions and bond buy-backs changed the dynamics of the market. As the Federal Reserve raised interest rates, bond yields in general followed suit. But the reduced supply of Treasury bonds caused their yields to fall at a time when they would ordinarily be rising.

     So, contrary to expectations, Treasury yields fell, producing price gains, while yields in other bond sectors rose, resulting in price declines.

HOW DID YOU REACT TO THIS UNUSUAL ENVIRONMENT?

     We made a few adjustments to the portfolio. Although we maintained an underweight in Treasury bonds, we extended the duration (a measure of price volatility as interest rates change) of our Treasury holdings to take greater

[left margin]

TOP TEN STOCK HOLDINGS
                                     % OF EQUITY PORTFOLIO
                                   AS OF              AS OF
                                  4/30/00            10/31/99
CISCO SYSTEMS INC.                  4.0%               1.5%
GENERAL ELECTRIC CO.
     (U.S.)                         3.4%               2.1%
MICROSOFT CORP.                     3.0%               4.7%
WAL-MART STORES, INC.               2.5%               3.4%
CHASE MANHATTAN
     CORP.                          2.4%               3.0%
INTEL CORP.                         2.1%                --
CITIGROUP INC.                      1.9%               0.6%
HEWLETT-PACKARD CO.                 1.9%               1.5%
ORACLE CORP.                        1.9%                --
MORGAN STANLEY
     DEAN WITTER & CO.          1.8%               2.5%

TOP FIVE STOCK INDUSTRIES
                                     % OF EQUITY PORTFOLIO
                                   AS OF              AS OF
                                  4/30/00            10/31/99
ELECTRICAL EQUIPMENT               10.3%               6.5%
DRUGS                               7.2%               7.9%
COMPUTER SOFTWARE                   7.0%               6.7%
TELEPHONE                           6.9%               8.6%
BANKS                               6.4%               7.5%

Investment terms are defined in the Glossary on pages 24-25.


6      1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

advantage of their price gains. To keep our overall duration in line with that of the Lehman Aggregate Bond Index, we shortened the duration of our other holdings.

     We also adopted a slightly more conservative position by reducing our exposure to lower-rated corporate bonds (see the table at right). With the Fed raising rates to slow the economy, we preferred to hold high-quality bonds issued by stable, well-known companies.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. ECONOMY AND THE FINANCIAL MARKETS?

     The performance of the stock and bond markets in 2000 will likely hinge on how successful the Federal Reserve is in achieving a "soft landing"--slowing the economy to a moderate, sustainable growth rate while keeping a lid on inflation.

     So far, the economy has remained healthy--it grew at an annual rate of more than 6% during the past six months. But the Fed has raised short-term interest rates six times since the middle of 1999, and we're finally starting to see some evidence that higher rates are slowing the economy.

     If the Fed pulls this off successfully, as it did in 1995, it would be positive for both the stock and bond markets. If unsuccessful--either by failing to stay ahead of the inflation curve or tightening the screws too hard, causing a recession--it could be a rough year for investors.

     We wouldn't be surprised to see continued volatility in the stock market. When a bull market lasts this long, investors tend to get a little jumpy and react to any news--good or bad--in swift and dramatic fashion. In addition, uncertainty about the Fed and the economy has made investors more cautious. Trading activity on the major stock exchanges has been light, exacerbating the day-to-day volatility.

     In the bond market, supply remains an important factor. The federal government expects to buy back approximately $30 billion in long-term Treasury bonds in 2000, further reducing supply in the Treasury market. Government agencies and corporations are expected to fill the void, increasing their issuance of bonds.

WHAT ARE YOUR PLANS FOR BALANCED GOING FORWARD?

     We plan to stay true to our investment discipline, maintaining a 60% position in stocks and 40% in bonds.

     In the stock portfolio, we'll continue to use our quantitative computer models to help us select what we believe are the most attractive companies in each industry. We're constantly exploring ways to improve our stock-ranking models; we've recently enhanced the way we evaluate companies in the technology sector.

     On the bond side, we intend to maintain our current positioning, with a longer duration in our Treasury bond holdings and overweights in corporate, mortgage-backed, and asset-backed bonds. However, we'll be keeping a close eye on the credit quality of these non-Treasury bonds, sticking with those that we think can remain financially sound in an uncertain economic environment.

[right margin]

"THE PERFORMANCE OF THE STOCK AND BOND MARKETS IN 2000 WILL HINGE ON HOW SUCCESSFUL THE FEDERAL RESERVE IS IN ACHIEVING A 'SOFT LANDING'--SLOWING THE ECONOMY TO A MODERATE, SUSTAINABLE GROWTH RATE WHILE KEEPING A LID ON INFLATION."

FIXED-INCOME PORTFOLIO
                                               AS OF            AS OF
                                              4/30/00          10/31/99
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY                 8.7 YEARS         7.8 YEARS
   DURATION                                  4.9 YEARS         4.7 YEARS

PORTFOLIO CREDIT QUALITY                    % OF FIXED-INCOME PORTFOLIO
   AAA                                          72%               65%
   AA                                            3%                5%
   A                                            11%               13%
   BBB                                          11%               13%
   BB                                            3%                4%
                                              ------            ------
                                               100%              100%
                                              ======            ======

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 23 for more information.


                                                www.americancentury.com      7


Balanced--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.3%
AIRLINES -- 0.1%
                   12,000  AMR Corp.(1)                               $    409
                    5,700  Delta Air Lines Inc.                            301
                                                                      --------
                                                                           710
                                                                      --------
ALCOHOL -- 0.3%
                   21,600  Anheuser-Busch Companies, Inc.                1,524
                   18,000  Coors (Adolph) Co. Cl B                         918
                                                                      --------
                                                                         2,442
                                                                      --------
APPAREL & TEXTILES -- 0.1%
                   33,100  Jones Apparel Group, Inc.(1)                    983
                                                                      --------
BANKS -- 3.9%
                  102,100  Bank of America Corp.                         5,003
                  187,400  Chase Manhattan Corp.                        13,505
                  177,000  Citigroup Inc.                               10,520
                   50,700  Old Kent Financial Corp.                      1,527
                    9,500  Silicon Valley Bancshares(1)                    586
                  138,200  UnionBanCal Corp.                             3,826
                   20,600  Wells Fargo & Co.                           846
                                                                      --------
                                                                        35,813
                                                                      --------
CHEMICALS -- 0.9%
                   55,400  Dow Chemical Co.                              6,260
                   47,000  du Pont (E.I.) de Nemours
                              & Co.                                  2,230
                                                                      --------
                                                                         8,490
                                                                      --------
CLOTHING STORES(2)
                   23,200  American Eagle Outfitters, Inc.(1)              395
                                                                      --------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.4%
                   39,000  Adaptec, Inc.(1)                              1,054
                   20,700  Apple Computer, Inc.(1)                       2,569
                   50,500  Dell Computer Corp.(1)                        2,530
                   18,200  Electronics for Imaging, Inc.(1)                948
                   45,900  EMC Corp. (Mass.)(1)                          6,377
                   77,900  Hewlett-Packard Co.                          10,516
                   80,600  Sun Microsystems, Inc.(1)                     7,413
                                                                      --------
                                                                        31,407
                                                                      --------
COMPUTER SOFTWARE -- 4.2%
                   40,800  Computer Associates
                              International, Inc.                        2,277
                   52,400  International Business Machines
                              Corp.                                      5,849
                  236,100  Microsoft Corp.(1)(3)                        16,475
                  130,700  Oracle Corp.(1)                              10,444
                    5,200  Siebel Systems, Inc.(1)                         639
                   40,600  Sybase, Inc.(1)                                 821
                   17,000  Symantec Corp.(1)                             1,060
                   11,500  Veritas Software Corp.(1)                     1,234
                                                                      --------
                                                                        38,799

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.3%
                   39,800  Whirlpool Corp.                            $  2,592
                                                                      --------
DEFENSE/AEROSPACE -- 0.4%
                  101,300  Boeing Co.                                    4,020
                                                                      --------
DEPARTMENT STORES -- 1.8%
                   27,500  Federated Department Stores,
                               Inc.(1)                                     935
                   44,700  Sears, Roebuck & Co.                      1,637
                  252,700  Wal-Mart Stores, Inc.                        13,993
                                                                      --------
                                                                        16,565
                                                                      --------
DRUGS -- 4.3%
                   17,600  Allergan, Inc.                                1,036
                   62,900  Amgen Inc.(1)                                 3,524
                   10,700  Andrx Corp.(1)                                  547
                   23,200  Biogen, Inc.(1)                               1,364
                   75,100  Bristol-Myers Squibb Co.                      3,938
                  117,600  IVAX Corp.(1)                                 3,219
                   28,350  Jones Pharma Inc.                               814
                    8,600  MedImmune, Inc.(1)                            1,373
                   49,200  Merck & Co., Inc.                         3,419
                  182,700  Pfizer, Inc.                                  7,696
                  144,700  Schering-Plough Corp.(3)                      5,833
                   61,800  Warner-Lambert Co.                            7,034
                                                                      --------
                                                                        39,797
                                                                      --------
ELECTRICAL EQUIPMENT -- 6.2%
                   17,000  ADTRAN, Inc.(1)                               1,148
                   15,200  AVX Technology                                1,481
                  323,100  Cisco Systems Inc.(1)                        22,415
                   38,100  Comverse Technology, Inc.(1)                  3,399
                   31,500  Corning Inc.                                  6,221
                    8,600  Credence Systems Corp.(1)                     1,228
                    8,700  Harmonic Inc.(1)                                642
                   35,100  KEMET Corp.(1)                                2,615
                   74,300  Lucent Technologies Inc.                      4,621
                    8,200  Motorola, Inc.                                  976
                   46,700  Nortel Networks Corp.                         5,289
                   32,300  Scientific-Atlanta, Inc.                      2,102
                   64,400  Vishay Intertechnology, Inc.(1)               5,402
                                                                      --------
                                                                        57,539
                                                                      --------
ELECTRICAL UTILITIES -- 1.2%
                   10,000  AES Corp. (The)(1)                              899
                   14,500  Calpine Corp.(1)                              1,327
                   24,400  Energy East Corp.                               509
                   42,500  Minnesota Power & Light Co.                 784
                   73,700  Public Service Enterprise Group
                              Inc.                                       2,644
                   79,700  Reliant Energy, Inc.                          2,122
                   57,100  Southern Co.                                  1,424
                   25,700  Texas Utilities Co.                             866
                   32,000  Utilicorp United Inc.                           616
                                                                      --------
                                                                        11,191
                                                                      --------


8      1-800-345-2021                       See Notes to Finanncial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 2.7%
                  157,500  Amerada Hess Corp.                         $ 10,021
                  106,200  Apache Corp.                                  5,144
                   35,501  Exxon Mobil Corp.                             2,758
                   94,800  Kerr-McGee Corp.                              4,906
                  110,200  Union Pacific Resources                       2,114
                                                                      --------
                                                                        24,943
                                                                      --------
ENTERTAINMENT -- 0.3%
                   13,500  Carnival Corp. Cl A                             336
                   21,500  Pixar, Inc.(1)                                  799
                   32,400  Viacom, Inc. Cl B(1)                          1,762
                                                                      --------
                                                                         2,897
                                                                      --------
FINANCIAL SERVICES -- 3.6%
                  122,900  Fannie Mae                                    7,412
                   51,800  Federal Home Loan Mortgage
                              Corporation                                2,380
                   51,300  Gallagher (Arthur J.) & Co.               1,911
                  121,900  General Electric Co. (U.S.)                  19,169
                   31,600  Providian Financial Corp.                     2,783
                                                                      --------
                                                                        33,655
                                                                      --------
FOOD & BEVERAGE -- 1.7%
                   14,100  General Mills, Inc.                             513
                   59,400  Hormel Foods Corp.                              906
                  148,400  IBP, Inc.                                     2,449
                   47,800  PepsiCo, Inc.                                 1,754
                  110,500  Quaker Oats Co. (The)                         7,203
                   56,700  Suiza Foods Corp.(1)                          2,208
                   14,500  SYSCO Corp.                                     546
                                                                      --------
                                                                        15,579
                                                                      --------
FOREST PRODUCTS & PAPER -- 0.7%
                   31,300  Georgia-Pacific Corp.                         1,150
                   24,600  Kimberly-Clark Corp.                          1,428
                   24,300  Temple-Inland Inc.                            1,218
                   45,700  Weyerhaeuser Co.                              2,442
                                                                      --------
                                                                         6,238
                                                                      --------
GROCERY STORES -- 0.3%
                   55,500  Safeway Inc.(1)                               2,449
                                                                      --------
HEAVY ELECTRICAL EQUIPMENT -- 0.7%
                   21,500  American Power Conversion
                              Corp.(1)                                     759
                   64,900  CommScope, Inc.(1)                            3,083
                   42,700  Cummins Engine Company, Inc.                  1,519
                   20,500  Rockwell International Corp.                    807
                                                                      --------
                                                                         6,168
                                                                      --------
HOME PRODUCTS -- 0.8%
                   34,500  Avon Products, Inc.                           1,432
                   28,800  Fortune Brands, Inc.                            720
                   43,200  Procter & Gamble Co. (The)                2,576
                   75,800  Ralston Purina Co.                            1,341
                   56,100  Tupperware Corp.                              1,059
                                                                      --------
                                                                         7,128

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.0%
                   86,500  Illinois Tool Works Inc.                   $  5,541
                   49,500  Ingersoll-Rand Co.                            2,323
                   21,300  United Technologies Corp.                     1,325
                                                                      --------
                                                                         9,189
                                                                      --------
INDUSTRIAL SERVICES -- 0.2%
                   47,100  Hertz Corp. Cl A                              1,469
                                                                      --------
INFORMATION SERVICES -- 0.8%
                   36,500  Automatic Data Processing, Inc.               1,964
                   43,000  Electronic Data Systems Corp.                 2,956
                   73,600  Valassis Communications, Inc.(1)              2,507
                                                                      --------
                                                                         7,427
                                                                      --------
INTERNET -- 1.2%
                  115,500  America Online Inc.(1)                        6,908
                    7,400  DoubleClick Inc.(1)                             561
                    3,000  Exodus Communications, Inc.(1)                  265
                   28,800  Yahoo! Inc.(1)                                3,750
                                                                      --------
                                                                        11,484
                                                                      --------
LIFE & HEALTH INSURANCE -- 0.8%
                   27,800  CIGNA Corp.                                   2,217
                  143,100  Lincoln National Corp.                        4,982
                                                                      --------
                                                                         7,199
                                                                      --------
MEDIA -- 1.7%
                   13,500  Adelphia Communications Corp.
                              Cl A(1)                                      668
                  108,100  CBS Corp.(1)                                  6,351
                   78,500  Comcast Corp. Cl A(1)                         3,147
                   37,900  Cox Communications, Inc. Cl A(1)              1,623
                   90,700  Disney (Walt) Co.                             3,928
                                                                      --------
                                                                        15,717
                                                                      --------
MEDICAL PRODUCTS
& SUPPLIES -- 0.9%
                   49,600  Bard (C.R.), Inc.                             2,161
                   68,600  Johnson & Johnson                         5,660
                   29,700  Mallinckrodt Inc.                               798
                                                                      --------
                                                                         8,619
                                                                      --------
MEDICAL PROVIDERS
& SERVICES -- 0.6%
                   22,200  Elan Corp., plc ADR(1)                          952
                   62,500  Oxford Health Plans, Inc.(1)                  1,189
                   18,100  PacifiCare Health Systems, Inc.(1)              930
                   36,300  United HealthCare Corp.                       2,421
                                                                      --------
                                                                         5,492
                                                                      --------
MINING & METALS -- 0.4%
                   26,500  Alcan Aluminium Ltd.                            868
                   19,400  Alcoa Inc.                                    1,259
                   26,400  Ball Corporation                                832
                   20,200  Centex Construction Products Inc.               624
                                                                      --------
                                                                         3,583
                                                                      --------


See Notes to Financial Statements               www.americancentury.com      9


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.8%
                   73,600  Ford Motor Co.                             $  4,025
                   17,300  General Motors Corp.                          1,620
                   28,700  PACCAR Inc.                                   1,364
                                                                      --------
                                                                         7,009
                                                                      --------
MULTI-INDUSTRY -- 0.3%
                   62,000  Tyco International Ltd.                       2,848
                                                                      --------
OIL REFINING -- 0.1%
                   12,700  Texaco Inc.                                     629
                                                                      --------
OIL SERVICES -- 0.6%
                   54,120  BP Amoco Plc ADR                              2,760
                   63,600  Ensco International Inc.                      2,111
                   16,900  Noble Drilling Corp.(1)                         675
                                                                      --------
                                                                         5,546
                                                                      --------
PROPERTY & CASUALTY
INSURANCE -- 1.0%
                  100,900  Ambac Financial Group, Inc.                   4,843
                    7,550  American International Group, Inc.              828
                   44,400  MGIC Investment Corp.                         2,123
                   26,400  Radian Group Inc.                             1,345
                                                                      --------
                                                                         9,139
                                                                      --------
PUBLISHING -- 0.2%
                   85,400  Deluxe Corp.(3)                               2,151
                                                                      --------
RESTAURANTS -- 0.4%
                   54,200  Brinker International, Inc.(1)                1,728
                   67,600  Jack in the Box Inc.(1)                       1,656
                                                                      --------
                                                                         3,384
                                                                      --------
SECURITIES & ASSET MANAGEMENT -- 1.2%
                    7,500  Merrill Lynch & Co., Inc.                   765
                  131,800  Morgan Stanley Dean Witter & Co.         10,116
                                                                      --------
                                                                        10,881
                                                                      --------
SEMICONDUCTOR -- 3.6%
                   86,600  Applied Materials, Inc.(1)                    8,820
                    9,700  Conexant Systems, Inc.(1)                       581
                   78,900  Integrated Device Technology, Inc.(1)         3,790
                   92,500  Intel Corp.                                  11,733
                   45,900  Lam Research Corp.(1)                         2,104
                   33,800  LSI Logic Corp.(1)                            2,112
                   40,600  National Semiconductor Corp.(1)               2,466
                   12,300  Texas Instruments Inc.                        2,003
                                                                      --------
                                                                        33,609
                                                                      --------
SPECIALTY STORES -- 1.5%
                   23,600  Best Buy Co., Inc.(1)                         1,906
                  172,200  Home Depot, Inc.                              9,654
                    9,800  Tiffany & Co.                               712
                   43,800  Zale Corp.(1)                                 1,807
                                                                      --------
                                                                        14,079
                                                                      --------
TELEPHONE -- 4.1%
                  138,000  AT&T Corp.                                6,443
                   36,800  Bell Atlantic Corp.                           2,180

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
                  149,000  BellSouth Corp.(3)                         $  7,254
                   10,800  Dycom Industries, Inc.(1)                       562
                   68,100  GTE Corp.                                     4,614
                   28,400  MCI WorldCom, Inc.(1)                         1,291
                    6,800  NEXTLINK Communications, Inc.
                              Cl A(1)                                      573
                  175,300  SBC Communications Inc.                       7,680
                  104,000  Sprint Corp.                                  6,396
                   15,600  U S WEST, Inc.                                1,111
                                                                      --------
                                                                        38,104
                                                                      --------
TOBACCO -- 0.1%
                   26,300  Universal Corp.                                 496
                                                                      --------
WIRELESS TELECOMMUNICATIONS -- 0.9%
                   16,200  Nextel Communications, Inc.(1)                1,773
                   44,200  QUALCOMM Inc.(1)                              4,794
                   32,000  Sprint PCS(1)                                 1,760
                                                                      --------
                                                                         8,327
                                                                      --------
TOTAL COMMON STOCKS                                                    556,181
                                                                      --------
   (Cost $436,186)

U.S. TREASURY SECURITIES -- 8.1%
                   $4,075  U.S. Treasury Notes, 7.75%,
                              2/15/01                                    4,118
                    5,000  U.S. Treasury Notes, 4.875%,
                              3/31/01                                    4,930
                    2,460  U.S. Treasury Notes, 6.625%,
                              7/31/01                                    2,460
                    7,150  U.S. Treasury Notes, 6.25%,
                              8/31/02                                    7,088
                    1,000  U.S. Treasury Notes, 6.00%,
                              8/15/04                                      980
                    4,000  U.S. Treasury Notes, 7.00%,
                              7/15/06                                    4,096
                    3,300  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                    4,253
                    4,750  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                    6,178
                    8,250  U.S. Treasury Bonds, 8.875%,
                              2/15/19                                   10,569
                    4,450  U.S. Treasury Bonds, 8.50%,
                              2/15/20                                    5,554
                    2,750  U.S. Treasury Bonds, 7.50%,
                              11/15/24                                   3,186
                    4,200  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                   4,363
                    5,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                    5,114
                    4,600  U.S. Treasury Bonds, 5.25%,
                              11/15/28                                   4,041
                    7,250  U.S. Treasury Bonds, 6.125%,
                              8/15/29                                    7,264
                                                                      --------
TOTAL U.S. TREASURY SECURITIES                                          74,194
                                                                      --------
   (Cost $76,323)


10      1-800-345-2021                      See Notes to Finanncial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 2.6%
                   $5,000  FHLB, 5.50%, 8/13/01                       $  4,917
                    3,000  FNMA, 5.25%, 1/15/09                          2,602
                    4,500  FNMA, 7.25%, 1/15/10                          4,489
                    1,500  FNMA, 7.125%, 1/15/30                         1,485
                    3,750  FNMA MTN, 5.83%, 2/2/04                       3,572
                    4,000  FNMA MTN, 5.54%, 2/5/04                       3,771
                    4,000  FNMA MTN, 5.74%, 1/21/09                      3,570
                                                                      --------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                       24,406
                                                                      --------
   (Cost $25,781)

MORTGAGE-BACKED SECURITIES(4) -- 11.4%
                    3,213  FHLMC Pool #E67887, 7.00%,
                              10/1/12                                    3,143
                    4,037 FHLMC Pool #C00578, 6.50%,
                              1/1/28                                     3,776
                    3,945 FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     3,779
                    3,012 FHLMC Pool #C30060, 7.50%,
                              8/1/29                                     2,953
                    2,000  FHLMC REMIC, Series 77,
                              Class H PAC, 8.50%, 9/15/20                2,038
                    4,349  FNMA Pool #050985, 6.00%,
                              3/1/00                                     4,134
                      384  FNMA Pool #347879, 6.50%,
                              5/1/11                                       370
                    3,567  FNMA Pool #377656, 7.50%,
                              11/1/11                                    3,557
                       89 FNMA Pool #398955, 6.50%,
                              10/1/12                                       85
                      312 FNMA Pool #251700, 6.50%,
                              5/1/13                                       299
                      136 FNMA Pool #429525, 6.50%,
                              5/1/13                                       130
                      332 FNMA Pool #421163, 6.50%,
                              6/1/13                                       319
                      526 FNMA Pool #421173, 6.50%,
                              6/1/13                                       506
                      469 FNMA Pool #421501, 6.50%,
                              6/1/13                                       450
                      326 FNMA Pool #429306, 6.50%,
                              6/1/13                                       313
                      179 FNMA Pool #433184, 6.50%,
                              6/1/13                                       171
                    3,036 FNMA Pool #433885, 6.50%,
                              7/1/13                                     2,910
                    1,508  FNMA Pool #252213, 6.00%,
                              1/1/14                                     1,414
                    4,317  FNMA Pool #412562, 6.50%,
                              1/1/28                                     4,035
                    2,960  FNMA Pool #413812, 6.50%,
                              1/1/28                                     2,766
                    4,986  FNMA Pool #411821, 7.00%,
                              1/1/28                                     4,777

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $3,511  FNMA Pool #440691, 6.50%,
                              11/1/28                                 $  3,281
                    3,668  FNMA Pool #450619, 6.00%,
                              12/1/28                                    3,327
                    1,887  FNMA Pool #453956, 6.00%,
                              12/1/28                                    1,712
                    3,154  FNMA Pool #454947, 6.00%,
                              12/1/28                                    2,861
                    2,813  FNMA Pool #252211, 6.00%,
                              1/1/29                                     2,552
                    2,787  FNMA Pool #252212, 6.50%,
                              1/1/29                                     2,605
                    4,446  FNMA Pool #485403, 6.00%,
                              2/1/29                                     4,033
                    3,461  FNMA Pool #485438, 6.50%,
                              2/1/29                                     3,235
                    3,441  FNMA Pool #492315, 6.50%,
                              4/1/29                                     3,214
                    4,315  FNMA Pool #506995, 7.50%,
                              7/1/29                                     4,227
                    4,945  FNMA Pool #252874, 7.50%,
                              11/1/29                                    4,844
                    5,717  FNMA Pool #526231, 7.50%,
                              12/1/29                                    5,600
                    2,000 FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                    1,867
                    4,468  GNMA Pool #002202, 7.00%,
                              4/20/26                                    4,281
                    2,856  GNMA Pool #780412, 7.50%,
                              8/15/26                                    2,813
                    2,265  GNMA Pool #467626, 7.00%,
                              2/15/28                                    2,181
                    2,394  GNMA Pool #458862, 7.50%,
                              2/15/28                                    2,357
                    3,899  GNMA Pool #469811, 7.00%,
                              12/15/28                                   3,754
                    3,951  GNMA Pool #509502, 8.00%,
                              12/15/29                                   3,966
                                                                      --------
TOTAL MORTGAGE-BACKED SECURITIES                                       104,635
                                                                      --------
   (Cost $109,207)

ASSET-BACKED SECURITIES(4) -- 3.1%
                     2,800 CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                    2,705
                    1,082  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                             1,083
                    5,387 First Union-Lehman Brothers
                              Commercial Mortgage, Series
                             1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                             5,136
                    2,122  FNMA Whole Loan, Series
                             1995 W1, Class A6 SEQ,
                              8.10%, 4/25/25                             2,133


See Notes to Financial Statements               www.americancentury.com      11


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $6,500  GMAC Commercial Mortgage
                             Securities Inc., Series
                             1999 C1, Class A2 SEQ,
                              6.18%, 5/15/33                          $  5,858
                       3,000 Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                    2,947
                    4,250  PECO Energy Transition Trust,
                              Series 1999 A, Class A6 SEQ,
                              6.05%, 3/1/09                              3,913
                    2,474  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4, 6.78%,
                              2/15/16                                    2,469
                    2,100  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                                   2,086
                                                                      --------
TOTAL ASSET-BACKED SECURITIES                                           28,330
                                                                      --------
   (Cost $29,803)

CORPORATE BONDS -- 10.6%
AIRLINES -- 0.2%
                    2,250  Delta Air Lines Inc., 8.30%,
                              12/15/29 (Acquired 12/8/99,
                              Cost $2,231)(5)                            2,022
                                                                      --------
BANKS -- 0.5%
                       2,500 Bank of America Corp., 7.80%,
                              2/15/10                                    2,499
                       2,000 Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                             1,736
                                                                      --------
                                                                         4,235
                                                                      --------
DEFENSE/AEROSPACE -- 0.3%
                        2,550 Raytheon Co., 8.20%, 3/1/06
                             (Acquired 3/3/00, Cost
                               $2,571)(5)                                2,547
                                                                      --------
DEPARTMENT STORES -- 0.4%
                    4,000  Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                              3,854
                                                                      --------
ELECTRICAL EQUIPMENT -- 0.4%
                    4,200  Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03                   4,004
                                                                      --------
ELECTRICAL UTILITIES -- 0.6%
                    3,400  Cilcorp, Inc., 8.70%, 10/15/09                3,439
                       2,000 Texas Utilities Electric Co.,
                              8.125%, 2/1/02                             2,011
                                                                      --------
                                                                         5,450
                                                                      --------
ENERGY EQUIPMENT & SERVICES -- 0.3%
                        3,000 Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                            2,745
                                                                      --------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 0.4%
                   $3,650  EOG Resources Inc., 6.70%,
                              11/15/06                                $  3,430
                                                                      --------
FINANCIAL SERVICES -- 1.7%
                    4,000  Comdisco, Inc., 6.375%,
                              11/30/01                                   3,902
                      3,500 Ford Motor Credit Co., 6.125%,
                              4/28/03                                    3,363
                       3,000 Ford Motor Credit Co., 7.50%,
                              3/15/05                                    2,963
                       2,700 Ford Motor Credit Co., 6.75%,
                              5/15/05                                    2,584
                      3,000 Money Store Inc. (The), 8.05%,
                              4/15/02                                    3,028
                                                                      --------
                                                                        15,840
                                                                      --------
GAS & WATER UTILITIES -- 0.2%
                    2,000  K N Energy, Inc., 6.45%,
                              11/30/01                                   1,964
                                                                      --------
GOLD -- 0.4%
                        3,500 Barrick Gold Corp., 7.50%,
                              5/1/07                                     3,353
                                                                      --------
HEAVY ELECTRICAL EQUIPMENT -- 0.6%
                    6,000  Anixter International Inc., 8.00%,
                              9/15/03                                    5,903
                                                                      --------
INFORMATION SERVICES -- 0.2%
                    2,000  KPNQwest B.V., 8.125%,
                              6/1/09                                     1,910
                                                                      --------
LIFE & HEALTH INSURANCE -- 0.8%
                    5,000  Aetna Services, Inc., 6.75%,
                              8/15/01                                    4,945
                    3,600  Conseco Inc., 6.40%, 6/15/01                  2,358
                                                                      --------
                                                                         7,303
                                                                      --------
MEDIA -- 0.8%
                    1,900  British Sky Broadcasting,
                              6.875%,
                              2/23/09                                    1,667
                        2,250 CSC Holdings Inc., 7.625%,
                              7/15/18                                    1,952
                       2,000 CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                            1,897
                    2,000  Liberty Media Group, 8.25%,
                              2/1/30 (Acquired 1/26/00,
                              Cost $1,984)(5)                            1,902
                                                                      --------
                                                                         7,418
                                                                      --------
MOTOR VEHICLES & PARTS -- 0.4%
                       3,750 Lear Corp., Series B, 7.96%,
                              5/15/05                                    3,485
                                                                      --------
MULTI-INDUSTRY -- 0.4%
                       4,000 Tyco International Group SA,
                              6.875%, 9/5/02 (Acquired
                              1/11/00, Cost $3,931)(5)                   3,929
                                                                      --------


12      1-800-345-2021                      See Notes to Finanncial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
                   $5,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                $  4,923
                                                                      --------
SECURITIES & ASSET
MANAGEMENT -- 0.2%
                    2,000  Morgan Stanley Dean
                                Witter & Co.,
                              7.125%, 1/15/03                            1,978
                                                                      --------
TELEPHONE -- 1.0%
                    5,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                   4,333
                    3,000  GTE South, 7.25%, 8/1/02                      2,984
                        2,250 MCI WorldCom, Inc., 6.95%,
                              8/15/28                                    1,993
                                                                      --------
                                                                         9,310
                                                                      --------
WIRELESS TELECOMMUNICATIONS -- 0.3%
                      2,540 Vodafone AirTouch PLC, 7.125%,
                              7/15/01                                    2,526
                                                                      --------
TOTAL CORPORATE BONDS                                                   98,129
                                                                      --------
   (Cost $102,692)

SOVEREIGN GOVERNMENTS & AGENCIES -- 0.2%
                    2,000  Province of Quebec, 7.50%,
                              9/15/29                                    1,954
                                                                      --------
   (Cost $1,988)

FORWARD COMMITMENTS -- 0.6%
                    5,500  FNMA Purchase, 8.00%,
                              settlement 5/15/00                         5,491
                                                                      --------
   (Cost $5,526)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.1%*
                   $  300  FHLB Discount Notes, 5.88%,
                              5/1/00(6)                               $    300

       Repurchase Agreement, Goldman Sachs &
          Co., Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.62%, dated 4/28/00,
          due 5/1/00 (Delivery value $28,213)                           28,200
                                                                      --------
TOTAL TEMPORARY CASH INVESTMENTS                                        28,500
                                                                      --------
   (Cost $28,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                                 $921,820
                                                                      ========
   (Cost $816,006)

FUTURES CONTRACTS
                                ($ in Thousands)
                     Expiration        Underlying Face       Unrealized
     Purchased          Date           Amount at Value          Gain
--------------------------------------------------------------------------------
   7 S&P 500            June
      Futures           2000               $2,557                $60
                                       =======================================

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 2.8%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2000, was $10,400 which represented 1.1% of net assets.

(6)  Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements               www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)

ASSETS                                  (In Thousands Except Per Share Amounts)
Investment securities, at value
   (identified cost of $816,006) (Note 3) ....................      $    921,820
Cash .........................................................               188
Receivable for investments sold ..............................               963
Receivable for variation
  margin on futures contracts ................................               123
Dividends and interest receivable ............................             4,976
                                                                    ------------
                                                                         928,070
                                                                    ------------
LIABILITIES
Payable for investments purchased ............................             8,331
Payable for capital shares redeemed ..........................             3,622
Accrued management fees (Note 2) .............................               755
Distribution fees payable (Note 2) ...........................                 3
Service fees payable (Note 2) ................................                 3
Accrued expenses and other liabilities .......................                 1
                                                                    ------------
                                                                          12,715
                                                                    ------------
Net Assets ...................................................      $    915,355
                                                                    ============
NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ......................      $    779,270
Undistributed net investment income ..........................             1,841
Accumulated undistributed net realized
  gain on investment transactions ............................            28,370
Net unrealized appreciation
  on investments (Note 3) ....................................           105,874
                                                                    ------------
                                                                    $    915,355
                                                                    ============
Investor Class, $0.01 Par Value
($ and shares in full)
Net assets ...................................................      $903,001,517
Shares outstanding ...........................................        52,463,464
Net asset value per share ....................................      $      17.21

Advisor Class, $0.01 Par Value ($ and shares in full)
Net assets ...................................................      $ 12,353,843
Shares outstanding ...........................................           718,038
Net asset value per share ....................................      $      17.20


14      1-800-345-2021                      See Notes to Finanncial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

INVESTMENT INCOME                                           (In Thousands)
Income:
Interest .........................................................       $12,596
Dividends ........................................................         2,882
                                                                         -------
                                                                          15,478
                                                                         -------
Expenses (Note 2):
Management fees ..................................................         4,603
Distribution fees -- Advisor Class ...............................            15
Service fees -- Advisor Class ....................................            15
Directors' fees and expenses .....................................             2
                                                                         -------
                                                                           4,635
                                                                         -------
Net investment income ............................................        10,843
                                                                         -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .................................        31,596
Change in net unrealized appreciation
  on investments .................................................        10,184
                                                                         -------

Net realized and unrealized gain
  on investments .................................................        41,780
                                                                         -------

Net Increase in Net Assets
  Resulting from Operations ......................................       $52,623
                                                                         =======


See Notes to Financial Statements               www.americancentury.com      15


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1999

Decrease in Net Assets                                   2000            1999

OPERATIONS                                                  (In Thousands)
Net investment income ............................     $  10,843      $  23,183
Net realized gain on investments .................        31,596        126,427
Change in net unrealized appreciation
  on investments .................................        10,184        (40,562)
                                                       ---------      ---------
Net increase in net assets resulting
  from operations ................................        52,623        109,048
                                                       ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................................       (11,100)       (23,448)
  Advisor Class ..................................          (128)          (199)
From net realized gains on
 investment transactions:
  Investor Class .................................      (121,973)      (102,260)
  Advisor Class ..................................        (1,446)          (747)
                                                       ---------      ---------
Decrease in net assets from distributions ........      (134,647)      (126,654)
                                                       ---------      ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ................        72,059         (1,938)
                                                       ---------      ---------
Net decrease in net assets .......................        (9,965)       (19,544)

NET ASSETS
Beginning of period ..............................       925,320        944,864
                                                       ---------      ---------
End of period ....................................     $ 915,355      $ 925,320
                                                       =========      =========

Undistributed net investment income ..............     $   1,841      $   2,226
                                                       =========      =========


16      1-800-345-2021                      See Notes to Finanncial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Balanced Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth and current income. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class had not commenced as of April 30, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


                                                www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 1.00% for the Investor Class and 0.75% for the Advisor Class.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the six months ended April 30, 2000 were $29,088.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 2000, totaled $326,924,332 of which $60,305,057 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended April 30, 2000, totaled $364,601,966, of which $60,225,230 represented U.S. Treasury and Agency obligations.

    On April 30, 2000, accumulated net unrealized appreciation was $103,754,325, based on the aggregate cost of investments for federal income tax purposes of $818,065,931, which consisted of unrealized appreciation of $137,419,524 and unrealized depreciation of $33,665,199.


18      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                       SHARES         AMOUNT
INVESTOR CLASS                                            (In Thousands)
Shares Authorized ...............................       134,000
                                                      =========
Six months ended April 30, 2000
Sold ............................................         7,561       $ 135,361
Issued in reinvestment of distributions .........         7,769         130,600
Redeemed ........................................       (11,117)       (196,215)
                                                       --------       ---------
Net increase ....................................         4,213       $  69,746
                                                       ========       =========

Year ended October 31, 1999
Sold ............................................         9,402       $ 176,617
Issued in reinvestment of distributions .........         6,821         122,812
Redeemed ........................................       (16,358)       (305,659)
                                                       --------       ---------
Net decrease ....................................          (135)      $  (6,230)
                                                       ========       =========

ADVISOR CLASS
Shares Authorized ...............................        50,000
                                                      =========
Six months ended April 30, 2000
Sold ............................................           152       $   2,588
Issued in reinvestment of distributions .........            92           1,551
Redeemed ........................................          (104)         (1,826)
                                                       --------       ---------
Net increase ....................................           140       $   2,313
                                                       ========       =========

Year ended October 31, 1999
Sold ............................................           575       $  10,802
Issued in reinvestment of distributions .........            52             931
Redeemed ........................................          (396)         (7,441)
                                                       --------       ---------
Net increase ....................................           231       $   4,292
                                                       ========       =========

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2000.


                                                www.americancentury.com      19


Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Investor Class
                                       2000(1)        1999        1998        1997        1996       1995
PER-SHARE DATA
Net Asset Value,
   Beginning of Period ..............$ 18.95        $ 19.39     $ 19.55     $ 18.55     $ 17.70     $ 15.94
                                     -------        -------     -------     -------     -------     -------
Income From Investment Operations
  Net Investment Income(2) ..........   0.21           0.46        0.42        0.40        0.44        0.48
  Net Realized and Unrealized Gain
  on Investment Transactions ........   0.81           1.69        1.45        2.41        1.88        2.03
                                     -------        -------     -------     -------     -------     -------
  Total From Investment Operations ..   1.02           2.15        1.87        2.81        2.32        2.51
                                     -------        -------     -------     -------     -------     -------
Distributions
  From Net Investment Income ........  (0.22)         (0.47)      (0.43)      (0.43)      (0.46)      (0.48)
  From Net Realized Gains on
  Investment Transactions ...........  (2.54)         (2.12)      (1.60)      (1.38)      (1.01)      (0.27)
                                     -------        -------     -------     -------     -------     -------
  Total Distributions ...............  (2.76)         (2.59)      (2.03)      (1.81)      (1.47)      (0.75)
                                     -------        -------     -------     -------     -------     -------
Net Asset Value, End of Period ......$ 17.21        $ 18.95     $ 19.39     $ 19.55     $ 18.55     $ 17.70
                                     =======        =======     =======     =======     =======     =======
  Total Return(3) ...................   5.85%         12.03%      10.46%      16.34%      14.04%      16.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............   1.00%(4)       1.00%       1.00%       1.00%       0.99%       0.98%
Ratio of Net Investment Income
to Average Net Assets ...............   2.35%(4)       2.44%       2.16%       2.15%       2.50%       2.90%
Portfolio Turnover Rate .............     37%           128%        102%        110%        130%         85%
Net Assets, End of Period
  (in millions) .....................$   903        $   914     $   938     $   926     $   879     $   816

(1)  Six months ended April 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


20      1-800-345-2021                      See Notes to Finanncial Statements


Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                           Advisor Class
                                         2000(1)           1999           1998         1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............$    18.94        $    19.38     $    19.55    $    17.46
                                     ----------        ----------     ----------    ----------
Income From Investment Operations
  Net Investment Income(3) ..........      0.18              0.41           0.37          0.29
  Net Realized and Unrealized Gain
  on Investment Transactions ........      0.82              1.69           1.44          2.04
                                     ----------        ----------     ----------    ----------
  Total From Investment Operations ..      1.00              2.10           1.81          2.33
                                     ----------        ----------     ----------    ----------
Distributions
  From Net Investment Income ........     (0.20)            (0.42)         (0.38)        (0.24)
  From Net Realized Gains on
  Investment Transactions ...........     (2.54)            (2.12)         (1.60)         --
                                     ----------        ----------     ----------    ----------
  Total Distributions ...............     (2.74)            (2.54)         (1.98)        (0.24)
                                     ----------        ----------     ----------    ----------
Net Asset Value, End of Period ......$    17.20        $    18.94     $    19.38    $    19.55
                                     ==========        ==========     ==========    ==========
  Total Return(4) ...................      5.72%            11.74%         10.15%        13.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............      1.25%(5)          1.25%          1.25%         1.25%(5)
Ratio of Net Investment Income
to Average Net Assets ...............      2.10%(5)          2.19%          1.91%         1.90%(5)
Portfolio Turnover Rate .............        37%              128%           102%          110%
Net Assets, End of Period
(in thousands) ......................$   12,354        $   10,946     $    6,723    $    5,724

(1)  Six months ended April 30, 2000 (unaudited).

(2)  January 6, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      21


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares. Sale of the Institutional Class had not commenced as of April 30, 2000.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


22      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     AMERICAN CENTURY BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to overweight relatively undervalued sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[right margin]

INVESTMENT TEAM LEADERS

  Equity Portfolio
       JEFF TYLER

  Fixed-Income Portfolio
       JEFF HOUSTON

  Credit Research
       GREG AFIESH

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-
GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                www.americancentury.com      23


Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market-capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $10.3 billion. This is Lipper's market-capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 20-21.


24      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      25


Notes
--------------------------------------------------------------------------------


26      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0006                                 American Century Investment Services, Inc.
SH-SAN-20932                      (c)2000 American Century Services Corporation

[front cover]

April 30, 2000

AMERICAN CENTURY
SEMIANNUAL REPORT

[graphic of runners]
[graphic of person looking at computer screen]

Giftrust(reg.sm)

[american century logo (reg. sm)]
American
Century

[inside front cover]

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

   Compile all your investments, review their performance and see if you're on track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.


*Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.


American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

Giftrust
(TWGTX)
-----------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Saving for College Just Got Easier
--------------------------------------------------------------------------------

   Introducing LEARNING QUEST, a powerful new program that lets you save tax-deferred for your child's education. Key benefits include:

   * Anyone can open an account, and anyone can be named the beneficiary, even yourself.

   * The student can attend any accredited institution (college, university, vocational program) anywhere in the United States.

   * Taxes aren't due on the earnings until they are withdrawn, and earnings on qualified expenses are taxed at the student's rate.

   * High contribution limits ($127,000 for 2000).

   For more information, including estate-planning benefits, call
1-800-579-2203, or visit www.learningquestsavings.com.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III, seated, with James E. Stowers, Jr.] James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended April 30, 2000, rewarded growth investors in Giftrust, as the fund significantly outperformed its benchmark.

     The period was short, but momentous. So-called "New Economy" stocks led the market -- in both directions. Investors stampeded into technology-oriented firms at the end of 1999 and during the first quarter of 2000, triggering one of the most powerful market advances ever. Then, suddenly, came the reminder that some "old" rules of common stock investing still apply -- including one American Century's growth fund managers hold dear: stock prices ultimately depend on earnings.

     Turning to corporate matters, the months covered in this report have been important ones for American Century. Besides serving the nearly two million investors who look to American Century for investment management, we also have worked hard to serve and support the 3,000 people who work on your behalf -- to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and is essential in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's fund performance reports like this one have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal from DALBAR. You can count on us to keep looking for ways to improve the reports, literature and statements you receive from us.

     We appreciate your continued confidence in American Century.

Sincerely,
/signature/ James E. Stowers, Jr                /signature/ James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
GIFTRUST
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
   in Net Assets ..........................................................   12
   Notes to Financial
   Statements .............................................................   13
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Background Information
      Investment Philosophy
   and Policies ...........................................................   16
      Comparative Indices .................................................   16
      Portfolio Managers ..................................................   16
   Glossary ...............................................................   17


1                                                  www.americancentury.com


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six months ended April 30, 2000, saw the S&P 500, the Nasdaq Composite, and the Dow all enter the new millennium at record highs. 1999 represented the fifth consecutive year that the S&P 500 was up 20% or more. The tech-heavy Nasdaq was the biggest winner, closing 1999 by posting an unprecedented gain of 86% --the largest one-year advance ever recorded by any U.S. market index.

* During the first quarter of 2000, investors continued to rush into "New Economy" stocks, particularly those of Internet and technology companies, triggering a powerful market advance. As valuations in the technology realm grew richer, though, uncertainty and volatility both increased dramatically. Spooked by the possibility of rising interest rates, investors stampeded out of technology in early March. The Nasdaq Composite was taken down 25.33% in a single week in April.

GIFTRUST

* Giftrust turned in strong results for the six-month period, with a return more than twice that of its benchmark. The fund experienced one of its sharpest run-ups ever, gaining over 90% from October 31, 1999, through February 29, 2000. Unfortunately, investors in Giftrust had to give back a portion of that gain when high-expectation growth stocks underwent a correction.

* Giftrust was buoyed by significant investments in technology-oriented companies, particularly those providing communications equipment or technology associated with the expansion of the Internet, where the level of traffic is doubling every few months. Firms producing semiconductors, components for fiber-optic communications systems, and software that enables electronic commerce on the Internet were among the fund's top performers. Apart from technology, Giftrust was helped by selective investments in the healthcare and utility sectors.

* Shifts in the portfolio over the period included a reduction of investments in cable firms, and increased positions in energy services companies resulting from rising oil prices and increased drilling and production by major oil companies.

[left margin]

                     GIFTRUST
                      (TWGTX)
       TOTAL RETURNS:    AS OF 4/30/00
          6 Months         56.94%*
          1 Year          113.18%
       INCEPTION DATE:    11/25/83
       NET ASSETS:      $2.0 billion

*Not annualized.

Investment terms are defined in the Glossary on pages 17-18.


2        1-800-345-2021


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]
James E. Stowers III, Chief Executive Officer of American Century

     Common stock investors will look back on the six-month interval covered by this report as one of the more extraordinary short-term experiences in stock market history.

     The major market indices -- the Standard & Poor's 500 Index, the Nasdaq Composite, and the Dow Jones Industrial Average -- all entered the new millennium at record highs. The Nasdaq ended 1999 with a stunning 86% gain, the largest one-year increase in any U.S. market index -- ever. The S&P 500 notched its fifth consecutive year with a return of 20% or more.

HIGH EXPECTATIONS

     This performance led investors to carry unrealistically high expectations into 2000. Surveys showed the average investor expected the stock market overall to rise 15% in 2000, and his or her stock portfolio to gain 18%. Perhaps they also were reading headlines like this one from our hometown paper, The Kansas City Star, in January: "New tech stocks defy old rules."

     The Star appeared to be right. "New Economy" stocks -- especially those associated with the Internet and biotechnology -- were all investors wanted to own.

     But what may have started out as "rational exuberance" for technology issues turned into rampant speculation as 2000 progressed. This was most evident in the extraordinary strength of the new-issue market, where hundreds of unseasoned, untested, "dot-com" companies soared in price, as investors scrambled to own the next America Online or Yahoo!. The technology run-up blew past three interest rate increases as if they had never happened.

     Herd-like behavior took the Nasdaq Composite up 70% from October 31, 1999, the start of this report period, to a record 5,049 on March 10. In contrast, the S&P 500 gained 2.63%. Many aggressive growth funds needed an extra decimal space in the newspaper mutual fund tables to accommodate their outsized returns.

$2 TRILLION DISAPPEARS

     But extreme market moves of this dimension do not last forever. In early March, a controversy involving the ownership of genetic information staggered the biotech sector, and one month later, the malaise had spread to technology. By April 10, investors had decided how high was too high and let the air out of the technology balloon. Nasdaq suffered its worst week ever, dropping 25.33%. More than $2 trillion in investor wealth evaporated.

     Right now, the stock market is moving in fits and starts, not sure where it wants to go. Investors' enthusiasm for technology is still high; however, they also have higher standards for the tech stocks they own. With first-quarter earnings appearing strong, wages up and the economy humming, the tug between interest rates and inflation will weigh on the stock market for a while, along with a higher degree of volatility. That means investors may have to recapture something that's been missing for a while: patience.

[right margin]

"INVESTORS' ENTHUSIASM FOR TECHNOLOGY IS STILL HIGH; HOWEVER, THEY ALSO HAVE HIGHER STANDARDS FOR THE TECH STOCKS THEY OWN."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2000

S&P 500                     7.19%
S&P MIDCAP 400             21.26%
RUSSELL 2000               18.72%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.


MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2000

[mountain chart data below]

             S&P 500         S&P Mid-Cap 400      Russell 2000
10/31/99      $1.00              $1.00              $1.00
11/30/99      $1.02              $1.05              $1.06
12/31/99      $1.08              $1.12              $1.18
1/31/00       $1.03              $1.08              $1.16
2/29/00       $1.01              $1.16              $1.35
3/31/00       $1.11              $1.26              $1.26
4/30/00       $1.07              $1.21              $1.19

Value on 4/30/00
S&P 500          $1.07
S&P MidCap 400   $1.21
Russell 2000     $1.19


                                                  www.americancentury.com      3


Giftrust--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                                    GIFTRUST               RUSSELL 2000
                                                              GROWTH
6 MONTHS(1) ........................  56.94%                  27.78%
1 YEAR ............................. 113.18%                  31.38%
AVERAGE ANNUAL RETURNS
3 YEARS ............................  32.12%                  22.02%
5 YEARS ............................  18.67%                  16.96%
10 YEARS ...........................  22.60%                  13.96%
LIFE OF FUND(2) ....................  20.39%                  10.29%(3)

(1)  Returns for periods less than one year are not annualized.
(2)  Inception was 11/25/83.
(3) Since 11/30/83, the date nearest the fund's inception for which data are available.

See pages 16-17 for information about the Russell 2000 Growth Index and returns

GROWTH OF $10,000 OVER 10 YEARS

[mountain chart data below]

Value on 4/30/00
Giftrust                    $76,628
Russell 2000 Growth Index   $36,930

                Giftrust     Russell 2000 Growth
4/30/90         $10,000           $10,000
4/30/91         $11,612           $11,279
4/30/92         $15,071           $12,793
4/30/93         $18,960           $13,547
4/30/94         $24,617           $15,517
4/30/95         $32,554           $16,872
4/30/96         $45,627           $23,511
4/30/97         $33,271           $20,328
4/30/98         $45,502           $29,211
4/30/99         $35,937           $28,109
4/30/00         $76,628           $36,930

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart data below]

            Giftrust        Russell 2000 Growth
4/30/1991     16.12%               12.79%
4/30/1992     29.79%               13.42%
4/30/1993     25.80%                5.90%
4/30/1994     29.84%               14.54%
4/30/1995     32.24%                8.73%
4/30/1996     40.16%               39.35%
4/30/1997    -27.08%              -13.54%
4/30/1998     36.76%               43.70%
4/30/1999    -21.02%               -3.77%
4/30/2000    113.18%               31.38%


4      1-800-345-2021


Giftrust--Q&A
--------------------------------------------------------------------------------

[photo of Tom Telford, Chris Boyd and John Seitzer]

     An interview with Tom Telford, Chris Boyd, and John Seitzer, portfolio managers on the Giftrust investment team.

HOW DID GIFTRUST PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 2000?

     Giftrust turned in strong results for the period. The fund gained 56.94%, more than twice the 27.78% increase posted by its benchmark, the Russell 2000 Growth Index. In contrast, the average mid-cap growth fund tracked by Lipper Inc., gained 39.55%.

     Nestled in this period was one of the strongest short-term increases the fund has ever experienced. Giftrust was up a remarkable 90.22% from the end of October until the end of February. However, a correction in technology stocks in March and April shaved away a portion of that outsized gain.

WHAT HELPED THE FUND SUBSTANTIALLY OUTPERFORM ITS BENCHMARK?

     There are several factors behind our performance, beginning with our investment approach. We are aggressive growth investors: the most attractive company to us is one whose earnings and revenues are growing at an accelerating pace, faster this quarter than the last one, and the one before that. In addition, we want evidence that the company is in position to sustain its growth.

     The market played to our strength. Growth stocks of smaller and midsized companies--our hunting ground-- performed particularly well during the period. Within that universe, technology stocks unquestionably delivered the best returns. We were positioned to take advantage of the market's preference, with nearly half of Giftrust invested in a broad mix of technology-oriented companies at the start of the period.

WHAT COMPANIES OR SECTORS CONTRIBUTED THE MOST TO PERFORMANCE?

     Much of Giftrust's gain can be traced to investments in three broad industry groups that are tied closely to the "digital revolution" that is reshaping our economy and the way we live and work: semiconductors (computer chips), electrical equipment and computer software. Together, these three groups account for more than 60% of the fund's assets.

     Most of us had never heard of the Internet four years ago. Today, using PCs and laptops, we routinely surf the Internet to do research, send and receive electronic mail, and shop for everything from airline tickets to insurance to cars. And although still in its infancy, "B2B"--business-to-business electronic commerce over the Net--is quickly making the purchase order process obsolete. The Department of Commerce estimates that the annual volume of Internet B2B commerce will reach $300 billion by 2002.

     The upshot is this: Internet traffic is doubling roughly every 100 days--which means the capacity of the communications pipelines carrying all these bits and bytes must grow in tandem. That's where many of the companies we own come into play: building out the Internet.

     Though microscopic in size, semiconductors are the workhorses of the Internet, processing and storing the information millions of us click for every

[right margin]

"NESTLED IN THIS PERIOD WAS ONE OF THE STRONGEST SHORT-TERM INCREASES THE FUND HAS EVER EXPERIENCED. GIFTRUST WAS UP A REMARKABLE 90.22% FROM THE END OF OCTOBER UNTIL THE END OF FEBRUARY."

PORTFOLIO AT A GLANCE
                                                 4/30/00          10/31/99
NO. OF COMPANIES                                  74                76
MEDIAN P/E RATIO                                 86.0              43.8
MEDIAN MARKET                                    $4.21            $3.16
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                              40%(1)            117%(2)
EXPENSE RATIO (FOR
INVESTOR CLASS)                                1.00%(3)            1.00%

(1)    Six months ended 4/30/00.
(2)    Year ended 10/31/99.
(3)    Annualized.

Investment terms are defined in the Glossary on pages 17-18.


                                                  www.americancentury.com      5


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

day. Giftrust owns PMC Sierra, a premium producer of semiconductors for communications equipment that links computer networks. We're not alone in our recognition of PMC's accelerating growth; the stock gained 307% over the six-month period. We also raised our stake in Conexant Systems, Inc., a broadband semiconductor company whose chips are used in a variety of communications devices, such as modems, cellular phones and digital cameras, as well as in communications equipment that links computer networks.

     Our search for accelerating growth also led us to makers of equipment that semiconductor companies use to produce their tiny chips. Two examples are Teradyne Inc., and PRI Automation. Teradyne is the world's largest supplier of test equipment and software used in the production of semiconductors and circuit boards. PRI Automation makes systems that automate the movement and storage of semiconductors as they go through the fabrication process.

WHERE DID YOU FIND ACCELERATING GROWTH IN THE ELECTRICAL EQUIPMENT INDUSTRY?

     A number of our investments there are firms that make equipment and components used in fiber-optic communications systems, the backbone of the Internet. Less than 20 years ago, data traveled primarily over copper wires which have a top speed of about one page per second. Today, in that same second, one strand of optical fiber can transmit the equivalent of 90,000 volumes of an encyclopedia. Giftrust's third-largest holding is JDS Uniphase (JDSU), the leading maker of complex components and laser systems for fiber-optic networks. Demand for JDSU's technology from communications equipment providers, such as Nortel Networks and Lucent Technologies, is so great that the company intends to increase production capacity fourfold. GlobeSpan, Inc., a newcomer to the portfolio, provides digital subscriber line (DSL) technology that enables high-speed data transmission over existing copper telephone wires. Its shares gained 295% during the period.

ABOUT ONE-FOURTH OF GIFTRUST'S ASSETS ARE INVESTED IN SOFTWARE COMPANIES. WHAT'S DRIVING GROWTH THERE?

     Two words: electronic commerce. A strong contributor in our portfolio over the period was BEA Systems, Inc. This firm makes "middleware"--software that links the multiple computer systems and databases that companies need to operate their Web sites.

     Another significant software holding in the same field has been TIBCO Software, Inc. TIBCO's products focus on the rapidly expanding B2B marketplace. The company's shares rose almost 600% during the period, making it our top contributor to results.

     In the area of data storage, we own shares of Veritas Software Corporation. The company was just chosen to provide data-protection capabilities to the U.S. Census Bureau. Two other noteworthy names were Mercury Interactive Corporation and Rational Software Corporation. Mercury's software is used by corporations to test the capacities of their Internet sites. Rational makes software used to develop other software.

WHAT WERE SOME SUCCESSFUL INVESTMENTS OUTSIDE TECHNOLOGY?

     Our proprietary database frequently leads us to companies experiencing accelerating growth in unexpected areas of the economy. For example, our eighth-largest holding is Calpine Corporation, the nation's fastest-growing independent power company. Calpine provides

[left margin]

TOP TEN HOLDINGS
                                            % OF FUND INVESTMENTS
                                         AS OF             AS OF
                                       4/30/00            10/31/99
BEA SYSTEMS, INC.                       6.5%                2.8%
TIBCO SOFTWARE INC.                     6.0%                1.6%
JDS UNIPHASE CORP.                      5.9%                3.7%
PMC-SIERRA, INC.                        5.4%                1.8%
GEMSTAR INTERNATIONAL
     GROUP LTD.                         4.1%                6.1%
CONEXANT SYSTEMS, INC.                  2.8%                1.9%

FLEXTRONICS
     INTERNATIONAL LTD.
     ADR                                2.6%                2.1%
CALPINE CORP.                           2.4%                2.3%
MERCURY INTERACTIVE
     CORP.                              2.4%                1.7%
JABIL CIRCUIT, INC.                     2.1%                2.1%

TOP FIVE INDUSTRIES
                                            % OF FUND INVESTMENTS
                                        AS OF              AS OF
                                       4/30/00            10/31/99
COMPUTER SOFTWARE                      24.8%               10.9%
SEMICONDUCTOR                          22.1%               16.5%
ELECTRICAL EQUIPMENT                   18.9%                8.5%
INTERNET                                6.2%                6.5%
INFORMATION SERVICES                    6.2%               13.4%


6      1-800-345-2021


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

electricity in 20 states and parts of Canada. The company's first-quarter 2000 earnings were up more than 300% from the same quarter a year earlier.

     In the healthcare area, we started a position in Health Management Associates, Inc., (HMA) an operator of acute-care hospitals located primarily in rural areas in the Southeast and Southwest. Those communities are often underserved medically, and the populations in the areas HMA serves are growing more rapidly than in other parts of the country. HMA's shares rose nearly 80% during the period.

     In terms of new investments, we were rewarded for a position we initiated in SanDisk Corporation. This firm makes "flash memory" products that store data, digital images and digital audio in a growing number of applications, such as digital cameras, cellular handsets, and portable music players. The stock has gained 164% since we purchased it.

WHICH COMPANIES DIDN'T LIVE UP TO YOUR EXPECTATIONS?

     We didn't get the boost we'd hoped for from our investment in Power Integrations, Inc. Among its products are semiconductors that go into battery chargers for cellular phones, primarily for high-end handsets. When one of the company's larger clients indicated it was going to raise its production of inexpensive cell phones that do not use Power Integration's chips, investors pummeled the stock, making it Giftrust's worst performer.

     Another laggard was a high-tech financial services company called Express Scripts. Involved in "pharmacy benefit management," Express Scripts is electronically linked to 50,000 pharmacies around the country and manages prescription benefits for corporations and other clients. Although it's the leader in its field, we think the company is facing an uncertain future due to regulatory issues. We sold our position entirely.

WHAT SHIFTS DID YOU MAKE IN GIFTRUST'S PORTFOLIO DURING THE PERIOD?

     We reduced our investments in cable firms. Cable service providers are investing in their networks to carry the next generation of digital services. We shifted our focus to companies supplying them with technology and equipment.

     In the energy area, increased oil field activity led us to raise our weighting in oil services companies, such as Weatherford International, which provides equipment used in the drilling and production of oil and natural gas wells, and off-shore drillers, including Global Marine, Inc. Oil services turned out to be one of our top-contributing industries for the period.

HAS A NEW MANAGER BEEN ADDED TO THE GIFTRUST TEAM?

     Yes. Tom Telford was promoted to portfolio manager in February. He previously was an investment analyst for Giftrust. Tom joined the company in 1996.

WHAT ARE YOUR PLANS FOR GIFTRUST OVER THE NEXT SIX MONTHS?

     We will continue to apply our investment approach with diligence and discipline. Right now, we're seeing unprecedented levels of volatility in the markets as a result of concerns about higher interest rates, and extreme valuations on many technology-oriented companies. We think the best way to ride through volatile periods is by owning the types of firms our process is designed to lead us to: successful businesses with solid earnings. This is especially true in the technology area, where the recent correction has made investors much more discriminating.

[right margin]

"WE THINK THE BEST WAY TO RIDE THROUGH VOLATILE PERIODS IS BY OWNING THE TYPES OF FIRMS OUR PROCESS IS DESIGNED TO LEAD US TO: SUCCESSFUL BUSINESSES WITH SOLID EARNINGS."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                          AS OF APRIL 30, 2000
COMMON STOCKS                                    97.0%
 TEMPORARY CASH INVESTMENTS                       3.0%

[pie chart]

                                          AS OF OCTOBER 31, 1999

 COMMON STOCKS                                  98.0%
 TEMPORARY CASH INVESTMENTS                      2.0%

[pie chart]


                                                  www.americancentury.com      7


Giftrust--Schedule of Investments
--------------------------------------------------------------------------------
APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                         Value

COMMON STOCKS -- 97.3%

COMPUTER HARDWARE &  BUSINESS MACHINES -- 0.3%
                   83,700  Proxim, Inc.(1)               $          6,406
                                                           --------------------
COMPUTER SOFTWARE -- 24.8%
                2,651,000  BEA Systems, Inc.(1)                   127,662
                  258,400  Cognos, Inc.(1)                          9,690
                1,766,600  Gemstar International Group Ltd.(1)     81,650
                  167,400  i2 Technologies, Inc.(1)                21,647
                  516,000  Mercury Interactive Corp.(1)            46,408
                  467,200  Rational Software Corp.(1)              39,756
                   94,900  Siebel Systems, Inc.(1)                 11,664
                1,337,400  TIBCO Software Inc.(1)                 119,071
                  297,000  Veritas Software Corp.(1)               31,863
                                                           --------------------
                                                                  489,411
                                                           --------------------
DEPARTMENT STORES -- 1.2%
                1,259,800  Family Dollar Stores, Inc.              24,015
                                                           --------------------
DRUGS -- 4.7%
                   60,400  Abgenix, Inc.(1)                         5,408
                  429,200  Biovail Corp. International(1)          20,467
                  283,200  Enzon, Inc.(1)                          10,540
                  340,000  Millennium Pharmaceuticals, Inc.(1)     26,966
                   98,000  Protein Design Labs, Inc.(1)             9,981
                  209,800  QLT PhotoTherapeutics Inc.(1)           11,664
                  278,800  Tanox, Inc.(1)                           8,146
                                                           ---------------------
                                                                   93,172
                                                           ---------------------
ELECTRICAL EQUIPMENT -- 18.9%
                  150,000  ADC Telecommunications, Inc.(1)          9,108
                  519,100  ANTEC Corp.(1)                          27,869
                  254,400  Comverse Technology, Inc.(1)            22,697
                  555,100  Digital Microwave Corp.(1)              20,487
                  733,800  Flextronics International Ltd. ADR(1)   51,572
                  266,800  Harmonic Inc.(1)                        19,685
                  985,800  Jabil Circuit, Inc.(1)                  40,356
                1,121,136  JDS Uniphase Corp.(1)                  116,283
                   70,100  Netro Corp.(1)                           3,060
                  602,200  P-COM, Inc.(1)                           6,492
                  157,200  Powerwave Technologies, Inc.(1)         32,703
                   90,000  Sawtek Inc.(1)                           4,317
                  325,600  Tekelec, Inc.(1)                        11,345
                  360,900  Viasystems Group, Inc.(1)                5,752
                                                            --------------------
                                                                  371,726
                                                            --------------------
Shares                 ($ in Thousands)                           Value
-------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 2.4%
                  511,000  Calpine Corp.(1)                   $    46,756
                                                             ------------------
INFORMATION SERVICES -- 6.2%
                  604,600  CBT Group Public Limited
                              Company ADR(1)                       29,096
                  272,100  Diamond Technology Partners Inc.(1)     21,555
                  499,500  eLoyalty Corp.(1)                        8,211
                  856,100  Proxicom, Inc.(1)                       29,214
                  400,400  Sapient Corp.(1)                        31,694
                   46,000  Wireless Facilities, Inc.(1)             2,659
                                                             ------------------
                                                                  122,429
                                                            -------------------
INTERNET -- 6.2%
                   99,200  Ariba, Inc.(1)                           7,344
                  169,700  Art Technology Group, Inc.(1)            10,272
                  156,000  Commerce One, Inc.(1)                     9,521
                  276,600  Exodus Communications, Inc.(1)           24,436
                  339,600  GlobeSpan, Inc.(1)                       32,570
                  161,300  Inktomi Corp.(1)                         24,825
                  297,000  USinternetworking, Inc.(1)                7,379
                  135,000  Vignette Corporation(1)                   6,514
                                                             ------------------
                                                                   122,861
                                                             ------------------
MEDIA -- 3.3%
                  185,000  Hispanic Broadcasting Corp.(1)           18,662
                  792,600  TV Guide, Inc. Cl A(1)                   23,803
                  210,000  Univision Communications Inc. Cl A(1)    22,942
                                                              ------------------
                                                                    65,407
                                                              ------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
                  187,700  Aclara BioSciences, Inc.(1)               7,027
                   38,600  Aurora Biosciences Corp.(1)               1,394
                  114,100  Nanogen, Inc.(1)                          2,774
                                                              ------------------
                                                                    11,195
                                                              ------------------
MEDICAL PROVIDERS & SERVICES -- 1.4%
                1,652,500  Health Management Associates, Inc.(1)     26,337
                                                              ------------------
OIL SERVICES -- 5.2%
                  561,800  Ensco International Inc.                  18,645
                  970,700  Global Marine Inc.(1)                     23,297
                  606,300  R&B Falcon Corp.(1)                       12,581
                  352,900  Sante Fe International                    12,131
                  284,500  Transocean Sedco Forex, Inc.              13,372
                  563,400  Weatherford International, Inc.(1)        22,888
                                                              ------------------
                                                                    102,914
                                                              ------------------


8          1-800-345-2021                      See Notes to Financial Statements


Giftrust--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)
Shares                     ($ in Thousands)                           Value

SEMICONDUCTOR -- 22.1%
                  105,000  Altera Corp.(1)                $          10,733
                  175,000  Applied Micro Circuits Corp.(1)           22,548
                  395,600  Asyst Technologies, Inc.(1)               21,152
                  302,300  Chartered Semiconductor
                              Manufacturing ADR(1)                   26,470
                  916,200  Conexant Systems, Inc.(1)                 54,886
                  219,300  Exar Corp.(1)                             17,578
                  563,400  Grant Prideco, Inc.(1)                    10,845
                  376,600  Lattice Semiconductor Corp.(1)            25,232
                  557,800  PMC-Sierra, Inc.(1)                      106,993
                  356,000  Power Integrations, Inc.(1)                8,121
                  368,700  PRI Automation, Inc.(1)                   29,461
                  340,000  Qlogic Corp.(1)                           34,096
                  330,000  SanDisk Corp.(1)                          30,226
                  326,800  Teradyne, Inc.(1)                         35,948
                                                              ------------------
                                                                    434,289
                                                              ------------------
TOTAL COMMON STOCKS                                               1,916,918
                                                              ------------------
     (Cost $863,292)
                           ($ in Thousands)                         Value

TEMPORARY CASH INVESTMENTS -- 2.7%
     Repurchase Agreement, BA Security Services,
        Inc., (U.S. Treasury obligations), in a joint
        trading account at 5.67%, dated 4/28/00,
        due 5/1/00 (Delivery value $27,113)                          27,100

     Repurchase Agreement, Merrill Lynch & Co.
        Inc., (U.S. Treasury obligations), in a joint
        trading account at 5.65%, dated 4/28/00,
        due 5/1/00 (Delivery value $26,713)                          26,700
                                                              ------------------
TOTAL TEMPORARY CASH INVESTMENTS                                     53,800
                                                              ------------------
    (Cost $53,800)
TOTAL INVESTMENT SECURITIES -- 100.0%                            $1,970,718
                                                              ==================
    (Cost $917,092)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


See Notes to Financial Statements                 www.americancentury.com     9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)
ASSETS                                (In Thousands Except Per-Share Amounts)
Investment securities, at value
(identified cost of $917,092) (Note 3) .......................      $ 1,970,718
Receivable for investments sold ..............................           25,760
Dividends and interest receivable ............................               25
                                                                    -----------
                                                                      1,996,503
                                                                    -----------

LIABILITIES
Disbursements in excess of demand deposit cash ...............              352
Payable for investments purchased ............................            4,163
Accrued management fees (Note 2) .............................            1,526
Payable for directors' fees and expenses .....................                1
Accrued expenses and other liabilities .......................                3
                                                                    -----------
                                                                          6,045
                                                                    -----------
NET ASSETS ...................................................      $ 1,990,458
                                                                    ===========
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...................................................          200,000
                                                                    ===========
Outstanding ..................................................           47,328
                                                                    ===========
NET ASSET VALUE PER SHARE ....................................      $     42.06
                                                                    ===========
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................      $   946,901
Accumulated net investment loss ..............................           (7,991)
Accumulated undistributed net realized
loss on investment transactions ..............................           (2,078)
Net unrealized appreciation on investments (Note 3) ..........        1,053,626
                                                                    -----------
                                                                    $ 1,990,458
                                                                    ===========


10         1-800-345-2021                      See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
INVESTMENT LOSS                                                (In Thousands)
Income:
Interest .......................................................      $   1,148
Dividends ......................................................            292
                                                                      ---------
                                                                          1,440
                                                                      ---------

Expenses (Note 2):
Management fees ................................................          9,427
Directors' fees and expenses ...................................              4
                                                                      ---------
                                                                          9,431
                                                                      ---------

Net investment loss ............................................         (7,991)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...............................        122,041
Change in net unrealized appreciation on investments ...........        599,833
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................        721,874
                                                                      ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........      $ 713,883
                                                                      =========


See Notes to Financial Statements                www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1999

INCREASE IN NET ASSETS
                                                     2000                  1999
OPERATIONS                                                  (In Thousands)
Net investment loss ..........................     $    (7,991)     $    (6,317)
Net realized gain on investments .............         122,041           24,582
Change in net unrealized appreciation
on investment transactions ...................         599,833          440,765
                                                   -----------      -----------
Net increase in net assets resulting
from operations ..............................         713,883          459,030
                                                   -----------      -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................          53,464           49,917
Payments for shares redeemed .................         (27,158)         (16,082)
                                                   -----------      -----------
Net increase in net assets from
capital share transactions ...................          26,306           33,835
                                                   -----------      -----------
NET INCREASE IN NET ASSETS ...................         740,189          492,865

NET ASSETS
Beginning of period ..........................       1,250,269          757,404
                                                   -----------      -----------
End of period ................................     $ 1,990,458      $ 1,250,269
                                                   ===========      ===========
Accumulated net investmen ....................     $    (7,991)            --
TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................           1,355            2,452
Redeemed .....................................            (675)            (765)
                                                   -----------      -----------
Net increase .................................             680            1,687
                                                   ===========      ===========


12  1-800-345-2021                             See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Giftrust (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at April 30, 2000.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.


--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2000, totaled $724,713,596 and $758,158,892.

     On April 30, 2000, accumulated net unrealized appreciation on investments was $1,052,002,170, based on the aggregate cost of investments for federal income tax purposes of $918,715,914, which consisted of unrealized appreciation of $1,101,875,157 and unrealized depreciation of $49,872,987.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months April 30, 2000.


14      1-800-345-2021


Giftrust--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                           FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                   2000(1)           1999          1998          1997            1996             1995
PER-SHARE DATA

Net Asset Value,
Beginning of Period .........   $   26.80        $   16.85     $   25.46     $   25.79       $   25.63         $   20.50
                                ---------        ---------     ---------     ---------       ---------         ---------
Income From Investment
 Operations
  Net Investment Loss .......       (0.17)(2)        (0.14)        (0.12)(2)     (0.18)(2)       (0.20)(2)      (0.16)(2)
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ...       15.43            10.09         (7.74)         0.63            2.46              6.37
                                ---------        ---------     ---------     ---------       ---------         ---------
  Total From Investment
   Operations ...............       15.26             9.95         (7.86)         0.45            2.26              6.21
                                ---------        ---------     ---------     ---------       ---------         ---------
Distributions
  From Net Realized Gains on
  Investment Transactions ...        --               --           (0.75)        (0.78)          (2.10)            (1.08)
  In Excess of Net
Realized Gains ..............        --               --           --(3)          --              --                --
                                ---------        ---------     ---------     ---------       ---------         ---------
  Total Distributions .......        --               --           (0.75)        (0.78)          (2.10)            (1.08)
                                ---------        ---------     ---------     ---------       ---------         ---------
Net Asset Value,
End of Period ...............   $   42.06        $   26.80     $   16.85     $   25.46       $   25.79         $   25.63
  Total Return(4) ...........       56.94%           59.05%       (31.55)%        1.95%           9.72%            32.52%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .......        1.00%(5)         1.00%         1.00%         1.00%           0.98%             0.98%
Ratio of Net Investment
Loss to Average Net Assets ..   (0.85)%(5)           (0.66)%       (0.54)%       (0.74)%         (0.80)%           (0.70)%
Portfolio Turnover Rate .....          40%             117%          147%          118%            121%              105%
Net Assets, End of Period
(in millions) ...............   $   1,990        $   1,250     $     757     $   1,024       $     866         $     561

(1)  Six months ended April 30, 2000 (unaudited).
(2)  Computed using average shares outstanding throughout the period.
(3)  Per share amount was less than $0.005.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)  Annualized.


See Notes to Financial Statements                 www.americancentury.com     15


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY GIFTRUST generally invests in the securities of small and medium-sized companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 GROWTH INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS
  Giftrust
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA
       TOM TELFORD, CFA


16      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                 www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                            RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                              RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                            RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                              RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Large Cap Value
Strategic Allocation:            Tax-Managed Value
   Moderate                      Income & Growth
Strategic Allocation:            Value
   Conservative                  Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY               INTERNATIONAL

Veedot(reg.sm)                   Global Gold             Emerging Markets
New Opportunities                                        International Discovery
Giftrust(reg.tm)                                         International Growth
Vista                                                    Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                              RISK LEVEL - MODERATE

                                    SPECIALTY

                            Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES


0006                                 American Century Investment Services, Inc.
SH-SAN-20656                      (c)2000 American Century Services Corporation

[front cover]

APRIL 30, 2000

AMERICAN CENTURY(reg.sm)
SEMIANNUAL REPORT

[graphic of runners]

Limited-Term Bond
Intermediate-Term Bond
Bond


[american century logo(reg.sm)]
American
Century

[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

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* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

LIMITED-TERM BOND
(ABLIX)
------------------------

INTERMEDIATE-TERM BOND
(TWITX)
------------------------

BOND
(TWLBX)
------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Saving for College Just Got Easier
--------------------------------------------------------------------------------

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   * High contribution limits ($127,000 for 2000).

   For more information, including estate-planning benefits, call
1-800-579-2203, or visit www.learningquestsavings.com.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended April 30, 2000, proved relatively difficult for U.S. bond investors, as the pace of U.S. economic growth and inflation quickened. Trying to keep economic growth and inflation under control, the Federal Reserve raised short-term interest rates three times in the last six months.

     Although higher rates put significant pressure on bond prices overall, Treasury bonds held up relatively well because of the Treasury Department's efforts to reduce government debt. American Century Limited-Term Bond, Intermediate-Term Bond, and Bond were able to offer better-than-average yields in that environment, but their returns slightly lagged their respective Lipper peer groups. (Detailed performance information on the funds can be found on pages 4, 9, and 15.)

     Besides serving the two million investors who look to American Century for investment management, we also have an obligation to the 3,000 people who work on your behalf--to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly--acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's shareholder reports--like this one--have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal of approval from DALBAR. You can count on us to keep looking for ways to improve the reports, literature, and statements you receive from us.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
LIMITED-TERM BOND
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    7
INTERMEDIATE-TERM BOND
   Performance Information ................................................    9
   Management Q&A .........................................................   10
   Schedule of Investments ................................................   12
BOND
   Performance Information ................................................   15
   Management Q&A .........................................................   16
   Schedule of Investments ................................................   18
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   21
   Statements of Operations ...............................................   22
   Statements of Changes
      in Net Assets .......................................................   23
   Notes to Financial
      Statements ..........................................................   24
   Financial Highlights ...................................................   27
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   33
   Background Information
      Investment Philosophy
         and Policies .....................................................   34
      Comparative Indices .................................................   34
      Lipper Rankings .....................................................   34
      Investment Team
         Leaders ..........................................................   34
      Credit Rating
         Guidelines .......................................................   34
   Glossary ...............................................................   35


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Inflation fears and rising interest rates buffeted U.S. bonds during the six months ended April 30, 2000, leading to a disappointing performance for most fixed-income securities.

* In response to robust economic growth and rising inflation, the Fed continued to raise interest rates.

* In spite of that unfavorable environment, Treasury bonds rallied in the first quarter of 2000 because of widely anticipated cutbacks in supply.

* Bonds outside of the Treasury market--including mortgage-backed, government agency, and corporate securities--did not fare as well.

LIMITED-TERM BOND

* The fund provided a higher yield than its average Lipper peer, in spite of the difficult performance environment, but it underperformed in terms of total return. (See detailed performance information on page 4.)

* We sold Treasurys to meet the fund's significant cash outflows, resulting in a smaller Treasury position than we would have preferred.

* We kept Limited-Term Bond's duration--its sensitivity to interest rate fluctuations--fairly short relative to that of its Lipper peers and benchmark over the six months, meaning that the fund was less affected as interest rates went up.

* We will probably maintain that duration position for now, while continuing to monitor the relative values of fixed-income securities.

INTERMEDIATE-TERM BOND

* The fund provided a higher yield than its average Lipper peer, in spite of the difficult performance environment, but it fell just shy of the group's average total return. (See detailed performance information on page 9.)

* Since the fund was a bit overweight in corporates--the bottom performers over the six months--compared with many of its Lipper peers, the result was a slightly lower relative return.

* We kept the fund's duration--a measure of sensitivity to changes in interest rates--fairly neutral relative to that of its Lipper group.

* Spreads have widened considerably over the last four months, so there may finally be some light at the end of the tunnel for non-Treasurys.

BOND

* The fund provided a higher yield than its average Lipper peer, in spite of the difficult performance environment, but it fell just shy of the group's average total return. (See detailed performance information on page 15.)

* We kept the fund's duration--a measure of sensitivity to changes in interest rates--short, relative to that of its Lipper group.

* We increased the portfolio's Treasury exposure to take advantage of the positive effects of the Treasury Department's buy-back efforts, while decreasing its corporate bond holdings.

* The net result of those adjustments was that the portfolio's exposure to securities rated A and lower decreased, while AAA holdings rose.

[left margin]

              LIMITED-TERM BOND(1)
                     (ABLIX)
    TOTAL RETURNS:            AS OF 4/30/00
       6 Months                       0.99%(2)
       1 Year                         2.01%
    30-DAY SEC YIELD:                 6.56%
    INCEPTION DATE:                  3/1/94
    NET ASSETS:               $13.8 million(3)

           INTERMEDIATE-TERM BOND(1)
                    (TWITX)
    TOTAL RETURNS:            AS OF 4/30/00
       6 Months                       0.73%(2)
       1 Year                         0.15%
    30-DAY SEC YIELD:                 6.78%
    INCEPTION DATE:                  3/1/94
    NET ASSETS:               $31.6 million(3)

                    BOND(1)
                    (TWLBX)
    TOTAL RETURNS:            AS OF 4/30/00
       6 Months                       0.47%(2)
       1 Year                        -0.62%
    30-DAY SEC YIELD:                 6.86%
    INCEPTION DATE:                  3/2/87
    NET ASSETS:              $109.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 4, 9, and 15. Investment terms are defined in the Glossary on pages 35-36.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE SNAPSHOT

     Inflation fears and rising interest rates buffeted U.S. bonds during the six months ended April 30, 2000, leading to a disappointing performance for most fixed-income securities. The Lehman Brothers Aggregate Bond Index--a broad measure of U.S. bond performance--returned 1.42%.

VIBRANT GROWTH

     The U.S. economy reached a record tenth year of expansion in February and exhibited few signs of slowing. Economic growth was an estimated 5.4% annually during the first quarter of 2000, on the heels of a 7.4% annualized jump during the final quarter of 1999--the fastest pace since the first quarter of 1984.

     Inflation also made an appearance. As measured by the consumer price index, prices jumped 0.7% in March, fueling concerns that the Federal Reserve (the Fed) might get more aggressive with its interest rate hikes. A 1.4% jump in the first-quarter employment cost index--a broad measure of the cost of wages and benefits to companies--did little to help matters.

     In response, the Fed continued to hike interest rates in an attempt to keep inflationary pressures from boiling over. The Fed increased rates three times during the six months, raising the benchmark federal funds target rate from 5.25% to 6.00%.

TREASURYS LED THE MARKET . . .

     In spite of strong economic growth and rising interest rates, Treasury bonds rallied in the first quarter of 2000 because of widely anticipated restrictions on supply. The robust U.S. economy and projected federal budget surpluses motivated the Treasury Department to reduce sales of its securities and buy back higher-yielding, longer-term bonds. Investors responded to the perceived future shortage of Treasurys by going on a buying spree, spurring a sharp rally. As long-term bond yields plunged and the Fed raised short-term interest rates, Treasury yields "inverted," with the yield of the 30-year bond falling below the yield of the two-year note for the first time since 1990.

 . . . WHILE OTHER SECTORS STRUGGLED

     Outside of the Treasury market, fixed-income securities--including mortgage-backed, government agency, and corporate securities--were generally hard pressed by rising interest rates. Mortgage-backed securities performed better than the other spread sectors because rising interest rates dampened refinancing activity. Agency bonds were hampered by heavy issuance, while questions in Congress about the future of the implicit government guarantee enjoyed by government-sponsored entities dampened returns on their securities. Corporate bonds underperformed other fixed-income sectors. Even though corporate earnings remained strong, a glut of new supply and sharply reduced demand caused corporate yields to soar.

[right margin]

"INFLATION FEARS AND RISING INTEREST RATES BUFFETED U.S. BONDS DURING THE SIX MONTHS, LEADING TO A DISAPPOINTING PERFORMANCE FOR MOST FIXED-INCOME SECURITIES."

BOND INDEX RETURNS
FORTHE SIX MONTHS ENDED APRIL 30, 2000 LEHMAN AGGREGATE BOND INDEX 1.42% Lehman
   Treasury Bond Index 2.58% Lehman Mortgage-Backed
      Securities Index                  1.26%
   Lehman Corporate Bond Index          0.11%

Source: Russell/Mellon Analytical


                                                www.americancentury.com      3


Limited-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                            INVESTOR CLASS (INCEPTION 3/1/94)                       ADVISOR CLASS (INCEPTION 11/12/97)
                            MERRILL LYNCH                                                            MERRILL LYNCH
            LIMITED-TERM        1-5 YR.       SHORT INVESTMENT-GRADE DEBT FUNDS(2)  LIMITED-TERM         1-5 YR.
                BOND      GOVT./CORP. INDEX    AVERAGE RETURN   FUND'S RANKING         BOND        GOVT./CORP. INDEX
========================================================================================================================
6 MONTHS(1)     0.99%           1.52%              1.73%              --               0.86%             1.52%
1 YEAR          2.01%           2.79%              2.93%         95 OUT OF 113         1.75%             2.79%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         4.78%           5.64%              4.92%         63 OUT OF 99           --                --
5 YEARS         5.36%           6.12%              5.46%         41 OUT OF 70           --                --
LIFE OF FUND    4.98%           5.69%             5.22%(3)       32 OUT OF 56(3)       3.87%           4.85%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 4/30/00 Limited-Term Bond $13,493 Merrill Lynch 1- to 5-Year
  Govt./Corp. Index            $14,066

                                        Merrill Lynch
                   Limited-Term         1- to 5-Year
                      Bond           Govt./Corp. Index
DATE                  VALUE                 VALUE
3/1/1994             $10,000               $10,000
3/31/1994             $9,933                $9,909
6/30/1994             $9,906                $9,885
9/30/1994             $9,989                $9,974
12/31/1994            $9,979                $9,961
3/31/1995            $10,291               $10,348
6/30/1995            $10,620               $10,764
9/30/1995            $10,794               $10,928
12/31/1995           $11,072               $11,253
3/31/1996            $11,094               $11,243
6/30/1996            $11,193               $11,336
9/30/1996            $11,364               $11,529
12/31/1996           $11,560               $11,772
3/31/1997            $11,638               $11,817
6/30/1997            $11,886               $12,111
9/30/1997            $12,115               $12,386
12/31/1997           $12,300               $12,614
3/31/1998            $12,463               $12,809
6/30/1998            $12,650               $13,023
9/30/1998            $13,019               $13,509
12/31/1998           $13,075               $13,583
3/31/1999            $13,180               $13,639
6/30/1999            $13,222               $13,670
9/30/1999            $13,351               $13,824
12/31/1999           $13,400               $13,880
3/31/2000            $13,566               $14,057
4/30/2000            $13,493               $14,066

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 1- to 5-Year Government/Corporate Index is provided for comparison in each graph. Limited-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

                                    Merrill Lynch
                 Limited-Term        1- to 5-Year
                     Bond          Govt./Corp. Index
DATE                RETURN              RETURN
4/30/1994*          -1.12%              -1.49%
4/30/1995            5.11%               6.12%
4/30/1996            6.69%               7.43%
4/30/1997            5.78%               6.23%
4/30/1998            6.76%               7.88%
4/30/1999            5.62%               6.33%
4/30/2000            2.01%               2.79%

* From 3/1/94 (the fund's inception date) to 4/30/94.


4      1-800-345-2021


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of John Walsh]

     An interview with John Walsh, a portfolio manager on the Limited-Term Bond fund investment team.

HOW DID LIMITED-TERM BOND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2000?

     For the six-month period, Limited-Term Bond returned 0.99%, compared with the 1.73% average return of the 115 "Short Investment-Grade Debt Funds" tracked by Lipper Inc., and the 1.52% return of the fund's benchmark, the Merrill Lynch 1- to 5-Year Government/Corporate Bond Index.*

HOW DID THE FUND'S YIELD STACK UP?

     Limited-Term Bond continued to provide more income than its Lipper peers. As of April 30, the fund's 30-day SEC yield was 6.56%, compared with the 6.41% average yield of its Lipper group.

     That's an important advantage, because income tends to comprise a significant portion of Limited-Term Bond's total return. In spite of that higher yield, however, the fund lagged its peers.

CAN YOU ELABORATE ON THAT DISPARITY?

     Limited-Term Bond experienced significant cash outflows between October 1999 and early January 2000. To meet these liquidations, we used Treasury securities because they were the easiest to sell. Unfortunately, that left the fund with fewer Treasurys than we would have preferred, especially given that Treasurys solidly outperformed all other segments of the bond market during the period (see page 3).

HOW DID THE TREASURY LIQUIDATIONS IMPACT THE FUND'S EXPOSURE TO OTHER FIXED-INCOME SECTORS?

     In particular, they resulted in an increased corporate bond position (see the charts on page 6). Corporate bonds were sub-par performers over the six months. Concerns over potential Y2K computer problems caused liquidity in the corporate market to dry up in late August through October of 1999.

     Additionally, investors were worried that the Federal Reserve's bent toward raising interest rates to slow economic growth and head off inflation would hurt the financial health of corporate issuers.

SPEAKING OF FINANCIAL HEALTH, WERE THERE ANY CREDIT ISSUES IN THE CORPORATE MARKET DURING THE SIX MONTHS?

     Yes. With liquidity drying up, and bond dealers not building up their inventories because of weak demand, some companies met with financial difficulties. Thanks largely to our careful screening and selection process, which seeks to avoid such issuers, we were able to sidestep many credit pitfalls.

     In spite of our prudent research, we held two issues that dampened performance because of credit downgrades: Rite Aid, which we discussed in the last performance report (for the period ended October 31, 1999), and Conseco. The Conseco bonds that were in the portfolio represented around 2.0% of assets and were attractive buys when first added. The bonds mature in June 2001, so they are fairly short-term securities. From the credit side, the company received two rating upgrades in the second half of 1999 and seemed poised for yet another. So from maturity and credit standpoints, the bonds looked good.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                            4/30/00      10/31/99
NUMBER OF SECURITIES          40            44
WEIGHTED AVERAGE
   MATURITY                 2.0 YRS       1.9 YRS
AVERAGE DURATION            1.7 YRS       1.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.70%*        0.70%

* Annualized.

YIELDS AS OF APRIL 30, 2000
                            INVESTOR      ADVISOR
                              CLASS        CLASS
30-DAY SEC YIELD              6.56%        6.30%

PORTFOLIO COMPOSITION BY
CREDIT RATING
               % OF FUND INVESTMENTS
               AS OF         AS OF
              4/30/00       10/31/99
AAA             43%            58%
AA              2%              1%
A               27%            22%
BBB             23%            14%
BB               5%             5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

Investment terms are defined in the Glossary on pages 35-36.


                                                www.americancentury.com      5


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Unfortunately, Conseco's credit prospects changed dramatically in late March and early April, and that spelled bad news for the company's bonds. As a result, we have been reducing the portfolio's Conseco exposure.

LET'S MOVE ON TO YOUR DURATION STRATEGY. WHAT DID YOU DO THERE?

     We kept Limited-Term Bond's duration fairly short relative to that of its Lipper peers and benchmark over the six months, meaning that the fund was less sensitive to price declines as interest rates went up. We pursued this approach because we expected that robust economic growth and tight labor markets would encourage the Fed to keep raising rates. This positioning helped the fund.

WHAT SECURITIES DID YOU FAVOR TO ACCOMPLISH THAT STRATEGY?

     We employed what's known as a barbell--heavy on the ends and light in the middle. That means we chose some longer-term securities and balanced them with short-maturity bonds. On the longer side of the barbell, we targeted single-family, 15-year Fannie Mae mortgage-backed securities because they offered attractive yields. We offset that position with two-year or shorter Treasurys, which performed well. The fund's corporate holdings were generally limited to bonds with maturities of two years or less for liquidity purposes. We also maintained a stake in very short-term repurchase agreements and agency discount notes to help shorten Limited-Term Bond's duration further. These investments also helped the fund quickly take advantage of rising short-term rates.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We expect continued strong growth and tight labor markets and we'll be on the lookout for additional signs of rising inflation. The Fed has been fairly open about its plans, saying that if growth remains strong it will raise rates. So far the Fed has done just that. We expect the Fed's vigilance to continue, and if growth remains as vibrant as it has in recent quarters, we wouldn't be surprised to see a few more rate hikes.

GIVEN THAT OUTLOOK, HOW WILL YOU POSITION LIMITED-TERM BOND?

     We anticipate keeping duration short relative to the fund's peers and benchmark for now. Though two-year Treasury notes are currently expensive, we intend to add some if they become attractive again. Corporate yields remain appealing due to their underperformance of Treasurys. So we will probably maintain the portfolio's corporate exposure, but we'll continue looking for opportunities to add higher-quality corporates while reducing lower-credit positions. If market sentiment changes regarding corporate bonds, the higher-credit corporates should be the first ones to benefit.

     Agency yields are also attractive on a historical basis because of concerns raised by debates in Congress over the implicit government guarantee of government-sponsored entities. However, we don't expect any resolution to this discussion in the short term, so we think agency bonds are very attractive. Their AAA rating also gives us the ability to upgrade the fund's overall credit quality.

[left margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                            AS OF APRIL 30, 2000

CORPORATE BONDS                      58%
MORTGAGE-BACKED SECURITIES           17%
U.S. TREASURY SECURITIES             12%
ASSET-BACKED SECURITIES              11%
OTHER                                 2%

                           AS OF OCTOBER 31, 1999

CORPORATE BONDS                      46%
MORTGAGE-BACKED SECURITIES           12%
U.S. TREASURY SECURITIES             21%
ASSET-BACKED SECURITIES              12%
OTHER                                 9%

Investment terms are defined in the Glossary on pages 35-36.


6      1-800-345-2021


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 12.4%
                    $350   U.S. Treasury Notes, 4.625%,
                              11/30/00                              $   347
                      350  U.S. Treasury Notes, 5.50%,
                              12/31/00                                  349
                      500  U.S. Treasury Notes, 5.875%,
                              11/30/01                                  494
                      500  U.S. Treasury Notes, 6.375%,
                              1/31/02                                   497
                                                                    -------
TOTAL U.S. TREASURY SECURITIES                                        1,687
                                                                    -------
   (Cost $1,694)

U.S. GOVERNMENT AGENCY SECURITIES -- 1.8%
                      250  FHLB, 6.75%, 2/1/02                          249
                                                                    -------
   (Cost $249)

MORTGAGE-BACKED SECURITIES(1) -- 17.2%
                      765  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                   748
                          231 FNMA Pool #378698, 8.00%,
                              5/1/12                                    233
                          367 FNMA Pool #411016, 6.50%,
                              3/1/13                                    352
                          417 FNMA Pool #433184, 6.50%,
                              6/1/13                                    400
                          487 FNMA Pool #252213, 6.00%,
                              1/1/14                                    457
                      141  FNMA Whole Loan, Series 1995
                              W1, Class A6, 8.10%, 4/25/25              142
                                                                    -------
TOTAL MORTGAGE-BACKED SECURITIES                                      2,332
                                                                    -------
   (Cost $2,370)

ASSET-BACKED SECURITIES(1) -- 10.6%
                      500  Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                           490
                        500 CIT RV Trust, Series 1997 A,
                              Class A5 SEQ, 6.25%,
                              11/17/08                                  499
                      253  Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                       253
                       43  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                             43
                       65  Textron Financial Corp. Receivables
                              Trust, Series 1997 A, Class A,
                            6.05%, 3/16/09 (Acquired
                              9/18/97, Cost $65)(2)                      64

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------

                    $  85  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4, 6.78%,
                              2/15/16                               $    85
                                                                    -------
TOTAL ASSET-BACKED SECURITIES                                         1,434
                                                                    -------
   (Cost $1,448)

CORPORATE BONDS -- 57.9%
BANKS -- 2.2%
                      300  Bank One Corp., 6.40%, 8/1/02                292
                                                                    -------
DEPARTMENT STORES -- 2.2%
                      300  Wal-Mart Stores, Inc., 6.15%,
                              8/10/01                                   296
                                                                    -------
ELECTRICAL UTILITIES -- 3.6%
                      500  CMS Energy Corp., 8.00%,
                              7/1/01                                    494
                                                                    -------
FINANCIAL SERVICES -- 10.1%
                      375  Aristar Inc., 6.75%, 8/15/01                 371
                      350  Comdisco, Inc. MTN, Series H,
                              7.23%, 8/16/01                            347
                      250  Ford Motor Credit Co., 6.125%,
                              4/28/03                                   240
                      200  Franchise Finance Corp., 7.00%,
                              11/30/00                                  199
                      215  International Lease Finance Corp.,
                              6.875%, 5/1/01                            214
                                                                    -------
                                                                      1,371
                                                                    -------
GAS & WATER UTILITIES -- 2.9%
                      400  K N Energy, Inc., 6.45%,
                              11/30/01                                  393
                                                                    -------
GROCERY STORES -- 2.2%
                      300  Safeway Inc., 5.75%, 11/15/00                298
                                                                    -------
LIFE & HEALTH INSURANCE -- 1.9%
                      400  Conseco Inc., 6.40%, 6/15/01                 262
                                                                    -------
MOTOR VEHICLES & PARTS -- 6.1%
                         300 DaimlerChrysler AG, 7.125%,
                              3/1/02                                    298
                         300 General Motors Corp. Global
                              Notes, 9.625%, 12/1/00                    304
                      250  Lear Corp., Series B, 7.96%,
                              5/15/05                                   232
                                                                    -------
                                                                        834
                                                                    -------
MULTI-INDUSTRY -- 3.6%
                        500 Tyco International Group SA,
                            6.875%, 9/5/02 (Acquired
                              9/15/99, Cost $500)(2)                    491
                                                                    -------
RAILROADS -- 3.0%
                      415  Norfolk Southern Corp., 6.95%,
                              5/1/02                                    410
                                                                    -------


See Notes to Financial Statements             www.americancentury.com      7


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
REAL ESTATE  -- 5.3%
                   $  430  Chelsea GCA Realty Partners,
                              7.75%, 1/26/01                        $   428
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                  295
                                                                    -------
                                                                        723
                                                                    -------
SECURITIES & ASSET MANAGEMENT -- 7.5%
                      400  Lehman Brothers Holdings Inc.
                              MTN, Series E, 6.33%, 8/1/00              399
                      250  Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                    249
                      385  Paine Webber Group Inc. MTN,
                              6.65%, 10/15/02                           373
                                                                    -------
                                                                      1,021
                                                                    -------
TELEPHONE -- 3.6%
                      500  U S West Capital Funding Inc.,
                              6.125%, 7/15/02                           486
                                                                    -------
WIRELESS TELECOMMUNICATIONS -- 3.7%
                     $500  Vodafone AirTouch PLC, 7.125%,
                              7/15/01                               $   497
                                                                    -------
TOTAL CORPORATE BONDS                                                 7,868
                                                                    -------
   (Cost $8,136)

TEMPORARY CASH INVESTMENTS -- 0.1%
       Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.62%, dated 4/28/00,
       due 5/1/00 (Delivery value $20)                                   20
                                                                    -------
   (Cost $20)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $13,590
                                                                    =======
   (Cost $13,917)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2000 was $555 which represented 4.0% of net assets.


8      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                             INVESTOR CLASS (INCEPTION 3/1/94)                         ADVISOR CLASS (INCEPTION 8/14/97)
                               LEHMAN INTERM.                                                             LEHMAN INTERM.
            INTERMEDIATE-TERM   GOVT./CORP.   INTERM. INVESTMENT-GRADE DEBT FUNDS(2)   INTERMEDIATE-TERM    GOVT./CORP.
                  BOND            INDEX          AVERAGE RETURN   FUND'S RANKING             BOND             INDEX
========================================================================================================================
6 MONTHS(1)       0.73%           1.07%              0.90%              --                   0.60%            1.07%
1 YEAR            0.15%           1.55%              0.10%        150 OUT OF 285            -0.10%            1.55%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           4.94%           5.57%              5.06%        108 OUT OF 207              --               --
5 YEARS           5.73%           6.19%              5.84%         76 OUT OF 151              --               --
LIFE OF FUND      5.24%           5.67%             5.70%(3)       60 OUT OF 115(3)          3.81%           4.66%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 7/31/97, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 4/30/00
Intermediate-Term Bond     $13,702
Lehman Intermediate
  Govt./Corp. Index        $14,049

                 Intermediate-Term    Lehman Intermediate
                      Bond            Govt./Corp. Index
DATE                  VALUE                 VALUE
3/1/1994             $10,000               $10,000
3/31/1994             $9,856                $9,835
6/30/1994             $9,801                $9,776
9/30/1994             $9,882                $9,856
12/31/1994            $9,880                $9,845
3/31/1995            $10,265               $10,278
6/30/1995            $10,754               $10,790
9/30/1995            $10,950               $10,969
12/31/1995           $11,374               $11,356
3/31/1996            $11,217               $11,261
6/30/1996            $11,255               $11,332
9/30/1996            $11,451               $11,533
12/31/1996           $11,745               $11,815
3/31/1997            $11,714               $11,802
6/30/1997            $12,089               $12,151
9/30/1997            $12,469               $12,479
12/31/1997           $12,707               $12,746
3/31/1998            $12,906               $12,945
6/30/1998            $13,135               $13,188
9/30/1998            $13,676               $13,780
12/31/1998           $13,654               $13,821
3/31/1999            $13,647               $13,795
6/30/1999            $13,482               $13,740
9/30/1999            $13,581               $13,866
12/31/1999           $13,568               $13,873
3/31/2000            $13,851               $14,081
4/30/2000            $13,702               $14,049

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Intermediate Government/ Corporate Index is provided for comparison in each graph. Intermediate-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

               Intermediate-Term    Lehman Intermediate
                     Bond           Govt./Corp. Index
DATE                RETURN               RETURN
4/30/1994*          -2.16%              -2.32%
4/30/1995            5.98%               6.51%
4/30/1996            7.57%               7.84%
4/30/1997            6.30%               6.41%
4/30/1998            9.26%               8.94%
4/30/1999            5.61%               6.37%
4/30/2000            0.15%               1.55%

* From 3/1/94 (the fund's inception date) to 4/30/94.


                                                www.americancentury.com      9


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of Bud Hoops]   {photo of Jeff Houston]
     An interview with Bud Hoops and Jeff Houston, portfolio managers on the Intermediate-Term Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2000?

     Intermediate-Term Bond weathered a difficult period of rising interest rates and underperformance by bonds outside of the Treasury market as yield spreads--the difference between the yields of non-Treasury securities and Treasurys--widened substantially (see page 3). The fund returned 0.73% in that unfavorable environment, close to the 0.90% average return of the 297 "Intermediate Investment-Grade Debt Funds" tracked by Lipper Inc.*

     Intermediate-Term Bond's 30-day SEC yield was 6.78% at the end of April, which compared favorably with the 6.43% average yield of the Lipper group.

TREASURYS OUTPERFORMED CORPORATE BONDS AND OTHER FIXED-INCOME SECTORS BY A WIDE MARGIN OVER THE SIX MONTHS. CAN YOU PUT THAT DISPARITY INTO PERSPECTIVE?

     Let's use an A-rated 10-year bond issued by Ford to illustrate how sharply corporate yields increased. Back in 1997, the yield difference between that 10-year corporate security and a like-maturity Treasury bond was around 0.7%. By the start of 2000, the yield difference between the two bonds was around 1.0%.

     During the first four months of this year, the yield on the same 10-year corporate rose from 7.0% to around 8.3%, while the like-maturity Treasury yield was only at 6.5%, up from 6.0%. So the yield difference by the end of April had grown to 1.8%, increasing the spread by 0.8% in a very short period of time. Since the fund was more heavily invested in corporates compared with many of its Lipper peers, the result was a slightly lower relative return.

SPEAKING OF CORPORATES, WHAT WERE SOME OF THE FACTORS LEADING TO THEIR UNDERPERFORMANCE?

     Concerns over potential Y2K computer problems caused liquidity to dry up in late August through October of 1999. Additionally, investors were worried that the Federal Reserve's bent toward raising interest rates to slow economic growth and head off inflation would hurt the financial health of corporate issuers. Corporate bonds have struggled in that environment.

WERE THERE ANY CREDIT ISSUES THAT CROPPED UP DURING THE SIX MONTHS?

     Yes. With liquidity drying up in the corporate sector, and bond dealers not building up their inventories because of weak demand, some companies met with financial difficulties. Thanks largely to our careful screening and selection process, which seeks to avoid such issuers, we were able to sidestep many credit pitfalls.

     In spite of our prudent research, we held one issue that dampened performance because of credit downgrades: Conseco. The Conseco bonds that were in the portfolio represented around 1.5% of assets and were attractive buys when

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                4/30/00 10/31/99
NUMBER OF SECURITIES            80           82
WEIGHTED AVERAGE
   MATURITY                  8.2 YRS       7.7 YRS
AVERAGE DURATION             4.8 YRS       4.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.75%*        0.75%

* Annualized.

YIELDS AS OF APRIL 30, 2000
                                INVESTOR ADVISOR
                               CLASS        CLASS
30-DAY SEC YIELD               6.78%        6.52%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
                 AS OF         AS OF
                4/30/00      10/31/99
AAA               56%           56%
AA                 4%            5%
A                 17%           14%
BBB               17%           17%
BB                 6%            8%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

Investment terms are defined in the Glossary on pages 35-36.


10      1-800-345-2021


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

first added. The bonds mature in June 2001, so they are fairly short-term securities. From the credit side, the company received two rating upgrades in the second half of 1999 and seemed poised for yet another. So from maturity and credit standpoints, the bonds looked good.

     Unfortunately, Conseco's credit prospects changed dramatically in late March and early April, and that spelled bad news for the company's bonds. As a result, we have been reducing the portfolio's Conseco exposure.

LET'S TALK ABOUT THE FUND'S INTEREST RATE SENSITIVITY. HOW WAS THAT MANAGED OVER THE SIX MONTHS?

     We kept Intermediate-Term Bond's duration--a measure of sensitivity to changes in interest rates--fairly neutral relative to that of its Lipper group. We employed this approach because we thought that robust economic growth and tight labor markets might encourage the Federal Reserve to keep raising rates.

HOW DID YOU ACCOMPLISH THAT DURATION STRATEGY?

     We used a bit of a barbell: we balanced heavier weightings in short- and long-term bonds against fairly light holdings of securities in the middle. Along those lines, we decreased the portfolio's corporate exposure slightly and kept around the four- to five-year maturity range there, while increasing our long-term Treasury position with 15-year or greater maturities.

     By adding those long Treasurys, we were able to better take advantage of the effects of the Treasury buy-backs. We also increased the portfolio's mortgage-backed holdings by adding some AAA-rated Fannie Mae securities, which looked attractive compared with corporates and helped to better diversify the portfolio.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We think there's a good chance that rates will continue to head higher, at least for the near term. Economic growth has remained robust, labor markets have tightened, and inflation has recently emerged, with consumer prices in 2000 rising noticeably from 1998 and even 1999 levels. An impressive performance by the U.S. stock market in recent years has been a strong driver of our record economic expansion. Consumers have seen the value of their investments increase substantially and therefore have spent money more freely.

     Consequently, the Fed has actively raised interest rates over the past year, including a 50-basis-point increase in mid-May. That move sent a strong signal to the financial markets, alerting investors that the Fed wants to see a more manageable pace of economic growth and isn't afraid to raise rates aggressively.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Spreads have widened considerably over the last four months, so there may finally be some light at the end of the tunnel for non-Treasurys. Along those lines, we have swapped some of our low-quality corporate bonds for high-quality ones, which should be the first part of the corporate debt market to benefit if sentiment turns favorable. Government agency and related bonds also look appealing--we think the market has overreacted to congressional discussions regarding the implicit backing of government-sponsored entities. From a duration standpoint, we will probably stay cautious until we see signs suggesting that economic growth is slowing.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                            AS OF APRIL 30, 2000
CORPORATE BONDS                      42%
U.S. TREASURY SECURITIES             22%
MORTGAGE-BACKED SECURITIES           22%
ASSET-BACKED SECURITIES               6%
OTHER                                 8%

                           AS OF OCTOBER 31, 1999
CORPORATE BONDS                      43%
U.S. TREASURY SECURITIES             24%
MORTGAGE-BACKED SECURITIES           16%
ASSET-BACKED SECURITIES               7%
OTHER                                10%

Investment terms are defined in the Glossary on pages 35-36.


                                                www.americancentury.com      11


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 21.8%
                   $2,200   U.S. Treasury Notes, 4.875%,
                              3/31/01(1)                               $ 2,168
                      300  U.S. Treasury Notes, 7.875%,
                              11/15/04                                     315
                      504  U.S. Treasury Inflation Indexed
                              Notes, 4.25%, 1/15/10                        515
                      100  U.S. Treasury Notes, 6.50%,
                              2/15/10                                      102
                      500  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                      644
                      600  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                      780
                      650  U.S. Treasury Bonds, 8.50%,
                              2/15/20                                      811
                      650  U.S. Treasury Bonds, 7.50%,
                              11/15/24                                     753
                      300  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                     312
                      300  U.S. Treasury Bonds, 5.25%,
                              11/15/28                                     264
                      250  U.S. Treasury Bonds, 6.125%,
                              8/15/29                                      250
                                                                       -------
TOTAL U.S. TREASURY SECURITIES                                           6,914
                                                                       -------
   (Cost $7,048)

U.S. GOVERNMENT AGENCY SECURITIES -- 0.8%
                      250  FNMA, Series B, 7.25%,
                              1/15/10                                      249
                                                                       -------
   (Cost $253)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(2) -- 1.7%
                         525 FHLB Discount Notes, 5.88%,
                              5/1/00                                       525
                                                                       -------
   (Cost $525)

MORTGAGE-BACKED SECURITIES(3) -- 20.0%
                      393  FHLMC Pool #E00279, 6.50%,
                              2/1/09                                       379
                         242 FHLMC Pool #C00578, 6.50%,
                              1/1/28                                       227
                         178 FHLMC Pool #G00907, 7.00%,
                              2/1/28                                       171
                         532 FHLMC Pool #C30060, 7.50%,
                              8/1/29                                       521
                          289 FNMA Pool #427913, 6.00%,
                              5/1/13                                       272
                          185 FNMA Pool #413812, 6.50%,
                              1/1/28                                       173
                          260 FNMA Pool #411821, 7.00%,
                              1/1/28                                       249
                          322 FNMA Pool #431837, 7.00%,
                              6/1/28                                       308

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $  282  FNMA Pool #450619, 6.00%,
                              12/1/28                                  $   256
                          287 FNMA Pool #454947, 6.00%,
                              12/1/28                                      260
                          281 FNMA Pool #252211, 6.00%,
                              1/1/29                                       255
                          496 FNMA Pool #492315, 6.50%,
                              4/1/29                                       463
                          325 FNMA Pool #506995, 7.50%,
                              7/1/29                                       318
                         500 FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                      467
                          298 GNMA Pool #002202, 7.00%,
                              4/20/26                                      285
                          226 GNMA Pool #780412, 7.50%,
                              8/15/26                                      222
                          227 GNMA Pool #467626, 7.00%,
                              2/15/28                                      219
                          150 GNMA Pool #458862, 7.50%,
                              2/15/28                                      147
                          370 GNMA Pool #436277, 6.50%,
                              3/15/28                                      348
                          314 GNMA Pool #469811, 7.00%,
                              12/15/28                                     302
                          494 GNMA Pool #509502, 8.00%,
                              12/15/29                                     496
                                                                       -------
TOTAL MORTGAGE-BACKED SECURITIES                                         6,338
                                                                       -------
   (Cost $6,606)

ASSET-BACKED SECURITIES(3) -- 5.9%
                       65  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                                65
                         449 First Union-Lehman Brothers
                              Commercial Mortgage, Series
                             1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                               428
                      600  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                      541
                      319  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                     300
                         142 United Companies Financial
                              Corp., Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                               142
                         400 United Companies Financial
                              Corp., Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                              397
                                                                       -------
TOTAL ASSET-BACKED SECURITIES                                            1,873
                                                                       -------
   (Cost $1,985)


12      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 42.1%

AIRLINES -- 0.8%
                       $ 300 Delta Air Lines Inc., 8.30%,
                               12/15/29 (Acquired
                              12/17/99, Cost $293)(4)                  $   270
                                                                       -------
BANKS -- 5.7%
                        350 Bank of America Corp., 7.80%,
                              2/15/10                                      350
                          500 BankAmerica Corp., 7.75%,
                              7/15/02                                      502
                      300  Capital One Bank, 5.95%,
                              2/15/01                                      297
                      250  Corestates Capital Corp., 5.875%,
                              10/15/03                                     235
                        500 Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                               434
                                                                       -------
                                                                         1,818
                                                                       -------
DEFENSE/AEROSPACE -- 1.3%
                         400 Raytheon Co., 8.20%, 3/1/06
                             (Acquired 3/3/00, Cost
                              $403)(4)                                     400
                                                                       -------
DEPARTMENT STORES -- 0.6%
                         200 Sears, Roebuck & Co., Inc.
                              MTN, 8.29%, 6/10/02                          202
                                                                       -------
ELECTRICAL EQUIPMENT -- 0.9%
                      300  Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03                     286
                                                                       -------
ELECTRICAL UTILITIES -- 2.5%
                          350 Alliant Energy Resources,
                              7.375%, 11/9/09 (Acquired
                              11/4/99, Cost $349)(4)                       341
                      450  Cilcorp, Inc., 8.70%, 10/15/09                  455
                                                                       -------
                                                                           796
                                                                       -------
ENERGY EQUIPMENT & SERVICES -- 1.4%
                      500  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                              457
                                                                       -------
ENERGY RESERVES & PRODUCTION -- 1.0%
                      350  EOG Resources Inc., 6.70%,
                              11/15/06                                     329
                                                                       -------
FINANCIAL SERVICES -- 1.7%
                       250 Ford Motor Credit Co., 6.125%,
                              4/28/03                                      240
                      300  Franchise Finance Corp., 7.00%,
                              11/30/00                                     299
                                                                       -------
                                                                           539
                                                                       -------
GAS & WATER UTILITIES -- 1.9%
                      600  K N Energy, Inc., 6.45%,
                              11/30/01                                     589
                                                                       -------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
GOLD -- 1.2%
                   $  400  Barrick Gold Corp., 7.50%,
                              5/1/07                                   $   383
                                                                       -------
GROCERY STORES -- 2.2%
                      700  Safeway Inc., 5.75%, 11/15/00                   695
                                                                       -------
HEAVY ELECTRICAL EQUIPMENT -- 0.9%
                      300  Anixter International Inc., 8.00%,
                              9/15/03                                      295
                                                                       -------
INFORMATION SERVICES -- 0.9%
                      290  KPNQwest B.V., 8.125%, 6/1/09                   277
                                                                       -------
LIFE & HEALTH INSURANCE -- 2.0%
                        300 Aetna Services, Inc., 6.75%,
                              8/15/01                                      297
                      500  Conseco Inc., 6.40%, 6/15/01                    328
                                                                       -------
                                                                           625
                                                                       -------
MEDIA -- 4.9%
                          250 British Sky Broadcasting,
                              6.875%, 2/23/09                              219
                         250 CSC Holdings Inc., 7.625%,
                              7/15/18                                      217
                        350 CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                              332
                      250  Liberty Media Group, 8.25%,
                              2/1/30 (Acquired 1/26/00,
                              Cost $248)(4)                                238
                          500 TCI Communications, Inc.,
                              8.75%, 8/1/15                                532
                                                                       -------
                                                                         1,538
                                                                       -------
MOTOR VEHICLES & PARTS -- 1.5%
                        500 Lear Corp., Series B, 7.96%,
                              5/15/05                                      465
                                                                       -------
MULTI-INDUSTRY -- 2.3%
                        250 Hutchison Whampoa Financial,
                             Series B, 7.45%, 8/1/17
                            (Acquired 11/19/99, Cost
                              $228)(4)                                     229
                        500 Tyco International Group SA,
                            6.875%, 9/5/02 (Acquired
                              12/1/99, Cost $494)(4)                       491
                                                                       -------
                                                                           720
                                                                       -------
OIL SERVICES -- 0.8%
                         250 Gulf Canada Resources Ltd.,
                              8.35%, 8/1/06                                246
                                                                       -------
REAL ESTATE -- 1.5%
                        200 Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                              181
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                     295
                                                                       -------
                                                                           476
                                                                       -------


See Notes to Financial Statements             www.americancentury.com      13


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 2.0%
                   $  250  Merrill Lynch & Co., Inc.,
                              6.50%, 4/1/01                            $   249
                         400 Morgan Stanley Dean Witter
                              & Co., 7.125%, 1/15/03                       396
                                                                       -------
                                                                           645
                                                                       -------
TELEPHONE -- 2.2%
                      500  GTE North Inc., Series H, 5.65%,
                              11/15/08                                     433
                         300 MCI WorldCom, Inc., 6.95%,
                              8/15/28                                      266
                                                                       -------
                                                                           699
                                                                       -------
WIRELESS TELECOMMUNICATIONS -- 1.9%
                       600 Vodafone AirTouch PLC, 7.125%,
                              7/15/01                                      597
                                                                       -------
TOTAL CORPORATE BONDS                                                   13,347
                                                                       -------
   (Cost $13,991)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES -- 1.1%
                   $  350  Province of Quebec, 7.50%,
                              9/15/29                                  $   342
                                                                       -------
   (Cost $348)

FORWARD COMMITMENTS -- 1.6%
                      500  FNMA Purchase, 8.00%,
                              settlement 5/15/00                           499
                                                                       -------
              (Cost $502)

TEMPORARY CASH INVESTMENTS -- 5.0% Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.62%, dated 4/28/00,
       due 5/1/00 (Delivery value $1,574)                                1,573
                                                                       -------
   (Cost $1,573)

TOTAL INVESTMENT SECURITIES -- 100.0%                                  $31,660
                                                                       =======
   (Cost $32,831)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1) Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(2)  Rate indicated is the yield to maturity at purchase.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2000 was $1,969 which represented 6.2% of net assets.


14      1-800-345-2021                         See Notes to Financial Statements


Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                               INVESTOR CLASS (INCEPTION 3/2/87)              ADVISOR CLASS (INCEPTION 8/8/97)
                         LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)               LEHMAN AGGREGATE
                  BOND      BOND INDEX      AVERAGE RETURN   FUND'S RANKING        BOND      BOND INDEX
====================================================================================================================
6 MONTHS(1)       0.47%       1.42%             0.73%              --              0.34%        1.42%
1 YEAR           -0.62%       1.26%            -0.66%         91 OUT OF 170       -0.87%        1.26%
====================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           4.36%       6.07%             4.86%        103 OUT OF 136         --           --
5 YEARS           5.72%       6.79%             5.80%         62 OUT OF 111         --           --
10 YEARS          7.51%       8.09%             7.70%         21 OUT OF 41          --           --
LIFE OF FUND      6.74%       7.71%            7.32%(3)       24 OUT OF 27(3)      3.21%       4.81%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/87, the date nearest the class's inception for which data are available.

(4) Since 7/31/97, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 4/30/00
Bond                    $20,625
Lehman Aggregate
  Bond Index            $21,759

                                    Lehman Aggregate
                      Bond            Bond Index
DATE                  VALUE              VALUE
4/30/1990            $10,000            $10,000
4/30/1991            $11,559            $11,519
4/30/1992            $12,951            $12,786
4/30/1993            $14,614            $14,482
4/30/1994            $14,652            $14,605
4/30/1995            $15,622            $15,672
4/30/1996            $17,015            $17,026
4/30/1997            $18,146            $18,232
4/30/1998            $19,983            $20,221
4/30/1999            $20,756            $21,489
4/30/2000            $20,625            $21,759

$10,000 investmemt made 4/30/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                   Lehman Aggregate
                     Bond             Bond Index
DATE                RETURN              RETURN
4/30/1991           15.59%              15.19%
4/30/1992           12.04%              11.00%
4/30/1993           12.84%              13.26%
4/30/1994            0.26%               0.85%
4/30/1995            6.62%               7.31%
4/30/1996            8.92%               8.64%
4/30/1997            6.65%               7.08%
4/30/1998           10.12%              10.91%
4/30/1999            3.87%               6.27%
4/30/2000           -0.62%               1.26%


                                                www.americancentury.com      15


Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Bud Hoops and Jeff Houston (pictured on page 10), portfolio managers on the Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2000?

     American Century Bond weathered a difficult period of rising interest rates and underperformance by bonds outside of the Treasury market. Yield spreads--the difference between the yields of non-Treasury securities and Treasurys--widened substantially during the period (see page 3). The fund returned 0.47% in that environment, compared with the 0.73% average return of the 181 "A-Rated Corporate Debt Funds" tracked by Lipper Inc.*

     The fund continued to deliver more current income than its average Lipper peer. American Century Bond's yield was 6.86% at the end of April, compared with only a 6.35% average yield for the Lipper group.

TREASURYS OUTPERFORMED CORPORATE BONDS AND OTHER FIXED-INCOME SECTORS BY A WIDE MARGIN OVER THE SIX MONTHS. CAN YOU PUT THAT DISPARITY INTO PERSPECTIVE?

     Let's use an A-rated 10-year bond issued by Ford to illustrate how sharply corporate yields increased. Back in 1997, the yield difference between that 10-year corporate security and a like-maturity Treasury bond was around 0.7%. By the start of 2000, the yield difference between the two bonds was around 1.0%.

     During the first four months of this year, the yield on the same 10-year corporate rose from 7.0% to around 8.3%, while the like-maturity Treasury yield was only at 6.5%, up from 6.0%. So the yield difference by the end of April had grown to 1.8%, increasing the spread by 0.8% in a very short period of time.

WHAT WERE SOME OF THE FACTORS LEADING TO CORPORATES' UNDERPERFORMANCE?

     Concerns over potential Y2K computer problems caused liquidity to dry up in late August through October of 1999. Additionally, investors were worried that the Federal Reserve's bent toward raising interest rates to slow economic growth and head off inflation would hurt the financial health of corporate issuers. Corporate bonds have struggled in that environment.

WERE THERE ANY CREDIT ISSUES THAT CROPPED UP DURING THE SIX MONTHS?

     Yes. With liquidity drying up in the corporate sector, and bond dealers not building up their inventories because of weak demand, some companies met with financial difficulties. Thanks largely to our careful screening and selection process, which seeks to avoid such issuers, we were able to sidestep many credit pitfalls.

     In spite of our prudent research, we held one issue that dampened performance because of credit downgrades: Conseco. The Conseco bonds that were in the portfolio represented around 1.5% of assets and were attractive buys when first added. The bonds mature in June 2001, so they are fairly short-term securities. From the credit side, the company received two rating upgrades in the second half of 1999 and seemed poised for yet another. So from maturity and credit standpoints, the bonds looked good.

     Unfortunately, Conseco's credit prospects changed dramatically in late March and early April, and that spelled bad news for the company's bonds. As a result, we have been reducing the portfolio's Conseco exposure.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                4/30/00 10/31/99
NUMBER OF SECURITIES           62           61
WEIGHTED AVERAGE
   MATURITY                 8.8 YRS       9.7 YRS
AVERAGE DURATION            5.0 YRS       5.3 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.80%*        0.80%

* Annualized.

YIELDS AS OF APRIL 30, 2000
                            INVESTOR      ADVISOR
                              CLASS        CLASS
30-DAY SEC YIELD              6.86%        6.61%

PORTFOLIO COMPOSITION BY
CREDIT RATING
               % OF FUND INVESTMENTS
                AS OF        AS OF
               4/30/00      10/31/99
AAA              50%           43%
AA               4%             5%
A                19%           22%
BBB              19%           20%
BB                8%           10%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

Investment terms are defined in the Glossary on pages 35-36.


16      1-800-345-2021


Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LET'S TALK ABOUT THE FUND'S INTEREST RATE SENSITIVITY. HOW WAS THAT MANAGED OVER THE SIX MONTHS?

     We kept American Century Bond's duration--a measure of sensitivity to changes in interest rates--short, relative to that of its Lipper group. So the fund's price probably fell less than its average peer as interest rates rose. We employed this approach because we thought that robust economic growth and tight labor markets would encourage the Federal Reserve to keep raising rates.

     To achieve that positioning, we used a bit of a barbell, where we balanced heavier weightings in short- and long-term bonds against a fairly light weighting of securities in the middle.

WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO'S HOLDINGS?

     The main change was to increase the fund's Treasury exposure, while decreasing its corporate bond holdings (see the charts at right). We used the proceeds from those corporate bonds to add holdings of long-term Treasurys, primarily ones with 15-year or greater maturities.

     By adding those long Treasurys, we were able to better take advantage of the effects of the Treasury Department's buy-backs. We also increased the portfolio's mortgage-backed holdings a bit by adding some Fannie Mae securities.

WHAT IMPACT DID THOSE ADJUSTMENTS HAVE ON THE FUND'S OVERALL CREDIT QUALITY?

     The Treasury and mortgage-backed positions had a positive impact on American Century Bond's overall credit quality because they were all AAA-rated securities. In addition, we swapped some of our lower-grade corporate names for higher-grade ones, providing an additional credit boost.

     The net result of those adjustments was that the portfolio's exposure to securities rated A and lower decreased, while AAA holdings rose (see the table on page 16).

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We think there's a good chance that rates will continue to head higher, at least for the near term. Economic growth has remained robust, labor markets have tightened, and inflation has recently emerged, with consumer prices in 2000 rising noticeably from 1998 and even 1999 levels.

     Consequently, the Fed has actively raised interest rates over the past year, including a 50-basis-point increase in mid-May. That latest move sent a strong signal to the financial markets, alerting investors that the Fed wants to see a more-manageable pace of economic growth and isn't afraid to raise rates aggressively.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Spreads have widened since late last year, but particularly over the last four months. Historically speaking, that's a fairly protracted period for non-Treasury bonds to underperform, so there may be some light at the end of the tunnel. We continue to like the outlook for high-quality corporate bonds, which should be the first part of the corporate market to benefit if market sentiment changes. Government agency and related bonds also look appealing--we think the market has overreacted to congressional discussions regarding the implicit backing of government-sponsored entities.

     From a duration standpoint, we will probably stay cautious until we see signs suggesting that economic growth is slowing.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                             AS OF APRIL 30, 2000
CORPORATE BONDS                       47%
MORTGAGE-BACKED SECURITIES            21%
U.S. TREASURY SECURITIES              16%
ASSET-BACKED SECURITIES                6%
OTHER                                 10%

                            AS OF OCTOBER 31, 1999
CORPORATE BONDS                       58%
MORTGAGE-BACKED SECURITIES            20%
U.S. TREASURY SECURITIES              10%
ASSET-BACKED SECURITIES                8%
OTHER                                  4%

Investment terms are defined in the Glossary on pages 35-36.


                                                www.americancentury.com      17


Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 16.0%
                   $1,000  U.S. Treasury Notes, 4.625%,
                              11/30/00                                $    990
                    5,000  U.S. Treasury Notes, 5.625%,
                              5/15/01(1)                                 4,960
                    2,000  U.S. Treasury Inflation Indexed
                              Notes, 4.25%, 1/15/10                      2,059
                      500  U.S. Treasury Notes, 6.50%,
                              2/15/10                                      510
                    1,000  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                    1,289
                    4,000  U.S. Treasury Bonds, 8.50%,
                              2/15/20                                    4,992
                    1,000  U.S. Treasury Bonds, 7.50%,
                              11/15/24                                   1,159
                    1,000  U.S. Treasury Bonds, 6.125%,
                              8/15/29                                    1,002
                    1,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                    1,040
                                                                      --------
TOTAL U.S. TREASURY SECURITIES                                          18,001
                                                                      --------
   (Cost $17,891)

U.S. GOVERNMENT AGENCY SECURITIES -- 0.4%
                      500  FNMA, Series B, 7.25%,
                              1/15/10                                      499
                                                                      --------
   (Cost $509)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(2) -- 2.5%
                        2,826 FHLB Discount Notes, 5.88%,
                              5/1/00                                     2,826
                                                                      --------
   (Cost $2,826)

MORTGAGE-BACKED SECURITIES(3) -- 19.5%
                    3,691  FHLMC Pool #E68681, 6.00%,
                              1/1/13                                     3,464
                    1,184  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     1,133
                    1,772  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                     1,737
                    2,835  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                     2,652
                    1,447  FNMA Pool #453124, 6.00%,
                              12/1/13                                    1,357
                    2,773  FNMA Pool #484698, 6.00%,
                              2/1/14                                     2,601
                    2,913  FNMA Pool #250452, 6.50%,
                              1/1/26                                     2,728
                    2,813  FNMA Pool #252211, 6.00%,
                              1/1/29                                     2,552
                    1,490  FNMA Pool #503915, 7.00%,
                              7/1/29                                     1,426
                          445 FNMA Pool #504748, 7.00%,
                              7/1/29                                       426

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,392  FNMA Pool #506995, 7.50%,
                              7/1/29                                  $  1,364
                         382 FNMA REMIC, Series 1989-35,
                             Class G, 9.50%, 7/25/19
396
                                                                      --------
TOTAL MORTGAGE-BACKED SECURITIES                                        21,836
                                                                      --------
   (Cost $22,907)

ASSET-BACKED SECURITIES(3) -- 6.4%
                    1,500  BMW Vehicle Owner Trust, Series
                              1999 A, Class A3 SEQ, 6.41%,
                              4/25/03                                    1,487
                    2,000  Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                             1,820
                    2,400  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                    2,163
                    1,824  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   1,716
                                                                      --------
TOTAL ASSET-BACKED SECURITIES                                            7,186
                                                                      --------
   (Cost $7,763)

CORPORATE BONDS -- 47.1%
AIRLINES -- 0.8%
                       1,000 Delta Air Lines Inc., 8.30%,
                               12/15/29 (Acquired
                              12/17/99, Cost $978)(4)                      899
                                                                      --------
BANKS -- 6.0%
                       2,000 Bank of America Corp., 7.80%,
                              2/15/10                                    1,999
                    2,000  Corestates Capital Corp., 5.875%,
                              10/15/03                                   1,877
                       3,000 Mellon Financial Co., 6.00%,
                              3/1/04                                     2,848
                                                                      --------
                                                                         6,724
                                                                      --------
CHEMICALS -- 1.3%
                    1,500  ARCO Chemical Co., 10.25%,
                              11/1/10                                    1,493
                                                                      --------
DEFENSE/AEROSPACE -- 1.3%
                        1,500 Raytheon Co., 8.20%, 3/1/06
                              (Acquired 3/3/00,
                              Cost $1,512)(4)                            1,498
                                                                      --------
ELECTRICAL UTILITIES -- 4.3%
                    1,500  Alliant Energy Resources,
                              7.375%, 11/9/09 (Acquired
                              11/4/99, Cost $1,498)(4)                   1,463
                    1,500  Cilcorp, Inc., 8.70%, 10/15/09                1,517
                    2,000  Southern Investments UK, 6.80%,
                              12/1/06                                    1,884
                                                                      --------
                                                                         4,864
                                                                      --------


18      1-800-345-2021                       See Notes to Finanncial Statements


Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.6%
                   $2,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                         $  1,830
                                                                      --------
ENERGY RESERVES & PRODUCTION -- 1.3%
                    1,600  EOG Resources Inc., 6.70%,
                              11/15/06                                   1,503
                                                                      --------
FINANCIAL SERVICES -- 2.6%
                    2,000  Comdisco, Inc., 6.375%,
                              11/30/01                                   1,951
                       1,000 Ford Motor Credit Co., 7.50%,
                              3/15/05                                      988
                                                                      --------
                                                                         2,939
                                                                      --------
GOLD -- 1.3%
                    1,500  Barrick Gold Corp., 7.50%,
                              5/1/07                                     1,437
                                                                      --------
GROCERY STORES -- 0.9%
                    1,000  Safeway Inc., 5.75%, 11/15/00                   993
                                                                      --------
INFORMATION SERVICES -- 0.9%
                    1,000  KPNQwest B.V., 8.125%, 6/1/09                   955
                                                                      --------
LIFE & HEALTH INSURANCE -- 4.5%
                    1,500  Conseco Inc., 6.40%, 6/15/01                    982
                       1,000 Delphi Financial Group, Inc.,
                              9.31%, 3/25/27                               899
                    3,000  Lincoln National Corp., 9.125%,
                              10/1/04                                    3,153
                                                                      --------
                                                                         5,034
                                                                      --------
MEDIA -- 5.8%
                    1,000  British Sky Broadcasting, 6.875%,
                              2/23/09                                      877
                    2,000  CSC Holdings Inc., 7.25%,
                              7/15/08                                    1,810
                    1,250  Liberty Media Group, 8.25%,
                              2/1/30 (Acquired 1/26/00,
                              Cost $1,240)(4)                            1,189
                    2,500  TCI Communications, Inc., 8.75%,
                              8/1/15                                     2,658
                                                                      --------
                                                                         6,534
                                                                      --------
MOTOR VEHICLES & PARTS -- 1.7%
                       2,000 Lear Corp., Series B, 7.96%,
                              5/15/05                                    1,859
                                                                      --------
MULTI-INDUSTRY -- 2.6%
                       1,000 Hutchison Whampoa Financial,
                             Series B, 7.45%, 8/1/17
                            (Acquired 11/19/99, Cost
                              $914)(4)                                     914
                       2,000 Tyco International Group SA,
                            6.875%, 9/5/02 (Acquired
                              12/1/99-1/11/00, Cost
                              $1,972)(4)                                 1,965
                                                                      --------
                                                                         2,879
                                                                      --------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

NATURAL GAS -- 2.5%
                      $3,000 Columbia Energy Group, 7.42%,
                              11/28/15                                $  2,801
                                                                      --------
OIL SERVICES -- 0.6%
                         650 Gulf Canada Resources Ltd.,
                              8.35%, 8/1/06                                640
                                                                      --------
REAL ESTATE -- 3.5%
                       1,000 Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                              905
                    3,000  Spieker Properties, Inc. MTN,
                              7.58%, 12/17/01                            2,988
                                                                      --------
                                                                         3,893
                                                                      --------
SECURITIES & ASSET MANAGEMENT -- 0.9%
                    1,000  Morgan Stanley Dean Witter
                              & Co., 7.125%, 1/15/03                       989
                                                                      --------
TELEPHONE -- 2.7%
                    2,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                   1,733
                    1,500  MCI WorldCom, Inc., 6.95%,
                              8/15/28                                    1,329
                                                                      --------
                                                                         3,062
                                                                      --------
TOTAL CORPORATE BONDS                                                   52,826
                                                                      --------
           (Cost $55,781)

SOVEREIGN GOVERNMENTS & AGENCIES -- 1.3%
                    1,500  Province of Quebec, 7.50%,
                              9/15/29                                    1,466
                                                                      --------
            (Cost $1,491)

FORWARD COMMITMENTS -- 1.8%
                    2,000  FNMA Purchase, 8.00%,
                              settlement 5/15/00                         1,997
                                                                      --------
            (Cost $2,009)

TEMPORARY CASH INVESTMENTS -- 5.0% Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.62%, dated 4/28/00,
       due 5/1/00 (Delivery value $5,569)                                5,566
                                                                      --------
   (Cost $5,566)

TOTAL INVESTMENT SECURITIES -- 100.0%                                 $112,203
                                                                      ========
   (Cost $116,743)


See Notes to Financial Statements               www.americancentury.com      19


Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(2)  Rate indicated is the yield to maturity at purchase.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2000 was $7,928 which represented 7.2% of net assets.


20      1-800-345-2021                       See Notes to Finanncial Statements


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)

                                                           INTERMEDIATE-
                                           LIMITED-TERM        TERM            BOND
ASSETS                                         (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $13,917,
  $32,831, and $116,743,
  respectively) (Note 3) ..................   $13,590         $31,660        $112,203
Cash ......................................     --              18              --
Interest receivable .......................     222             462            1,717
                                           -------------   -------------   ------------
                                              13,812          32,140          113,920
                                           -------------   -------------   ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..................      1              --             2,054
Payable for investments purchased .........     --              504            2,015
Accrued management fees (Note 2) ..........      8              19              74
Distribution fees payable (Note 2) ........      1               1               1
Service fees payable (Note 2) .............      1               1               1
Dividends payable .........................      8              14              44
                                           -------------   -------------   ------------
                                                19              539            4,189
                                           -------------   -------------   ------------
Net Assets ................................   $13,793         $31,601        $109,731
                                           =============   =============   ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...   $14,366         $33,502        $117,752
Accumulated net realized loss
  on investment transactions ..............    (246)           (730)          (3,481)
Net unrealized depreciation
  on investments (Note 3) .................    (327)          (1,171)         (4,540)
                                           -------------   -------------   ------------
                                              $13,793         $31,601        $109,731
                                           =============   =============   ============

Investor Class, $0.01 Par Value
($ and shares in full)
Net assets ................................ $10,352,077     $28,378,749    $106,325,863
Shares outstanding ........................  1,082,650       3,008,463      11,968,129
Net asset value per share .................    $9.56           $9.43           $8.88

Advisor Class, $0.01 Par Value
($ and shares in full)
Net assets ................................ $3,440,556      $3,222,124      $3,404,730
Shares outstanding ........................   359,863         341,582         383,417
Net asset value per share .................    $9.56           $9.43           $8.88


See Notes to Financial Statements               www.americancentury.com      21


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                     INTERMEDIATE-
                                       LIMITED-TERM     TERM           BOND
INVESTMENT INCOME                                  (In Thousands)
Income:
Interest ...............................  $500         $1,106         $4,118
                                        --------      ---------      --------
Expenses (Note 2):
Management fees ........................   50            117            460
Distribution fees -- Advisor Class .....    5             5              4
Service fees -- Advisor Class ..........    5             5              4
                                        --------      ---------      --------
                                           60            127            468
                                        --------      ---------      --------
Net investment income ..................   440           979           3,650
                                        --------      ---------      --------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments .......  (159)         (452)         (2,239)
Change in net unrealized
  depreciation on investments ..........  (114)         (311)          (918)
                                        --------      ---------      --------

Net realized and unrealized
  loss on investments ..................  (273)         (763)         (3,157)
                                        --------      ---------      --------

Net Increase in Net Assets
  Resulting from Operations ............  $167          $216           $493
                                        ========      =========      ========


22      1-800-345-2021                       See Notes to Finanncial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1999

Increase (Decrease) in Net Assets
                                      LIMITED-TERM          INTERMEDIATE-TERM              BOND
                                    2000        1999         2000        1999         2000        1999
OPERATIONS                                                 (In Thousands)
Net investment income .......   $    440    $  1,067    $    979    $  1,840    $   3,650    $   8,002
Net realized loss on
  investment transactions ...       (159)        (87)       (452)       (271)      (2,239)      (1,195)
Change in net unrealized
  appreciation (depreciation)
  on investments ............       (114)       (456)       (311)     (1,458)        (918)      (8,377)
                                --------    --------    --------    --------    ---------    ---------
Net increase (decrease) in
  net assets resulting
  from operations ...........        167         524         216         111          493       (1,570)
                                --------    --------    --------    --------    ---------    ---------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
  income:
  Investor Class ............       (342)     (1,004)       (871)     (1,605)      (3,556)      (7,892)
  Advisor Class .............        (98)        (63)       (108)       (235)         (94)        (110)
From net realized gains
 on investment transactions:
  Investor Class ............       --           (87)       --          (178)        --            (68)
  Advisor Class .............       --            (5)       --           (22)        --             (1)
                                --------    --------    --------    --------    ---------    ---------
Decrease in net assets
  from distributions ........       (440)     (1,159)       (979)     (2,040)      (3,650)      (8,071)
                                --------    --------    --------    --------    ---------    ---------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ........     (4,247)       (736)     (1,826)      6,172       (9,929)     (15,191)
                                --------    --------    --------    --------    ---------    ---------

Net increase (decrease)
  in net assets .............     (4,520)     (1,371)     (2,589)      4,243      (13,086)     (24,832)

NET ASSETS
Beginning of period .........     18,313      19,684      34,190      29,947      122,817      147,649
                                --------    --------    --------    --------    ---------    ---------
End of period ...............   $ 13,793    $ 18,313    $ 31,601    $ 34,190    $ 109,731    $ 122,817
                                ========    ========    ========    ========    =========    =========


See Notes to Financial Statements               www.americancentury.com      23


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Limited-Term Bond Fund (Limited-Term), Intermediate-Term Bond Fund (Intermediate-Term), and Bond Fund (Bond) (the funds) are three of the fourteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek income by investing in bonds and other debt obligations. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 1999, Limited-Term, Intermediate-Term and Bond had accumulated net realized capital loss carryovers for federal income tax purposes of $87,095, $274,921 and $1,183,191 (expiring in 2007), respectively, which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


24      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from the agreement are brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term and Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the Advisor Class of Limited-Term, Intermediate-Term and Bond is 0.45%, 0.50% and 0.55%, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended April 30, 2000 for Limited-Term, Intermediate-Term and Bond were $9,002, $9,306, and $7,680, respectively.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended April 30, 2000, were as follows:

                               LIMITED-TERM     INTERMEDIATE-TERM     BOND
PURCHASES                                        (In Thousands)
U.S. Treasury & Agency
  Obligations .................   $2,236            $6,083           $28,975
Other Debt Obligations ........    2,093             7,778            34,783

PROCEEDS FROM SALES                              (In Thousands)
U.S. Treasury & Agency
  Obligations .................   $5,425            $6,556           $25,404
Other Debt Obligations ........    2,182             8,928            49,619

    On April 30, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                               LIMITED-TERM     INTERMEDIATE-TERM     BOND
                                                 (In Thousands)
Appreciation ..................     $6               $28              $378
Depreciation ..................    (333)            (1,200)          (4,975)
                                 ---------         --------         --------
Net ...........................   $(327)           $(1,172)         $(4,597)
                                 =========         ========         ========
Federal Tax Cost ..............  $13,917           $32,832          $116,800
                                 =========         ========         ========


                                               www.americancentury.com      25


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                 LIMITED-TERM          INTERMEDIATE-TERM             BOND
                             SHARES       AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
INVESTOR CLASS                                           (In Thousands)
Shares Authorized .......... 150,000                  150,000                  150,000
                             =======                  =======                  =======
Six months ended
  April 30, 2000
Sold .......................   459        $4,434        884        $8,467       3,440     $31,118
Issued in reinvestment
  of distributions .........   32           308         81           772         365       3,279
Redeemed ...................  (923)       (8,926)     (1,081)     (10,335)     (5,139)   (46,347)
                             -------   ------------   -------   ------------   -------   --------
Net decrease ...............  (432)      $(4,184)      (116)      $(1,096)     (1,334)   $(11,950)
                             =======   ============   =======   ============   =======   ========

Year ended
  October 31, 1999
Sold .......................   428        $4,235       1,477       $14,664      4,841     $46,081
Issued in reinvestment
  of distributions .........   102         1,004        161         1,599        785       7,384
Redeemed ...................  (890)       (8,730)     (1,132)     (11,234)     (7,217)   (68,105)
                             -------   ------------   -------   ------------   -------   --------
Net increase (decrease) ....  (360)      $(3,491)       506        $5,029      (1,591)   $(14,640)
                             =======   ============   =======   ============   =======   ========

ADVISOR CLASS                                            (In Thousands)
Shares Authorized .......... 50,000                   50,000                   50,000
                             =======                  =======                  =======
Six months ended
  April 30, 2000
Sold .......................   111        $1,072        61          $587         317      $2,863
Issued in reinvestment
  of distributions .........   10           92           9           85           7         61
Redeemed ...................  (127)       (1,227)      (147)       (1,402)      (100)      (903)
                             -------   ------------   -------   ------------   -------   --------
Net increase (decrease) ....   (6)         $(63)       (77)        $(730)        224      $2,021
                             =======   ============   =======   ============   =======   ========

Year ended
  October 31, 1999
Sold .......................   404        $3,946        699        $6,859        166      $ 1,552
Issued in reinvestment
  of distributions .........    6           59          22           221         11         104
Redeemed ...................  (128)       (1,250)      (610)       (5,937)      (237)     (2,207)
                             -------   ------------   -------   ------------   -------   --------
Net increase (decrease) ....   282        $2,755        111        $1,143       (60)      $(551)
                             =======   ============   =======   ============   =======   ========

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended April 30, 2000.


26      1-800-345-2021


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Investor Class
                                       2000(1)     1999       1998       1997        1996       1995
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $9.74     $10.05      $9.98      $9.93       $9.96      $9.68
                                      --------   --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ............... 0.27       0.53       0.55       0.56        0.56       0.56
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...(0.18)     (0.26)      0.08       0.05       (0.03)      0.28
                                      --------   --------   --------   ---------   --------   --------
  Total From Investment Operations .... 0.09       0.27       0.63       0.61        0.53       0.84
                                      --------   --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ..........(0.27)     (0.53)     (0.55)     (0.56)      (0.56)     (0.56)
  From Net Realized Gains on
  Investment Transactions .............  --       (0.05)     (0.01)       --          --         --
                                      --------   --------   --------   ---------   --------   --------
  Total Distributions .................(0.27)     (0.58)     (0.56)     (0.56)      (0.56)     (0.56)
                                      --------   --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $9.56      $9.74     $10.05      $9.98       $9.93      $9.96
                                      ========   ========   ========   =========   ========   ========
  Total Return(2) ..................... 0.99%      2.75%      6.58%      6.30%       5.48%      8.89%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............0.70%(3)     0.70%      0.70%      0.69%       0.68%      0.69%
Ratio of Net Investment Income
  to Average Net Assets ..............5.73%(3)     5.38%      5.56%      5.63%       5.63%      5.70%
Portfolio Turnover Rate ..............   32%        72%        97%       109%        121%       116%
Net Assets, End of Period
  (in thousands) ..................... $10,352    $14,747    $18,838    $15,269     $8,092     $7,193

(1)  Six months ended April 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements               www.americancentury.com      27


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                      Advisor Class
                                              2000(1)     1999      1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......   $9.74     $10.05      $9.97
                                             --------   --------   --------
Income From Investment Operations
  Net Investment Income ....................   0.26       0.50       0.51
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ........  (0.18)     (0.26)      0.09
                                             --------   --------   --------
  Total From Investment Operations .........   0.08       0.24       0.60
                                             --------   --------   --------
Distributions
  From Net Investment Income ...............  (0.26)     (0.50)     (0.51)
  From Net Realized Gains on
  Investment Transactions ..................    --       (0.05)     (0.01)
                                             --------   --------   --------
  Total Distributions ......................  (0.26)     (0.55)     (0.52)
                                             --------   --------   --------
Net Asset Value, End of Period .............   $9.56      $9.74     $10.05
                                             ========   ========   ========
  Total Return(3) ..........................   0.86%      2.49%      6.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................... 0.95%(4)     0.95%    0.95%(4)
Ratio of Net Investment Income
  to Average Net Assets .................... 5.48%(4)     5.13%    5.26%(4)
Portfolio Turnover Rate ....................    32%        72%        97%
Net Assets, End of Period
  (in thousands) ...........................  $3,441     $3,566      $845

(1) Six months ended April 30, 2000 (unaudited).

(2) November 12, 1997 (commencement of sale) through October 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


28      1-800-345-2021                       See Notes to Finanncial Statements


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Investor Class
                                         2000(1)     1999       1998       1997        1996       1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $9.65     $10.24     $10.07      $9.91      $10.07      $9.53
                                        --------   --------   --------   ---------   --------   -------
Income From Investment Operations
  Net Investment Income ................  0.29       0.55       0.58       0.59        0.58       0.59
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .... (0.22)     (0.52)      0.17       0.16       (0.06)      0.54
                                        --------   --------   --------   ---------   --------   -------
  Total From Investment Operations .....  0.07       0.03       0.75       0.75        0.52       1.13
                                        --------   --------   --------   ---------   --------   -------
Distributions
  From Net Investment Income ........... (0.29)     (0.55)     (0.58)     (0.59)      (0.58)     (0.59)
  From Net Realized Gains on
  Investment Transactions ..............   --       (0.07)       --         --        (0.10)       --
                                        --------   --------   --------   ---------   --------   -------
  Total Distributions .................. (0.29)     (0.62)     (0.58)     (0.59)      (0.68)     (0.59)
                                        --------   --------   --------   ---------   --------   -------
Net Asset Value, End of Period .........  $9.43      $9.65     $10.24     $10.07       $9.91     $10.07
                                        ========   ========   ========   =========   ========   =======
  Total Return(2) ......................  0.73%      7.71%      7.71%      7.87%       5.36%     12.19%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................0.75%(3)     0.75%      0.75%      0.75%       0.74%      0.74%
Ratio of Net Investment Income
  to Average Net Assets ................6.10%(3)     5.73%      5.73%      5.99%       5.90%      6.05%
Portfolio Turnover Rate ................   46%        89%        89%        99%         87%       133%
Net Assets, End of Period
  (in thousands) ....................... $28,379    $26,797    $26,797    $18,126     $15,626    $12,827

(1) Six months ended April 30, 2000 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


See Notes to Financial Statements               www.americancentury.com      29


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                           Advisor Class
                                              2000(1)     1999       1998      1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........  $9.65     $10.24     $10.07      $9.96
                                             --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .....................  0.28       0.53       0.56       0.12
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................ (0.22)     (0.52)      0.17       0.11
                                             --------   --------   --------   --------
  Total From Investment Operations ..........  0.06       0.01       0.73       0.23
                                             --------   --------   --------   --------
Distributions
  From Net Investment Income ................ (0.28)     (0.53)     (0.56)     (0.12)
  From Net Realized Gains on
  Investment Transactions ...................   --       (0.07)       --         --
                                             --------   --------   --------   --------
  Total Distributions ....................... (0.28)     (0.60)     (0.56)     (0.12)
                                             --------   --------   --------   --------
Net Asset Value, End of Period ..............  $9.43      $9.65     $10.24     $10.07
                                             ========   ========   ========   ========
  Total Return(3) ...........................  0.60%      0.05%      7.44%      2.33%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................1.00%(4)     1.00%      1.00%    1.00%(4)
Ratio of Net Investment Income
  to Average Net Assets .....................5.85%(4)     5.35%      5.48%    6.05%(4)
Portfolio Turnover Rate .....................   46%       106%        89%        99%
Net Assets, End of Period
  (in thousands) ............................ $3,222     $4,040     $3,150     $2,017

(1) Six months ended April 30, 2000 (unaudited).

(2) August 14, 1997 (commencement of sale) through October 31, 1997.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


30      1-800-345-2021                       See Notes to Finanncial Statements


Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Investor Class
                                         2000(1)     1999        1998       1997       1996        1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $9.12      $9.77       $9.73      $9.63      $9.78       $8.91
                                        --------   ---------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income ................  0.28       0.55        0.57       0.60       0.60        0.61
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .... (0.24)     (0.65)       0.07       0.19      (0.14)       0.87
                                        --------   ---------   --------   --------   ---------   --------
  Total From Investment Operations .....  0.04      (0.10)       0.64       0.79       0.46        1.48
                                        --------   ---------   --------   --------   ---------   --------
Distributions
  From Net Investment Income ........... (0.28)     (0.55)      (0.57)     (0.60)     (0.60)      (0.61)
  From Net Realized Gains on
  Investment Transactions ..............   --        --(2)      (0.03)     (0.09)     (0.01)        --
                                        --------   ---------   --------   --------   ---------   --------
  Total Distributions .................. (0.28)     (0.55)      (0.60)     (0.69)     (0.61)      (0.61)
                                        --------   ---------   --------   --------   ---------   --------
Net Asset Value, End of Period .........  $8.88      $9.12       $9.77      $9.73      $9.63       $9.78
                                        ========   =========   ========   ========   =========   ========
  Total Return(3) ......................  0.47%     (1.00)%      6.79%      8.57%      4.91%      17.16%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................0.80%(4)     0.80%       0.80%      0.80%      0.79%       0.78%
Ratio of Net Investment Income
  to Average Net Assets ................6.31%(4)     5.82%       5.87%      6.25%      6.18%       6.53%
Portfolio Turnover Rate ................   58%       107%         66%        52%       100%        105%
Net Assets, End of Period
  (in thousands) .......................$106,326   $121,358    $145,496   $126,580   $142,567    $149,223

(1)  Six months ended April 30, 2000 (unaudited).

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements               www.americancentury.com      31


Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                           Advisor Class
                                              2000(1)     1999       1998      1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........  $9.12      $9.77      $9.73      $9.55
                                             --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .....................  0.27       0.52       0.55       0.13
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................ (0.24)     (0.65)      0.07       0.18
                                             --------   --------   --------   --------
  Total From Investment Operations ..........  0.03      (0.13)      0.62       0.31
                                             --------   --------   --------   --------
Distributions
  From Net Investment Income ................ (0.27)     (0.52)     (0.55)     (0.13)
  From Net Realized Gains on
  Investment Transactions ...................   --        --(3)     (0.03)       --
                                             --------   --------   --------   --------
  Total Distributions ....................... (0.27)     (0.52)     (0.58)     (0.13)
                                             --------   --------   --------   --------
Net Asset Value, End of Period ..............  $8.88      $9.12      $9.77      $9.73
                                             ========   ========   ========   ========
  Total Return(4) ...........................  0.34%     (1.25)%     6.52%      3.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................1.05%(5)     1.05%      1.05%    1.05%(5)
Ratio of Net Investment Income
  to Average Net Assets .....................6.06%(5)     5.57%      5.62%    5.92%(5)
Portfolio Turnover Rate .....................   58%       107%        66%        52%
Net Assets, End of Period
  (in thousands) ............................ $3,405     $1,459     $2,153      $462

(1) Six months ended April 30, 2000 (unaudited).

(2) August 8, 1997 (commencement of sale) through October 31, 1997.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


32      1-800-345-2021                       See Notes to Finanncial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      33


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

     BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 1- TO 5-YEAR GOVERNMENT/CORPORATE INDEX is composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX includes the Lehman Government Index and the Lehman Intermediate Corporate Bond Index, which reflect the price fluctuations of U.S. Treasury and government agency securities, corporate bonds, and Yankee bonds with maturities of 1-10 years.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman
Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT INVESTMENT-GRADE DEBT FUNDS (Limited-Term Bond)--funds with dollar-weighted average maturities of five years or less that invest at least 65% of their assets in investment-grade debt.

     INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65% of their assets in investment-grade debt.

     A-RATED CORPORATE DEBT FUNDS (Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

[left margin]

INVESTMENT TEAM LEADERS

  Portfolio Managers
    BUD HOOPS
    JEFF HOUSTON
    JOHN WALSH

  Credit Research Manager
    GREG AFIESH

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT- GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


34      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 27-32.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


                                                www.americancentury.com      35


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


36      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0006                                 American Century Investment Services, Inc.
SH-SAN-20930                      (c)2000 American Century Services Corporation

[front cover]

April 30, 2000

AMERICAN CENTURY(reg.sm)
Semiannual Report

[graphic of runners]
[graphic of person looking at computer screen]

New Opportunities

[american century logo(reg.sm)]
American
Century

[inside front cover]


 NEW OPPORTUNITIES
 (TWNOX)
-------------------------------------------------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals--short-term and long-term. Fund Advisor helps you:

Get organized.

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if you're on track to meet your personal financial goals.

Get direction.

   Get recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds. This
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Get control.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

   To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

   * Your OnePIN to log in to Fund Advisor

   * Your latest tax return

   * Your most recent investment account statements

    To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.


*Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.


American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.


Saving for Higher Education Just Got Easier
--------------------------------------------------------------------------------

   Introducing LEARNING QUEST, a powerful new education savings plan. Brought to you by the state of Kansas and managed by American Century Investments, Learning Quest allows you to save tax-deferred for higher education. State and federal income taxes aren't due on the earnings until they are withdrawn, when they are taxed at the student's tax rate, which is usually lower than the contributor's.

   Parents, grandparents, -- anyone can open an account. And, anyone can be named the recipient -- even yourself. The plan can be used for any accredited university, college or approved vocational program, anywhere in the United States.

   For more information, including estate-planning benefits, call
1-800-579-2203, or visit www.learningquestsavings.com.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended April 30, 2000, rewarded investors in New Opportunities, as the fund significantly outperformed its benchmark.

     The period was short, but momentous. So-called "New Economy" stocks led the market -- in both directions. Investors stampeded into technology-oriented firms at the end of 1999 and during the first quarter of 2000, triggering one of the most powerful market advances ever. Then, suddenly, came the reminder that some "old" rules of common stock investing still apply -- including one American Century's growth fund managers hold dear: stock prices ultimately depend on earnings.

     Turning to corporate matters, the months covered in this report have been important ones for American Century. Besides serving the nearly two million investors who look to American Century for investment management, we also have worked hard to serve and support the 3,000 people who work on your behalf -- to create a positive, safe, and productive work environment. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and is essential in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's fund performance reports like this one have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal from DALBAR. You can count on us to keep looking for ways to improve the reports, literature and statements you receive from us.

     We appreciate your continued confidence in American Century.

Sincerely,

/signature/
James E. Stowers, Jr.
Chairman of the Board and Founder

/signature/
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer


[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

NEW OPPORTUNITIES
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
      in Net Assets .......................................................   12
   Notes to Financial Statements ..........................................   13
   Financial Highlights ...................................................   15

OTHER INFORMATION
   Retirement Account Information .........................................   16
   Background Information
     Investment Philosophy
       and Policies .......................................................   17
     Comparative Indices ..................................................   17
     Portfolio Managers ...................................................   17
   Glossary ...............................................................   18


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

[left margin]
                               NEW OPPORTUNITIES
                                    (TWNOX)
       TOTAL RETURNS:                                      AS OF 4/30/00
          6 Months                                               88.53%*
          1 Year                                                 172.82%
       INCEPTION DATE:                                          12/26/96
       NET ASSETS:                                        $887.1 million

* Not annualized.

Investment terms are defined in the Glossary on pages 18-19.

MARKET PERSPECTIVE

* The six months ended April 30, 2000, saw the S&P 500, the Nasdaq Composite, and the Dow all enter the new millennium at record highs. 1999 represented the fifth consecutive year that the S&P 500 was up 20% or more. The tech-heavy Nasdaq was the biggest winner, closing 1999 by posting an unprecedented gain of 86%--the largest one-year advance ever recorded by any U.S. market index.

* During the first quarter of 2000, investors continued to rush into "New Economy" stocks, particularly those of Internet and technology companies, triggering a powerful market advance. As valuations in the technology realm grew richer, though, uncertainty and volatility both increased dramatically. Spooked by the possibility of rising interest rates, investors stampeded out of technology in early March. The Nasdaq Composite was taken down 25.33% in a single week in April.


NEW OPPORTUNITIES

* New Opportunities turned in remarkable results for the six-month period, with a gain of more than three times that of its benchmark. The fund recorded one of its most powerful advances ever, gaining 125% from October 31, 1999, through February 29, 2000. New Opportunities had to give up part of that gain when investors moved out of high-expectation growth stocks in March and April.

* Several factors contributed to New Opportunities' outsized return, beginning with the fact that growth stocks led the stock market, with shares of smaller and midsized companies--the fund's hunting ground-- performing particularly well.

* A significant portion of New Opportunities' returns came from significant investments in technology-oriented companies, particularly those providing communications equipment or technology associated with the expansion of the Internet, where the level of traffic is doubling every few months. Firms producing semiconductors, components for fiber-optic communications systems, and software that enables electronic commerce on the Internet were among the fund's top performers. Apart from technology, New Opportunities was helped by selective investments in the biotechnology sector.

* Shifts in the portfolio over the period included a reduction of investments in cable firms and increased positions in energy services companies made attractive by rising oil prices and increased drilling and production by major oil companies.


2      1-800-345-2021


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]

James E. Stowers III, Chief Executive Officer of American Century

     Common stock investors will look back on the six-month interval covered by this report as one of the more extraordinary short-term experiences in stock market history.

     The major market indices -- the Standard & Poor's 500 Index, the Nasdaq Composite, and the Dow Jones Industrial Average -- all entered the new millennium at record highs. The Nasdaq ended 1999 with a stunning 86% gain, the largest one-year increase in any U.S. market index -- ever. The S&P 500 notched its fifth consecutive year with a return of 20% or more.

HIGH EXPECTATIONS

     This performance led investors to carry unrealistically high expectations into 2000. Surveys showed the average investor expected the stock market overall to rise 15% in 2000, and his or her stock portfolio to gain 18%. Perhaps they also were reading headlines like this one from our hometown paper, The Kansas City Star, in January: "New tech stocks defy old rules."

     The Star appeared to be right. "New Economy" stocks -- especially those associated with the Internet and biotechnology -- were all investors wanted to own.

     But what may have started out as "rational exuberance" for technology issues turned into rampant speculation as 2000 progressed. This was most evident in the extraordinary strength of the new-issue market, where hundreds of unseasoned, untested, "dot-com" companies soared in price, as investors scrambled to own the next America Online or Yahoo!. The technology run-up blew past three interest rate increases as if they had never happened.

     Herd-like behavior took the Nasdaq Composite up 70% from October 31, 1999, the start of this report period, to a record 5,049 on March 10. In contrast, the S&P 500 gained 2.63%. Many aggressive growth funds needed an extra decimal space in the newspaper mutual fund tables to accommodate their outsized returns.

$2 TRILLION DISAPPEARS

     But extreme market moves of this dimension do not last forever. In early March, a controversy involving the ownership of genetic information staggered the biotech sector, and one month later, the malaise had spread to technology. By April 10, investors had decided how high was too high and let the air out of the technology balloon. Nasdaq suffered its worst week ever, dropping 25.33%. More than $2 trillion in investor wealth evaporated.

     Right now, the stock market is moving in fits and starts, not sure where it wants to go. Investors' enthusiasm for technology is still high; however, they also have higher standards for the tech stocks they own. With first-quarter earnings appearing strong, wages up and the economy humming, the tug between interest rates and inflation will weigh on the stock market for a while, and there will be a greater degree of volatility. That means investors may have to recapture something that's been missing lately: patience.

[right margin]

"INVESTORS' ENTHUSIASM FOR TECHNOLOGY IS STILL HIGH; HOWEVER, THEY ALSO HAVE HIGHER STANDARDS FOR THE TECH STOCKS THEY OWN."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2000

S&P 500                       7.19%
S&P MIDCAP 400                21.26%
RUSSELL 2000                  18.72%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2000

[data shown in line chart]

                    S&P 500       S&P Mid-Cap 400      Russell 2000
10/31/1999           $1.00             $1.00             $1.00
11/30/1999           $1.02             $1.05             $1.06
12/31/1999           $1.08             $1.12             $1.18
1/31/2000            $1.03             $1.08             $1.16
2/29/2000            $1.01             $1.16             $1.35
3/31/2000            $1.11             $1.26             $1.26
4/30/2000            $1.07             $1.21             $1.19

Value on 4/30/00
Russell 20000       $1.19
S&P MidCap 400      $1.21
S&P 500             $1.07


                                                  www.americancentury.com      3


New Opportunities--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF APRIL 30, 2000

                               NEW OPPORTUNITIES    RUSSELL 2000 GROWTH INDEX
6 MONTHS(1) ...................     88.53%                27.78%
1 YEAR ........................    172.82%                31.38%
==============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .......................     62.98%                22.02%
LIFE OF FUND(2) ...............     44.98%                15.30%(3)

(1) Returns for periods less than one year are not annualized.

(2) Inception was 12/26/96.

(3) Since 12/31/96, the date nearest the fund's inception for which data are available.

See pages 17-18 for information about the Russell 2000 Growth Index and returns

GROWTH OF $10,000 OVER LIFE OF FUND

[data shown in  line chart]

                  New Opportunities        Russell 2000 Growth Index
Date                    Value                    Value
12/31/1996             $10,000                  $10,000
3/31/1997               $7,957                  $8,951
6/30/1997               $9,961                  $10,522
9/30/1997              $11,710                  $12,302
12/31/1997             $10,315                  $11,293
3/31/1998              $11,455                  $12,635
6/30/1998              $11,631                  $11,910
9/30/1998               $9,117                   $9,247
12/31/1998             $11,690                  $11,433
3/31/1999              $11,768                  $11,241
6/30/1999              $14,381                  $12,898
9/30/1999              $16,345                  $12,263
12/31/1999             $28,985                  $16,358
3/31/2000              $37,345                  $17,876
4/30/2000              $33,928                  $16,074

Value on 4/30/00
New Opportunities       $33,928
Russell 2000 Growth     $16,074

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. The index returns in this graph is as of 12/31/96, the date nearest the Investor Class's inception for which data is available. New Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

[data shown in bar chart]

             New Opportunities    Russell 2000 Growth Index
Date               Return                Return
4/30/1997         -21.41%               -11.52%
4/30/1998          50.50%                43.70%
4/30/1999           5.15%                -3.77%
4/30/2000         172.82%                31.38%

* From 12/26/96 to 4/30/97; index performance from 12/31/96 to 4/30/97.


4      1-800-345-2021


New Opportunities--Q&A
--------------------------------------------------------------------------------

[photo of Tom Telford, Chris Boyd, and John Seitzer]

     An interview with Tom Telford, Chris Boyd, and John Seitzer, portfolio managers on the New Opportunities investment team.

HOW DID NEW OPPORTUNITIES PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 2000?

     New Opportunities turned in remarkable results for the period. The fund gained 88.53% --more than three times the increase posted by its benchmark, the Russell 2000 Growth Index, which was up 27.78%. In contrast, the average mid-cap growth fund tracked by Lipper Inc., gained 39.55%.

     Nestled in this period was one of the strongest short-term increases the fund has ever experienced. New Opportunities was up 125% from the end of October until the end of February. However, a correction in technology stocks during March and April shaved away a portion of that outsized gain.

WHAT HELPED NEW OPPORTUNITIES OUTPERFORM ITS BENCHMARK BY SUCH A WIDE MARGIN?

     Our performance is the result of several factors, beginning with our investment process. We are aggressive growth investors: the most attractive company to us is one whose top and bottom lines are growing quarter-by-quarter at an accelerating pace. Also, we want evidence that the firm is in a position to sustain that type of growth going forward.

     The market played to our strength. Growth stocks continued to lead the market, and shares of small and midsized companies--our universe-- performed particularly well. Within the growth realm, technology stocks unquestionably delivered the best returns as investors focused on companies benefiting from the growth of the Internet. We began the period with close to half our assets invested in a broad mix of technology-oriented companies. New issues--stock sold by companies in their initial public offering--also continue to have a role in our portfolio. Beyond contributing meaningfully to returns, these companies have kept us up-to-date with cutting-edge technology. Importantly, though, while we're pleased to provide this strong performance, shareholders should understand that outsized returns of this level are not sustainable over time.

WHAT COMPANIES OR SECTORS CONTRIBUTED THE MOST TO PERFORMANCE?

     Much of our gain can be traced to substantial investments in three industry groups that are tied closely to the "digital revolution" that is rapidly changing the way we live, work and entertain ourselves: semiconductors (computer chips), electrical equipment, and computer software. Together, these three groups accounted for almost 60% of the fund at the end of the period.

     Most of us had never heard of the Internet four years ago. Today, using PCs and laptops, we routinely surf the Internet to do research, send and receive electronic mail, and shop for everything from airline tickets to insurance to cars. "B2B"--business-to-business electronic commerce over the Net--is also booming.

     The upshot is this: Internet traffic is doubling roughly every 100 days--

[right margin]

"THE MARKET PLAYED TO OUR STRENGTH. GROWTH STOCKS CONTINUED TO LEAD THE MARKET, AND SHARES OF SMALL AND MIDSIZED COMPANIES --OUR UNIVERSE-- PERFORMED PARTICULARLY WELL."

PORTFOLIO AT A GLANCE
------------------------------------------------------------
                                 4/30/00          10/31/99
------------------------------------------------------------
NO. OF COMPANIES                    72                87
MEDIAN P/E RATIO                  76.5              29.5
MEDIAN MARKET                    $1.80             $1.13
  CAPITALIZATION                BILLION           BILLION
PORTFOLIO TURNOVER               54%(1)            156%(2)
EXPENSE RATIO                  1.50%(3)            1.50%

(1) Six months ended 4/30/00.

(2) Year ended 10/31/99.

(3) Annualized.


Investment terms are defined in the Glossary on pages 18-19.


                                                 www.americancentury.com      5


New Opportunities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

which means the capacity of the communications pipelines carrying all these bits and bytes must grow in tandem. That's where many of the companies we own come into play: building out the Internet.

     Though microscopic in size, semiconductors are the workhorses of the Internet, processing, storing and transmitting the information millions of us click for every day. New Opportunities owns PMC Sierra, a premium producer of semiconductors for communications equipment that links computer networks. We're not alone in our recognition of PMC's accelerating growth; the stock gained 307% over the six-month period. We also built a large position (4% of the fund) in Exar, a semiconductor company whose expertise lies in devices that raise the data-carrying capacity of telephone lines.

     Our search for accelerating growth also led us to makers of the equipment that semiconductor companies use to produce their tiny chips. Two noteworthy examples are Brooks Automation (up 370% for the period) and Asyst Technologies. As Brooks' name implies, the firm makes tools and equipment, such as robotics, that automate and speed up this highly complex manufacturing process. Similarly, Asyst manufactures equipment that reduces wafer contamination in clean-room production facilities.

THE ELECTRICAL EQUIPMENT INDUSTRY ACCOUNTS FOR 21% OF THE FUND. WHERE DID YOU FIND ACCELERATING GROWTH IN THAT SECTOR?

     A number of our investments make equipment and components used in fiber-optic communications systems, the backbone of the Internet. Less than 20 years ago, data still traveled over copper wires whose top speed was about one page per second. Today, in that same second, one strand of optical fiber can transmit the equivalent of 90,000 volumes of an encyclopedia. Among our 10 largest holdings is JDS Uniphase (JDSU), the leading maker of complex components and laser systems for fiber optic networks. Demand for JDSU's technology from communications companies is so great that the company intends to increase production capacity fourfold.

     Globespan, Inc., a newcomer to the portfolio, provides digital subscriber line (DSL) technology that enables high-speed data transmission over existing copper telephone lines. Its shares gained 259% over the period.

     Powerwave Technologies, Inc., (up 222% during the period) makes amplifiers used in wireless communications equipment, selling to equipment manufacturers such as Nortel Networks, Lucent Technologies, and Ericsson.

     Pinnacle Systems, Inc., our largest position, has been a consistently strong contributor to New Opportunities' results. Pinnacle makes equipment for video editing systems.

ROUGHLY 16% OF THE FUND IS INVESTED IN SOFTWARE COMPANIES. WHAT IS DRIVING ACCELERATING GROWTH THERE?

     Two words: electronic commerce. A strong contributor in our portfolio over the period was BEA Systems, Inc. This firm makes "middleware"--software that links the multiple computer systems and databases that companies need to operate their Web sites.

     Another significant--and profitable--software holding in the same field has been TIBCO Software, Inc. TIBCO's products focus on the rapidly expanding B2B marketplace. The company's shares rose almost 600% during the period, making it our top contributor to results.

[left margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                             AS OF              AS OF
                            4/30/00           10/31/99
PINNACLE SYSTEMS,
   INC.                      5.5%                4.3%
POWERWAVE
   TECHNOLOGIES, INC.        5.1%                2.1%
JDS UNIPHASE CORP.           4.3%                1.9%
BEA SYSTEMS, INC.            4.3%                2.7%
TIBCO SOFTWARE INC.          4.2%                1.6%
EXAR CORP.                   4.0%                   -
FLEXTRONICS
   INTERNATIONAL LTD.
   ADR                       3.6%                1.1%
PMC-SIERRA, INC.             3.2%                0.5%
GLOBESPAN, INC.              3.1%                   -
GEMSTAR INTERNATIONAL
   GROUP LTD.                2.8%                5.3%

TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                             AS OF               AS OF
                            4/30/00            10/31/99
ELECTRICAL EQUIPMENT         21.3%              17.0%
SEMICONDUCTOR                18.3%               6.8%
COMPUTER SOFTWARE            16.5%              13.8%
INFORMATION SERVICES         10.5%              18.7%
INTERNET                      8.0%               4.4%


6      1-800-345-2021


New Opportunities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WERE THERE OTHER STOCKS THAT PERFORMED WELL?

     Our search for firms with accelerating growth led us to two contract manufacturers specializing in telecommunications equipment, Flextronics International and Jabil Circuit, Inc. Based in Singapore, Flextronics provides electronics manufacturing services for numerous communications applications. Jabil manufactures circuit boards for personal computers and telecom equipment. High-tech manufacturers like Cisco Systems and Dell outsource manufacturing and assembly functions to expert firms like Flextronics and Jabil.

     In the healthcare area, two of our better performers were Millennium Pharmaceuticals, Inc., and Qiagen N.V. Millennium's field is genomics--the analysis and manipulation of genetic information to help develop new drugs. Its shares gained 125% over the period. Qiagen, a Netherlands-based firm, is the world's leading supplier of technologies for separating and purifying nucleic acids (DNA and RNA).

WHICH INVESTMENTS DIDN'T LIVE UP TO  YOUR EXPECTATIONS?

     We didn't get the boost we'd hoped for from our investment in Power Integrations, Inc. Among its products are semiconductors that go into battery chargers for cellular phones, primarily for high-end handsets. When one of the company's larger clients indicated it was going to raise production of inexpensive cell phones that do not use Power Integrations' chips, investors pummeled the stock, making it New Opportunities' worst performer.

     Chirex, Inc., was another disappointment. This is an outsourcing firm that provides services to pharmaceutical companies, concentrating on the research, development and manufacturing of drug substances. Chirex reported a first-quarter loss amid weak demand for antiviral products sold by its largest client, GlaxoWellcome. We sold the stock.

WHAT SHIFTS DID YOU MAKE IN NEW OPPORTUNITIES' PORTFOLIO?

     We closed out a number of positions in the media industry. Cable service providers are spending a great deal to prepare their networks to carry the next generation of digital services. We shifted our focus to companies supplying them with technology and equipment.

     Finally, higher oil prices led us to initiate positions in oil services companies. Two of them are Marine Drilling Company, which does offshore drilling for the large oil companies, and National Oilwell, which sells machinery and drilling equipment. Overall, oil services turned out to be among our best-contributing industries.

HAS A NEW MANAGER BEEN ADDED TO THE NEW OPPORTUNITIES TEAM?

     Yes. Tom Telford was promoted to portfolio manager in February. He previously was an investment analyst for New Opportunities. Tom joined the company in 1996.

WHAT ARE YOUR PLANS FOR NEW OPPORTUNITIES DURING THE NEXT SIX MONTHS?

     Shareholders can count on us to continue applying our investment approach with diligence and discipline. Right now, we're seeing unprecedented levels of volatility in the markets as a result of concerns about higher interest rates, and extreme valuations on many technology-oriented companies. We think the best way to ride through volatile periods is by owning the types of firms our process is designed to lead us to: successful businesses with solid earnings. This is especially true in the technology area, where investors are becoming much more discriminating.

[right martin]

"WE THINK THE BEST WAY TO RIDE THROUGH VOLATILE PERIODS IS BY OWNING THE TYPES OF FIRMS OUR PROCESS IS DESIGNED TO LEAD US TO: SUCCESSFUL BUSINESSES WITH SOLID EARNINGS."

TYPES OF INVESTMENTS IN  THE PORTFOLIO
AS OF APRIL 30, 2000

[data shown in pie chart]

COMMON STOCKS                    96.3%
TEMPORARY CASH INVESTMENTS        3.7%


AS OF OCTOBER 31, 1999

[data shown in pie chart]

COMMON STOCKS                    99.5%
TEMPORARY CASH INVESTMENTS        0.5%


                                                  www.americancentury.com      7


New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.3%

COMPUTER HARDWARE &
BUSINESS MACHINES -- 6.1%
                  71,800   Network Peripherals, Inc.(1)              $    2,013
               2,012,000   Pinnacle Systems, Inc.(1)                     48,348
                  36,800   Proxim, Inc.(1)                                2,816
                                                                   -------------
                                                                         53,177
                                                                   -------------
COMPUTER SOFTWARE -- 16.5%
                 776,200   BEA Systems, Inc.(1)                          37,379
                 117,400   Cognos, Inc.(1)                                4,402
                 540,600   Gemstar International Group Ltd.(1)           24,986
                 439,700   General Magic, Inc.(1)                         2,425
                 195,600   National Instruments Corp.(1)                  9,529
                 344,900   Objective Systems Integrators, Inc.(1)         4,893
                 461,200   ONYX Software Corp.(1)                         9,873
                 170,300   Rational Software Corp.(1)                    14,491
                 409,200   TIBCO Software Inc.(1)                        36,432
                                                                   -------------
                                                                        144,410
                                                                   -------------
DRUGS -- 5.1%
                  27,000   Abgenix, Inc.(1)                               2,417
                 138,600   Biovail Corp. International(1)                 6,609
                 127,300   Enzon, Inc.(1)                                 4,738
                 138,200   Millennium Pharmaceuticals, Inc.(1)           10,961
                  43,600   Protein Design Labs, Inc.(1)                   4,440
                  56,000   QIAGEN N.V.(1)                                 8,152
                  63,600   QLT PhotoTherapeutics Inc.(1)                  3,536
                 122,700   Tanox, Inc.(1)                                 3,585
                                                                   -------------
                                                                         44,438
                                                                   -------------
ELECTRICAL EQUIPMENT -- 21.3%
                 232,200   Digital Microwave Corp.(1)                     8,570
                 445,059   Flextronics International Ltd. ADR(1)         31,279
                 421,000   Glenayre Technologies, Inc.(1)                 5,539
                 175,600   Harmonic Inc.(1)                              12,956
                 284,600   Jabil Circuit, Inc.(1)                        11,651
                 365,312   JDS Uniphase Corp.(1)                         37,890
                  32,500   Netro Corp.(1)                                 1,419
                 430,200   P-COM, Inc.(1)                                 4,638
                 213,000   Powerwave Technologies, Inc.(1)               44,311
                 142,600   Tekelec, Inc.(1)                               4,969
                 271,600   Tollgrade Communications, Inc.(1)             17,917
                 196,600   Westell Technologies, Inc.(1)                  5,585
                                                                   -------------
                                                                        186,724
                                                                   -------------
ELECTRICAL UTILITIES -- 0.8%
                   80,900  Calpine Corp.(1)                               7,402
                                                                   -------------
INDUSTRIAL PARTS -- 0.3%
                  84,200   Mettler-Toledo International, Inc.(1)          2,905
                                                                   -------------


Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 10.5%
                 160,500   BISYS Group, Inc. (The)(1)                 $  10,026
                 204,200   CBT Group Public Limited
                              Company ADR(1)                              9,827
                 172,500   Cysive, Inc.(1)                                9,385
                 269,550   Diamond Technology Partners Inc.(1)           21,353
                 509,900   LCC International, Inc. Cl A(1)               12,349
                 393,200   Proxicom, Inc.(1)                             13,418
                 136,200   Sapient Corp.(1)                              10,781
                 181,900   TenFold Corp.(1)                               4,667
                                                                   -------------
                                                                         91,806
                                                                   -------------
INTERNET -- 8.0%
                 137,600   Active Software, Inc.(1)                       5,543
                 153,500   Art Technology Group, Inc.(1)                  9,292
                 124,000   Exodus Communications, Inc.(1)                10,955
                 283,200   GlobeSpan, Inc.(1)                            27,161
                  65,000   Inktomi Corp.(1)                              10,004
                 128,800   Saba Software, Inc.(1)                         3,675
                 129,150   USinternetworking, Inc.(1)                     3,209
                                                                   -------------
                                                                         69,839
                                                                   -------------
MEDIA -- 2.4%
                 493,400   TV Guide, Inc. Cl A(1)                        14,817
                  58,900   Univision Communications
                              Inc. Cl A(1)                                6,435
                                                                   -------------
                                                                         21,252
                                                                   -------------
MEDICAL PRODUCTS & SUPPLIES -- 1.2%
                  85,100   Aclara BioSciences, Inc.(1)                    3,186
                  17,500   Aurora Biosciences Corp.(1)                      632
                 226,800   CONMED Corp.(1)                                5,911
                  51,200   Nanogen, Inc.(1)                               1,245
                                                                   -------------
                                                                         10,974
                                                                   -------------
OIL SERVICES -- 4.6%
                 435,300   Marine Drilling Co., Inc.(1)                  11,318
                 263,800   Maverick Tube Corp.(1)                         7,560
                 397,500   National-Oilwell, Inc.(1)                      9,515
                 431,100   Rowan Companies, Inc.(1)                      12,044
                                                                   -------------
                                                                         40,437
                                                                   -------------
REAL ESTATE -- 1.2%
                 192,400   Pinnacle Holdings Inc.(1)                     10,792
                                                                   -------------


8      1-800-345-2021                          See Notes to Financial Statements


New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
APRIL 30, 2000 (UNAUDITED)

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 18.3%
                 222,800   Advanced Energy Industries, Inc.(1)       $  15,380
                 206,000   Asyst Technologies, Inc.(1)                  11,015
                 120,300   Brooks Automation, Inc.(1)                   10,782
                 136,600   Conexant Systems, Inc.(1)                     8,183
                 435,250   Exar Corp.(1)                                34,888
                 208,600   Kopin Corp.(1)                               16,147
                 102,700   M-Systems Flash Disk Pioneers(1)              6,772
                 113,800   Pericom Semiconductor Corp.(1)                4,997
                 145,600   PMC-Sierra, Inc.(1)                          27,928
                 161,000   Power Integrations, Inc.(1)                   3,673
                 132,700   PRI Automation, Inc.(1)                      10,604
                 280,700   REMEC, Inc.(1)                               10,579
                                                                 --------------
                                                                       160,948
                                                                 --------------
TOTAL COMMON STOCKS                                                    845,104
                                                                 --------------
     (Cost $429,249)

                            ($ in Thousands)                            Value
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 3.7%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.68%, dated 4/28/00,
       due 5/1/00 (Delivery value $32,215)                              32,200
                                                                 --------------
(Cost $32,200)

TOTAL INVESTMENT SECURITIES -- 100.0%                                 $877,304
                                                                 =============
     (Cost $461,449)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)

ASSETS                                   (In Thousands Except Per Share Amounts)

Investment securities, at value
(identified cost of $461,449) (Note 3) ........................       $ 877,304
Cash ..........................................................              53
Receivable for investments sold ...............................          15,748
Dividends and interest receivable .............................              15
                                                                      ---------
                                                                        893,120
                                                                      ---------

LIABILITIES
Payable for investments purchased .............................           4,970
Accrued management fees (Note 2) ..............................           1,033
                                                                      ---------
                                                                          6,003
                                                                      ---------
Net Assets ....................................................       $ 887,117
                                                                      =========

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ....................................................         200,000
                                                                      =========
Outstanding ...................................................          56,200
                                                                      =========

Net Asset Value Per Share .....................................       $   15.79
                                                                      =========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................       $ 364,997
Accumulated net investment loss ...............................          (5,342)
Accumulated undistributed net realized
   gain on investment transactions ............................         111,607
Net unrealized appreciation on investments (Note 3) ...........         415,855
                                                                      ---------
                                                                      $ 887,117
                                                                      =========


10         1-800-345-2021                      See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

INVESTMENT LOSS                                                  (In Thousands)
Income:
Interest .......................................................      $     647
Dividends ......................................................             38
                                                                      ---------
                                                                            685
                                                                      ---------

Expenses (Note 2):
Management fees ................................................          6,025
Directors' fees and expenses ...................................              2
                                                                      ---------
                                                                          6,027
                                                                      ---------

Net investment loss ............................................         (5,342)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...............................        112,006
Change in net unrealized appreciation on investments ...........        286,289
                                                                      ---------
Net realized and unrealized gain on investments ................        398,295
                                                                      ---------
Net Increase in Net Assets Resulting from Operations ...........      $ 392,953
                                                                      =========


See Notes to Financial Statements             www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1999

Increase in Net Assets

                                                                 2000         1999
OPERATIONS                                                         (In Thousands)
Net investment loss .........................................$  (5,342)   $  (3,583)
Net realized gain on investments ............................  112,006       74,553
Change in net unrealized appreciation on investments ........  286,289      115,193
                                                             ---------    ---------
Net increase in net assets resulting from operations ........  392,953      186,163
                                                             ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ..........  (57,661)        --
                                                             ---------    ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...................................  183,326       49,239
Proceeds from reinvestment of distributions .................   56,051         --
Payments for shares redeemed ................................  (88,514)     (47,931)
                                                             ---------    ---------
Net increase in net assets from capital share transactions ..  150,863        1,308
                                                             ---------    ---------
Net increase in net assets ..................................  486,155      187,471

NET ASSETS
Beginning of period .........................................  400,962      213,491
                                                             ---------    ---------
End of period ...............................................$ 887,117    $ 400,962
                                                             =========    =========
Net investment loss .........................................$  (5,342)        --
                                                             =========    =========

TRANSACTIONS IN SHARES OF THE FUND
Sold ........................................................   13,812        7,011
Issued in reinvestment of distributions .....................    4,591         --
Redeemed ....................................................   (5,995)      (8,016)
                                                             ---------    ---------
Net increase (decrease) .....................................   12,408       (1,005)
                                                             =========    =========


12   1-800-345-2021                            See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. New Opportunities Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts on April 30, 2000.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.


--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2000, were $457,057,330 and $408,119,443, respectively.

    At April 30, 2000, accumulated net unrealized appreciation was $415,518,952, based on the aggregate cost of investments for federal income tax purposes of $461,784,599, which consisted of unrealized appreciation of $446,644,645 and unrealized depreciation of $31,125,693.


--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2000.


14    1-800-345-2021


New Opportunities--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
                                                          2000(1)              1999            1998       1997(2)
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
Net Asset Value, Beginning of Period ................$      9.16        $      4.77     $      5.31     $      5.00
                                                     -----------        -----------     -----------     -----------
Income From Investment Operations
  Net Investment Loss ...............................      (0.10)             (0.08)          (0.06)          (0.04)
  Net Realized and Unrealized Gain
   (Loss) on Investment Transactions ................       7.87               4.47           (0.48)           0.35
                                                     -----------        -----------     -----------     -----------
  Total From Investment Operations ..................       7.77               4.39           (0.54)           0.31
                                                     -----------        -----------     -----------     -----------
Distributions
  From Net Realized Gains on Investments ............      (1.14)              --              --              --
                                                     -----------        -----------     -----------     -----------
Net Asset Value, End of Period ......................$     15.79        $      9.16     $      4.77     $      5.31
                                                     ===========        ===========     ===========     ===========
  Total Return(3) ...................................      88.53%             92.03%         (10.17)%          6.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...       1.50%(4)           1.50%           1.50%           1.49%(4)
Ratio of Net Investment Loss to Average Net Assets .. (1.33)%(4)              (1.29)%         (1.16)%    (1.09)%(4)
Portfolio Turnover Rate .............................         54%               156%            147%            118%
Net Assets, End of Period (in thousands) ............$   887,117        $   400,962     $   213,491     $   231,266

(1)  Six months ended April 30, 2000 (unaudited).

(2)  December 26, 1996 (inception) through October 31, 1997.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements             www.americancentury.com         15


Retirement Account Information
--------------------------------------------------------------------------------

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long-term growth potential. To enable the fund to maintain its emphasis on small growth companies, it has always been our intention to close New Opportunities to new investors when it reached $400 million in assets. The fund reached that asset level in November 1999 and closed to new investors on November 22, 1999. Current shareholders as of that date may continue to invest in the fund.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS
  New Opportunities
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA
       TOM TELFORD, CFA


                                                www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                             RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term  Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                             RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Large Cap Value
Strategic Allocation:            Tax-Managed Value
   Moderate                      Income & Growth
Strategic Allocation:            Value
   Conservative                  Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY              INTERNATIONAL

Veedot(SM)                       Global Gold            Emerging Markets
New Opportunities                                       International Discovery
Giftrust(reg.tm)                                        International Growth
Vista                                                   Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                             RISK LEVEL - MODERATE

                                 SPECIALTY
                                 Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


[photo of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.


For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.


In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.



--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES



0004                         American Century Investment Services, Inc.
SH-SAN-20657                 (c)2000 American Century Services Corporation

[front cover]

APRIL 30, 2000

AMERICAN CENTURY(reg.sm)
SEMIANNUAL REPORT

[graphic of runners]

High-Yield


[american century logo (reg.sm)]
American
Century

[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

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and select Fund Advisor at the top of the page. For the initial set-up, you
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American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

HIGH-YIELD
(ABHIX)
---------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Saving for College Just Got Easier
--------------------------------------------------------------------------------

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   For more information, including estate-planning benefits, call
1-800-579-2203, or visit www.learningquestsavings.com.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended April 30, 2000, proved relatively difficult for high-yield bond investors as the pace of U.S. economic growth and inflation quickened. Trying to keep growth and inflation under control, the Federal Reserve raised short-term interest rates three times in the last six months.

     Higher rates put significant pressure on bond prices. A lack of demand further limited high-yield bond returns. Despite this challenging environment, American Century High-Yield's performance was better than average--the fund outperformed both its benchmark and Lipper group average.

     Besides serving the nearly two million investors who look to American Century for investment management, we also have an obligation to the 3,000 people who work on your behalf--to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly--acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's shareholder reports--like this one--have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal of approval from DALBAR. You can count on us to keep looking for ways to improve the reports, literature, and statements you receive from us.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

              Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Credit Review ..........................................................    4
HIGH-YIELD
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Yields .................................................................    6
   Portfolio Composition
      by Credit Rating ....................................................    7
   Top Five Industries ....................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16
OTHER INFORMATION
   Retirement Account
      Information .........................................................   17
   Background Information
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
      Lipper Rankings .....................................................   18
      Credit Rating
         Guidelines .......................................................   18
      Investment Team
         Leaders ..........................................................   18
   Glossary ...............................................................   19


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Rising interest rates, weak demand, and volatile financial markets made for a difficult environment for high-yield bonds during the six months ended April 30, 2000.

* Economic growth surged in late 1999 and early 2000. Stronger growth and a big jump in oil prices meant inflation also ticked up.

* To head off inflation, the Federal Reserve raised short-term interest rates several times in the six months.

* Demand for high-yield bonds fell. More than $4 billion left high-yield mutual funds in the first four months of 2000.

CREDIT REVIEW

* The default rate among high-yield bonds moderated somewhat in 2000 after peaking at about 6% last October.

* Defaults rose last year largely because of problems among high-yield issuers in the energy and basic materials sectors, as well as select healthcare companies.

* Volatile equity markets weighed on credit quality because they closed a key avenue of financing for many small high-yield companies.

FUND PERFORMANCE

* Despite the relatively tough environment for high-yield bonds, the portfolio outperformed its benchmark and Lipper category average.

* The fund's 30-day SEC yield rose significantly over the six months. Higher rates and falling bond prices were part of the story; in addition, we reduced our cash position after Y2K went off without a hitch.

FUND STRATEGY

* We reduced our exposure to bonds rated BB and added lower-quality securities with shorter durations. That decreased the fund's interest rate sensitivity.

* Telecommunications bonds continued to be the portfolio's largest holding. Despite a rough start to 2000, these bonds held up better than the broader market for the six months.

OUTLOOK

* We expect the Federal Reserve to raise interest rates again in the coming months in an attempt to pre-empt inflation.

* We're positive on high-yield bonds going forward--defaults appear to have peaked, the economy's healthy, and these bonds are offering the most attractive yields since 1998.

[left margin]

                HIGH-YIELD
                  (ABHIX)
    TOTAL RETURNS:       AS OF 4/30/00
       6 Months                  2.63%*
       1 Year                   -1.11%
    30-DAY SEC YIELD:           10.93%
    INCEPTION DATE:            9/30/97
    NET ASSETS:          $32.1 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

LIMITED PERFORMANCE

     Several factors combined to limit high-yield bond returns during the six months ended April 30, 2000. These included weak demand for high-yield securities and sharp volatility in the stock and bond markets, as well as higher interest rates and inflation. For the six months, the DLJ High Yield Index returned 1.20%.

RATES AND INFLATION RISE

     Rapid economic growth and a big increase in oil prices put upward pressure on inflation. Consumer prices rose 3% for the 12 months ended April 30, with the biggest increases coming in 2000. Even after stripping out food and energy costs, prices rose at a 3.2% annual rate during the three months ended in April.

     Concern about inflation led the Federal Reserve to raise short-term interest rates beginning in the summer of 1999.

STOCKS AND BONDS CHOPPY

     While short-term rates were rising, long-term Treasury yields actually fell. That was a result of the Treasury Department's plan to trim sales of new securities and to buy back $30 billion in existing longer-dated bonds.

     On top of all the volatility in the bond market, stocks also seesawed. Stocks skyrocketed in late 1999 and early 2000, and many investors abandoned the high-yield sector for the lure of juicier returns in equities.

     But that trade looked less attractive in late March and April, when stocks fell sharply. However, stocks' swoon also proved bad news for high-yield bonds because investors worried that a wobbly equity market would limit the ability of some high-yield issuers to raise capital. As a result, high-yield bonds were hit from both sides during the six months.

YIELD SPREADS WIDEN

     Poor performance by high-yield bonds and the technical rally in long-term Treasurys meant the high-yield sector underperformed Treasurys. As a result, the spread--or difference in yield--between high-yield and Treasury bonds widened, reaching levels not seen since the Asian economic crisis and Russian debt default of 1998 (see the graph at right). The wider the yield spread, the more attractive high-yield bonds become.

POOR DEMAND

     Demand for high-yield bonds ebbed significantly over the last six months. According to AMG Data Services, more than $4 billion flowed out of high-yield mutual funds in just the first four months of 2000.

     With demand so weak, the supply of new high-yield bonds fell. So far in 2000, supply is running at about half last year's pace. And what new issues there are have been forced to offer very high interest rates to attract buyers.

[right margin]

"POOR PERFORMANCE BY HIGH-YIELD BONDS AND THE TECHNICAL RALLY IN LONG-TERM TREASURYS MEANT THE HIGH-YIELD SECTOR UNDERPERFORMED TREASURYS."

[line graph - data below]

HIGH-YIELD/TREASURY YIELD SPREAD

DATE            YIELD SPREAD
4/30/97            343
5/30/97            318
6/30/97            320
7/30/97            329
8/30/97            318
9/30/97            313
10/30/97           361
11/30/97           347
12/30/97           356
1/30/98            366
2/28/98            349
3/30/98            345
4/30/98            357
5/30/98            384
6/30/98            409
7/30/98            400
8/30/98            617
9/30/98            687
10/30/98           735
11/30/98           618
12/30/98           641
1/30/99            626
2/28/99            585
3/30/99            588
4/30/99            537
5/30/99            545
6/30/99            549
7/30/99            553
8/30/99            573
9/30/99            611
10/30/99           616
11/30/99           577
12/30/99           549
1/30/00            549
2/29/00            573
3/30/00            657
4/30/00            654

In Basis Points (a basis point equals 0.01%)
This chart shows the yield difference, or spread, between the bonds in the DLJ High Yield Index and 10-year Treasury securities.

Source: Donaldson, Lufkin & Jenrette


                                                www.americancentury.com      3


Credit Review
--------------------------------------------------------------------------------

DEFAULTS TREND LOWER

     The default rate--a measure of high-yield bond issuers who missed an interest or principal payment--moderated somewhat for the 12 months ended April 30, 2000. The current rate of 5.6% is down slightly from a peak of a little more than 6% last October, according to Merrill Lynch.

DEFAULTS NARROWLY CONCENTRATED

     Defaults peaked late last year because of a shakeout in a handful of sectors of the high-yield market. Energy and basic materials companies were relatively hard hit last year because of fallout from the Asian economic crisis and global slowdown in 1998, which weighed on commodity prices and hurt profits

     In addition, long-term care facilities came under significant pressure last year, largely because the government's overhaul of the Medicare reimbursement system crimped profits for these companies.

LIMITED ACCESS TO CAPITAL

     Sharp volatility in equity markets also weighed on the creditworthiness of some high-yield issuers because it effectively closed the window for initial public offerings, or IPOs. In an IPO, a company raises capital by selling stock publicly for the first time.

     For many small high-yield companies, the IPO market is a key source of investment capital. But the IPO bubble burst in the first quarter of 2000, eliminating that avenue of financing. As a result, it was harder for companies to raise money to finance operations and build their infrastructure.

     Meanwhile, it was also difficult for smaller, less well-known companies to raise the money they needed to finance their businesses in the high-yield market. Nervous investors showed a reluctance to buy anything but the largest, most liquid bond deals.

CREDIT OUTLOOK UNCERTAIN

     There is some debate about the outlook for defaults going forward. Independent credit rating agency Moody's predicts the default rate for high-yield bonds will rise to about 7% in the first quarter of 2001.

     At that time, many of the high-yield bonds issued from 1996 to 1998--when credit standards were relatively lax--will have their fourth or fifth birthday. Historically, default rates on high-yield bonds peak around that time--call it high yield's "mid-life crisis."

     On the other hand, many industry experts think Moody's numbers overshoot the mark by relying on overly pessimistic assumptions of economic and financial conditions.

     We believe many of the excesses and less creditworthy deals of the mid- to late-1990s have already worked their way through the system. In addition, we think the larger problems that led to the peak in default rates last year are well behind us. As a result, we expect default rates to level off or continue to fall, rather than increase, as Moody's predicts.

[left margin]

"DEFAULTS PEAKED LATE LAST YEAR BECAUSE OF A SHAKEOUT IN A HANDFUL OF SECTORS OF THE HIGH-YIELD MARKET."

HIGH-YIELD CREDIT
ANALYSIS TEAM
     MICHAEL DIFLEY
     LYNDA LOWRY


4      1-800-345-2021


High-Yield--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                             DLJ HIGH YIELD     HIGH CURRENT YIELD FUNDS(2)
                HIGH-YIELD       INDEX        AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        2.63%          1.20%            1.03%
1 YEAR            -1.11%         -2.42%           -2.56%       125 OUT OF 347
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND       1.89%          1.68%            0.89%        90 OUT OF 216

The fund's inception date was 9/30/97.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 18-19 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND Value on 4/30/00 High-Yield $10,496 DLJ High Yield Index $10,439

                    High-Yield    DLJ High Yield Index
DATE                  VALUE              VALUE
9/30/1997            $10,000            $10,000
10/31/1997            $9,963             $9,987
11/30/1997           $10,044            $10,073
12/31/1997           $10,174            $10,173
1/31/1998            $10,437            $10,330
2/28/1998            $10,491            $10,412
3/31/1998            $10,667            $10,529
4/30/1998            $10,718            $10,574
5/31/1998            $10,729            $10,583
6/30/1998            $10,717            $10,595
7/31/1998            $10,781            $10,678
8/31/1998            $10,097             $9,953
9/30/1998             $9,947             $9,929
10/31/1998            $9,548             $9,723
11/30/1998           $10,144            $10,269
12/31/1998           $10,044            $10,228
1/31/1999            $10,210            $10,368
2/28/1999            $10,209            $10,313
3/31/1999            $10,409            $10,452
4/30/1999            $10,606            $10,699
5/31/1999            $10,468            $10,540
6/30/1999            $10,445            $10,549
7/31/1999            $10,514            $10,552
8/31/1999            $10,360            $10,448
9/30/1999            $10,283            $10,374
10/31/1999           $10,219            $10,315
11/30/1999           $10,376            $10,489
12/31/1999           $10,634            $10,596
1/31/2000            $10,659            $10,559
2/29/2000            $10,786            $10,615
3/31/2000            $10,503            $10,442
4/30/2000            $10,496            $10,439

$10,000 investment made 9/30/97

The graph at left shows the performance of a $10,000 investment over the life of the fund. The DLJ High Yield Index is provided for comparison. High-Yield's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

                High-Yield       DLJ High Yield Index
DATE              RETURN              RETURN
4/30/1998*         7.26%               5.74%
4/30/1999         -1.03%               1.18%
4/30/2000         -1.11%              -2.42%

* From 9/30/97 (the fund's inception date) to 4/30/98.


                                                www.americancentury.com      5


High-Yield--Q&A
--------------------------------------------------------------------------------
[photo of Theresa Fennell]

     An interview with Theresa Fennell, a portfolio manager on the High-Yield fund investment team.

HOW DID HIGH-YIELD PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2000?

     Though high-yield bond returns were somewhat disappointing overall, the fund performed very well relative to its benchmark and Lipper group average. For the six months, High-Yield had a return of 2.63%. By comparison, the fund's benchmark, the DLJ High Yield Index, returned 1.20%. The 370 "High Current Yield Funds" tracked by Lipper Inc. averaged a 1.03% return for the same period. (See the previous page for detailed performance comparisons.)

CAN YOU TALK ABOUT THE BIG INCREASE IN THE FUND'S YIELD IN THE LAST SIX MONTHS?

     The portfolio's 30-day SEC yield was nearly 11% as of April 30. That's up quite a bit from about 9.25% just six months ago.

     Two important reasons for the increase in the fund's yield were rising interest rates and the relatively poor performance of high-yield bonds. Bond prices and yields move in opposite directions, so lower prices mean higher yields.

     Another reason for the fund's higher yield in the last six months is that we reduced our cash position significantly. We went into late 1999 holding additional cash ahead of year-end, but we drew down that position after Y2K went off without a hitch and money flowed out of the fund in 2000.

HOW DID YOU POSITION THE PORTFOLIO DURING A PERIOD THAT WAS PRETTY ROUGH SLEDDING FOR HIGH-YIELD BONDS?

     We made some changes to the fund's credit quality and sector weightings to try to ride out a period where interest rates were rising, money was flowing out of the high-yield market, and stocks and bonds were volatile.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S CREDIT QUALITY?

     We tried to reduce our exposure to high-yield bonds that are most sensitive to interest rate changes. For example, BB bonds tend to move in line with interest rates. As a result, we cut our exposure to BB securities by about half (see the charts on page 7). We also reduced the fund's rate sensitivity by adding some lower-quality bonds with shorter durations. (Duration is defined on page 19.) This move helped reduce the fund's exposure to rising interest rates while allowing us to better utilize our experienced credit research team.

HOW ABOUT THE PORTFOLIO'S SECTOR WEIGHTINGS?

     Telecommunications bonds--including those issued by phone, wireless, and Internet companies, among others--continued to be the fund's largest holding. Four of our top five industry weightings are in this sector (see page 7). These bonds held up a little better than the broader high-yield market in spite of the volatility that hit telecommunication stocks during March and April.

[left margin]

"THE FUND PERFORMED VERY WELL RELATIVE TO ITS BENCHMARK AND LIPPER GROUP
AVERAGE."

PORTFOLIO AT A GLANCE
                             4/30/00       10/31/99
   NUMBER OF SECURITIES        66             63
   WEIGHTED AVERAGE
      MATURITY               6.2 YRS        6.6 YRS
   AVERAGE DURATION          4.4 YRS        4.9 YRS
   EXPENSE RATIO             0.90%*          0.90%

* Annualized.

YIELD AS OF APRIL 30, 2000
   30-DAY SEC YIELD         10.93%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


High-Yield--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Despite their recent slump, many of these securities performed well in late 1999 and early 2000. The sector benefited from globalization, mergers, acquisitions, and high-profile strategic investments. Outperformance by telecommunications bonds was a key reason the fund beat its benchmark for the six months.

YOU ALSO CONTINUED TO FAVOR BONDS OF PAPER AND FOREST PRODUCTS COMPANIES. WHAT'S THE ATTRACTION?

     We like paper and forest products companies because we think supply and demand for these basic materials look good. Bonds in this sector looked cheap, having tumbled after the economic and financial crisis of 1998. But the global economy has recovered since, so we felt the prices and yields available on these bonds were just too good to pass up.

     One way these companies have improved the supply outlook is by building market share through consolidation, rather than creating new capacity. Demand for these commodities also improved along with global growth.

     Of course, world central banks are trying to pre-empt inflation by raising interest rates. These bonds could suffer if rates rise enough to slow the economy significantly.

IT SOUNDS LIKE YOU THINK INTEREST RATES ARE HEADED HIGHER. WHY?

     The U.S. economy grew at an annual rate of more than 6% in the last few quarters. That's about twice as fast as the Federal Reserve would like to see. In addition, inflation is rising at a faster rate than it has in the past several years, though it's still relatively low by historical standards.

     Add it all up, and we think the Fed will raise short-term interest rates in the coming months to tap the brakes and try to bring the economy back below its speed limit for non-inflationary growth.

WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

     We think high-yield bonds represent excellent values right now--they're trading with prices and yields we haven't seen since the global economic crisis of 1998, but we see no comparable risks this year. We're also optimistic longer term because we think global economic growth remains strong, and high-yield bond defaults appear to have peaked (see page 4).

     But near term, it's hard to see a sustained rally until the Fed's done raising rates. Another guidepost for high-yield bonds is the stock market--less volatility in technology stocks would likely help our market.

GIVEN THAT OUTLOOK, HOW WILL YOU POSITION THE PORTFOLIO IN THE COMING MONTHS?

     In terms of sector weightings, we're likely to continue to overweight telecommunications bonds. These securities have been key to the fund's outperformance of its benchmark and Lipper group, and we think they've got some more room to run.

     In terms of credit quality, we're likely to continue with our current positioning as long as we're comfortable with the strength of the economy. But if we think higher interest rates might slow economic growth too much, we would likely move back up in credit quality, buying BB rated bonds.

[right margin]

"WE THINK HIGH-YIELD BONDS REPRESENT EXCELLENT VALUES RIGHT NOW."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                              % OF FUND INVESTMENTS
                             AS OF            AS OF
                            4/30/00          10/31/99
AAA                           7%                3%
BBB                           1%                1%
BB                            8%               16%
B                            67%               67%
CCC                          12%                7%
UNRATED                       5%                6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 18 for more information.

TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                             AS OF            AS OF
                            4/30/00          10/31/99
TELEPHONE                    18.3%             16.1%
MEDIA                        12.0%             8.7%
INTERNET                     9.5%              4.6%
FOREST PRODUCTS &
    PAPER                    7.7%              6.7%
WIRELESS
    TELECOMMUNICATIONS       7.2%              5.3%


                                             www.americancentury.com      7


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 87.4%

AIRLINES -- 2.4%
              $   750,000  Atlas Air, Inc., 10.75%, 8/1/05          $   753,750
                                                                    -----------
APPAREL & TEXTILES -- 2.7%
                  500,000  Delta Mills, Inc., Series B, 9.625%,
                              9/1/07                                    366,250
                  500,000  Supreme International Corp.,
                              12.25%, 4/1/06                            475,000
                                                                    -----------
                                                                        841,250
                                                                    -----------
BANKS -- 1.9%
                  750,000  Bay View Capital Corp., 9.125%,
                              8/15/02                                   579,375
                                                                    -----------
CHEMICALS -- 3.8%
                1,000,000  Huntsman ICI Chemicals, 11.80%,
                              12/31/09(1)                               320,000
                  500,000  Lyondell Chemical Co., Series B,
                              9.875%, 5/1/07                            494,375
                  500,000  United Industries Corp., Series B,
                              9.875%, 4/1/09 (Acquired
                              8/16/99, Cost $440,000)(3)                367,500
                                                                    -----------
                                                                      1,181,875
                                                                    -----------
COMPUTER SOFTWARE -- 0.2%
                  870,000  Telehub Communications Corp.,
                              36.78%, 7/31/05(2)                         73,950
                                                                    -----------
CONSTRUCTION & REAL PROPERTY -- 1.6%
                  500,000  Omega Cabinets, 10.50%,
                              6/15/07                                   487,500
                                                                    -----------
ELECTRICAL EQUIPMENT -- 2.5%
                  250,000  International Utility Structures Inc.,
                              10.75%, 2/1/08                            208,750
                  750,000  Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                          566,250
                                                                    -----------
                                                                        775,000
                                                                    -----------
ENERGY RESERVES & PRODUCTION -- 1.9%
                  570,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                            578,550
                                                                    -----------
ENVIRONMENTAL SERVICES -- 1.6%
                  750,000  Allied Waste Industries, Inc.,
                              Series B, 10.00%, 8/1/09                  511,875
                                                                    -----------
FINANCIAL SERVICES -- 1.8%
                  750,000  Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                           551,250
                                                                    -----------
FOREST PRODUCTS & PAPER -- 7.7%
                  750,000  Ainsworth Lumber Co. Ltd., PIK,
                              12.50%, 7/15/07                           787,500
                  500,000  Gaylord Container Corp., Series B,
                              9.875%, 2/15/08                           397,500
                  500,000  Repap New Brunswick, 10.625%,
                              4/15/05                                   473,750


Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  250,000  Riverwood International, 10.875%,
                              4/1/08                                $   241,250
                  500,000  Stone Container, 10.75%,
                              10/1/02                                   505,000
                                                                    -----------
                                                                      2,405,000
                                                                    -----------
HOTELS -- 3.2%
                  500,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                    510,000
                  500,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                   490,000
                                                                    -----------
                                                                      1,000,000
                                                                    -----------
INDUSTRIAL -- 2.8%
                  750,000  Graham Packaging Co., Series B,
                              9.21%, 1/15/09(2)                         423,750
                  500,000  Key Components, Inc., 10.50%,
                              6/1/08                                    451,250
                                                                    -----------
                                                                        875,000
                                                                    -----------
INDUSTRIAL SERVICES -- 3.6%
                  500,000  Building One Services, 10.50%,
                              5/1/09 (Acquired 11/23/99,
                              Cost $470,000)(3)                         456,250
                  750,000  United Rentals, Inc., Series B,
                              9.25%, 1/15/09                            680,625
                                                                    -----------
                                                                      1,136,875
                                                                    -----------
INTERNET -- 7.1%
                1,000,000  Amazon.com, Inc., 10.47%,
                              5/1/08(2)                                 582,500
                  500,000  Exodus Communications, Inc.,
                              10.75%, 12/15/09                          501,250
                  750,000  PSINet Inc., Series B, 10.00%,
                              2/15/05                                   667,500
                  500,000  Verio Inc., 10.375%, 4/1/05                  481,250
                                                                    -----------
                                                                      2,232,500
                                                                    -----------
MEDIA -- 10.2%
                  500,000  AMFM Inc., 8.00%, 11/1/08                    499,375
                1,000,000  Charter Communication Holdings
                              LLC, 8.64%, 4/1/11(2)                     552,500
                  750,000  Imax Corp., 7.875%, 12/1/05                  686,250
                  500,000  NTL Inc., Series B, 11.50%,
                              2/1/06(2)                                 462,500
                  750,000  RCN Corp., 10.25%,
                              10/15/07(2)                               481,875
                  500,000  SFX Entertainment, Inc., 9.125%,
                              12/1/08                                   502,500
                                                                    -----------
                                                                      3,185,000
                                                                    -----------
MEDICAL PROVIDERS & SERVICES -- 0.5%
                  250,000  Magellan Health Services, 9.00%,
                              2/15/08                                   166,250
                                                                    -----------
MOTOR VEHICLES & PARTS -- 1.5%
                  500,000  Oxford Automotive Inc., Series D,
                              10.125%, 6/15/07 (Acquired
                              2/15/00, Cost $473,750)(3)                467,500
                                                                    -----------


8      1-800-345-2021                         See Notes to Financial Statements


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
APRIL 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.6%
              $   750,000  Metallurg Holdings Inc., Series B,
                              20.51%, 7/15/08(2)                    $   198,750
                                                                    -----------
OIL SERVICES -- 1.0%
                  500,000  Universal Compression Inc.,
                              9.02%, 2/15/08(2)                         315,000
                                                                    -----------
SPECIALTY STORES -- 2.9%
                  500,000  Musicland Group, 9.00%,
                              6/15/03                                   452,500
                  500,000  Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                            457,500
                                                                    -----------
                                                                        910,000
                                                                    -----------
TELEPHONE -- 17.3%
                1,000,000  Allegiance Telecom Inc., Series B,
                              10.64%, 2/15/08(2)                        710,000
                  500,000  AT&T Canada Inc., 7.76%,
                              6/15/08(2)                                394,363
                  500,000  Covad Communications Group,
                              Inc., 12.00%, 2/15/10
                              (Acquired 1/21/00, Cost
                              $500,000)(3)                              472,500
                1,000,000  GST USA, Inc., 9.79%,
                              12/15/05(2)                               415,000
                1,000,000  ICG Services Inc., 9.14%,
                              2/15/08(2)                                515,000
                  500,000  Jazztel PLC, 14.00%, 4/1/09                  515,000
                  500,000  McLeodUSA Inc., 9.50%,
                              11/1/08                                   483,750
                  500,000  Rhythms NetConnections Inc.,
                              12.75%, 4/15/09                           425,000
                  500,000  RSL Communications, Ltd.,
                              12.25%, 11/15/06                          497,500
                  500,000  Viatel, Inc., 11.25%, 4/15/08                457,500
                  500,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                    505,000
                                                                    -----------
                                                                      5,390,613
                                                                    -----------
THRIFTS -- 1.4%
                  790,000  Ocwen Capital Trust I, 10.875%,
                              8/1/27                                    446,350
                                                                    -----------
WIRELESS TELECOMMUNICATIONS -- 7.2%
                  250,000  Metrocall, Inc., 10.375%,
                              10/1/07                                   198,750
                  500,000  Nextel Communications, Inc.,
                              9.375%, 11/15/09                          480,000
                  500,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                   492,500
                  750,000  SBA Communications Corp.,
                              12.93%, 3/1/08(2)                         521,250
                  500,000  Telecorp PCS Inc., 10.48%,
                              4/15/09(2)                                330,000
                  250,000  Teligent Inc., 11.50%, 12/1/07               216,250
                                                                    -----------
                                                                      2,238,750
                                                                    -----------
TOTAL CORPORATE BONDS                                                27,301,963
                                                                    -----------
       (Cost $30,914,145)

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS & WARRANTS -- 6.4%

COMPUTER SOFTWARE(4)
                      500  Telehub Communications Corp.
                              Warrants(5)                           $       500
                                                                    -----------
INTERNET -- 2.4%
                      580  Concentric Network Corp., PIK,
                              13.50%, 6/1/10                            591,600
                    5,000  PSINet Inc., Series D, 7.00%,
                              12/31/49 (Acquired 3/24/00,
                              Cost $239,375)(3)                         158,125
                                                                    -----------
                                                                        749,725
                                                                    -----------
MEDIA -- 1.8%
                    5,281  CSC Holdings Inc., Series M, PIK,
                              11.125%, 4/1/08                           570,348
                                                                    -----------
OIL SERVICES -- 1.2%
                      340  R&B Falcon Corp., PIK, 13.875%,
                              5/1/09                                    379,100
                                                                    -----------
TELEPHONE -- 1.0%
                      875  Jazztel PLC Warrants(5)                      153,891
                    1,000  Allegiance Telecom Inc.
                              Warrants(5)                               153,375
                                                                    -----------
                                                                        307,266
                                                                    -----------
TOTAL CONVERTIBLE PREFERRED
STOCKS & WARRANTS                                                     2,006,939
                                                                    -----------
   (Cost $1,615,952)

TEMPORARY CASH INVESTMENTS -- 6.2%
               $  340,000  FHLB Discount Notes, 5.88%,
                              5/1/00(6)                                 340,000
                                                                    -----------
       Repurchase Agreement, Goldman Sachs &
          Co., Inc., (U.S. Treasury obligations), in a joint
          trading account at 5.62%, dated 4/28/00,
          due 5/1/00 (Delivery value $1,596,747)                      1,596,000
                                                                    -----------
TOTAL TEMPORARY CASH INVESTMENTS                                      1,936,000
                                                                    -----------
   (Cost $1,936,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $31,244,902
                                                                    ===========
   (Cost $34,466,097)


See Notes to Financial Statements               www.americancentury.com      9


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
APRIL 30, 2000 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

(1) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(2) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2000, was $1,921,875 which represented 6.0% of net assets.

(4)  Industry is less than 0.05% of total investment securities.

(5)  Non-income producing.

(6)  Rate disclosed is the yield to maturity at purchase.


10      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $34,466,097)
  (Note 3) ...............................................        $  31,244,902
Receivable for investments sold ..........................              479,375
Interest receivable ......................................              701,069
                                                                  -------------
                                                                     32,425,346
                                                                  -------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ....................................              254,549
Accrued management fees (Note 2) .........................               23,359
Dividends payable ........................................               18,018
Payable for directors' fees and expenses .................                   10
Accrued expenses and other liabilities ...................                   70
                                                                  -------------
                                                                        296,006
                                                                  -------------
Net Assets ...............................................        $  32,129,340
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Investor Class .............................          100,000,000
                                                                  =============
Outstanding -- Investor Class ............................            3,838,866
                                                                  =============
Net Asset Value Per Share ................................        $        8.37
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $  38,321,662
Accumulated net realized loss
  on investment transactions .............................           (2,971,127)
Net unrealized depreciation on
  investments (Note 3) ...................................           (3,221,195)
                                                                  -------------
                                                                  $  32,129,340
                                                                  =============


See Notes to Financial Statements            www.americancentury.com       11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ................................................           $ 1,721,188
Dividends ...............................................                11,515
                                                                    -----------
                                                                      1,732,703
                                                                    -----------
Expenses (Note 2):
Management fees .........................................               154,625
Directors' fees and expenses ............................                    90
                                                                    -----------
                                                                        154,715
                                                                    -----------
Net investment income ...................................             1,577,988
                                                                    -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ........................              (585,908)
Change in net unrealized
  depreciation on investments ...........................                29,482
                                                                    -----------

Net realized and unrealized
  loss on investments ...................................              (556,426)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 1,021,562
                                                                    ===========


12      1-800-345-2021                       See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1999

Increase (Decrease) in Net Assets

                                                      2000              1999
OPERATIONS
Net investment income ......................     $  1,577,988      $  3,564,954
Net realized loss on investments ...........         (585,908)       (2,378,561)
Change in net unrealized
  depreciation on investments ..............           29,482         1,540,173
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        1,021,562         2,726,566
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,577,988)       (3,564,954)
From net realized gains on
  investment transactions ..................             --             (36,637)
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (1,577,988)       (3,601,591)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       27,397,227        54,275,762
Proceeds from reinvestment
  of distributions .........................        1,171,411         2,823,755
Payments for shares redeemed ...............      (29,419,474)      (54,916,823)
                                                 ------------      ------------
Net increase (decrease) in
  net assets from capital
  share transactions .......................         (850,836)        2,182,694
                                                 ------------      ------------

Net increase (decrease)
  in net assets ............................       (1,407,262)        1,307,669

NET ASSETS
Beginning of period ........................       33,536,602        32,228,933
                                                 ------------      ------------
End of period ..............................     $ 32,129,340      $ 33,536,602
                                                 ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        3,187,735         5,993,456
Issued in reinvestment of distributions ....          136,112           313,678
Redeemed ...................................       (3,412,579)       (6,071,866)
                                                 ------------      ------------
Net increase (decrease) ....................          (88,732)          235,268
                                                 ============      ============


See Notes to Financial Statements               www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. High-Yield Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of April 30, 2000.

    SECURITY VALUATIONS -- Debt securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales prices is available. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 1999, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $2,378,561 (expiring in 2007) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


14     1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons& quot; as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average closing net assets during the previous month. The annual management fee for the Investor Class is 0.90%.

    The Board of Directors adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2000, were $14,501,448 and $14,570,423, respectively.

    On April 30, 2000, accumulated net unrealized depreciation was $3,227,120, based on the aggregate cost of investments for federal income tax purposes of $34,472,022, which consisted of unrealized appreciation of $685,098 and unrealized depreciation of $3,912,218.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2000.


                                                www.americancentury.com      15


High-Yield--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                     2000(1)      1999        1998      1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $8.54        $8.73       $9.91      $10.00
                                   ---------   ----------   ---------   --------
Income From Investment Operations
  Net Investment Income ............  0.40        0.80        0.83        0.06
  Net Realized and Unrealized Loss
  on Investment Transactions ....... (0.17)      (0.18)      (1.18)      (0.09)
                                   ---------   ----------   ---------   --------
Total From Investment Operations ...  0.23        0.62       (0.35)      (0.03)
                                   ---------   ----------   ---------   --------
Distributions
  From Net Investment Income ....... (0.40)      (0.80)      (0.83)      (0.06)
  From Net Realized Gains
  on Investment Transactions .......   --        (0.01)        --          --
                                   ---------   ----------   ---------   --------
  Total Distributions .............. (0.40)      (0.81)      (0.83)      (0.06)
                                   ---------   ----------   ---------   --------
Net Asset Value, End of Period ..... $8.37        $8.54       $8.73      $9.91
                                   =========   ==========   =========   ========
  Total Return(3) ..................  2.63%       7.03%      (4.09)%     (0.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .......... 0.90%(4)      0.90%       0.90%      0.90%(4)
Ratio of Net Investment Income
  to Average Net Assets .......... 9.20%(4)      8.90%       8.41%      7.39%(4)
Portfolio Turnover Rate ..........    47%         95%         85%        --
Net Assets, End of Period
  (in thousands) .................  $32,129     $33,537     $32,229     $11,072

(1)  Six months ended April 30, 2000 (unaudited).

(2)  September 30, 1997 (inception) through October 31, 1997.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


16      1-800-345-2021                        See Notes to Financial Statements


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B. The fund has no average maturity limitations, but it typically invests in intermediate- and long-term bonds.

     Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The DLJ HIGH YIELD INDEX is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of 8 years and an average credit rating of BB/B.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The HIGH CURRENT YIELD FUNDS category includes funds that aim at high current yield from fixed-income securities. No quality or maturity restrictions; funds tend to invest in lower-grade debt issues.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade"

securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC -- securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS

Portfolio Manager
     THERESA FENNELL

High-Yield Analysts
     MICHAEL DIFLEY
     LYNDA LOWRY


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.


                                                www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0006                                 American Century Investment Services, Inc.
SH-SAN-20931                      (c)2000 American Century Services Corporation

[front cover]

April 30, 2000

AMERICAN CENTURY(reg.sm)
Semiannual Report

[graphic of runners]
[graphic of person looking at computer screen]

Tax-Managed Value

[american century logo(reg.sm)]
American
Century

[inside front cover]

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals--short-term and long-term. Fund Advisor helps you:

Get organized.

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if you're on track to meet your personal financial goals.

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   Get recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds. This
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your goals and your life.

Get control.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

   To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

   * Your OnePIN to log in to Fund Advisor

   * Your latest tax return

   * Your most recent investment account statements

   To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

*Patent pending. Fund advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through fund advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

TAX-MANAGED VALUE
(ACTIX)
-----------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Saving for Higher Education Just Got Easier
--------------------------------------------------------------------------------

   Introducing LEARNING QUEST, a powerful new education savings plan. Brought to you by the state of Kansas and managed by American Century Investments, Learning Quest allows you to save tax-deferred for higher education. State and federal income taxes aren't due on the earnings until they are withdrawn, when they are taxed at the student's tax rate, which is usually lower than the contributor's.

   Parents, grandparents, -- anyone can open an account. And, anyone can be named the recipient -- even yourself. The plan can be used for any accredited university, college or approved vocational program, ANYWHERE IN THE UNITED STATES.

   For more information, including estate-planning benefits, call
1-800-579-2203, or visit www.learningquestsavings.com.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended April 30, 2000, offered few bright spots for impatient value-oriented investors. Except for a brief time at the end of the period, value stocks could gain little traction amid the almost frenzied preference investors had for high-growth technology stocks. As a result, Tax-Managed Value declined slightly during the period.

     As your portfolio managers indicate in their discussions, they adhered to their disciplined strategies of investing in high-quality, inexpensively priced companies. True, that genre of firms has been out of favor for a frustratingly long time, but we think we're seeing signs that investors could be starting to notice the abundance of fundamentally sound companies whose share prices are extremely attractive. In any event, we are staying true to our investment style and discipline and are filling Tax-Managed Value's portfolio with what we perceive as the market's best value opportunities. This approach has proven successful over time.

     Turning to corporate matters, the months covered in this report have been important ones for American Century. Besides serving the nearly two million investors who look to American Century for investment management, we also worked hard to serve and support the 3,000 people who work on your behalf--to create a positive, safe, and productive work environment. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of FORTUNE magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and is essential in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's fund performance reports like this one have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal from DALBAR. You can count on us to keep looking for ways to improve the reports, literature and statements you receive from us.

     We appreciate your continued confidence in American Century.

Sincerely,

/signature/                             /signature/
James E. Stowers, Jr.                   James E. Stowers III
Chairman of the Board and Founder       Vice Chairman of the Board and
                                        Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

TAX-MANAGED VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   16
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Portfolio Managers ..................................................   17
   Glossary ...............................................................   18


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

   * The six months ended April 30, 2000, proved to be difficult ones for value-oriented investors. During the period, the Standard & Poor's 500/BARRA Value Index returned 2.70%. Shifting sentiment regarding the direction of the economy, Federal Reserve Board monetary policy and corporate profit outlook led to increased volatility during the period. The U.S. economy continued its run of robust growth, prompting the Fed to hike interest rates in an attempt to head off inflation.

   * From November 1999 through February 2000, we witnessed the astounding share-price growth of nearly every technology-oriented stock, while nearly every other segment of the market wallowed. In mid-March, however, investors lost faith in "New Economy" stocks, many of which had reached sky-high valuations. The market shifted abruptly, and value stocks enjoyed a brief renaissance.

TAX-MANAGED VALUE

   * Tax-Managed Value returned -0.77% for the six months ended April 30, 2000. It underperformed its benchmark, the S&P 500/BARRA Value Index, which returned 2.70%. The S&P 500 gained 7.19% during that timeframe.

   * "New Economy" technology stocks led the market during the period. Generally, these were mid-capitalization growth stocks with high price-to-earnings ratios and very little, if any, earnings. These characteristics place most of these stocks outside of Tax-Managed Value's investment parameters.

   * The fund benefited significantly from its holdings in several older, more established companies, such as General Motors and Hewlett-Packard, that undertook structural changes in their business that resulted in greater shareholder value.

   * Performance was dampened by the fund's stake in financial services firms, despite the fact that the fund held a relatively lighter stake in this group than its benchmark index. Rising interest rates spurred by Federal Reserve Board monetary policy weighed heavily on these firms. Telecommunications stocks also hurt performance, due to regulatory issues surrounding consolidation within the industry.

[left margin]

                               TAX-MANAGED VALUE
                                    (ACTIX)

       TOTAL RETURNS:                                 AS OF 4/30/00
          6 Months                                      -0.77%*
          1 Year                                        -6.71%
       INCEPTION DATE:                                  3/31/99
       NET ASSETS:                                      $40.1 million

*Not annualized.

Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

SUBDUED RETURNS FOR VALUE STOCKS

     Value stocks continued to underperform the overall market during the six months ended April 30, 2000. During that period, the Standard & Poor's 500/ BARRA Value Index returned 2.70%, while the S&P 500 posted a return of 7.19%.
But there was a silver lining. . . .

NEW ECONOMY STOCKS BLOW THE TOP OFF THE MARKET

     There was increased volatility during the period, arising from shifting sentiment regarding the direction of the economy, Federal Reserve Board monetary policy, and the resulting corporate profit outlook. The U.S. economy continued to fire on all cylinders, prompting the Fed to continue hiking interest rates in an attempt to head off inflation.

     From November 1999 through February 2000, we witnessed the astonishing share-price growth of virtually every stock that had a connection to the new economy developing over the Internet. Meanwhile, nearly every other segment of the market wallowed, especially old economy established companies. Look at the numbers: for the four-month period ended February 29, 2000, the technology-laden Nasdaq Composite Index returned an astonishing 58.33%. At the same time, the S&P 500 returned 0.67% and the S&P 500/BARRA Value Index returned -6.37%.

A TURN IN THE MARKET

     In mid-March, however, the market shifted. Investors lost faith in new-economy stocks, many of which had reached extraordinary valuations despite the fact that they had yet to post earnings. Some have speculated that it was the judgment against Microsoft in early March, or eroding confidence brought on by the steady drumbeat of Fed rate increases that led to this tech downturn. Nevertheless, the data for March and April 2000 paint a clear picture of a very different market environment. During those two months, the S&P 500/BARRA Value Index returned 9.69%, the S&P 500 returned 6.48%, and the growth-biased Nasdaq limped along to a -17.80% return.

A WEALTH OF OPPORTUNITIES

     The renaissance of value stocks brought with it recognition that the value universe had expanded to include a number of established companies. In its rush to embrace speculative Internet shares, the market rejected many firms -- even though they offered solid earnings growth -- to the point where they were selling at levels indicating an impending recession. Staying the course, Tax-Managed Value was able to sweep up many of these opportunities and benefit from the market's new-found affection for old-economy stocks. By doing so, it proved once again the benefit of staying true to an investment discipline.

[right margin]

"THE RENAISSANCE OF VALUE STOCKS BROUGHT WITH IT RECOGNITION THAT THE VALUE UNIVERSE HAD EXPANDED TO INCLUDE A NUMBER OF ESTABLISHED COMPANIES."

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2000

S&P 500/BARRA VALUE              2.70%
S&P MidCap 400/BARRA VALUE      10.75%
S&P SmallCap 600/BARRA VALUE
8.77%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization value stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2000

[line chart -- data below]

                S&P 500/           S&P 400/         S&P 600/
              BARRA VALUE        BARRA VALUE       BARRA VALUE
10/31/1999       $1.00              $1.00             $1.00
11/30/1999       $0.99              $1.02             $1.02
12/31/1999       $1.03              $1.05             $1.05
 1/31/2000       $1.00              $1.01             $1.00
 2/29/2000       $0.94              $0.97             $1.04
 3/31/2000       $1.03              $1.12             $1.08
 4/30/2000       $1.03              $1.11             $1.09

Value on 4/30/00

S&P 500            $1.07
S&P MIDCAP 400     $1.21
RUSSELL 2000       $1.19



                                                 www.americancentury.com      3


Tax-Managed Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000

                      INVESTOR CLASS (INCEPTION 3/31/99)
                TAX-MANAGED VALUE           S&P 500/BARRA VALUE

6 MONTHS* ..........  -0.77%                       2.70%
1 YEAR .............  -6.71%                       0.46%
================================================================================
AVERAGE ANNUAL RETURNS

LIFE OF FUND .......   2.60%                       8.39%

*Returns for periods less than one year are not annualized.

See pages 16-18 for information about share classes, the S&P 500/BARRA Value Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 4/30/00
Ultra       $94,053
S&P 500     $55,896

[mountain chart -- data below]

            Tax-Managed Value       S&P 500/BARRA Value
3/31/1999       $10,000                   $10,000
4/30/1999       $11,020                   $10,862
5/31/1999       $10,940                   $10,670
6/30/1999       $11,299                   $11,079
7/31/1999       $10,780                   $10,738
8/31/1999       $10,359                   $10,467
9/30/1999       $9,919                    $10,057
10/31/1999      $10,359                   $10,625
11/30/1999      $10,340                   $10,562
12/31/1999      $10,260                   $10,959
1/31/2000       $9,997                    $10,610
2/29/2000       $9,150                     $9,947
3/31/2000       $10,200                   $10,985
4/30/2000       $10,281                   $10,911

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500/BARRA Value Index is provided for comparison. Tax-Managed Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500/BARRA Value Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


4      1-800-345-2021


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------

[photo of Mark Mallon and Chuck Ritter}

     An interview with Mark Mallon and Chuck Ritter, portfolio managers on the Tax-Managed Value investment team.

HOW DID TAX-MANAGED VALUE PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2000?

     In a market that was generally unfriendly to value stocks for most of the period, Tax-Managed Value returned -0.77%. Its benchmark, the S&P 500/BARRA Value Index, returned 2.70% during the same period, while the S&P 500 returned 7.19%.

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK INDEX?

     During the period covered by this report, "New Economy" technology stocks were the market leaders. For the most part, these were mid-capitalization growth stocks with high price-to-earnings ratios and very little, if any, earnings. Tax-Managed Value looks for stocks of more established, value-oriented companies--precisely the types of firms that were out of favor during most of the period. Tax-Managed Value also carries more of a value bias than its performance benchmark, which means when the value style is out of favor, the fund will typically lag its benchmark.

SINCE THE FUND IS FAIRLY NEW -- JUST OVER A YEAR OLD -- CAN YOU REMIND US OF YOUR INVESTMENT APPROACH?

     We use a disciplined, bottom-up approach, selecting companies one at a time for Tax-Managed Value's portfolio. That means we buy and sell stocks on the basis of the companies' individual merits, rather than as a result of broad sector or industry themes. Good value stocks are those that are bought at relatively inexpensive prices, with the hope that they will increase in share price over time due to positive developments in their specific businesses, industries or the overall investment environment.

     Our search for these stocks begins with proprietary database screening that identifies attractively priced stocks. To identify those that are attractively priced, we compare a stock's current statistical values--such as price-to-earnings ratios (market price divided by the company's earnings per share over a 12-month period) or price-to-book ratios (market price compared to the company's liquidation value)--to its historical values. We also look for companies with high cash flow and above-average dividend growth potential. Next, we depend on fundamental research to determine which companies are financially strong and appear to have solid long-term prospects. We focus for the most part on larger companies--those with a market capitalization of $5 billion or more--and also take care to maintain a portfolio well diversified across sectors and industries.

AS FAR AS SECTORS WERE CONCERNED, TECHNOLOGY PROVED TO BE A BIG WINNER DURING THE PERIOD. HOW DID YOU REACT TO THAT DEVELOPMENT?

     Technology is typically not an area that we emphasize because tech stocks tend to carry pretty high valuations. Nevertheless, about a year ago we were able to invest in some technology companies selling at below-normal valuations. Oracle Systems -- the world's largest maker of database management

[right margin]

"WE USE A DISCIPLINED, BOTTOM-UP APPROACH, SELECTING COMPANIES ONE AT A TIME FOR TAX-MANAGED VALUE'S PORTFOLIO. THAT MEANS WE BUY AND SELL STOCKS ON THE BASIS OF THE COMPANIES' INDIVIDUAL MERITS, RATHER THAN AS A RESULT OF BROAD SECTOR OR INDUSTRY THEMES."

PORTFOLIO AT A GLANCE
                                                 4/30/00          10/31/99
NO. OF COMPANIES                                  86                90
MEDIAN P/E RATIO                                 13.0              16.5
MEDIAN MARKET                                    $11.5             $19.5
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              44%(1)            41%(2)
EXPENSE RATIO                                  1.10%(3)          1.10%(3)

(1)    Six months ended 4/30/00.

(2)    Period from 3/31/99 to 10/31/99.

(3)    Annualized.


Investment terms are defined in the Glossary on pages 18-19.


                                                 www.americancentury.com      5


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

software -- and Nortel Networks -- a leading supplier of electronic equipment, were reasonably priced in the spring of 1999 because investors had overreacted to short-term problems or overlooked some strengths. Over the last year, market perceptions changed. Investors began focusing on the role these companies are playing in the development of the Internet's infrastructure. Their valuations -- along with virtually anything tied to the Internet -- moved up dramatically. While acknowledging the improved potential, we stuck to our value discipline and sold these stocks after realizing significant profits.

SINCE YOU MANAGE THE FUND TO BE TAX-EFFICIENT, WHAT DID YOU DO ABOUT THE SUBSTANTIAL GAINS REALIZED FROM THE SALE OF THESE INVESTMENTS?

     We offset the gains by harvesting losses in other positions, being careful to maintain our exposure to attractive areas of the market. For example, with interest rates on the rise, bank stocks came under pressure and experienced significant sell-offs. To harvest losses in our bank stocks, we cut our positions in some bank stocks while increasing our positions in others. After waiting a month to comply with IRS rules, we reversed the process, returning to our original positions. Each of the sales allowed us to realize some capital losses, which were used to offset the realized capital gains from selling some of our winners. Importantly, the fund remained positioned throughout the process in stocks we thought were attractive, a fact that helped the fund when bank stocks rebounded in mid-March.

WHAT ARE SOME OF THE OTHER STRATEGIES YOU GENERALLY FOLLOW TO MINIMIZE THE IMPACT OF FEDERAL TAXES ON SHAREHOLDER RETURNS?

     We're less likely than some managers to sell off a stock that has enjoyed a sudden run-up in price. While some managers sell off a position as soon the stock reaches a predetermined price target, we buy a stock when it's cheap and we'll tend to hold on to it over a longer period of time, as long as the company's prospects stay positive.

WHAT WERE SOME OF THE OTHER STOCKS THAT HELPED THE FUND'S PERFORMANCE?

     The fund benefited significantly from three older, more established companies that took actions to unlock shareholder value. General Motors announced a program enabling investors to exchange shares of General Motors for shares of GM Hughes Electronics, a subsidiary. The program should lead to a significant reduction in General Motors shares outstanding. The stock reacted very positively as growth investors bought shares of General Motors as a way of buying GM Hughes Electronics at a discount and value investors bought shares in anticipation of much higher earnings per share at General Motors.

     Hewlett-Packard also performed well. It spun off a portion of one of its operations into a new company, Agilent Technologies, a test-equipment provider. This spring, Hewlett-Packard shareholders will receive one-third of a share of Agilent for every share of Hewlett-Packard they own. As Agilent's stock price skyrocketed, and the company maintained its strong position in the printer market, the price investors were willing to pay for Hewlett-Packard also increased.

[left margin]

TOP TEN HOLDINGS
                                                 % OF FUND INVESTMENTS
                                                AS OF             AS OF
                                               4/30/00          10/31/99

EXXON MOBILE CORP.                              4.9%              4.3%(1)
CITIGROUP INC.                                  3.3%              2.8%
MCI WORLDCOM, INC.                              2.6%              2.4%
AT&T CORP.                                      2.5%              2.3%
ROYAL DUTCH
PETROLEUM
   CO. NEW YORK SHARES                          2.2%              2.0%
FORD MOTOR CO.                                  2.1%              2.1%
BELL ATLANTIC CORP.                             2.1%              2.1%
PHILLIP MORRIS
   COMPANIES INC.                               2.0%              1.9%
INTERNATIONAL BUSINESS
   MACHINES CORP.                               2.0%              1.6%
COMPUTER ASSOCIATES
   INTERNATIONAL, INC.                          1.7%              0.9%


TOP FIVE INDUSTRIES
                                                 % OF FUND INVESTMENTS
                                                AS OF             AS OF
                                               4/30/00          10/31/99

BANKS                                          11.1%              13.3%
TELEPHONE                                       8.7%               8.4%
ENERGY RESERVES
&
   PRODUCTION                                   7.9%               7.8%
PROPERTY & CASUALTY
   INSURANCE                                    5.4%               6.6%
INVESTMENT TRUSTS                               4.8%                --

(1) Exxon Corp. and Mobil Corp. merged on 11/30/99. The 10/31/99 percentage represents both Exxon Corp. and Mobil Corp. shares owned by the fund.


6          1-800-345-2021


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     A third contributor to performance was TRW, a firm that could be considered representative of both the old and new economies. TRW is a major supplier of auto parts, but it also has operations in defense electronics. The technology in its defense operations has been cutting edge, but the company has historically failed to successfully commercialize its technology. Recently, TRW began licensing its technology to other companies in return for equity stakes. The initial results have been very promising and its stock price has responded nicely.

WHICH INVESTMENTS PROVED TO BE DISAPPOINTING?

     Financial services stocks struggled. Although Tax-Managed Value remained slightly underweighted in financial stocks relative to its index, these stocks were a drag on performance. Rising interest rates spurred by Federal Reserve Board monetary policy was one of the main reasons for their underperformance. However, some banks and financial firms suffered even more from company-specific problems. Banc One, for example, encountered an unexpected slowdown in the growth in one of its credit card units. Meanwhile, Allstate faced a tough pricing environment in the personal property and casualty insurance industry.

     At the same time, not all of the fund's finance-related stocks posted poor performance. In fact, Citigroup proved to be one of the better-performing stocks for us. This company benefited from the synergy emerging from the marriage between Citicorp and the Travelers Group that created it. In addition, during a period when the capital markets were very strong, the company benefited from the solid performance of its Salomon Smith Barney franchise.

     Telecommunications stocks also hit a hard patch, due to issues surrounding when and under what conditions the many mergers in the industry would be approved by federal regulators. In addition, long-distance plans have become increasingly competitive, diminishing the pricing power of long-distance carriers. In this environment, fund investments Bell Atlantic and MCI WorldCom suffered declines.

WHAT IS YOUR OUTLOOK?

     The economy seems to have strong momentum. As the Federal Reserve Board moves to pre-empt inflation, interest rates should be on the rise, which we feel could cause the economy to slow down. Rising interest rates and slower economic growth could set the stage for a tougher environment for stocks in general.

     The bright side is that there are still many attractively valued stocks in the market. We have seen some signs that investors are returning to focusing on fundamentals and the prices they pay for fundamentals instead of simply buying concepts -- a shift that favors our investment style.

[right margin]

"WE HAVE SEEN SOME SIGNS THAT INVESTORS ARE RETURNING TO FOCUSING ON FUNDAMENTALS AND THE PRICES THEY PAY FOR FUNDAMENTALS INSTEAD OF SIMPLY BUYING CONCEPTS -- A SHIFT THAT FAVORS OUR INVESTMENT STYLE."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                          AS OF APRIL 30, 2000
COMMON STOCKS                                                      96%
TEMPORARY CASH INVESTMENTS                                          4%

[pie chart]


                                                        AS OF OCTOBER 31, 1999
COMMON STOCKS                                                      98%
TEMPORARY CASH INVESTMENTS                                          2%

[pie chart]


                                                 www.americancentury.com      7


Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.2%

APPAREL & TEXTILES -- 1.7%
      4,400  Liz Claiborne, Inc.                               $     203,775
     16,700  VF Corp.                                                471,775
                                                         -----------------------
                                                                     675,550
                                                         -----------------------
BANKS -- 11.1%
     20,800  Banc One Corp.                                          634,400
      9,000  Bank of America Corp.                                   441,000
      5,300  Chase Manhattan Corp.                                   381,931
     22,000  Citigroup Inc.                                        1,307,626
      9,000  First Union Corp.                                       286,875
     11,000  Fleet Boston Financial Corp.                            389,812
     12,600  KeyCorp                                                 233,100
     18,400  National City Corp.                                     312,800
      7,500  Summit Bancorp.                                         190,312
     13,500  U.S. Bancorp                                            274,219
                                                         -----------------------
                                                                   4,452,075
                                                         -----------------------
CHEMICALS -- 3.2%
     10,900  Air Products and Chemicals, Inc.                        338,581
      7,000  FMC Corp.(1)                                            407,312
      2,400  Minnesota Mining & Manufacturing Co.                    207,600
     13,500  Sherwin-Williams Co.                                    335,812
                                                         -----------------------
                                                                   1,289,305
                                                         -----------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.8%
     14,900  Compaq Computer Corp.                                   435,825
      6,400  Hewlett Packard Co.(1)(2)                               663,600
     14,200  Lanier Worldwide Inc.(1)                                 27,512
                                                         -----------------------
                                                                   1,126,937
                                                         -----------------------

COMPUTER SOFTWARE -- 4.3%
     12,000  Computer Associates International, Inc.                 669,750
      7,000  International Business Machines Corp.                   781,375
      4,000  Microsoft Corp.(1)                                      279,125
                                                         -----------------------
                                                                   1,730,250
                                                         -----------------------

CONSUMER DURABLES -- 1.1%
      7,000  Whirlpool Corp.                                         455,875
                                                         -----------------------

DEFENSE/AEROSPACE -- 2.4%
     12,000  Boeing Co.                                              476,250
     12,000  Raytheon Co. Cl A                                       275,250
      3,300  TRW Inc.                                                193,050
                                                         -----------------------
                                                                     944,550
                                                         -----------------------
DEPARTMENT STORES -- 2.9%
     25,000  Dillard's Inc. Cl A                                     348,438
     43,900  Kmart Corp.(1)                                          356,688
     12,800  Sears, Roebuck & Co.                                    468,800
                                                         -----------------------
                                                                  1,173,926
                                                         -----------------------


Shares                                                               Value
--------------------------------------------------------------------------------

DRUGS -- 3.0%
      8,100  Bristol-Myers Squibb Co.                          $     424,744
      5,000  Lilly (Eli) & Co.                                       386,562
      5,600  Merck & Co., Inc.                                       389,200
                                                        ------------------------
                                                                   1,200,506
                                                        ------------------------

ELECTRICAL EQUIPMENT -- 2.6%
      7,900  Harris Corp.                                            255,269
      7,000  Lucent Technologies Inc.                                435,312
      2,800  Motorola, Inc.                                          333,375
                                                        ------------------------
                                                                   1,023,956
                                                        ------------------------

ELECTRICAL UTILITIES -- 2.9%
      5,500  American Electric Power Co., Inc.                       201,438
     25,000  Edison International                                    476,562
     10,500  FPL Group, Inc.                                         474,469
                                                        ------------------------
                                                                   1,152,469
                                                        ------------------------

ENERGY RESERVES & PRODUCTION -- 7.9%
      4,300  Chevron Corp.                                           366,038
     25,005  Exxon Mobil Corp.                                     1,942,576
     15,100  Royal Dutch Petroleum Co.
                New York Shares                                      866,362
                                                        ------------------------
                                                                   3,174,976
                                                        ------------------------

ENVIRONMENTAL SERVICES -- 0.9%
     22,000  Waste Management, Inc.                                  349,250
                                                        ------------------------

FINANCIAL SERVICES -- 3.1%
     12,500  Countrywide Credit Industries, Inc.                     345,312
      6,300  Fannie Mae                                              379,969
     12,200  Household International, Inc.                           509,350
                                                        ------------------------
                                                                   1,234,631
                                                        ------------------------

FOOD & BEVERAGE -- 2.3%
     25,500  ConAgra, Inc.                                           481,312
     13,000  Heinz (H.J.) Co.                                        442,000
                                                        ------------------------
                                                                     923,312
                                                        ------------------------

FOREST PRODUCTS & PAPER -- 0.5%
      8,000  Fort James Corp.                                        191,500
                                                        ------------------------

GROCERY STORES -- 0.5%
      6,700  Albertson's, Inc.                                       218,169
                                                        ------------------------

HEAVY ELECTRICAL EQUIPMENT -- 2.2%
      8,100  Cooper Industries, Inc.                                 277,931
     11,300  Emerson Electric Co.                                    620,088
                                                        ------------------------
                                                                     898,019
                                                        ------------------------

HOME PRODUCTS -- 0.8%
      7,500  Avon Products, Inc.                                     311,250
                                                        ------------------------

INDUSTRIAL PARTS -- 2.5%
     11,000  ITT Industries, Inc.                                    347,188
      7,000  Parker-Hannifin Corp.                                   325,500
     12,500  Snap-on Inc.                                            330,469
                                                        ------------------------

                                                                   1,003,157
                                                        ------------------------


8          1-800-345-2021                    See Notes to Financial Statements


Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 0.7%
      4,000  Electronic Data Systems Corp.                    $     275,000
                                                        ------------------------
INVESTMENT TRUSTS -- 4.8%
     10,000  Equity Residential Properties Trust                    455,000
     10,000  Standard and Poor's 500
                Depositary Receipt                                1,454,376
                                                        ------------------------
                                                                  1,909,376
                                                        ------------------------
LEISURE -- 1.3%
      7,700  Eastman Kodak Co.                                      430,719
      9,000  Mattel, Inc.                                           110,250
                                                        ------------------------
                                                                    540,969
                                                        ------------------------
LIFE & HEALTH INSURANCE -- 0.7%
     11,200  Torchmark Corp.                                        280,700
                                                        ------------------------

MEDIA -- 2.1%
      7,700  Disney (Walt) Co.                                      333,506
      6,500  MediaOne Group Inc.(1)                                 491,562
                                                        ------------------------

                                                                    825,068
                                                        ------------------------
MEDICAL PROVIDERS & SERVICES -- 1.9%
     18,000  Columbia/HCA Healthcare Corp.                          511,875
     33,000  HEALTHSOUTH Corp.(1)                                   266,062
                                                        ------------------------

                                                                    777,937
                                                        ------------------------
MINING & METALS -- 0.7%
     16,400  Crown Cork & Seal Co., Inc.                            266,500
                                                        ------------------------

MOTOR VEHICLES & PARTS -- 3.4%
     15,500  Ford Motor Co.                                         847,656
      5,400  General Motors Corp.                                   505,575
                                                        ------------------------

                                                                  1,353,231
                                                        ------------------------
OIL REFINING -- 1.1%
     18,500  USX-Marathon Group                                     431,281
                                                        ------------------------

PROPERTY & CASUALTY INSURANCE -- 5.4%
     21,800  Allstate Corp.                                         515,025
      5,900  Chubb Corp. (The)                                      375,388
      9,700  Loews Corp.                                            534,712
      6,600  MBIA Inc.                                              326,288
      8,500  MGIC Investment Corp.                                  406,406
                                                        ------------------------
                                                                  2,157,819
                                                        ------------------------


Shares                                                               Value
--------------------------------------------------------------------------------

PUBLISHING -- 2.4%
     13,000  American Greetings Corp. Cl A                     $    235,625
     14,000  Deluxe Corp.                                           352,625
      7,500  Knight-Ridder, Inc.                                    367,969
                                                        ------------------------
                                                                    956,219
                                                        ------------------------

RESTAURANTS -- 0.8%
      8,000  McDonald's Corp.                                       305,000
                                                        ------------------------

SECURITIES & ASSET MANAGEMENT -- 0.5%
      5,900  Franklin Resources, Inc.                              190,275
                                                        ------------------------


SEMICONDUCTOR(3)
        118  Agilent Technologies, Inc.(1)(2)                       10,443
                                                        ------------------------

TELEPHONE -- 8.7%
     21,200  AT&T Corp.                                            989,775
     14,100  Bell Atlantic Corp.(4)                                835,425
      9,000  GTE Corp.                                             609,750
     22,500  MCI WorldCom, Inc.(1)                               1,023,047
                                                        ------------------------
                                                                 3,457,997
                                                        ------------------------

THRIFTS -- 1.0%
     15,200  Washington Mutual, Inc.                               388,550
                                                        ------------------------

TOBACCO -- 2.0%
     37,000  Philip Morris Companies Inc.                          809,375
                                                        ------------------------

TOTAL COMMON STOCKS                                             38,465,403
                                                        ------------------------
    (Cost $37,607,521)


TEMPORARY CASH INVESTMENTS -- 3.8%

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.68%, dated 4/28/00,
       due 5/1/00 (Delivery value $1,500,710)
(Cost $1,500,000)                                                1,500,000
                                                        ------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%                          $39,965,403
                                                        ========================
   (Cost $39,107,521)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2)  When-issued security.

(3)  Industry is less than 0.05% of the fund's total investment securities.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
   (identified cost of $39,107,521) (Note 3) .................     $ 39,965,403
Cash .........................................................           96,134
Receivable for investments sold ..............................          307,850
Dividends and interest receivable ............................           60,060
                                                                   ------------
                                                                     40,429,447
                                                                   ------------
LIABILITIES
Payable for investments purchased ............................          307,886
Accrued management fees (Note 2) .............................           36,775
Payable for directors' fees and expenses .....................               13
Accrued expenses and other liabilities .......................               30
                                                                   ------------
                                                                        344,704
                                                                   ------------
NET ASSETS ...................................................     $ 40,084,743
                                                                   ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized - Investor Class ..................................      134,000,000

                                                                   ============
Outstanding - Investor Class .................................        7,875,369

                                                                   ============
Net Asset Value Per Share ....................................     $       5.09
                                                                   ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................     $ 40,475,502
Undistributed net investment income ..........................          157,869
Accumulated net realized loss on investment transactions .....       (1,406,510)
Net unrealized appreciation on investments (Note 3) ..........          857,882
                                                                   ------------
                                                                   $ 40,084,743
                                                                   ============


10          1-800-345-2021                    See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends ....................................................      $   503,684
Interest .....................................................           35,396
                                                                    -----------
                                                                        539,080
                                                                    -----------
Expenses (Note 2):
Management fees ..............................................          233,716
Directors' fees and expenses .................................               89
                                                                    -----------
                                                                        233,805

                                                                    -----------
Net investment income ........................................          305,275
                                                                    -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)

Net realized loss on investments .............................       (1,233,599)
Change in net unrealized appreciation on investments .........          349,942
                                                                    -----------
Net realized and unrealized loss on investments ..............         (883,657)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations .........      $  (578,382)
                                                                    ===========


See Notes to Financial Statements          www.americancentury.com    11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED) AND PERIOD ENDED OCTOBER 31, 1999

Increase (Decrease) in Net Assets

                                                    2000          1999(1)

OPERATIONS
Net investment income .....................   $    305,275    $    286,032
Net realized loss on investments ..........     (1,233,599)       (172,911)
Change in net unrealized appreciation
   on investment transactions .............        349,942         507,940
                                              ------------    ------------
Net increase (decrease) in net assets
   resulting from operations ..............       (578,382)        621,061
                                              ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ................       (433,438)           --
                                              ------------    ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .................      3,797,702      47,330,405
Proceeds from reinvestment of distributions        428,437            --
Payments for shares redeemed ..............     (9,261,744)     (1,819,298)
                                              ------------    ------------
Net increase (decrease) in net assets from
   capital share transactions .............     (5,035,605)     45,511,107
                                              ------------    ------------
Net increase (decrease) in net assets .....     (6,047,425)     46,132,168

NET ASSETS
Beginning of period .......................     46,132,168            --
                                              ------------    ------------
End of period .............................   $ 40,084,743    $ 46,132,168
                                              ============    ============
Undistributed net investment income .......   $    157,869    $    286,032
                                              ============    ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ......................................        763,645       9,255,286
Issued in reinvestment of distributions ...         85,687            --
Redeemed ..................................     (1,877,012)       (352,237)
                                              ------------    ------------
Net increase (decrease) ...................     (1,027,680)      8,903,049
                                              ============    ============

(1)  March 31, 1999 (inception) through October 31, 1999.


12    1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Managed Value Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on shareholder returns. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and Institutional Class had not commenced as of April 30, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 1999, accumulated net realized capital loss carryovers of $172,911 (expiring in 2007) may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


                                                  www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

1.10% on the first $500 million
1.00% on the next $500 million
0.90% over $1 billion

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2000, were $18,153,894 and $24,173,712, respectively.

    On April 30, 2000, accumulated net unrealized appreciation was $857,882, which consisted of unrealized appreciation of $3,345,513 and unrealized depreciation of $2,487,631. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOAN

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2000.


14      1-800-345-2021


Tax-Managed Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                          2000(1)     1999(2)
=============================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ....................  $5.18         $5.00
                                                         --------     --------
Income From Investment Operations
  Net Investment Income .................................   0.04          0.04
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .........................  (0.08)         0.14
                                                         --------     ---------
  Total From Investment Operations ......................  (0.04)         0.18
                                                         --------     ---------
Distributions
  From Net Investment Income ............................  (0.05)           --
                                                         --------     ---------
Net Asset Value, End of Period ..........................  $5.09         $5.18
                                                         ========     =========
  Total Return(3) .......................................  (0.77)%        3.60%
                                                         ========     =========

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .......1.10%(4)     1.10%(4)
Ratio of Net Investment Income to Average Net Assets ....1.44%(4)     1.14%(4)
Portfolio Turnover Rate .................................     44%          41%
Net Assets, End of Period (in thousands) ................ $40,085      $46,132

(1)  Six months ended April 30, 2000 (unaudited).

(2)  March 31, 1999 (inception) through October 31, 1999.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements                   www.americancentury.com  15


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Tax-Managed Value is a general equity fund managed to provide growth over time with less volatility than more aggressive growth funds.

     AMERICAN CENTURY TAX-MANAGED VALUE invests primarily in common stocks of medium to large companies that the management team believes are temporarily undervalued. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low relative to where it typically has traded, it is a candidate for purchase.

     The managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

     Broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios, and, in general, share other characteristics associated with value-style stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with value-style stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

[left margin]

PORTFOLIO MANAGERS

  Tax-Managed Value
       MARK MALLON, CFA
       CHARLES RITTER, CFA


                                                  www.americancentury.com  17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on April 30, 2000, as determined by Lipper Inc. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $10.3 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization range on April 30, 2000, as determined by Lipper Inc. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on a fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price fluctuation risk.


                                                www.americancentury.com     19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                             RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                             RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Large Cap Value
Strategic Allocation:            Tax-Managed Value
   Moderate                      Income & Growth Value
Strategic Allocation:            Large Cap
   Conservative                  Value
                                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                   Global Gold            Emerging Markets
New Opportunities                                       International Discovery
Giftrust(reg.tm)                                        International Growth
Vista                                                   Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                             RISK LEVEL - MODERATE

                                 SPECIALTY

                                 Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                    BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES


0006                                 American Century Investment Services, Inc.
SH-SAN-20658                      (c)2000 American Century Services Corporation

[front cover]

April 30, 2000

AMERICAN CENTURY(reg.sm)
Semiannual Report

[graphic of runners]
[graphic of person looking at computer screen]

Veedot(reg.sm)


[american century logo(reg.sm)]
American
Century

[inside front cover]

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--------------------------------------------------------------------------------

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American Century does not receive sales commissions or direct compensation for
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[left margin]

VEEDOT
(AMVIX)
-----------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Saving for College Just Got Easier
--------------------------------------------------------------------------------

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Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The five months ended April 30, 2000, rewarded growth investors in Veedot, as the fund handily outperformed its benchmark.

     The period was short, but momentous. So-called "New Economy" stocks led the market -- in both directions. Investors stampeded into technology-oriented firms at the end of 1999 and during the first quarter of 2000, triggering one of the most powerful market advances ever. Then, suddenly, came the reminder that some "old" rules of common stock investing still apply -- including one American Century's growth fund managers hold dear: stock prices ultimately depend on earnings.

     Turning to corporate matters, the months covered in this report have been important ones for American Century. Besides serving the nearly two million investors who look to American Century for investment management, we also worked hard to serve and support the 3,000 people who work on your behalf -- to create a positive, safe, and productive work environment. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

     We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and is essential in our efforts to provide you with excellent investment management and service.

     Finally, we're pleased to announce that American Century's fund performance reports like this one have won the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand. In 1999, American Century's investor account statement became the first fund company statement to win the same seal from DALBAR. You can count on us to keep looking for ways to improve the reports, literature, and statements you receive from us.

     We appreciate your continued confidence in American Century.

Sincerely,

/signature/                             /signature/
James E. Stowers, Jr.                   James E. Stowers III
Chairman of the Board and Founder       Vice Chairman of the Board and
                                        Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

VEEDOT
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   17
   Background Information
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
      Portfolio Managers ..................................................   18
   Glossary ...............................................................   19


                                                  www.americancentury.com    1


Report Highlights
--------------------------------------------------------------------------------


MARKET PERSPECTIVE

* The five months ended April 30, 2000, saw the S&P 500, the Nasdaq Composite, and the Dow all reach record highs in the new millennium. 1999 represented the fifth consec- utive year that the S&P 500 returned 20% or better. The technology-laden Nasdaq was the biggest winner, closing 1999 with an unprecedented gain of 86% -- the largest one-year increase ever recorded by any U.S. market index.

* While "New Economy" stocks -- particularly those of Internet and technology companies -- still held appeal for investors, uncertainty got a foothold and volatility became pervasive in this arena. Despite rising interest rates, valuations of technology stocks continued to climb until investors lost faith and interest, taking the Nasdaq down 25.33% in a single week in April.

VEEDOT

* Veedot gained 35.20% during its first five months in operation. It outperformed its benchmark, the Wilshire 5000 Index, which posted a 5.88% gain during the same timeframe. The fund also outpaced the Lipper average multi-cap core fund, which gained 9.63% during the period.

* The fund's largest positions were in the technology sector, which represented 49% of investments at April 30. The fund's best contributors were electrical equipment companies, semiconductor firms, and computer software manufacturers.

* Veedot's 15% stake in energy also added to performance as oil and gas prices moved higher in recent months. The fund's relatively lighter weighting in the consumer sector also proved beneficial, as this group generally struggled during the period.

* Securities and asset management firms and banks, which were hurt by rising interest rates, were the fund's worst performing holdings, followed by forest products and paper firms.

[left margin]

                                 VEEDOT
                                 (AMVIX)

       TOTAL RETURNS:                               AS OF 4/30/00
          Since Inception                               35.20%*
       INCEPTION DATE:                                 11/30/99
       NET ASSETS:                                 $373.5 million

*Not annualized.

Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]

James E. Stowers III, Chief Executive Officer of American Century

     Common stock investors will look back on the five-month interval covered by this report as one of the more extraordinary short-term experiences in stock market history.

     The major market indices -- the Standard & Poor's 500 Index, the Nasdaq Composite, and the Dow Jones Industrial Average -- all entered the new millennium at record highs. The Nasdaq ended 1999 with a stunning 86% gain, the largest one-year increase in any U.S. market index -- ever. The S&P 500 notched its fifth consecutive year with a return of 20% or more.

HIGH EXPECTATIONS

     This performance led investors to carry unrealistically high expectations into 2000. Surveys showed the average investor expected the stock market overall to rise 15% in 2000, and his or her stock portfolio to gain 18%. Perhaps they were also reading headlines like this one from our hometown paper, The Kansas City Star, in January: "New tech stocks defy old rules."

     The Star appeared to be right. "New Economy" stocks -- especially those associated with the Internet and biotechnology -- were all investors wanted to own.

     But what may have started out as "rational exuberance" for technology issues turned into rampant speculation as 2000 progressed. This was most evident in the extraordinary strength of the new-issue market, where hundreds of unseasoned, untested, "dot-com" companies soared in price, as investors scrambled to own the next Yahoo! or America Online. The technology run-up blew past three interest rate increases as if they had never happened.

     Herd-like behavior took the Nasdaq Composite up 51% from November 30, 1999, the start of this report period, to a record 5,049 on March 10. In contrast, the S&P 500 gained 0.73%. Many aggressive growth funds needed an extra decimal space in the newspaper mutual fund tables to accommodate their outsized returns.

$2 TRILLION DISAPPEARS

     But extreme market moves of this dimension do not last forever. In early March, a controversy involving the ownership of genetic information staggered the biotech sector, and one month later, the malaise had spread to technology. By April 10, investors decided how high was too high and let the air out of the technology balloon. Nasdaq suffered its worst week ever, dropping 25.33%. More than $2 trillion in investor wealth evaporated.

     Right now, the stock market is moving in fits and starts, not sure where it wants to go. Investors' enthusiasm for technology is still high; however, they also have higher standards for the tech stocks they own. With first-quarter earnings appearing strong, wages up and the economy humming, the tug between interest rates and inflation will weigh on the stock market for a while, along with a higher degree of volatility. That means investors may have to recapture something that's been missing lately: patience.


[right margin]

"INVESTORS' ENTHUSIASM FOR TECHNOLOGY IS STILL HIGH; HOWEVER, THEY ALSO HAVE HIGHER STANDARDS FOR THE TECH STOCKS THEY OWN."

MARKET RETURNS
FOR THE FIVE MONTHS ENDED APRIL 30, 2000

S&P 500                5.04%
S&P MIDCAP 400        15.21%
RUSSELL 2000          12.03%

Sources: Lipper Inc.

These indices represent the performance of large-, medium- , and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE FIVE MONTHS ENDED APRIL 30, 2000

[line chart -- data below]

               S&P 500 Index      S&P Midcap       400 Russell 2000
11/30/99         $1.00              $1.00               $1.00
12/31/99         $1.06              $1.06               $1.11
1/31/00          $1.01              $1.03               $1.10
2/29/00          $0.99              $1.10               $1.28
3/31/00          $1.08              $1.19               $1.19
4/30/00          $1.05              $1.15               $1.12

Value on 4/30/99

S&P500              $1.05
S&P MIDCAP 400      $1.15
RUSSELL 2000        $1.12


                                                  www.americancentury.com     3


Veedot --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2000*

                                     INVESTOR CLASS (INCEPTION 11/30/99)

                                     VEEDOT         WILSHIRE 5000 INDEX
LIFE OF FUND ....................... 35.20%                5.88%

* Returns for periods less than one year are not annualized.

See pages 18-19 for information about the Wilshire 5000 Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value as of 4/30/2000:
Veedot                      $13,520
Wilshire 5000 Index         $10,588

[mountain chart -- data below]

               Veedot       Wilshire 5000 Index
11/30/1999     $10,000            $10,000
12/31/1999     $11,840            $10,759
1/31/2000      $11,800            $10,313
2/29/2000      $15,320            $10,544
3/31/2000      $14,820            $11,170
4/30/2000      $13,520            $10,588

The graph at left shows the growth of a $10,000 investment over the life of the fund. The Wilshire 5000 Index is provided for comparison. Veedot's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


4     1-800-345-2021


Veedot --Q&A
--------------------------------------------------------------------------------

[photo of Jim Stowers III and John Small, Jr.]
     An interview with Jim Stowers III and John Small, Jr., portfolio managers on the Veedot investment team.

HOW DID VEEDOT PERFORM DURING ITS FIRST FEW MONTHS IN OPERATION?

     Veedot has performed well since it opened on November 30, 1999. As of April 30, 2000, the fund had gained 35.20%, dramatically outperforming the 5.88% return of its benchmark, the Wilshire 5000 Index.

SINCE THIS IS THE FIRST REPORT TO INVESTORS, WILL YOU DESCRIBE HOW THE FUND IS MANAGED?

     Certainly. Veedot seeks long-term investment returns using a time-tested investment strategy that focuses on companies whose earnings and revenues are growing at an accelerating rate -- that is, firms that are growing faster now than they have in the past.

     To find those firms, we rely on a proprietary database that screens approximately 12,000 stocks. It tracks companies of all sizes, without regard to sector, industry, or geographical location, and filters out those best meeting our fundamental criteria. We then apply technical analysis (the study of a stock's historical price pattern) to help improve our likelihood of finding stock market winners. In particular, we are trying to find the "sweet spot" -- the most dramatic part of a given company's growth rate -- and gear our buying and selling activities appropriately.

     What's especially important about this approach is its adherence to a systematic, repeatable discipline. Because we focus solely on a stock's fundamentals and how investor behavior has affected its performance, we aren't distracted by either qualitative or speculative input. The opportunity for human bias -- what we personally think about a company or its products -- to influence a buy or sell decision is minimized.

VEEDOT'S EARLY PERFORMANCE HAS BEEN IMPRESSIVE. WHAT FACTORS CONTRIBUTED TO ITS RETURN?

     This report will be somewhat different than reports on most of American Century's other funds, in that we won't be providing detailed stock stories. That's because we are primarily interested in a given company's accelerating earnings and revenues, how its stock has performed in the past, and how it is currently performing. We aren't looking at what the company makes or how it is managed -- it simply has to meet our strict fundamental and technical criteria.

     Because emotion and opinion aren't part of our process, no sectors are favored. However, the process automatically identifies market trends and helps point us toward the fastest-growing sectors and industries. We also may take heavy positions in the best-performing companies in these areas.

[right margin]

"VEEDOT SEEKS LONG-TERM INVESTMENT RETURNS USING A TIME-TESTED INVESTMENT STRATEGY THAT FOCUSES ON COMPANIES WHOSE EARNINGS AND REVENUES ARE GROWING AT AN ACCELERATING RATE -- THAT IS, FIRMS THAT ARE GROWING FASTER THAN THEY HAVE IN THE PAST."

PORTFOLIO AT A GLANCE
                                                  4/30/00

NO. OF COMPANIES                                    173
MEDIAN P/E RATIO                                    51.2
MEDIAN MARKET                                      $5.33
   CAPITALIZATION                                 BILLION
PORTFOLIO TURNOVER                                 84%(1)
EXPENSE RATIO                                     1.50%(2)
   (INVESTOR CLASS)

(1)    From 11/30/99 to 4/30/00.

(2)    Annualized.


Investment terms are defined in the Glossary on pages 19-20.


                                                  www.americancentury.com     5


Veedot --Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     As of April 30, our biggest positions were in technology-oriented companies, which represented 49% of investments, and technology was also our top-performing sector. Along with this overweight position, strong individual stock selection played a role. Our best contributors were electrical equipment companies, semiconductor firms, and computer software manufacturers.

     Growth in the electrical equipment group has been driven by the rapidly expanding use of the Internet and increasing demand for wireless phones. Growth in the semiconductor industry likewise has been robust, particularly for companies that make or distribute chips used in telecommunications devices and wireless communications systems. The software industry in general is benefiting from the move by many companies -- with Y2K concerns now behind them -- to upgrade their operations and increase efficiencies.

WERE THERE AREAS OUTSIDE OF TECHNOLOGY THAT ADDED TO PERFORMANCE?

     Yes. The fund got a nice boost from its 15% stake in energy -- specifically,oil services providers -- as oil and gas prices have moved higher in recent months.

     In discussing what contributed to performance, we'd be remiss if we didn't acknowledge that Veedot's return was also influenced by what it didn't own. Our systematic methodology led us to a relatively small stake in the struggling consumer sector, which also helped boost returns.

WHICH SECTORS OR INDUSTRIES DETRACTED FROM PERFORMANCE?

     On an absolute basis, Veedot's worst performers were banks, brokers, and asset management firms, which were hurt by rising interest rates. Forest products and paper companies also underperformed.

     Another factor that influenced performance that isn't evident in the fund's healthy return is the hit that most technology firms took in March and April. Investors reacted swiftly when several leading tech firms announced disappointing first-quarter earnings, abandoning technology stocks for the shares of more established, "Old Economy" companies. In those two months alone, the Nasdaq fell nearly 20%, and we watched as a number of our top holdings gave back some of their earlier gains. Frustrating as that can be to investors, we believe Veedot's strong return -- despite the sell-off in technology -- is attributable to strong individual stock selection and adherence to our discipline.

WHO ARE THE MEMBERS OF VEEDOT'S INVESTMENT TEAM?

     We co-manage the Veedot portfolio, along with Randy Pittman, who serves as our Investment Systems Engineer. Randy is the architect responsible for developing the specialized computer tools that help us sort out and choose what we believe are the best accelerating companies in our database. Although Veedot's investment team

[left margin]

TOP TEN HOLDINGS

                                        % OF FUND INVESTMENTS
                                                       AS OF
                                                      4/30/00
LONE STAR TECHNOLOGIES, INC.                            1.6%
APPLIED MICRO CIRCUITS CORP.                            1.3%
SHERWIN-WILLIAMS CO.                                    1.3%
APPLE COMPUTER, INC.                                    1.3%
TERADYNE, INC.                                          1.3%
ROBOTIC VISION SYSTEMS, INC.                            1.3%
GENERAL ELECTRIC CO. (U.S.)                             1.2%
SUN MICROSYSTEMS, INC.                                  1.2%
ADVANCED MICRO DEVICES, INC.                            1.1%
CREDENCE SYSTEMS CORP.                                  1.1%


TOP FIVE INDUSTRIES

                                        % OF FUND INVESTMENTS
                                                       AS OF
                                                      4/30/00
ELECTRICAL EQUIPMENT                                   20.7%
SEMICONDUCTOR                                          18.4%
OIL SERVICES                                           10.5%
ENERGY RESERVES & PRODUCTION                            5.2%
COMPUTER HARDWARE &
   BUSINESS MACHINES                                    4.2%


6     1-800-345-2021


Veedot --Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

is relatively small, it's important to remember that we use a very different approach. Traditionally, a team of investment analysts performs technical and fundamental analysis. An investment team managing a fund of Veedot's size might have three or four analysts, each assigned to a different area of the market. However, our reliance on established data systems and specialized investment tools negates the need for more hands on the tiller. For investors, this also means the fund's performance is not directly tied to us as managers.

WHAT'S YOUR OUTLOOK FOR THE MARKET AND VEEDOT GOING FORWARD?

     We do not attempt to predict the market's direction; however, we do believe that our approach will continue to lead us to the most attractive companies, wherever they are, regardless of the market environment. Investor preference may shift out of technology and into other, currently overlooked or neglected sectors, or may move from one capitalization range to another. Because we're tracking acceleration wherever it occurs and are attempting to identify companies in the early stages of their growth, our goal is to be "early and right" on the market's most exciting opportunities.

[right margin]

"WE DO NOT ATTEMPT TO PREDICT THE MARKET'S DIRECTION; HOWEVER, WE DO BELIEVE THAT OUR APPROACH WILL CONTINUE TO LEAD US TO THE MOST ATTRACTIVE COMPANIES, WHEREVER THEY ARE, REGARDLESS OF THE MARKET ENVIRONMENT."

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                         AS OF APRIL 30, 2000
COMMON STOCKS                                     96.6%
TEMPORARY CASH INVESTMENTS                         3.4%

[pie chart]


                                                  www.americancentury.com     7


Veedot --Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

Shares                                                                        Value
------------------------------------------------------------------------------------------------

COMMON STOCKS -- 96.6%

APPAREL & TEXTILES -- 0.7%
                   70,000  Guess?, Inc.(1)                                  $         1,925,000
                   50,000  Reebok International Ltd.(1)                                 850,000
                                                                            -------------------
                                                                                      2,775,000
                                                                            --------------------
BANKS -- 1.6%
                   55,000  Bank of New York Co., Inc. (The)                           2,258,437
                   60,000  Firstar Corp.                                              1,492,500
                   35,000  Northern Trust Corp.                                       2,245,469
                                                                            --------------------
                                                                                      5,996,406
                                                                            --------------------
CHEMICALS -- 1.5%
                  200,000  Sherwin-Williams Co.                                       4,975,000
                   30,000  Tredegar Industries, Inc.                                    774,375
                                                                            --------------------
                                                                                      5,749,375
                                                                            --------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 4.2%
                   40,000  Apple Computer, Inc.(1)                                    4,963,750
                   10,000  EMC Corp. (Mass.)(1)                                       1,389,375
                   30,000  SanDisk Corp.(1)                                           2,747,812
                   40,000  Sanmina Corp.(1)                                           2,401,250
                   50,000  Sun Microsystems, Inc.(1)                                  4,598,438
                                                                            --------------------
                                                                                     16,100,625
                                                                            --------------------
COMPUTER SOFTWARE -- 3.7%
                   20,000  Adobe Systems Inc.                                         2,419,375
                   30,000  Aspect Development, Inc.(1)                                2,070,938
                   30,000  Autodesk, Inc.                                             1,155,000
                   40,000  BEA Systems, Inc.(1)                                       1,926,250
                   25,000  i2 Technologies, Inc.(1)                                   3,232,812
                   20,000  IONA Technologies PLC ADR(1)                               1,137,500
                   15,000  Oracle Corp.(1)                                            1,198,594
                    5,000  Siebel Systems, Inc.(1)                                      614,531
                   10,000  Symantec Corp.(1)                                            623,438
                                                                            --------------------
                                                                                     14,378,438
                                                                            --------------------
CONSTRUCTION & REAL PROPERTY -- 0.3%
                   15,000  Mastec, Inc.(1)                                            1,295,625
                                                                            --------------------
CONSUMER DURABLES -- 0.9%
                  300,000  Pier 1 Imports, Inc.                                       3,412,500
                                                                            --------------------
DEFENSE/AEROSPACE -- 0.3%
                   20,000  Honeywell Inc.                                             1,120,000
                                                                            --------------------
DRUGS -- 2.6%
                   40,000  Alliance Pharmaceutical Corp.(1)                             316,250
                   45,000  American Home Products Corp.                               2,528,438
                   25,000  Bristol-Myers Squibb Co.                                   1,310,938
                   17,000  Genentech, Inc.(1)                                         1,989,000
                  150,000  Organogenesis Inc.(1)                                      1,715,625
                   15,000  Priority Healthcare Corp. Cl B(1)                            828,750
                   75,000  Rexall Sundown, Inc.(1)                                    1,448,438
                                                                            --------------------
                                                                                     10,137,439
                                                                            --------------------


Shares                                                                        Value
------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 20.7%
                   55,000  ADC Telecommunications, Inc.(1)                  $         3,339,531
                   27,000  Advanced Fibre Communications,
                           Inc.(1)                                                    1,232,719
                   20,000  Amphenol Corp. Cl A(1)                                     1,275,000
                   13,000  Anaren Microwave, Inc.(1)                                  1,343,875
                   30,000  Andrew Corp.(1)                                              885,938
                   25,000  CIENA Corp.(1)                                             3,089,844
                   50,000  Cisco Systems Inc.(1)                                      3,468,750
                   25,000  Cognex Corp.(1)                                            1,409,375
                   20,000  Corning Inc.                                               3,950,000
                   30,000  Credence Systems Corp.(1)                                  4,285,312
                   30,000  DSP Group, Inc.(1)                                         2,132,812
                   40,000  Flextronics International Ltd. ADR(1)                      2,811,250
                   55,000  Harris Corp.                                               1,777,188
                   50,000  Jabil Circuit, Inc.(1)                                     2,046,875
                   30,000  JDS Uniphase Corp.(1)                                      3,111,562
                   40,000  KEMET Corp.(1)                                             2,980,000
                   60,000  Kent Electronics Corp.(1)                                  1,751,250
                   20,000  KLA-Tencor Corporation(1)                                  1,498,125
                   40,000  Littelfuse, Inc.(1)                                        1,417,500
                   30,000  LTX Corp.(1)                                               1,373,438
                   50,000  Nanometrics Inc.(1)                                        1,909,375
                   10,000  NetOptix Corp.(1)                                          1,770,000
                   20,000  Newport Corp.                                              2,448,125
                   20,000  Nortel Networks Corp.                                      2,265,000
                    5,000  Powerwave Technologies, Inc.(1)                            1,040,156
                  330,000  Robotic Vision Systems, Inc.(1)                            4,919,062
                  119,800  ROHN Industries, Inc.(1)                                     460,481
                   30,000  Scientific-Atlanta, Inc.                                   1,951,875
                   60,000  Solectron Corp.(1)                                         2,808,750
                   40,000  Tekelec, Inc.(1)                                           1,393,750
                   45,000  Teradyne, Inc.(1)                                          4,950,000
                   25,000  Tollgrade Communications, Inc.(1)                          1,649,219
                   50,000  Universal Electronics Inc.(1)                              1,018,750
                   50,000  Vishay Intertechnology, Inc.(1)                            4,193,750
                   55,000  Westell Technologies, Inc.(1)                              1,562,344
                                                                             -------------------
                                                                                     79,520,981
                                                                             -------------------
ELECTRICAL UTILITIES -- 2.5%
                   45,000  AES Corp. (The)(1)                                         4,047,188
                   20,000  Calpine Corp.(1)                                           1,830,000
                   20,000  Consolidated Edison, Inc.                                    703,750
                   60,000  PG&E Corp.                                                 1,556,250
                   50,000  Reliant Energy, Inc.                                       1,331,250
                                                                             -------------------
                                                                                      9,468,438
                                                                             -------------------
ENERGY RESERVES & PRODUCTION -- 5.2%
                   30,000  Apache Corp.                                               1,453,125
                   41,000  BP Amoco Plc ADR                                           2,091,000
                   70,000  Burlington Resources Inc.                                  2,751,875
                   30,000  Chevron Corp.                                              2,553,750
                   35,000  Enron Corp.                                                2,439,062
                   20,000  Exxon Mobil Corp.                                          1,553,750
                   45,000  Kerr-McGee Corp.                                           2,328,750


8         1-800-345-2021                                       See Notes to Financial Statements


Veedot --Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

Shares                                                                        Value
------------------------------------------------------------------------------------------------

                   40,000  Pogo Producing Co.                               $         1,025,000
                                                                            --------------------
                   25,000  Triton Energy Ltd.(1)                                        910,938
                  150,000  Union Pacific Resources                                    2,878,125
                                                                            --------------------
                                                                                     19,985,375
                                                                            --------------------
FINANCIAL SERVICES -- 1.8%
                   10,000  American Express Co.                                       1,500,625
                   30,000  General Electric Co. (U.S.)                                4,717,500
                   10,000  Kansas City Southern Industries, Inc.                        718,750
                                                                            --------------------
                                                                                      6,936,875
                                                                            --------------------
FOREST PRODUCTS & PAPER -- 0.3%
                   30,000  International Paper Co.                                    1,102,500
                                                                            --------------------
GROCERY STORES -- 1.5%
                   90,000  Kroger Co. (The)(1)                                        1,670,625
                   90,000  Safeway Inc.(1)                                            3,971,250
                                                                            --------------------
                                                                                      5,641,875
                                                                            --------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.9%
                   25,000  C&D Technologies, Inc.                                     1,610,938
                   40,000  Dover Corp.                                                2,032,500
                                                                            --------------------
                                                                                      3,643,438
                                                                            --------------------
HEAVY MACHINERY -- 0.5%
                   50,000  Deere & Co.                                                2,018,750
                                                                            --------------------
HOME PRODUCTS -- 0.8%
                   50,000  Avon Products, Inc.                                        2,075,000
                   30,000  Gillette Company                                           1,110,000
                                                                            --------------------
                                                                                      3,185,000
                                                                            --------------------
INDUSTRIAL PARTS -- 1.4%
                   25,000  Cymer, Inc.(1)                                               975,781
                   40,000  Helix Technology Corp.                                     2,041,250
                   40,000  United Technologies Corp.                                  2,487,500
                                                                            --------------------
                                                                                      5,504,531
                                                                            --------------------
INDUSTRIAL SERVICES -- 0.8%
                   30,000  Hanover Compressor Company(1)                              1,747,500
                   20,000  Robert Half International Inc.(1)                          1,222,500
                                                                            --------------------
                                                                                      2,970,000
                                                                            --------------------
INFORMATION SERVICES -- 1.4%
                   50,000  Automatic Data Processing, Inc.                            2,690,625
                   35,000  Avert, Inc.                                                  877,188
                   24,400  Diamond Technology Partners Inc.(1)                        1,932,938
                                                                            --------------------
                                                                                      5,500,751
                                                                            --------------------
INTERNET -- 1.0%
                   40,000  Network Associates Inc.(1)                                 1,016,250
                   45,000  RSA Security Inc.(1)                                       2,639,531
                                                                            --------------------
                                                                                      3,655,781
                                                                            --------------------
LEISURE -- 0.4%
                   80,000  Concord Camera Corp.(1)                                    1,457,500
                                                                            --------------------


Shares                                                                        Value
------------------------------------------------------------------------------------------------

MEDIA -- 2.7%

                   90,000  Disney (Walt) Co.                                $         3,898,125
                   40,000  Time Warner Inc.                                           3,597,500
                   25,000  Univision Communications Inc. Cl A(1)                      2,731,250
                                                                            --------------------
                                                                                     10,226,875
                                                                           ---------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.9%
                   16,000  ArthroCare Corp.(1)                                        1,628,000
                   35,000  Cytyc Corp.(1)                                             1,572,812
                   30,000  Medtronic, Inc.                                            1,558,125
                   40,000  Novoste Corp.(1)                                           1,638,750
                  120,000  Quidel Corp.(1)                                              948,750
                                                                           ---------------------
                                                                                      7,346,437
                                                                           ---------------------
MINING & METALS -- 2.2%
                   35,000  Alcoa Inc.                                                 2,270,625
                  130,000  Lone Star Technologies, Inc.(1)                            5,996,250
                                                                           ---------------------
                                                                                      8,266,875
                                                                           ---------------------
OIL REFINING -- 0.7%
                   40,000  Sunoco, Inc.                                               1,212,500
                   50,000  Valero Energy Corp.                                        1,450,000
                                                                           ---------------------
                                                                                      2,662,500
                                                                           ---------------------
OIL SERVICES -- 10.5%
                   60,000  BJ Services Co.(1)                                         4,215,000
                   90,000  Ensco International Inc.                                   2,986,875
                   50,000  Global Marine Inc.(1)                                      1,200,000
                  200,000  Grey Wolf, Inc.(1)                                           812,500
                  300,000  Key Energy Group, Inc.(1)                                  2,925,000
                   90,000  Marine Drilling Co., Inc.(1)                               2,340,000
                   90,000  Maverick Tube Corp.(1)                                     2,579,062
                   60,000  Nabors Industries, Inc.(1)                                 2,366,250
                   50,000  National-Oilwell, Inc.(1)                                  1,196,875
                   70,000  Patterson Energy, Inc.(1)                                  1,973,125
                  150,000  Rowan Companies, Inc.(1)                                   4,190,625
                   50,000  Schlumberger Ltd.                                          3,828,125
                   45,000  Smith International, Inc.(1)                               3,420,000
                   70,000  UTI Energy Corp.(1)                                        2,432,500
                   40,000  Veritas DGC Inc.(1)                                          960,000
                   70,000  Weatherford International, Inc.(1)                         2,843,750
                                                                           ---------------------
                                                                                     40,269,687
                                                                           ---------------------
PROPERTY & CASUALTY INSURANCE -- 0.6%
                   20,000  American International Group, Inc.                         2,193,750
                                                                           ---------------------
SECURITIES & ASSET MANAGEMENT -- 2.0%
                   40,000  Donaldson, Lufkin & Jenrette, Inc.                         1,667,500
                   35,000  Knight/Trimark Group, Inc. Cl A(1)                         1,317,969
                   15,000  Merrill Lynch & Co., Inc.                                  1,529,062
                   75,000  Schwab (Charles) Corp.                                     3,337,500
                                                                            --------------------
                                                                                      7,852,031
                                                                            --------------------


See Notes to Financial Statements                 www.americancentury.com     9


Veedot--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)


Shares                                                                        Value
------------------------------------------------------------------------------------------------

SEMICONDUCTOR -- 18.4%
                   50,000  Advanced Micro Devices, Inc.(1)                   $        4,387,500
                   35,000  Altera Corp.(1)                                            3,577,656
                   35,000  Amkor Technology, Inc.(1)                                  2,139,375
                   45,000  Analog Devices, Inc.(1)                                    3,456,562
                   35,000  Applied Materials, Inc.(1)                                 3,564,531
                   40,000  Applied Micro Circuits Corp.(1)                            5,153,750
                   20,000  Arrow Electronics, Inc.(1)                                   876,250
                   35,000  Atmel Corp.(1)                                             1,711,719
                   40,000  Cypress Semiconductor Corp.(1)                             2,077,500
                   25,000  Electroglas, Inc.(1)                                         967,969
                   35,000  Exar Corp.(1)                                              2,805,469
                   40,000  Integrated Device Technology, Inc.(1)                      1,921,250
                   25,000  Intel Corp.                                                3,171,094
                   40,000  International Rectifier Corp.(1)                           1,965,000
                   40,000  IXYS Corp.(1)                                                986,250
                   40,000  Kulicke & Soffa Industries, Inc.(1)                        3,133,750
                   40,000  Lam Research Corp.(1)                                      1,833,750
                   40,000  Linear Technology Corp.                                    2,286,250
                   20,000  M-Systems Flash Disk Pioneers(1)                           1,318,750
                   35,000  Maxim Integrated Products, Inc.(1)                         2,267,343
                   15,000  Micrel, Inc.(1)                                            1,294,219
                   60,000  Novellus Systems, Inc.(1)                                  3,995,625
                   10,000  PMC-Sierra, Inc.(1)                                        1,918,125
                   25,000  PRI Automation, Inc.(1)                                    1,997,656
                   10,000  SDL, Inc.(1)                                               1,949,688
                   20,000  Semtech Corp.(1)                                           1,366,875
                    8,000  STMicroelectronics N.V.
                              New York Shares                                         1,517,500
                   40,000  TelCom Semiconductor, Inc.(1)                                988,750
                    6,000  Texas Instruments Inc.                                       977,250
                   15,000  TriQuint Semiconductor, Inc.(1)                            1,541,718
                   25,000  Vitesse Semiconductor Corp.(1)                             1,700,781
                   25,000  Xilinx, Inc.(1)                                            1,833,594
                                                                            --------------------
                                                                                     70,683,499
                                                                            --------------------

Shares                                                                              Value
-----------------------------------------------------------------------------------------------

SPECIALTY STORES -- 2.0%
                   45,000  Best Buy Co., Inc.(1)                           $          3,633,750
                   30,000  Fastenal Company                                           1,750,312
                   15,000  Home Depot, Inc.                                             840,938
                   75,000  NBTY, Inc.(1)                                              1,328,905
                                                                            --------------------
                                                                                      7,553,905
                                                                            --------------------
TELEPHONE -- 0.6%
                   50,000  Qwest Communications
                              International Inc.(1)                                   2,168,750
                                                                            --------------------
TOTAL COMMON STOCKS                                                                 370,781,512
                                                                            --------------------
    (Cost $334,207,386)

TEMPORARY CASH INVESTMENTS -- 3.4%
       Repurchase Agreement, State Street Boston
          Corp., (U.S. Treasury obligations), in a joint
          trading account at 5.68%, dated 4/28/00,
          due 5/1/00 (Delivery value $13,006,153)                                    13,000,000
                                                                            --------------------
          (Cost $13,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                       $       383,781,512
                                                                            ====================
    (Cost $347,207,386)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


10        1-800-345-2021                      See Notes to Financial Statements



Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
(identified cost of $347,207,386) ............................    $ 383,781,512
Cash .........................................................        1,119,451
Receivable for investments sold ..............................        3,415,056
Dividends and interest receivable ............................           31,695
                                                                  -------------
                                                                    388,347,714
                                                                  -------------
LIABILITIES
Payable for investments purchased ............................       14,431,174
Accrued management fees (Note 2) .............................          434,551
Payable for directors' fees and expenses .....................              114
Accrued expenses and other liabilities .......................               80
                                                                  -------------
                                                                     14,865,919
                                                                  -------------
Net Assets ...................................................    $ 373,481,795
                                                                  =============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized - Investor Class ..................................      200,000,000
                                                                  =============
Outstanding - Investor Class .................................       55,238,560
                                                                  =============
Net Asset Value Per Share ....................................    $        6.76
                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................    $ 364,866,763
Accumulated net investment loss ..............................         (975,238)
Accumulated net realized loss on investment transactions .....      (26,983,856)
Net unrealized appreciation on investments (Note 3) ..........       36,574,126
                                                                  -------------
                                                                  $ 373,481,795
                                                                  =============


See Notes to Financial Statements             www.americancentury.com        11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

NOVEMBER 30, 1999 (INCEPTION) THROUGH APRIL 30, 2000 (UNAUDITED)

INVESTMENT LOSS
Income:
Interest ......................................................    $    261,324
Dividends .....................................................          81,934
                                                                   ------------
                                                                        343,258
                                                                   ------------
Expenses (Note 2):
Management fees ...............................................       1,318,045
Directors' fees and expenses ..................................             451
                                                                   ------------
                                                                      1,318,496
                                                                   ------------
Net investment loss ...........................................        (975,238)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)

Net realized loss on investments ..............................     (26,983,856)
Change in net unrealized appreciation on investments ..........      36,574,126
                                                                   ------------
Net realized and unrealized gain on investments ...............       9,590,270
                                                                   ------------
Net Increase in Net Assets
Resulting from Operations .....................................    $  8,615,032
                                                                   ============


12        1-800-345-2021                      See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past reporting period. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

NOVEMBER 30, 1999 (INCEPTION) THROUGH APRIL 30, 2000 (UNAUDITED)

Increase in Net Assets

OPERATIONS
Net investment loss ..........................................    $    (975,238)
Net realized loss on investment transactions .................      (26,983,856
Change in net unrealized appreciation on investments .........       36,574,126
                                                                  -------------
Net increase in net assets resulting from operations .........        8,615,032
                                                                  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................................      377,768,886
Payments for shares redeemed .................................      (12,902,123)
                                                                  -------------
Net increase in net assets from capital share transactions ...      364,866,763
                                                                  -------------
Net increase in net assets ...................................      373,481,795

NET ASSETS
Beginning of period ..........................................             --
                                                                  -------------
End of period ................................................    $ 373,481,795
                                                                  =============
Accumulated net investment loss ..............................    $    (975,238)
                                                                  =============
TRANSACTIONS IN SHARES OF THE FUNDS
Sold .........................................................       57,173,468
Redeemed .....................................................       (1,934,908)
                                                                  -------------
Net increase .................................................       55,238,560
                                                                  =============


See Notes to Financial Statements                 www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Veedot Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund generally invests in companies with small, medium, and large market capitalization. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Investor Class commenced on November 30, 1999. Sale of the Advisor and Institutional Classes had not commenced as of April 30, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation


14    1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual fee schedule for the Investor Class is as follows:

        1.50% on the first $500 million
        1.45% on the next $500 million
        1.40% over $1 billion

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the period November 30, 1999 through April 30, 2000, were $540,935,730 and $179,718,488, respectively.

    On April 30, 2000, accumulated net unrealized appreciation was $36,574,126, which consisted of unrealized appreciation of $46,216,123 and unrealized depreciation of $9,641,997. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


                                                 www.americancentury.com     15


Veedot--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                    2000(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......................     $      5.00
                                                                -----------
Income From Investment Operations
  Net Investment Loss(2) ..................................           (0.03)
  Net Realized and Unrealized Gain on
     Investment Transactions ..............................            1.79
                                                                -----------
  Total From Investment Operations ........................            1.76
                                                                -----------
Net Asset Value, End of Period ............................     $      6.76
                                                                ===========
  Total Return(3) .........................................           35.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .........            1.50%(4)
Ratio of Net Investment Loss to Average Net Assets ........      (1.11)%(4)
Portfolio Turnover Rate ...................................              84%
Net Assets, End of Period (in thousands) ..................     $   373,482

(1)  November 30, 1999 (inception) through April 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


16          1-800-345-2021                   See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth funds including domestic equity specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY VEEDOT is a non-diversified fund, which uses a systematic, highly disciplined investment process, relying heavily on quantitative tools to identify attractive investment opportunities. It is designed to identify companies, regardless of size or industry type, whose growth is accelerating and whose share price patterns suggest their stocks are likely to increase in value

     Due to the sector focus of this fund, it may experience greater volatility than funds with a broader investment strategy. It is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 base is its December 31, 1980 capitalization of $1,404,596 billion. Therefore, the index is an excellent approximation of dollar changes in the U.S. equity market. The Wilshire 5000 is the best measure of the entire U.S. stock market.

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PORTFOLIO MANAGERS

Veedot
       JAMES E. STOWERS III
       JOHN SMALL, JR.


18      1-800-345-2021


Glossary
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RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $10.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                  www.americancentury.com     19


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of April 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price fluctuation risk.


20     1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                             RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                             RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Large Cap Value
Strategic Allocation:            Tax-Managed Value
   Moderate                      Income & Growth Value
Strategic Allocation:            Large Cap
   Conservative                  Value
                                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY               INTERNATIONAL

Veedot(reg.sm)                   Global Gold             Emerging Markets
New Opportunities                                        International Discovery
Giftrust(reg.tm)                                         International Growth
Vista                                                    Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                              RISK LEVEL - MODERATE

                                    SPECIALTY

                            Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES


0005                                 American Century Investment Services, Inc.
SH-ANN-20659                      (c)2000 American Century Services Corporation